                                                      Registration Nos. 2-80751
                                                                       811-3618

================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                               -----------------

                                   Form N-1A

   REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                                                                            [_]
       Post-Effective Amendment No. 33
                                                                            [X]
                                    and/or
   REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                                                            [_]
       Amendment No. 35
                                                                            [X]
                       (Check appropriate box or boxes)

                               -----------------

                        Metropolitan Series Fund, Inc.
              (Exact Name of Registrant as Specified in Charter)

                501 Boylston Street               02116
               Boston, Massachusetts           (Zip Code)
               (Address of Principal
                 Executive Office)

      Registrant's Telephone Number, Including Area Code: 617-578-3104

                               -----------------

                             GARY A. BELLER, ESQ.
                              One Madison Avenue
                           New York, New York 10010
                    (Name and Address of Agent for Service)

                                   Copy to:
                             THOMAS M. LENZ, ESQ.
                             MetLife Advisers, LLC
                              501 Boylston Street
                          Boston, Massachusetts 02116

It is proposed that the filing will become effective (check appropriate box)
   [_] immediately upon filing pursuant to paragraph (b) of Rule 485.
   [_] on __________ pursuant to paragraph (b) of Rule 485.
   [_] 80 days after filing pursuant to paragraph (a)(1) of Rule 485.
   [_] on (date) pursuant to paragraph (a)(1) of Rule 485.
   [X] 75 days after filing pursuant to paragraph (a)(2) of Rule 485.

================================================================================

                        METROPOLITAN SERIES FUND, INC.

                                    Class A
                                    Class B
                                    Class E

U.S. EQUITY PORTFOLIOS                   State Street Research Aurora Portfolio
                                         T. Rowe Price Small Cap Growth
Alger Equity Growth Portfolio              Portfolio
Capital Guardian U.S. Equity Portfolio
Davis Venture Value Portfolio            INTERNATIONAL/GLOBAL EQUITY
FI Structured Equity Portfolio           PORTFOLIOS
Harris Oakmark Large Cap Value Portfolio
Janus Growth Portfolio                   Morgan Stanley EAFE(R) Index Portfolio
Jennison Growth Portfolio                Putnam International Stock Portfolio
MetLife Stock Index Portfolio            Scudder Global Equity Portfolio
Met/Putnam Voyager Portfolio (formerly
  Putnam Large Cap Growth Portfolio)     EQUITY AND FIXED-INCOME
MFS Investors Trust Portfolio            PORTFOLIOS
MFS Research Managers Portfolio
State Street Research Investment Trust   Balanced Portfolio
  Portfolio                              MFS Total Return Portfolio
State Street Research Large Cap Value    State Street Research Diversified
  Portfolio                                Portfolio
T. Rowe Price Large Cap Growth Portfolio
Zenith Equity Portfolio                  FIXED-INCOME PORTFOLIOS
FI Mid Cap Opportunities Portfolio
Harris Oakmark Focused Value Portfolio   Lehman Brothers(R) Aggregate Bond Index
Janus Mid Cap Portfolio                    Portfolio
MetLife Mid Cap Stock Index Portfolio    Salomon Brothers Strategic Bond
Neuberger Berman Partners Mid Cap Value    Opportunities Portfolio
  Portfolio                              Salomon Brothers U.S. Government
State Street Research Aggressive Growth    Portfolio
  Portfolio                              State Street Research Bond Income
Franklin Templeton Small Cap Growth        Portfolio
  Portfolio
Loomis Sayles Small Cap Portfolio        MONEY MARKET PORTFOLIO
Russell 2000(R) Index Portfolio
                                         State Street Research Money Market
                                           Portfolio

This prospectus is designed to help you decide whether to invest in the Fund and which Portfolios best match your investment objectives. The prospectus is divided into three Sections:

    I  A brief overview of the structure of the Fund and the Portfolios.

    II Information about each Portfolio, including investment objectives, investment strategies and risks.

   III Other information about the Fund, including information on purchases and redemptions, portfolio valuation, securities pricing and financial highlights.

The Securities and Exchange Commission has not approved or disapproved these securities or passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                  MAY 1, 2003

                               TABLE OF CONTENTS

Section I--Overview of Metropolitan Series Fund, Inc.......................   3
Section II--Information about each Portfolio...............................   6
Section III--Other Information about the Fund.............................. 228
Financial Highlights....................................................... 231
Appendix A--Portfolio Manager Prior Performance............................ 269

                       Information about each Portfolio
                       --------------------------------
Alger Equity Growth Portfolio..............................................   8
Capital Guardian U.S. Equity Portfolio.....................................  12
Davis Venture Value Portfolio..............................................  17
FI Structured Equity Portfolio.............................................  21
Harris Oakmark Large Cap Value Portfolio...................................  25
Janus Growth Portfolio.....................................................  31
Jennison Growth Portfolio..................................................  39
MetLife Stock Index Portfolio..............................................  43
Met/Putnam Voyager Portfolio...............................................  47
MFS Investors Trust Portfolio..............................................  53
MFS Research Managers Portfolio............................................  58
State Street Research Investment Trust Portfolio...........................  64
State Street Research Large Cap Value Portfolio............................  70
T. Rowe Price Large Cap Growth Portfolio...................................  77
Zenith Equity Portfolio....................................................  84
FI Mid Cap Opportunities Portfolio.........................................  87
Harris Oakmark Focused Value Portfolio.....................................  91
Janus Mid Cap Portfolio....................................................  98
MetLife Mid Cap Stock Index Portfolio...................................... 106
Neuberger Berman Partners Mid Cap Value Portfolio.......................... 110
State Street Research Aggressive Growth Portfolio.......................... 115
Franklin Templeton Small Cap Growth Portfolio.............................. 121
Loomis Sayles Small Cap Portfolio.......................................... 127
Russell 2000 Index Portfolio............................................... 134
State Street Research Aurora Portfolio..................................... 138
T. Rowe Price Small Cap Growth Portfolio................................... 145
Morgan Stanley EAFE Index Portfolio........................................ 152
Putnam International Stock Portfolio....................................... 158
Scudder Global Equity Portfolio............................................ 164
Balanced Portfolio......................................................... 171
MFS Total Return Portfolio................................................. 179
State Street Research Diversified Portfolio................................ 185
Lehman Brothers Aggregate Bond Index Portfolio............................. 195
Salomon Brothers Strategic Bond Opportunities Portfolio.................... 201
Salomon Brothers U.S. Government Portfolio................................. 208
State Street Research Bond Income Portfolio................................ 214
State Street Research Money Market Portfolio............................... 222

Section I--Overview of Metropolitan Series Fund, Inc.

Organization

The Fund is a mutual fund, consisting of thirty-seven separate investment portfolios (the "Portfolios"), which offers Class A, Class B and Class E shares. MetLife Advisers, LLC ("MetLife Advisers") is the investment adviser to all the Portfolios. MetLife Advisers has contracted with subadvisers to make the day-to-day investment decisions for the Portfolios. MetLife Advisers is responsible for overseeing these subadvisers and for making recommendations to the Board of Directors of the Fund relating to hiring and replacing subadvisers.

Each Portfolio other than the Harris Oakmark Focused Value Portfolio and the Janus Mid Cap Portfolio is a "diversified" fund. As "non-diversified" funds, the Harris Oakmark Focused Value Portfolio and the Janus Mid Cap Portfolio may hold fewer securities than the other Portfolios. If the stocks held by these Portfolios perform poorly, the Portfolios could incur greater losses than if it had invested in a greater number of stocks.

Investors

Fund shares are offered only to separate accounts (the "Separate Accounts") established by Metropolitan Life Insurance Company ("Metropolitan Life"), New England Life Insurance Company, MetLife Investors USA Insurance Company, General American Life Insurance Company or other insurance companies affiliated with any of these insurance companies (the "Insurance Companies") and to certain eligible qualified retirement plans ("Qualified Plans"). The Fund serves as an investment vehicle for variable life insurance, variable annuity and group annuity products of these insurance companies or under Qualified Plans. The general public may not directly purchase Fund shares. The performance information in this prospectus does not reflect charges associated with the Separate Accounts, variable contracts, or Qualified Plans that an investor in the Fund may pay.

Types of Investments

Each Portfolio invests in a variety of securities. Securities generally fall into two main categories: equity and fixed-income.

  Equity Securities

Equity securities include common stocks, preferred stocks, convertible preferred stocks and other instruments related to common and preferred stocks. Generally, common and preferred stocks represent ownership interests in a corporation, which may be referred to as the "issuer" of the stock. Stocks often pay a dividend.




A separate account is a pool of assets set aside by an insurance company to fund payments under a specified group of insurance policies or contracts.


A dividend is a payment made by a company to a shareholder that typically is based on the company's performance. A dividend may be paid as cash or additional securities.

Investment advisers often characterize stocks as "growth stocks" or "value stocks." Generally, an investment adviser considers a stock to be a growth stock if it expects the company's earnings to grow more rapidly than earnings of other companies. An investment adviser using a "growth" style of investing will be more likely than an adviser using a "value" style to buy a stock which is considered relatively expensive, when compared to other stocks, in terms of traditional measures of stock valuation, such as the stock's price to earnings ratio. Generally, value stocks are the stocks of companies that an investment adviser believes are inexpensive relative to other stocks under current market conditions. A stock may display characteristics of both classifications. Therefore, it is possible that a stock may be characterized as a growth stock by some investment professionals and as a value stock by other investment professionals.

The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The prices of value stocks may fall, or simply may not increase as much as they would have otherwise, if the market does not agree with the subadviser's view of the value of the stock.

Stocks are also often categorized according to the market capitalization of the issuer. Market capitalization is calculated by multiplying the total number of outstanding shares of an issuer by the market price of those shares. Some mutual funds invest primarily in stocks of issuers with larger capitalizations, while other mutual funds invest primarily in stocks of issuers with medium or small capitalizations.

Stock markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance, or "total return," of the Portfolios that invest in stocks and other equity securities will fluctuate within a wide range, so an investor may lose money over short or even long periods.

  Fixed-income Securities

Fixed-income securities, including bonds, notes, and U.S. and other government securities, represent an obligation of a company or other issuer to repay money that it has borrowed. Generally, the issuer agrees to pay the investor interest in return for the use of the money until the maturity date, as set forth in the terms of the security. The rate of interest may be fixed or variable.

The value of fixed-income securities (and of the shares of a Portfolio invested in fixed-income securities) will generally rise when interest rates fall and drop when interest rates increase. A bond with a longer remaining maturity or duration will tend to lose or gain more value in response to interest rate changes than a shorter-term bond. The same is true of a Portfolio's average maturity or duration. While presenting more risk of loss, longer-term bonds tend to pay higher rates of interest or "yields." Falling interest rates will cause the yield of a portfolio of bonds to decrease over time.


The maturity date is the date on which a fixed-income security "matures." This is the date on which the borrower must pay back the borrowed amount, which is known as the principal.

Duration is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Portfolio's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by about 5%.

  Foreign Securities

Some mutual funds invest primarily, or in part, in foreign equity or fixed-income securities. Generally, foreign securities, including equity depository receipts, are securities of issuers organized or headquartered outside the United States or primarily traded outside the United States. Although foreign securities may increase a Portfolio's diversification, foreign securities tend to be more volatile than U.S. securities for reasons such as political, social or economic uncertainties or less regulation of foreign issuers. These risks are heightened for securities of issuers in developing, emerging market countries. Movements in prices in foreign securities markets may not correlate with prices in the U.S. stock market.

                 Section II--Information about each Portfolio

This Section discusses the principal investment strategies and risks of investing in each Portfolio. However, each Portfolio may invest in securities and engage in certain investment practices not discussed below. For more information about these securities, strategies and related risks, please see the Fund's Statement of Additional Information (the "SAI"). Please call the toll-free number listed on the back cover of the Prospectus to receive a free copy of the SAI.

Investment Objectives

The investment objective of each Portfolio may be changed without shareholder approval. There is no assurance that a Portfolio will achieve its investment objective.

Temporary Defensive Positions

Each Portfolio intends normally to remain fully invested in its respective type of investments. However, for temporary purposes to meet redemptions or for defensive purposes in response to market conditions, each Portfolio, other than the Lehman Brothers Aggregate Bond Index Portfolio, MetLife Stock Index Portfolio, MetLife Mid Cap Stock Index Portfolio, Morgan Stanley EAFE Index Portfolio and Russell 2000 Index Portfolio (collectively, the "Index Portfolios"), Zenith Equity Portfolio and State Street Research Money Market Portfolio, reserves the right to hold some or a substantial portion of its assets in cash or fixed-income investments. The types of securities in which a Portfolio may invest for temporary or defensive purposes include U.S. Government securities, investment grade fixed-income securities, money market instruments and repurchase agreements. The FI Structured Equity Portfolio and the FI Mid Cap Opportunities Portfolio may also invest without limitation in preferred stocks and investment grade debt instruments for temporary defensive purposes. There is no assurance that any Portfolio will employ a defensive strategy or as to how long a Portfolio may do so. Although a defensive strategy may help insulate a Portfolio from a downturn in securities markets, it could prevent the Portfolio from capturing the gains it would otherwise achieve if the Portfolio did not employ a defensive strategy. The use of a defensive strategy may prevent a Portfolio from achieving its investment objective.

Portfolio Turnover

Except for the Index Portfolios, each Portfolio may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. As a result, the Portfolio may experience high portfolio turnover. High portfolio turnover results in higher brokerage and other transaction costs.

Investment Percentage Requirements and Capitalization

Several of the Portfolios have adopted policies that set minimum or maximum percentages of their assets to be allocated to certain types


Repurchase agreements are agreements under which a Portfolio purchases one or more securities from another party, usually a bank or a brokerage firm, with the understanding that the counterparty will buy the securities back from the Portfolio at a later date. Repurchase agreements allow a Portfolio to earn a return on available cash at relatively low credit risk.

of investments or to certain ranges of market capitalization. Unless otherwise indicated, these percentage requirements and capitalization ranges apply at the time an investment is made. A change in the value of an investment after it is acquired does not create a violation of these policies or ranges. For the FI Mid Cap Opportunities Portfolio, a company's market capitalization is based on its current market capitalization or its market capitalization at the time of the Portfolio's investment.

Securities Lending

Each Portfolio may lend a portion of its securities to brokers, dealers and other financial institutions. As collateral for the loan, the Portfolio receives an amount that is at all times equal to at least 100% of the current market value of the loaned securities. The Portfolio invests the collateral in short-term high investment grade securities, or in a fund that invests in such securities. Loans will not have a term longer than 30 days and will be terminable at any time. As with any extension of credit, securities lending exposes a Portfolio to risks including delay in recovery and loss of rights in the collateral if the borrower fails financially.

                         Alger Equity Growth Portfolio

Investment Objective

The investment objective of the Portfolio is long-term capital appreciation.

Principal Investment Strategies

Fred Alger Management, Inc. ("Alger"), subadviser to the Portfolio, invests, under normal circumstances, the Portfolio's assets primarily in growth stocks. Alger will ordinarily invest at least 80% of the Portfolio's assets in equity securities. You will receive 60 days' prior notice if this 80% minimum is going to change. The Portfolio will invest in equity securities of issuers with a market capitalization of $1 billion or greater.

  Stock Selection

Alger seeks out and invests primarily in companies that are traded on domestic stock exchanges or in the domestic over-the-counter market. The companies Alger chooses for the Portfolio may still be in the development stage, may be older companies that appear to be entering a new stage of growth progress due to factors like management changes or development of new technologies, products or markets, or may be companies providing products or services with a high unit volume growth rate. Alger focuses on fundamental characteristics of individual companies and does not allocate assets based on specific industry sectors.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in U.S. stock markets.

   . Poor performance of individual stocks held by the Portfolio or of growth stocks in general.

   . Potentially rapid price changes (volatility) of equity securities.

Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees

                                                  Alger Equity Growth Portfolio


charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay.

                       [CHART]

1995   1996   1997   1998   1999    2000    2001    2002
-----  -----  -----  -----  -----  ------  ------  ------
48.8%  13.2%  25.6%  47.8%  34.1%  -13.7%  -12.0%

During the period shown above, the highest quarterly return was     % for the
     quarter of     , and the lowest quarterly return was     % for the
quarter of     . Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                                  Life of the Portfolio
                                   Past One Year Past Five Years   (October 31, 1994)
                                   ------------- --------------- -----------------------
Class A...........................         %                %                          %
Class B*..........................       N/A              N/A                        N/A
Class E**.........................         %                %                          %
S&P 500 Index.....................         %                %                          %
Lipper Variable Products Large-Cap                               Data only available for
  Growth Fund Average.............         %                %    full one-year periods

--------
* No Class B shares of this Portfolio were outstanding as of December 31, 2002. ** Performance information shown is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Shareholder Fees (fees paid directly from your investment)

                                                                 Class A Class B Class E
                                                                 ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)...............................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase price
  or redemption price, whichever is lower)......................  None    None    None

Alger Equity Growth Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                             Class A Class B Class E
                                             ------- ------- -------
            Management Fees.................      %       %       %
            Distribution and Service (12b-1)
              Fees..........................  0.00%   0.25%   0.15%
            Other Expenses..................      %       %       %
                                              -----   -----   -----
            Total Annual Portfolio Operating
              Expenses......................      %       %       %

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A    $          $          $          $
               Class B    $          $          $          $
               Class E    $          $          $          $

More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Portfolio Management

As of December 31, 2002, Alger managed approximately $     billion in assets
for seven mutual funds and other institutional investors. Alger's address is 111 Fifth Avenue, New York, New York 10003.

                                                  Alger Equity Growth Portfolio



Dan C. Chung and David Hyun are the portfolio managers of the Portfolio. Both are Executive Vice Presidents at Alger. Mr. Chung is Alger's Chief Investment Officer and has held various investment positions at Alger since 1994. Mr. Hyun held various investment positions at Alger from 1991 to 2000, then spent a year as a portfolio manager at Oppenheimer Funds before returning to Alger in September 2001.

Fred M. Alger has been Alger's chief market strategist since September 2001. Mr. Alger is the founder, Chairman and President of Alger.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $1 billion of the Portfolio's average daily net assets and 0.70% for amounts over $1 billion. For the year ended December 31,
2002, the Portfolio paid MetLife Advisers an investment advisory fee of     %
of the Portfolio's average daily net assets.

                    Capital Guardian U.S. Equity Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies

Capital Guardian Trust Company ("Capital Guardian"), subadviser to the Portfolio, invests, under normal circumstances, at least 80% of the Portfolio's assets in equity securities. You will receive 60 days' prior notice if this 80% minimum is going to change. For the purposes of this 80% minimum, "equity securities" are defined as securities of U.S. companies with market capitalizations greater than $1 billion at the time of purchase. The Portfolio may also invest in fixed- income securities convertible into equity securities. The Portfolio may invest up to 15% of its total assets in foreign securities, including securities of issuers in emerging markets. Capital Guardian defines "foreign securities" as securities of issuers outside the U.S. and not included in the S&P 500 Index. "Foreign securities" also includes American Depositary Receipts ("ADRs"), through which the Portfolio may also have exposure to foreign currencies.

  Stock Selection

In selecting stocks for the Portfolio, Capital Guardian focuses primarily on the potential for capital appreciation. Capital Guardian seeks for the Portfolio dynamic, growing companies with asset values it believes are understated, strong balance sheets, and stock prices it does not consider excessive relative to book value.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in U.S. or foreign stock markets.

   . Poor performance of individual stocks held by the Portfolio.

   . Potentially rapid price changes (volatility) of equity securities.

   . The risks associated with investment in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

Investment Performance Record

Since the Portfolio commenced operations on May 1, 2002, the Portfolio does not yet have a full calendar year of investment performance.

                                         Capital Guardian U.S. Equity Portfolio



Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Shareholder Fees (fees paid directly from your investment)

                                                           Class A Class B Class E
                                                           ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)...........................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase
  price or redemption price, whichever is lower)..........  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
                                                   ------- ------- -------
      Management Fees.............................       %       %       %
      Distribution and Service (12b-1) Fees.......   0.00%   0.25%   0.15%
      Other Expenses(1)...........................       %       %       %
                                                   ------- ------- -------
      Total Annual Portfolio Operating Expenses(1)       %       %       %

--------
(1) The Portfolio's subadviser directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's total annual operating expenses would have been
    [      ]% for Class A shares, [      ]% for Class B shares and [      ]%
    for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A    $          $          $          $
               Class B    $          $          $          $
               Class E    $          $          $          $

More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Capital Guardian U.S. Equity Portfolio



Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of a value stock may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. The Portfolio may not perform as well as a fund that invests in only value or growth stocks.

Real Estate Investment Trusts (REITs). One category of equity securities in which the Portfolio invests is REITs. REITs are generally categorized as equity REITs or mortgage REITs, although some REITs have characteristics of both classifications. Equity REITs invest directly in real property and receive income from rent collection and sale of those properties. These REITs may decline in value when the property they own declines in value. Mortgage REITs invest in real estate mortgages and receive income from interest payments on those mortgages. These REITs are particularly subject to credit risk and market risk, and equity REITs are also subject to market risk.

Mutual Funds. The Portfolio may invest in mutual funds. Since the value of a mutual fund is based on the value of the individual securities it holds, the value of the Portfolio's investment in the mutual fund will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the mutual fund's fees and expenses.

Rule 144A Securities. The Portfolio may invest in Rule 144A securities, which are privately offered securities that can be resold only to certain qualified institutional buyers. A Rule 144A security is treated as illiquid unless Capital Guardian determines, under guidelines established by the Fund's directors, that it is liquid.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

                                         Capital Guardian U.S. Equity Portfolio



Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. Capital Guardian may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Capital Guardian cannot assure that these techniques will be effective.

Emerging Markets. The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

  Forward Contracts and Futures Contracts

The Portfolio may seek to avoid the risk of an unfavorable shift in currency rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

Portfolio Management

Capital Guardian is a wholly-owned subsidiary of Capital Group International, Inc., which is a wholly-owned subsidiary of The Capital Group Companies, Inc. Capital Guardian has been providing investment management services since 1968.
As of December 31, 2002, Capital Guardian managed approximately $     billion
in assets. Capital Guardian is located at 333 South Hope Street, Los Angeles, California 90071.

Capital Guardian uses a multiple portfolio manager system under which the Portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selections as well as valuation and transaction assessment. An additional portion of the Portfolio is managed by a group of investment research analysts.

The individual portfolio managers of each segment of the Portfolio, other than that managed by the group of research analysts, are as follows:

Michael Erickson is a Senior Vice President and portfolio manager for Capital Guardian and a Senior Vice President and Director for Capital International Limited. He joined the Capital Guardian organization in 1987.


A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a security, the value of which is based on (derived from) the movement of an underlying instrument. This instrument could be the price of another security or other asset or an interest rate, among other things.

Capital Guardian U.S. Equity Portfolio



David Fisher is Chairman of the Board of Capital Group International, Inc. and Capital Guardian. He joined the Capital Guardian organization in 1969.

Theodore Samuels is a Senior Vice President and a Director for Capital Guardian, as well as a Director of Capital International Research, Inc. He joined the Capital Guardian organization in 1981.

Eugene Stein is an Executive Vice President, a Director and Chairman of Capital Guardian, as well as Chairman of Capital Guardian's Investment Committee. He joined the Capital Guardian organization in 1972.

Terry Berkemeier is a Vice President of Capital International Research, Inc. with U.S. equity portfolio management responsibility in Capital Guardian Trust Company and research responsibilities for the global metals and mining industries. He joined the Capital Guardian organization in 1992.

Alan J. Wilson is a Vice President of Capital International Research, Inc. and has research responsibilities covering U.S. oil services and household products. He joined the Capital Guardian organization in 1991.

Karen Miller is a Senior Vice President and Director of Capital International Research, Inc. She joined the Capital Guardian organization in 1990.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.70% for the first $200 million of the Portfolio's average daily net assets, 0.65% for the next $300 million, 0.60% for the next $1.5 billion and 0.55% for amounts over $2 billion.

                         Davis Venture Value Portfolio

Investment Objective

The investment objective of the Portfolio is growth of capital.

Principal Investment Strategies

Davis Selected Advisers, L.P. ("Davis Selected"), subadviser to the Portfolio, invests, under normal circumstances, the majority of the Portfolio's assets primarily in equity securities of companies with market capitalizations of at least $10 billion. Davis Selected searches for companies that it believes are of high quality and whose stocks are selling at attractive prices with the intention of holding them for the long term. Davis Selected believes that managing risk is the key to delivering superior long-term investment results; therefore, it considers how much could potentially be lost on an investment before considering how much might be gained.

  Stock Selection

Davis Selected has developed a list of ten characteristics that it believes allow companies to sustain long-term growth and minimize risks to enhance their potential for superior long-term returns. Although few companies exhibit all ten characteristics, Davis Selected searches for companies that possess:

   . Excellent management.

   . Managers who own stock in their own company.

   . Strong returns on investments of an issuer's capital.

   . A lean expense structure.

   . A dominant or growing market share in a growing market.

   . A proven record as an acquirer.

   . A strong balance sheet.

   . Products or services that are not likely to become obsolete.

   . Successful international operations.

   . Innovation in all aspects of operations.

Davis Selected does not have particular allocation strategies, and emphasizes individual stock selection rather than industry sectors. Davis Selected relies heavily on its evaluation of the management of potential investments, and will ordinarily visit the managers at their place of business to gain insight into the relative value of different companies.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in the U.S. stock market.

   . Poor performance of individual stocks held by the Portfolio, of large capitalization stocks, or of value stocks in general.

   . Potentially rapid price changes (volatility) of equity securities.

Davis Venture Value Portfolio



Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay.

                        [CHART]

1995   1996   1997   1998   1999   2000   2001   2002
-----  -----  -----  -----  -----  ----  ------ ------
39.3%  25.8%  33.5%  14.4%  17.5%  9.5%  -11.1%

During the period shown above, the highest quarterly return was     % for the
     quarter of     , and the lowest quarterly return was     % for the
quarter of     . Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

                       Average Annual Total Returns for
                          Periods Ending December 31

                                                Past       Past     Life of the Portfolio
                                              One Year  Five Years   (October 31, 1994)
                                              --------- ---------- -----------------------
Class A......................................         %        %                         %
Class B*.....................................       N/A      N/A                       N/A
Class E**....................................         %        %                         %
S&P 500 Index................................         %        %                         %
Lipper Variable Products Large-Cap Value                           Data only available for
  Fund Average...............................         %        %   full one-year periods

--------
* No Class B shares of this Portfolio were outstanding as of December 31, 2002. ** Performance information shown is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Shareholder Fees (fees paid directly from your investment)

                                                                    Class A Class B Class E
                                                                    ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)..................................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase price or
  redemption price, whichever is lower)............................  None    None    None

                                                  Davis Venture Value Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                               Class A Class B Class E
                                               ------- ------- -------
         Management Fees......................      %       %       %
         Distribution and Service (12b-1) Fees  0.00%   0.25%   0.15%
         Other Expenses(1)....................      %       %       %
                                                -----   -----   -----
         Total Annual Portfolio Operating
           Expenses(1)........................      %       %       %

--------
(1) The Portfolio's subadviser directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's total annual operating expenses would have been [ ]% for Class A shares, [ ]% for Class B shares and [ ]% for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A    $          $          $          $
               Class B    $          $          $          $
               Class E    $          $          $          $

More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the

Davis Venture Value Portfolio


subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

Portfolio Management

As of December 31, 2002, Davis Selected, together with its affiliated institutional asset management companies, managed approximately $ billion in assets. Davis Selected's address is 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706. Davis Selected may delegate to Davis Selected Advisers-NY, Inc. any of its responsibilities related to Venture Value. Davis Selected Advisers-NY, Inc. is a wholly-owned subsidiary of Davis Selected and is located at 609 Fifth Avenue, New York, New York 10017.

Christopher C. Davis and Kenneth C. Feinberg are the co-portfolio managers of the Portfolio. Christopher Davis has been the portfolio manager for the Portfolio and other equity funds managed by Davis Selected since February 1997. Christopher Davis was co-portfolio manager of the Portfolio with Shelby M.C. Davis from October 1995 until February 1997. Prior to co-managing the Portfolio, Christopher Davis worked as Shelby Davis' assistant portfolio manager and research analyst. Mr. Feinberg has co-managed other equity funds for Davis Selected since May 1998 and became co-portfolio manager of the Portfolio in April 1999. Mr. Feinberg was a research analyst at Davis Selected from December 1994 until May 1998, and before that he was an Assistant Vice President of Investor Relations for Continental Corp.

As Senior Research Adviser, Shelby Davis provides investment themes and strategies to, and helps select individual stocks for, the Portfolio.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $1 billion of the Portfolio's average daily net assets and 0.70% for amounts over $1 billion. For the year ended December 31,
2002, the Portfolio paid MetLife Advisers     % of the Portfolio's average
daily net assets in investment advisory fees.

                        FI Structured Equity Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies

Fidelity Management & Research Company ("FMR"), subadviser to the Portfolio, normally invests the Portfolio's assets primarily in common stocks. FMR normally invests at least 80% of the Portfolio's assets in equity securities. You will receive 60 days' prior notice if this 80% minimum is going to change. The Portfolio may invest in domestic and foreign issuers.

  Investment Selection

FMR invests the Portfolio's assets in securities of companies it believes are undervalued in the marketplace in relation to factors such as a company's assets, earnings, growth potential and cash flow, or in relation to securities of other companies in the same industry. Companies with these characteristics tend to have lower than average price/earnings (P/E) or price/book (P/B) ratios. The stocks of these companies are often called "value" stocks. FMR uses the Russell 1000 Value Index as a guide in structuring the Portfolio and in selecting its investments. FMR considers the Portfolio's security, industry and market capitalization weightings relative to the index. FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management. These securities may then be analyzed using statistical models to further evaluate a security's growth potential, valuation, investment risk and liquidity.

In buying and selling securities for the Portfolio, FMR invests for the long term and selects those securities it believes offer strong opportunity for long-term growth of capital and are attractively valued.

FMR may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Portfolio's exposure to changing security prices or other factors that affect security values. If FMR strategies do not work as intended, the Portfolio may not achieve its objective.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in U.S. or foreign stock markets.

   . Poor performance of individual stocks held by the Portfolio, or of value stocks in general.

   . Potentially rapid price changes (volatility) of equity securities.

   . The risks associated with investment in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

FI Structured Equity Portfolio



Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. On May 1, 2002, the Portfolio changed its subadviser and its investment objective and principal investment strategies. Performance information set forth below reflects results prior to these changes.

                                    [CHART]


1994   1995   1996   1997   1998   1999  2000    2001   2002
-----  -----  -----  -----  -----  ----  -----  ------  ----
-1.2%  36.5%  18.1%  33.5%  24.4%  9.4%  -5.2%  -13.9%


During the period shown above, the highest quarterly return was     % for the
       quarter of     , and the lowest quarterly return was     % for the
       quarter of     . Past performance of a Portfolio does not necessarily
indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                                       Life of the Portfolio
                                        Past One Year Past Five Years    (April 30, 1993)
                                        ------------- --------------- -----------------------
Class A................................         %              %                            %
Class B*...............................       N/A            N/A                          N/A
Class E**..............................         %              %                            %
S&P 500 Index..........................         %              %                            %
Russell 1000 Value Index***............         %              %                            %
Lipper Variable Products Multi-Cap Core                               Data only available for
  Fund Average.........................         %              %      full one-year periods

--------
* No Class B shares of this Portfolio were outstanding as of December 31, 2002.
** Performance information shown is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.
*** Effective May 1, 2002, the Portfolio's performance is compared to the Russell 1000 Value Index, instead of the S&P 500 Index, due to changes in the Portfolio's investment objective and principal investment strategies resulting from a new subadviser.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Shareholder Fees (fees paid directly from your investment)

                                                                    Class A Class B Class E
                                                                    ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)..................................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase price or
  redemption price, whichever is lower)............................  None    None    None

                                                 FI Structured Equity Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
                                                   ------- ------- -------
      Management Fees.............................      %       %       %
      Distribution and Service (12b-1) Fees.......  0.00%   0.25%   0.15%
      Other Expenses(1)...........................      %       %       %
                                                    -----   -----   -----
      Total Annual Portfolio Operating Expenses(1)      %       %       %

--------
(1) The Portfolio's subadviser directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's total annual operating expenses would have been [ ]% for Class A shares, [ ]% for Class B shares and [ ]% for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A    $          $          $          $
               Class B    $          $          $          $
               Class E    $          $          $          $

More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Exchange Traded Funds.   The Portfolio may invest in exchange traded funds
("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of the individual securities it holds, the value of the Portfolio's investment in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

FI Structured Equity Portfolio



Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. FMR may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, FMR cannot assure that these techniques will be effective.

  Forward Contracts and Futures Contracts

The Portfolio attempts to avoid the risk of an unfavorable shift in currency rates by entering into forward contracts or buying or selling futures contracts. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates. The Portfolio may also purchase futures contracts to maintain exposure to the broad equity markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Portfolio Management

While FMR is the subadviser to the Portfolio, the day-to-day investment management decisions for the Portfolio will be made by FMR Co., Inc. (''FMRC"), which serves as sub-subadviser to the Portfolio. FMRC is a wholly-owned subsidiary of FMR. As of December 31, 2002, FMR and its affiliates managed
approximately $   billion in assets. FMR's address is 82 Devonshire Street,
Boston, MA 02109.

Robert Macdonald is the Portfolio Manager of the Portfolio. Mr. Macdonald is a Senior Vice President and Portfolio Manager and has been associated with FMRC since January 2000 and with FMR from 1985 through 2000.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.70% for the first $200 million of the Portfolio's average daily net assets, 0.65% for the next $300 million, 0.60% for the next $1.5 billion and 0.55% for amounts over $2 billion. For the year ended December 31, 2002, the
Portfolio paid MetLife Advisers an investment advisory fee of     % of the
Portfolio's average daily net assets.


A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

                   Harris Oakmark Large Cap Value Portfolio

Investment Objective

The investment objective of the Portfolio is long-term capital appreciation.

Principal Investment Strategies

Harris Associates L.P. ("Harris"), subadviser to the Portfolio, invests under normal market conditions at least 80% of the Portfolio's assets in equity securities of large capitalization U.S. companies. You will receive 60 days' prior notice if this 80% minimum is going to change. Harris defines large-capitalization companies as those, at the time of purchase, with a market capitalization larger than the market capitalization of the smallest company included in the Russell 1000 Index. As of June 30, 2002, this included companies with capitalizations of approximately $1.3 billion and above.

Harris may invest up to 20% of the Portfolio's total assets in fixed-income securities, including investment grade securities and high yield debt.

Harris uses a value investment style in selecting equity securities for the Portfolio. Harris believes that, over time, a company's stock price converges with its true business value. By "true business value," Harris means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. Harris believes that by investing in equity securities priced significantly below what Harris believes is the true business value presents the best opportunity to achieve the Portfolio's investment objective. Harris' value strategy also emphasizes investing for the long-term, which means that the Portfolio will generally own the stock of companies in which it invests for at least two to three years, although Harris may use short-term trading strategies as well.

Harris believes that holding a small number of stocks allows its "best ideas" to have a meaningful impact on fund performance; therefore, the Portfolio typically holds 30 to 60 stocks rather than hundreds.

  Stock Selection

Harris uses this value philosophy to identify companies that it believes have discounted stock prices compared to the companies' true business value. In assessing such companies, Harris looks for the following characteristics, although not all of the companies selected will have these attributes:

  .  Free cash flows and intelligent investment of excess cash.

  .  Earnings that are growing and reasonably predictable.

  .  High level of manager ownership.


Equity securities include common stocks, preferred stocks, warrants and securities convertible into common or preferred stocks.

Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

Fixed-income securities that are below investment grade quality are referred to as high yield debt (commonly known as "junk bonds"). High yield debt is typically riskier than investment grade securities.

Harris Oakmark Large Cap Value Portfolio



Harris focuses on individual companies in making its investment decisions rather than on specific economic factors or specific industries. In order to select those companies that meet the criteria described above, Harris uses in-house research to analyze each company. As part of this selection process, its analysts typically visit companies and talk to various industry sources.

The chief consideration in the selection of stocks is the size of the discount of a company's stock price compared to Harris' view of the company's true business value. Once Harris determines that a stock is selling at a significant discount (typically 60%) to Harris' view of its estimated true business value, and the company has certain of the additional qualities mentioned above, Harris generally will consider buying that stock. Harris usually sells when the company's stock price approaches 90% of Harris' view of its estimated true business value. This process allows Harris to set specific "buy" and "sell" targets for each stock held by the Portfolio. Harris also monitors the Portfolio's holdings, and, if warranted, adjusts a stock's price target to reflect changes in a company's characteristics.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in the U.S. stock or fixed-income securities markets.

  . Poor performance of individual stocks held by the Portfolio, of large cap stocks, or of value stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

  . Poor performance of fixed-income securities, including high yield debt securities, held by the Portfolio, which may be due to interest rate, credit or market risk.

  . The risks associated with investing in fewer issuers. If the stocks in which the Portfolio invests perform poorly, the Portfolio could incur greater losses than if it had invested in a larger number of stocks.

                                       Harris Oakmark Large Cap Value Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay.

                                [CHART]

 1999  2000   2001   2002
-----  -----  -----  ----
-6.9%  12.4%  18.4%



During the period shown above, the highest quarterly return was     % for the
       quarter of [      ], and the lowest quarterly return was     % for the
       quarter of     . Past performance of a Portfolio does not necessarily
indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                Past One Year Since Inception
                                ------------- ---------------
                  Class A......          %              %
                  Class B*.....        N/A            N/A
                  Class E**....          %              %
                  S&P 500 Index          %              %

--------
* No Class B shares of this Portfolio were outstanding as of December 31, 2002. ** Performance information shown is the performance information of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Shareholder Fees (fees paid directly from your investment)

                                                                    Class A Class B Class E
                                                                    ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)..................................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase price or
  redemption price, whichever is lower)............................  None    None    None

Harris Oakmark Large Cap Value Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
                                                   ------- ------- -------
     Management Fees..............................      %       %       %
     Distribution and Service (12b-1) Fees........  0.00%   0.25%   0.15%
     Other Expenses (1)...........................      %       %       %
                                                    -----   -----   -----
     Total Annual Portfolio Operating Expenses (1)      %       %       %

--------
(1) The Portfolio's subadviser directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect these reductions or credits. If these reductions or credits were shown, the Portfolio's total annual operating expenses
    would have been     % for Class A shares,     % for Class B shares and
        % for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A    $          $          $          $
               Class B    $          $          $          $
               Class E    $          $          $          $

                                       Harris Oakmark Large Cap Value Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  High Yield Securities

High yield securities, or "junk bonds," have a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-




Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

Harris Oakmark Large Cap Value Portfolio


income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants. The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Portfolio Management

Harris also serves as investment adviser to individuals, trusts, retirement plans, endowments and foundations, and manages numerous private partnerships. Together with a predecessor, Harris has advised and managed mutual funds since 1970. As of December 31, 2002, Harris managed approximately $[ ] billion in assets. Harris' address is Two North LaSalle Street, Chicago, Illinois 60602-3790.

William C. Nygren, CFA, Kevin G. Grant, CFA, and Michael Mangan are co-portfolio managers for the Portfolio and have been responsible for its day-to-day management since March 21, 2000 in the case of Mr. Nygren and Mr. Grant, and since May 1, 2002 in the case of Mr. Mangan. Mr. Grant joined Harris in 1988 and has been a partner, portfolio manager and investment analyst. Mr. Nygren is the portfolio manager for other mutual funds managed by Harris. He joined Harris in 1983, and has been a partner and portfolio manager. From 1990 to 1998, Mr. Nygren was the Director of Research of Harris. Mr. Mangan joined Harris in 1997.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $250 million of the Portfolio's average daily net assets, and 0.70% for amounts over $250 million. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of
    % of the Portfolio's average daily net assets.

                            Janus Growth Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies

Janus Capital Management LLC ("Janus"), subadviser to the Portfolio, invests primarily in common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, more established companies to smaller, emerging growth companies.

The Portfolio may invest in foreign equity and investment grade debt securities. The Portfolio will limit its investment in high yield securities to less than 35% of its net assets.

  Stock Selection

Janus applies a "bottom up" approach in choosing investments. In other words, Janus looks for companies with earnings growth potential one at a time. If Janus is unable to find such investments, a significant portion of the Portfolio's assets may be in cash or similar investments. Janus makes this assessment by looking at companies one at a time, regardless of size, country or organization, place of business activity, or other similar selection criteria. Realization of income is not a significant consideration when choosing investments for the Portfolio.

Generally, the same criteria are used to select foreign securities. Janus seeks companies that meet this selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Portfolio may invest and the Portfolio may at times have significant foreign exposure.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  . A general decline in U.S. or foreign stock markets or fixed-income security markets.







Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

Fixed-income securities that are below investment grade quality are referred to as high yield securities (commonly known as "junk bonds"). High yield securities are typically riskier than investment grade securities.

Janus Growth Portfolio


  . Poor performance of individual stocks held by the Portfolio or of growth stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

  . Poor performance of small capitalization issuers relative to the performance of issuers with larger capitalizations. Small capitalization companies may involve greater risks due to greater price volatility and less available public information.

  . Poor performance of fixed-income securities, including high yield debt securities, held by the Portfolio, which may be due to interest rate, credit or market risk.

  . The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

                                                         Janus Growth Portfolio



Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay.

[CHART]

2002
----

During the period shown above, the highest quarterly return was [      ]% for
the [      ] quarter of [      ], and the lowest quarterly return was [      ]%
for the [      ] quarter of [      ]. Past performance of a Portfolio does not
necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                         Past One Year Past Five Years Past Ten Years
                         ------------- --------------- --------------
           Class A......       %              %              %
           Class B*.....       %              %              %
           Class E*.....       %              %              %
           S&P 500 Index       %              %              %

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Shareholder Fees (fees paid directly from your investment)

                                                                    Class A Class B Class E
                                                                    ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)..................................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase price or
  redemption price, whichever is lower)............................  None    None    None

Janus Growth Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                      Class A Class B Class E
                                                      ------- ------- -------
   Management Fees...................................      %       %       %
   Distribution and Service (12b-1) Fees.............  0.00%   0.25%   0.15%
   Other Expenses....................................      %       %       %
                                                       -----   -----   -----
   Total Annual Portfolio Operating Expenses.........      %       %       %

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                   One Year Three Years Five Years Ten Years
                                   -------- ----------- ---------- ---------
    Class A.......................    $          $          $          $
    Class B.......................    $          $          $          $
    Class E.......................    $          $          $          $

                                                         Janus Growth Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Market Capitalization. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

Sector Investing. To the extent that the Portfolio has significant investments in one or a few sectors, it bears more risk than a fund which maintains broad sector diversification.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. Janus may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Janus cannot assure that these techniques will be effective.



A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

Janus Growth Portfolio



Emerging Markets. The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  High Yield Securities

High yield securities, or "junk bonds," have a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate



Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

                                                         Janus Growth Portfolio


changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

Rule 144A and other Private Placement Securities. The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio's net assets would be invested in securities considered to be illiquid by Janus.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants. The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

When-issued Securities. The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Initial Public Offerings. The Portfolio's investments in initial public offerings ("IPOs") can have a significant positive impact on performance because of large gains in initial trading. This impact on performance will be greater when the Portfolio's asset base is smaller, and thus will decline as the Portfolio's assets grow. Because the availability and performance of IPOs are dependent on a number of factors, there can be no assurance that this positive impact on performance can be sustained in the future.

Special Situations. The Portfolio may invest in special situations. Special situations may include significant changes in a company's




A special situation arises when, in the opinion of Janus, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer.

Janus Growth Portfolio


allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. Developments creating a special situation may include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. The Fund's performance could suffer if the anticipated development in a special situation investment does not occur or does not attract the expected attention.

Indexed/Structured Securities. The Portfolio may invest in indexed/structured securities. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). These securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. The Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

Portfolio Management

Janus began providing investment management services in 1969. In addition to the Portfolio, Janus provides investment management services to several mutual funds and several individual and institutional clients. As of December 31, 2002, Janus managed approximately $[ ] billion in assets. Janus is located at 100 Fillmore Street, Denver, Colorado 80206-4928.

John H. Schreiber, Executive Vice President, joined Janus in 1997 as an equity research analyst. He is the portfolio manager of the Portfolio and has been primarily responsible for its day-to-day management since its inception. Mr. Schreiber is currently assistant portfolio manager of Janus Mercury Fund. Prior to joining Janus, he was an equity analyst with Fidelity Investments.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.80% for the first $500 million of the Portfolio's average daily net assets, 0.75% for the next $500 million, and 0.70% for amounts over $1 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an
investment advisory fee of     % of the Portfolio's average daily net assets.



Indexed/structured securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators.

                           Jennison Growth Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies

Jennison Associates LLC ("Jennison"), subadviser to the Portfolio, will normally invest at least 65% of the Portfolio's assets in equity and equity-related securities of U.S. companies that exceed $1 billion in market capitalization and that Jennison believes have strong capital appreciation potential. These companies are generally considered to be in the medium-to-large capitalization range. The Portfolio may invest in common stocks, preferred stocks, convertible stocks, and equity interests in partnerships, joint ventures and other noncorporate entities. The Portfolio may also invest in warrants and similar rights that can be exercised for equity securities. The Portfolio may invest up to 20% of its assets in money market instruments, U.S. government securities and derivatives. The Portfolio may invest up to 20% of its total assets in foreign securities. The 20% limitation on foreign securities does not include American Depositary Receipts ("ADRs") and other similar securities trading on U.S. exchanges or markets, through which the Portfolio may also have exposure to foreign currencies.

  Stock Selection

Jennison follows a highly disciplined investment selection and management process of identifying companies that show superior absolute and relative earnings growth and also are attractively valued. Earnings predictability and confidence in earnings forecasts are important parts of the selection process. Securities in which the Portfolio invests have historically been more volatile than the S&P 500 Index. Also, companies that have an earnings growth rate higher than that of the average S&P 500 company tend to reinvest their earnings rather than distribute them, so the Portfolio is not likely to receive significant dividend income on its portfolio securities.

The Portfolio invests in medium-to-large companies experiencing some or all of the following: above-average revenue and earnings per share growth, strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development and productive new product flow, and financial strength. Such companies generally trade at high prices relative to their current earnings. The Portfolio will consider selling or reducing a stock position when, in the opinion of Jennison, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movement.

Jennison Growth Portfolio



Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in U.S. or foreign stock markets.

   . Poor performance of individual stocks held by the Portfolio, or of growth stocks in general.

   . Potentially rapid price changes (volatility) of equity securities.

   . The risks associated with investment in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

Investment Performance Record

Since the Portfolio commenced operations on May 1, 2002, the Portfolio does not yet have a full calendar year of investment performance.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Shareholder Fees (fees paid directly from your investment)

                                               Class A Class B Class E
                                               ------- ------- -------
          Maximum Sales Charge Imposed on
            Purchases (as a percentage of
            offering price)...................  None    None    None
          Maximum Deferred Sales Charge
            (as a percentage of purchase price
            or redemption price, whichever is
            lower)............................  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                 Class  Class  Class
                                                   A      B      E
                                                 ------ ------ ------
           Management Fees...................... [   ]% [   ]% [   ]%
           Distribution and Service (12b-1) Fees  0.00%  0.25%  0.15%
           Other Expenses(1).................... [   ]% [   ]% [   ]%
                                                 ------ ------ ------
           Total Annual Portfolio Operating
             Expenses(1)........................ [   ]% [   ]% [   ]%

--------
(1) The Portfolio's subadviser directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's total annual operating expenses would have been [ ]% for Class A shares, [ ]% for Class B shares and [ ]% for Class E shares.

                                                      Jennison Growth Portfolio



Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A    $          $          $          $
               Class B    $          $          $          $
               Class E    $          $          $          $

More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Market Capitalization. The stocks of medium capitalization companies involve potentially greater risks and higher volatility than those of larger companies. Medium capitalization stocks do not always have as much growth potential as smaller capitalization stocks.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Jennison Growth Portfolio



Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. Jennison may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Jennison cannot assure that these techniques will be effective.

  Forward Contracts and Futures Contracts

The Portfolio may seek to avoid the risk of an unfavorable shift in currency rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

Portfolio Management

As of December 31, 2002, Jennison had approximately $   billion in assets under
management for institutional, mutual fund and managed account clients. Jennison's address is 466 Lexington Avenue, New York, New York 10017.

Spiros "Sig" Segalas, Kathleen McCarragher and Michael Del Balso are the portfolio managers of the Portfolio. Mr. Segalas is a founding member, a Director, President and the Chief Investment Officer of Jennison. He has been in the investment business for over 42 years. Kathleen McCarragher is a Director and Executive Vice President--Institutional Growth Equities of Jennison. Ms. McCarragher has been in the investment business since 1982. Prior to joining Jennison in 1998, Ms. McCarragher spent six years with Weiss, Peck & Greer L.L.C., where she was a managing director and the Director of Large Cap Growth Equities. Michael Del Balso is a Director and Executive Vice President of Jennison. Mr. Del Balso has been in the investment business since 1968. He joined Jennison in 1972 after four years with White, Weld & Company, where he was a Vice President.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.70% for the first $200 million of the Portfolio's average daily net assets, 0.65% for the next $300 million, 0.60% for the next $1.5 billion and 0.55% for amounts over $2 billion.


A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

                         MetLife Stock Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). Although the Portfolio tries to mirror the performance of the S&P 500 Index, its performance will not exactly match the Index because the Portfolio incurs operating expenses. The S&P 500 Index is an unmanaged group of securities, and therefore does not have these expenses.

Principal Investment Strategies

The S&P 500 Index consists of 500 common stocks, most of which are listed on the New York Stock Exchange. Metropolitan Life Insurance Company ("Metropolitan Life"), subadviser to the Portfolio, manages the Portfolio by purchasing the common stocks of all the companies in the S&P 500 Index. The stocks included in the S&P 500 Index are issued by companies among those whose outstanding stock have the largest aggregate market value, although stocks that are not among the 500 largest are included in the S&P 500 Index for diversification purposes.

Metropolitan Life, under normal circumstances, invests at least 80% of the Portfolio's net assets in stocks included in a particular stock index. You will receive 60 days' prior notice if this 80% minimum is going to change.

  Principal Index Investing Strategies

In addition to securities of the type contained in the S&P 500 Index, the Portfolio also expects to invest in futures contracts based on the S&P 500 Index and/or related options to simulate full investment in the index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the S&P 500 Index by a certain percentage, depending on the company, industry, and country, as applicable. Metropolitan Life monitors the tracking performance of the Portfolio, before Portfolio operating expenses are deducted, through examination of the "correlation coefficient." A perfect correlation would produce a coefficient of 1.00. Metropolitan Life will attempt to maintain a target correlation coefficient of at least .95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in the U.S. stock market.

  .  Poor performance of large capitalization stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

MetLife Stock Index Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay.

                                     [CHART]


1993  1994  1995   1996   1997   1998   1999   2000    2001    2002
----  ----  -----  -----  -----  -----  -----  -----  ------   ----
9.5%  1.2%  36.9%  22.7%  32.2%  28.2%  20.8%  -9.3%  -12.1%




During the period shown above, the highest quarterly return was     % for the
     quarter of     , and the lowest quarterly return was     % for the
quarter of     . Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                         Past One Year Past Five Years Past Ten Years
                         ------------- --------------- --------------
           Class A......         %              %              %
           Class B*.....         %              %              %
           Class E*.....         %              %              %
           S&P 500 Index         %              %              %

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Shareholder Fees (fees paid directly from your investment)

                                                                    Class A Class B Class E
                                                                    ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)..................................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase price or
  redemption price, whichever is lower)............................  None    None    None

                                                  MetLife Stock Index Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                 Class A Class B Class E
                                                 ------- ------- -------
       Management Fees..........................  0.25%   0.25%   0.25%
       Distribution and Service (12b-1) Fees....  0.00%   0.25%   0.15%
       Other Expenses...........................      %       %       %
                                                  -----   -----   -----
       Total Annual Portfolio Operating Expenses      %       %       %

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A    $          $          $          $
               Class B    $          $          $          $
               Class E    $          $          $          $

MetLife Stock Index Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization companies.

Index Investing. Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. An investor, therefore, will bear the market risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio's return being lower than the return of the Index.

  Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes more than the price of the index, the Portfolio could make or lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Portfolio Management

Metropolitan Life is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. In addition, Metropolitan Life is the Fund's principal underwriter and distributor. Metropolitan Life also manages its own investment assets and those of certain affiliated companies and other entities. Metropolitan Life is a life insurance company which sells insurance policies and annuity contracts. As of December 31, 2002, MetLife had $ billion in assets under management. Metropolitan Life is located at 1 Madison Avenue, New York, New York 10010.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.25% of the Portfolio's average daily net assets. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.




A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

                         Met/Putnam Voyager Portfolio

Investment Objective

The investment objective of the Portfolio is capital appreciation.

Principal Investment Strategies

Putnam Investment Management, LLC ("Putnam"), subadviser to the Portfolio, invests mainly in common stocks of U.S. companies, with a focus on growth stocks. The Portfolio invests mainly in midsized and large companies, although the Portfolio may invest in companies of any size.

  Stock Selection

Putnam looks for stocks issued by companies that are likely to grow faster than the economy as a whole. The Portfolio invests in companies that Putnam believes will benefit from long-term trends in the economy, business conditions, consumer behavior or public perceptions of the economic environment. Putnam will consider, among other factors, a company's financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in the U.S. stock market.

  . Poor performance of individual stocks held by the Portfolio, of large cap stocks, of mid cap stocks or of growth stocks in general.

  . Small capitalization companies may involve greater risks due to greater price volatility and less available public information.

  .  Potentially rapid price changes (volatility) of equity securities.

Met/Putnam Voyager Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay.

                                    [CHART]


 2001   2002
------  ----
-30.8%


During the period shown above, the highest quarterly return was     % for the
     quarter of     , and the lowest quarterly return was     % for the
quarter of     . Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                      Past One Year Since Inception
                                      ------------- ---------------
            Class A..................          %              %
            Class B*.................        N/A            N/A
            Class E**................          %              %
            Russell 1000 Growth Index          %              %

--------
* No Class B shares of this Portfolio were outstanding as of December 31, 2002. ** Performance information shown is the performance information of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Shareholder Fees (fees paid directly from your investment)

                                                                    Class A Class B Class E
                                                                    ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)..................................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase price or
  redemption price, whichever is lower)............................  None    None    None

                                                   Met/Putnam Voyager Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                  Class A Class B Class E
                                                  ------- ------- -------
      Management Fees............................       %       %       %
      Distribution and Service (12b-1) Fees......   0.00%   0.25%   0.15%
      Other Expenses.............................       %       %       %
                                                  ------- ------- -------
      Total Annual Portfolio Operating Expenses..       %       %       %
      Fee Waiver and/or Expense Reimbursement (1) (    %) (    %) (    %)
                                                  ------- ------- -------
      Net Expenses (1)........................... [    %] [    %] [    %]

--------
(1) MetLife Advisers has contractually agreed to waive fees or pay through April 30, 2004, all expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) allocable to each Class of the Portfolio as shown above. Without this and other prior expense reimbursement arrangements, the performance of the Portfolio would have been lower.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A    $          $          $          $
               Class B    $          $          $          $
               Class E    $          $          $          $

Met/Putnam Voyager Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks. The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.


A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and forward, futures and swap contracts are types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties).

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

                                                   Met/Putnam Voyager Portfolio



  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Portfolio Management

Putnam, a Delaware limited liability company, has managed mutual funds since 1937. As of December 31, 2002, Putnam and its affiliates managed in excess of
$[    ] billion for retail and institutional investors worldwide. Putnam is located at One Post Office Square, Boston, Massachusetts 02109.

The Portfolio is managed by Putnam's Large Cap Growth team, with Mr. Brian O'Toole as Managing Director and Chief Investment Officer. In this role, he heads the team managing global and U.S. large-cap growth equity portfolios for both institutional and mutual fund investors. Mr. O'Toole is also the portfolio leader for other Putnam funds. Mr. O'Toole joined Putnam in 2002 and has 16 years of investment experience. Before joining Putnam, Mr. O'Toole was the Managing Director and Head of U.S. Growth Equities at Citigroup Asset Management from 1998-2002, and a Senior Portfolio Manager at The Northern Trust Company from 1994 to 1998.

Tony H. Elavia and Eric M. Wetlaufer are also members of Putnam's Large Cap Growth team. Dr. Elavia joined Putnam in 1999 and has 14 years of investment experience. His group manages quantitative portfolios and the quantitative research processes across equity products. Prior to joining Putnam, he was President of TES Partners (1998-1999) and Executive Vice President of Voyager Asset Management (1995-1998). Mr. Wetlaufer joined Putnam in


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.


Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Met/Putnam Voyager Portfolio


1997 and has 16 years of investment experience. He co-leads the teams responsible for managing mid-cap growth equity institutional portfolios.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.80% for the first $500 million of the Portfolio's average daily net assets, 0.75% for the next $500 million, and 0.70% for amounts over $1 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an
investment advisory fee of     % of the Portfolio's average daily net assets.

                         MFS Investors Trust Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital with a secondary objective to seek reasonable current income.

Principal Investment Strategies

Massachusetts Financial Services Company ("MFS"), subadviser to the Portfolio, ordinarily invests at least 65% of the net assets of the Portfolio in equity securities, including preferred stocks and fixed-income securities convertible into equity securities. Although the Portfolio may invest in companies of any size, the Portfolio focuses on companies with large market capitalizations (greater than $5 billion) that MFS believes have sustainable growth prospects and attractive valuations based on current and expected earnings or cash flow. The Portfolio will also seek to generate gross income equal to approximately 90% of the dividend yield on the S&P 500 Index. MFS may also invest up to 20% of the net assets of the Portfolio in foreign securities, including American Depositary Receipts ("ADRs"), through which it may have exposure to foreign currencies. The Portfolio may also invest in fixed-income securities.

  Stock Selection

MFS uses a bottom-up, as opposed to a top-down, investment style in managing the Portfolio. This means that MFS selects securities based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the portfolio manager and MFS' large group of equity research analysts.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in U.S. or foreign stock markets or fixed-income security markets.

   . Poor performance of individual equity securities held by the Portfolio or of large capitalization stocks in general.

   . Potentially rapid price changes (volatility) of equity securities.

   . Poor performance of fixed-income securities held by the Portfolio, which may be due to interest rate risk or credit risk.

   . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

MFS Investors Trust Portfolio



Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index and to the returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of the returns of the Portfolio. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay.

                                    [CHART]


2000    2001   2002
-----  ------  ----
-0.2%  -15.9%

During the period shown above, the highest quarterly return was     % for the
     quarter of     , and the lowest quarterly return was     % for the
quarter of     . Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                            Life of the Portfolio
                                             Past One Year    (April 30, 1999)
                                             ------------- -----------------------
Class A.....................................       %                             %
Class B*....................................       %                             %
Class E*....................................       %                             %
S&P 500 Index...............................       %                             %
Lipper Variable Products Large-Cap Core Fund               Data only available for
  Average...................................       %       full one-year periods

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Shareholder Fees (fees paid directly from your investment)

                                                           Class A Class B Class E
                                                           ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage
  of offering price)......................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase
  price or redemption price, whichever is lower)..........  None    None    None

                                                  MFS Investors Trust Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
                                                   ------- ------- -------
      Management Fees.............................  0.75%   0.75%   0.75%
      Distribution and Service (12b-1) Fees.......  0.00%   0.25%   0.15%
      Other Expenses(1)...........................      %       %       %
                                                   ------  ------  ------
      Total Annual Portfolio Operating Expenses(1)      %       %       %
      Fee Waiver and/or Expense Reimbursement(2).. (    %) (    %) (    %)
                                                   ------  ------  ------
      Net Operating Expenses(2)...................      %       %       %

--------
(1) The Portfolio's subadviser directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's total annual operating expenses would have been [ ]% for Class A shares, [ ]% for Class B shares and [ ]% for Class E shares and the Portfolio's net operating expenses would have been [ ]% for Class A shares, [ ]% for Class B shares and [ ]% for Class E shares.
(2) MetLife Advisers has contractually agreed to waive fees or pay, through April 30, 2004, all expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) allocable to each Class of the Portfolio as shown above. Without this and other prior expense reimbursement arrangements, the performance of the Portfolio would have been lower. The subsidy is subject to the Portfolio's obligation to repay MetLife Advisers in future years, if any, when the Portfolio's expenses for any Class fall below the expense limit for that Class as stated above. Such deferred expenses may be charged to the Portfolio in a subsequent year to the extent that the charge does not cause the expenses in such subsequent year to exceed the expense limits as stated above. The Portfolio, however, is not obligated to repay any expense paid by MetLife Advisers more than three years after the end of the fiscal year in which such expense was incurred.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A    $          $          $          $
               Class B    $          $          $          $
               Class E    $          $          $          $

More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

MFS Investors Trust Portfolio



Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Rule 144A Securities. The Portfolio may invest in Rule 144A securities, which are privately offered securities that can be resold only to certain qualified institutional buyers. A Rule 144A security is treated as illiquid unless MFS determines, under guidelines established by the Fund's directors, that it is liquid.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. MFS may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, MFS cannot assure that these techniques will be effective.

Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

                                                  MFS Investors Trust Portfolio



  Forward Contracts and Futures Contracts

The Portfolio may attempt to avoid the risk of an unfavorable shift in currency rates and interest rates by entering into forward contracts or buying or selling futures contracts. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates or interest rates. The Portfolio may also purchase futures contracts to maintain exposure to the broad equity markets or fixed-income markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Portfolio Management

As of December 31, 2002, MFS managed approximately $     billion in assets. MFS
is located at 500 Boylston Street, Boston, Massachusetts 02116.

The Portfolio is managed by a team of portfolio managers comprised of John D. Laupheimer, Jr., a Senior Vice President of MFS, and Brooks Taylor, a Vice President of MFS. Mr. Laupheimer has been employed by MFS in the investment management area since 1981. Mr. Taylor has been employed in the investment management area of MFS since 1996.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% of the Portfolio's average daily net assets. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.

                        MFS Research Managers Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies

Massachusetts Financial Services Company ("MFS"), subadviser to the Portfolio, invests at least 80% of the net assets of the Portfolio in equity securities, including preferred stocks and fixed-income securities convertible into equity securities. The Portfolio invests primarily in companies that MFS believes possess better than average prospects for long-term growth and attractive valuations. MFS may also invest up to 20% of the net assets of the Portfolio in foreign securities, including American Depositary Receipts ("ADRs"), through which it may have exposure to foreign currencies, and emerging markets. The Portfolio may invest in investment grade fixed-income securities and high yield debt.

  Stock Selection

A committee of investment research analysts selects portfolio securities for the Portfolio. This committee includes investment analysts employed by MFS and MFS investment advisory affiliates. The committee first allocates assets among various industries. Individual analysts are then responsible for selecting what they view as the securities best suited to meet the investment objective of the Portfolio from within their assigned industry responsibility. The analysts focus on companies that they believe have favorable prospects for long-term growth, attractive valuations based on current and expected earnings or cash flow, dominant or growing market share and superior management. The Portfolio may invest in companies of any size and its investments may include securities traded on securities exchanges or in the over-the-counter markets.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in U.S. or foreign stock markets or fixed-income security markets.

   . Poor performance of individual equity securities held by the Portfolio.

   . Poor performance of fixed-income securities held by the Portfolio, which may be due to interest rate risk or credit risk.

   . Potentially rapid price changes (volatility) of equity securities.

   . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.


Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

Fixed-income securities that are below investment grade quality are referred to as high yield debt (commonly known as "junk bonds"). High yield debt is typically riskier than investment grade securities.

                                                MFS Research Managers Portfolio


Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index and to the returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay.

       [CHART]

 2000    2001   2002
------  ------  ----
-3.6%   -21.0%

During the period shown above, the highest quarterly return was     % for the
     quarter of     , and the lowest quarterly return was     % for the
quarter of     . Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                            Life of the Portfolio
                                             Past One Year    (April 30, 1999)
                                             ------------- -----------------------
Class A.....................................         %                           %
Class B*....................................       N/A                         N/A
Class E**...................................         %                           %
S&P 500 Index...............................         %                           %
Lipper Variable Products Large-Cap Core Fund               Data only available for
  Average...................................         %     full one-year periods

--------
* No Class B shares of this Portfolio were outstanding as of December 31, 2002. ** Performance information shown is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Shareholder Fees (fees paid directly from your investment)

                                                                    Class A Class B Class E
                                                                    ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)..................................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase price or
  redemption price, whichever is lower)............................  None    None    None

MFS Research Managers Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................  0.75%   0.75%   0.75%
Distribution and Service (12b-1) Fees..................  0.00%   0.25%   0.15%
Other Expenses(1)......................................      %       %       %
                                                        ------  ------  ------
Total Annual Portfolio Operating Expenses(1)...........      %       %       %
Fee Waiver and/or Expense Reimbursement(2)............. (    %) (    %) (    %)
                                                        ------  ------  ------
Net Operating Expenses(2)..............................      %       %       %

--------
(1) The Portfolio's subadviser directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's total annual operating expenses would have been
    [      ]% for Class A shares, [      ]% for Class B shares and [      ]%
    for Class E shares and the Portfolio's net operating expenses would have
    been [      ]% for Class A shares, [      ]% for Class B shares and
    [      ]% for Class E shares.
(2) MetLife Advisers has contractually agreed to waive fees or pay, through April 30, 2004, all expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) allocable to each Class of the Portfolio as shown above. Without this and other prior expense reimbursement arrangements, the performance of the Portfolio would have been lower. The subsidy is subject to the Portfolio's obligation to repay MetLife Advisers in future years, if any, when the Portfolio's expenses for any Class fall below the expense limit for that Class as stated above. Such deferred expenses may be charged to the Portfolio in a subsequent year to the extent that the charge does not cause the expenses in such subsequent year to exceed the expense limits as stated above. The Portfolio, however, is not obligated to repay any expense paid by MetLife Advisers more than three years after the end of the fiscal year in which such expense was incurred.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A    $          $          $          $
               Class B    $          $          $          $
               Class E    $          $          $          $

                                                MFS Research Managers Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Rule 144A Securities.   The Portfolio may invest in Rule 144A securities, which
are privately offered securities that can be resold only to certain qualified institutional buyers. A Rule 144A security is treated as illiquid unless MFS determines, under guidelines established by the Fund's directors, that it is liquid.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those



Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

MFS Research Managers Portfolio


countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. MFS may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, MFS cannot assure that these techniques will be effective.

Emerging Markets.   The Portfolio may invest in emerging markets, which are
generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

  Forward Contracts and Futures Contracts

The Portfolio may attempt to avoid the risk of an unfavorable shift in currency or interest rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency or interest rates. The Portfolio may also purchase futures contracts (or options on futures contracts) to maintain exposure to the broad fixed income markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

  High Yield Debt

High yield debt has a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development, distributions or competition in their markets or a high degree of leverage. High yield debt has higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield debt may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a security, the value of which is based on (derived from) the movement of an underlying instrument. This instrument could be the price of another security or other asset or an interest rate, among other things.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

                                                MFS Research Managers Portfolio



Portfolio Management

As of December 31, 2002, MFS managed approximately $     billion in assets
worldwide. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

The Portfolio is managed by a team of equity research analysts.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% of the Portfolio's average daily net assets. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.

               State Street Research Investment Trust Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital and income.

Principal Investment Strategies

State Street Research & Management Company ("State Street Research"), subadviser to the Portfolio, under normal circumstances, invests at least 65% of the Portfolio's net assets in stocks and convertible securities that have long-term growth potential. The Portfolio reserves the right to invest up to 35% of net assets in other securities. These may include foreign equity securities and U.S. government securities, as well as U.S. or foreign corporate bonds rated investment grade at the time of purchase and bonds of comparable quality in State Street Research's opinion. State Street Research may adjust the composition of the Portfolio as market conditions and economic outlooks change.

  Stock Selection

In selecting stocks, State Street Research generally attempts to identify the industries that over the long-term will grow faster than the economy as a whole. State Street Research looks for companies within those industries and others that appear most capable of sustained growth. These companies usually are large, established entities whose size, financial resources and market share may enable them to maintain competitive advantages and leadership positions. The Portfolio may also invest in stocks that are selling below what State Street Research believes to be their intrinsic values as well as cyclical stocks believed to be at attractive points in their market cycles. In keeping with its secondary goal, the Portfolio also considers a company's potential for paying dividends.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in the U.S. and foreign stock markets.

  . Poor performance of individual stocks held by the Portfolio or of large capitalization stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

  . Poor performance of fixed-income securities held by the Portfolio, which may be due to interest rate or credit risk.

  . The risks associated with investment in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.


Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

                               State Street Research Investment Trust Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay.

                                    [CHART]


1993   1994   1995   1996   1997   1998   1999   2000    2001   2002
-----  -----  -----  -----  -----  -----  -----  -----  ------  ----
14.4%  -3.3%  33.1%  22.2%  28.4%  28.2%  18.5%  -6.2%  -17.0%



During the period shown above, the highest quarterly return was     % for the
     quarter of     , and the lowest quarterly return was     % for the
quarter of     . Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                         Past One Year Past Five Years Past Ten Years
                         ------------- --------------- --------------
           Class A......         %              %              %
           Class B*.....         %              %              %
           Class E*.....         %              %              %
           S&P 500 Index         %              %              %

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Pan may bear relating to the operations of their plan.

Shareholder Fees (fees paid directly from your investment)

                                                                    Class A Class B Class E
                                                                    ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)..................................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase price or
  redemption price, whichever is lower)............................  None    None    None

State Street Research Investment Trust Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
                                                   ------- ------- -------
     Management Fees..............................      %       %       %
     Distribution and Service (12b-1) Fees........  0.00%   0.25%   0.15%
     Other Expenses (1)...........................      %       %       %
                                                    -----   -----   -----
     Total Annual Portfolio Operating Expenses (1)      %       %       %

--------
(1) The Portfolio's subadviser directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect these reductions or credits. If these reductions or credits were shown, the Portfolio's total annual operating expenses
    would have been     % for Class A shares,     % for Class B shares and
        % for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A    $          $          $          $
               Class B    $          $          $          $
               Class E    $          $          $          $

                               State Street Research Investment Trust Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks. As a fundamental policy, the Portfolio limits investment in securities of foreign issuers (excluding ADRs) up to 10% of total assets, except that 25% may be invested in securities issued, assumed or guaranteed by foreign governments or their instrumentalities, assumed or guaranteed by domestic issuers or issued, assumed or guaranteed by foreign issuers with a class of securities listed on the New York Stock Exchange. If ADRs are included, the Portfolio may invest up to 35% of its assets in foreign securities.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.



Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

State Street Research Investment Trust Portfolio



Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. State Street Research may use certain techniques, such as forward contracts, to manage these risks. However, State Street Research cannot assure that these techniques will be effective.

  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.


A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

                               State Street Research Investment Trust Portfolio



Rule 144A and other Private Placement Securities. The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio's net assets would be invested in securities considered to be illiquid by State Street Research.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

Warrants. The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

When-issued Securities. The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Portfolio Management

As of December 31, 2002, State Street Research managed approximately $[      ]
billion in assets. State Street Research, an affiliate of Metropolitan Life, is located at One Financial Center, Boston, Massachusetts 02111.

John T. Wilson is the lead portfolio manager of the Portfolio and Greg Markel is a portfolio manager of the Portfolio. Mr. Wilson has been responsible for the day-to-day management of the Portfolio since its inception. He became the lead portfolio manager in May 2003. Mr. Wilson, a managing director of State Street Research, joined the firm in 1996. Mr. Markel has assisted with the management of the Portfolio since its inception, and became a portfolio manager of the Portfolio in May 2003. Mr. Markel, a vice president of State Street Research, joined the firm in 1997.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.55% for the first $500 million of the Portfolio's average daily net assets, 0.50% for the next $500 million, and 0.45% for amounts over $1 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an
investment advisory fee of     % of the Portfolio's average daily net assets.

                State Street Research Large Cap Value Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies

State Street Research & Management Company ("State Street Research"), subadviser to the Portfolio, under normal market conditions, invests at least 80% of the Portfolio's net assets in a portfolio of large capitalization stocks, which may include common and preferred stocks, convertible securities and warrants. You will receive 60 days' prior notice if this 80% minimum is going to change. State Street Research considers large capitalization companies to be those with market capitalizations at the time of investment within the range of companies included in the Russell 1000 Index or a similar index. A stock will continue to be considered a large capitalization company if the company has moved outside this range and the Portfolio may continue to hold the stock if State Street Research believes the stock remains an attractive investment. As of June 30, 2002, the smallest company in the Russell 1000 Index had a market capitalization of approximately $1.3 billion. In the future, State Street Research may define large capitalization companies using a different index or classification system. The Portfolio may also invest up to 20% of its net assets in stocks of companies which are not large capitalization companies. This 20% may also include other securities, such as bonds and growth stocks.

  Stock Selection

In choosing among stocks, State Street Research uses a value approach and invests primarily in those companies that appear, in the opinion of State Street Research, to be trading below their true worth. State Street Research uses research to identify potential investments, examining such features as a company's financial condition, business prospects, competitive position and business strategy. State Street Research looks for companies that appear likely to come back in favor with investors, for reasons that may range from good prospective earnings and strong management teams to the introduction of new products and services.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in the U.S. stock market.

  . Poor performance of individual stocks held by the Portfolio, of large capitalization stocks, or of value stocks in general.

                                State Street Research Large Cap Value Portfolio


  .  Potentially rapid price changes (volatility) of equity securities.

  . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

State Street Research Large Cap Value Portfolio


Investment Performance Record

Since the Portfolio commenced operations on May 1, 2002, it does not yet have a full calendar year of investment performance.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Shareholder Fees (fees paid directly from your investment)

                                                 Class A Class B Class E
                                                 ------- ------- -------
        Maximum Sales Charge Imposed on
          Purchases (as a percentage of offering
          price)................................  None    None    None

        Maximum Deferred Sales Charge (as a
          percentage of purchase price or
          redemption price, whichever is lower).  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                             Class A Class B Class E
                                             ------- ------- -------
            Management Fees.................      %       %       %
            Distribution and Service (12b-1)
              Fees..........................  0.00%   0.25%   0.15%
            Other Expenses..................      %       %       %
                                              -----   -----   -----
            Total Annual Portfolio Operating
              Expenses......................      %       %       %
            Fee Waiver and/or Expense
              Reimbursement (1).............   ( %)    ( %)    ( %)
                                              -----   -----   -----
            Net Operating Expenses (1)......      %       %       %

--------
(1) MetLife Advisers has contractually agreed to waive fees or pay through April 30, 2004, all expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) allocable to each Class of the Portfolio as shown above. Without this and other prior expense reimbursement arrangements, the performance of the Portfolio would have been lower. The subsidy is subject to the Portfolio's obligation to repay MetLife Advisers in future years, if any, when the Portfolio's expenses for any Class fall below the expense limit for that Class as stated above. Such deferred expenses may be charged to the Portfolio in a subsequent year to the extent that the charge does not cause the expenses in such subsequent year to exceed the expense limits as stated above. The Portfolio, however, is not obligated to repay any expense paid by MetLife Advisers more than five years after the end of the fiscal year in which such expense was incurred.

                                State Street Research Large Cap Value Portfolio



Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A    $          $          $          $
               Class B    $          $          $          $
               Class E    $          $          $          $

State Street Research Large Cap Value Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants. The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.



Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

                                State Street Research Large Cap Value Portfolio



  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. State Street Research may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, State Street Research cannot assure that these techniques will be effective.

  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

When-issued Securities. The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time



A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

State Street Research Large Cap Value Portfolio


they are actually issued, which may be any time from a few days to over a year.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

Portfolio Management

As of December 31, 2002, State Street Research managed approximately $[      ]
billion in assets. State Street Research, an affiliate of Metropolitan Life, is located at One Financial Center, Boston, Massachusetts 02111.

Peter A. Zuger has been responsible for the Portfolio's day-to-day management since its inception. A senior vice president, he joined the firm in 1998 and has worked as an investment professional since 1976. Prior to joining State Street Research, Mr. Zuger served as a portfolio manager with American Century Investment Management.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.70% of the first $250 million of the Portfolio's average daily net assets, 0.65% for the next $500 million, and 0.60% for amounts over $750 million. From May 1, 2002 to December 31, 2002, the Portfolio paid MetLife
Advisers annualized investment advisory fees equal to [      ]% of the
Portfolio's average daily net assets.

                   T. Rowe Price Large Cap Growth Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital and, secondarily, dividend income.

Principal Investment Strategies

T. Rowe Price Associates Inc. ("T. Rowe Price"), subadviser to the Portfolio, invests under normal market conditions at least 80% of the Portfolio's net assets in equity securities of a diversified group of large capitalization growth companies (pursuant to T. Rowe Price's classifications). You will receive 60 days' prior notice if this 80% minimum is going to change. T. Rowe Price defines large capitalization companies as those with a market capitalization, at the time of purchase by the Portfolio, within the range of the market capitalization of companies included in the Russell 1000 Index. As of June 30, 2002, this included companies with capitalizations of approximately $1.3 billion and above. While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, hybrid securities and futures and options, in keeping with the Portfolio's objective. It is a fundamental policy of the Portfolio to not invest more than 30% of total assets in foreign securities.

  Stock Selection

T. Rowe Price mostly seeks investment in companies that have the ability to pay increasing dividends through strong cash flow. T. Rowe Price generally looks for companies with an above-average rate of earnings growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As growth investors, T. Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

In pursuing the Portfolio's investment objective, T. Rowe Price has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.


Equity securities include common stocks, preferred stocks, warrants and securities convertible into common or preferred stocks.

T. Rowe Price Large Cap Growth Portfolio



Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in the U.S. stock market.

  . Poor performance of individual stocks held by the Portfolio, of large cap stocks, or of growth stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

  . The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk.

                                       T. Rowe Price Large Cap Growth Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay.

                                    [CHART]


1999   2000   2001    2002
-----  -----  -----  ------
22.2%  -0.5%  -9.9%




During the period shown above, the highest quarterly return was     % for the
     quarter of     , and the lowest quarterly return was     % for the
quarter of     . Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                   Since
                                   Past One Year Inception
                                   ------------- ---------
                     Class A......         %           %
                     Class B*.....       N/A         N/A
                     Class E**....         %           %
                     S&P 500 Index         %           %

--------
* No Class B shares of this Portfolio were outstanding as of December 31, 2002. ** Performance information shown is the performance information of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Shareholder Fees (fees paid directly from your investment)

                                                                    Class A Class B Class E
                                                                    ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)..................................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase price or
  redemption price, whichever is lower)............................  None    None    None

T. Rowe Price Large Cap Growth Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
                                                   ------- ------- -------
      Management Fees.............................      %       %       %
      Distribution and Service (12b-1) Fees.......  0.00%   0.25%   0.15%
      Other Expenses(1)...........................      %       %       %
                                                    -----   -----   -----
      Total Annual Portfolio Operating Expenses(1)      %       %       %

--------
(1) The Portfolio's subadviser directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect these reductions or credits. If these reductions or credits were shown, the Portfolio's total annual operating expenses
    would have been     % for Class A shares,     % for Class B shares and
        % for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A    $          $          $          $
               Class B    $          $          $          $
               Class E    $          $          $          $

                                       T. Rowe Price Large Cap Growth Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. T. Rowe Price may use certain techniques, such as forward contracts, to manage these risks. However, T. Rowe Price cannot assure that these techniques will be effective.

  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to



A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and futures and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties).

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

T. Rowe Price Large Cap Growth Portfolio


maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Rule 144A and other Private Placement Securities. The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio's net assets would be invested in securities considered to be illiquid by T. Rowe Price.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants. The Portfolio may invest up to 10% of its net assets in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

                                       T. Rowe Price Large Cap Growth Portfolio



Hybrid Instruments. These instruments (a type of potentially high-risk derivative) can combine elements of equity and debt securities, futures and options. For example, the principal amount or interest rate of a hybrid instrument may be determined by reference to the price of some benchmark, such as a commodity, currency, securities index or interest rate. The interest rate or principal amount payable at maturity of a hybrid instrument may be increased or decreased, depending on changes in the value of the benchmark. Under some conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and expose the Portfolio to losses if the other party to the transaction fails to meet its obligations. Hybrids can have limited liquidity and their use by a Portfolio may not be successful. The Portfolio's investments in hybrid instruments are limited to 10% of total assets.

Portfolio Management

A Maryland corporation, T. Rowe Price dates back to 1937. In addition to the Portfolio, it provides investment management services to over eight million retail and institutional accounts. As of December 31, 2002, T. Rowe Price and its affiliates had investment management arrangements in effect for about
$[      ] billion. T. Rowe Price is located at 100 East Pratt Street,
Baltimore, Maryland 21202.

The Portfolio is managed by an Investment Advisory Committee. Robert W. Smith, Committee Chairman, has been responsible for the day-to-day management of the Portfolio since its inception in November, 1998 and works with the Committee in developing and executing the Portfolio's investment program. Mr. Smith joined
T. Rowe Price and began managing assets there in 1992. Mr. Smith and the Investment Advisory Committee manage other mutual funds, including the T. Rowe Price Growth Stock Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.70% for the first $50 million of the Portfolio's average daily net assets, and 0.60% for amounts over $50 million. For the year ended December 31,
2002, the Portfolio paid MetLife Advisers an investment advisory fee of     %
of the Portfolio's average daily net assets.

                            Zenith Equity Portfolio

Investment Objective

The investment objective of the Portfolio is long-term capital appreciation.

Principal Investment Strategies

The Portfolio seeks to achieve its investment objective by investing in three other Portfolios of the Fund, rather than in a portfolio of securities. MetLife Advisers invests the Portfolio's assets equally among the Capital Guardian U.S. Equity Portfolio, Jennison Growth Portfolio and FI Structured Equity Portfolio (together, the "Underlying Portfolios"). MetLife Advisers maintains this equal division of assets among the Underlying Portfolios by rebalancing the Portfolio's assets each fiscal quarter. Zenith Equity will invest at least 80% of its assets in equity securities. You will receive 60 days prior notice if this 80% minimum is going to change. Each Underlying Portfolio has a different subadviser that will use a separate set of investment strategies, exposing each Underlying Portfolio to its own investment risks.

The Portfolio pays its share of each Underlying Portfolio's expenses, as well as the Portfolio's own expenses. This may result in certain duplications of expenses.

Investment Objectives of the Underlying Portfolios

Capital Guardian U.S. Equity Portfolio: long-term growth of capital.

Jennison Growth Portfolio: long-term growth of capital.

FI Structured Equity Portfolio: long-term growth of capital.

For further information about the Underlying Portfolios, including those Portfolios' principal investment strategies and risks, please see the sections of this Prospectus pertaining to each Underlying Portfolio.

                                                        Zenith Equity Portfolio



Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. On May 1, 2002, the Portfolio changed its investment objective and policies to invest in the Underlying Portfolios rather than in a portfolio of securities. On that date, Capital Growth Management Limited Partnership ("CGM") ceased to be subadviser but MetLife Advisers remained as investment adviser. The performance information set forth below reflects results prior to these changes. CGM was the adviser to the Portfolio from the Portfolio's inception to April 30, 2001. From May 1, 2001 to April 30, 2002, CGM was the subadviser to the Portfolio and MetLife Advisers was the adviser.

                                    [CHART]

1993    1994   1995   1996   1997   1998   1999    2000    2001      2002
-----  ------  -----  -----  -----  -----  -----  ------  -------   ------
15.0%  (7.1)%  38.0%  21.1%  23.5%  34.1%  15.7%  (4.7)%  (16.4)%



During the period shown above, the highest quarterly return was     % for the
     quarter of     , and the lowest quarterly return was     % for the
quarter of     . Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                         Past One Year Past Five Years Past Ten Years
                                         ------------- --------------- --------------
Class A.................................           %             %              %
Class B*................................         N/A           N/A            N/A
Class E*................................         N/A           N/A            N/A
S&P 500 Index...........................           %             %              %
Lipper Variable Products Multi-Cap
  Value Fund Average....................           %             %              %

--------
* No Class B or Class E shares of the Portfolio were outstanding as of December 31, 2002.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Zenith Equity Portfolio



Shareholder Fees (fees paid directly from your investment)

                                                            Class A Class B Class E
                                                            ------- ------- -------
Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price)......................  None    None    None

Maximum Deferred Sales Charge (as a percentage
  of purchase price or redemption price whichever is lower)  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
                                                   ------- ------- -------
      Management Fees(1).......................... [    ]% [    ]% [    ]%
      Distribution and Service (12b-1) Fees.......   0.00%   0.25%   0.15%
      Other Expenses(1)........................... [    ]% [    ]% [    ]%
                                                   ------- ------- -------
      Total Annual Portfolio Operating Expenses(1) [    ]% [    ]% [    ]%

--------
(1) The total annual operating expenses have been restated to reflect current fees and expenses. These expenses reflect the expenses of both the Portfolio and the Underlying Portfolios.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan. The Example reflects the expenses of both the Portfolio and the Underlying Portfolios.

Although your actual costs may be higher or lower, based on the assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A    $          $          $          $
               Class B    $          $          $          $
               Class E    $          $          $          $

Portfolio Management

MetLife Advisers, investment adviser to all the Portfolios of the Fund, manages the Portfolio directly without a subadviser. As of December 31, 2002, MetLife
Advisers managed approximately $     billion in assets. MetLife Advisers'
address is 501 Boylston Street, Boston, Massachusetts 02116.

For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an
investment advisory fee of   % of the Portfolio's average daily net assets.
Effective May 1, 2002, the Portfolio does not directly pay MetLife Advisers an investment advisory fee for its services, but indirectly pays MetLife Advisers an investment advisory fee through its investment in the Underlying Portfolios.

                      FI Mid Cap Opportunities Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies:

Fidelity Management & Research Company ("FMR"), subadviser to the Portfolio, normally invests the Portfolio's assets primarily in common stocks. The Portfolio normally invests at least 80% of its assets in securities of companies with medium market capitalizations. You will receive 60 days' prior notice if this 80% minimum is going to change. Although a universal definition of medium market capitalization does not exist, for purposes of this Portfolio, FMR generally defines medium market capitalization companies as those whose market capitalizations are similar to the market capitalizations of companies in the S&P MidCap 400 Index or the Russell Midcap Index. A company's market capitalization is based on its current market capitalization or its market capitalization at the time of the Portfolio's investment. Companies whose capitalizations no longer meet this definition after purchase continue to be considered to have a medium market capitalization for purposes of the 80% policy. The size of companies in each index changes with market conditions and the composition of each index. The Portfolio may invest in companies with smaller or larger market capitalizations. Securities of both domestic and foreign issuers may be purchased for the Portfolio.

  Investment Selection

The Portfolio is not constrained by any particular investment style. At any given time, the Portfolio may tend to buy either "growth" stocks or "value" stocks, or a combination of both. In buying and selling securities for the Portfolio, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and company management.

FMR may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Portfolio's exposure to changing security prices or other factors that affect security values. If FMR strategies do not work as intended, the Portfolio may not achieve its objective.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in U.S. or foreign stock markets.

   . Poor performance of individual stocks held by the Portfolio, or of mid cap stocks in general.

   . Potentially rapid price changes (volatility) of equity securities.

   . The risks associated with investment in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

FI Mid Cap Opportunities Portfolio



Investment Performance Record

Since the Portfolio commenced operations on May 1, 2002, the Portfolio does not yet have a full calendar year of investment performance.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Shareholder Fees (fees paid directly from your investment)

                                                           Class A Class B Class E
                                                           ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage
  of offering price)......................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase
  price or redemption price, whichever is lower)..........  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                  Class A Class B Class E
                                                  ------- ------- -------
       Management Fees........................... 0.[  ]% 0.[  ]% 0.[  ]%
       Distribution and Service (12b-1) Fees.....   0.00%   0.25%   0.15%
       Other Expenses............................ 0.[  ]% 0.[  ]% 0.[  ]%
                                                  ------- ------- -------
       Total Annual Portfolio Operating Expenses. 0.[  ]%   [  ]%   [  ]%
       Fee Waiver and/or Expense Reimbursement(1) ([  ]%) ([  ]%) ([  ]%)
                                                  ------- ------- -------
       Net Operating Expenses(1).................       %       %       %

--------
(1) MetLife Advisers has contractually agreed to waive fees or pay, through April 30, 2004, all expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) allocable to each Class of the Portfolio as shown above. Without this and other prior expense reimbursement arrangements, the performance of the Portfolio would have been lower. The subsidy is subject to the Portfolio's obligation to repay MetLife Advisers in future years, if any, when the Portfolio's expenses for any Class fall below the expense limit for that Class as stated above. Such deferred expenses may be charged to the Portfolio in a subsequent year to the extent that the charge does not cause the expenses in such subsequent year to exceed the expense limits as stated above. The Portfolio, however, is not obligated to repay any expense paid by MetLife Advisers more than five years after the end of the fiscal year in which such expense was incurred.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A    $          $          $          $
               Class B    $          $          $          $
               Class E    $          $          $          $

                                             FI Mid Cap Opportunities Portfolio



More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of the individual securities it holds, the value of the Portfolio's investment in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value the security in the issuer's home country. FMR may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Fidelity cannot assure that these techniques will be effective.




A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

FI Mid Cap Opportunities Portfolio



  Forward Contracts and Futures Contracts

The Portfolio attempts to avoid the risk of an unfavorable shift in currency rates by entering into forward contracts or buying or selling futures contracts. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates. The Portfolio may also purchase futures contracts to maintain exposure to the broad equity markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Portfolio Management

While FMR is the subadviser to the Portfolio, the day-to-day investment management decisions for the Portfolio will be made by FMR Co., Inc. ("FMRC"), which serves as sub-subadviser to the Portfolio. FMRC is a wholly-owned subsidiary of FMR. As of December 31, 2002, FMR and its affiliates managed approximately $[ ] billion in assets. FMR's address is 82 Devonshire Street, Boston, MA 02109.

Peter Saperstone is the Portfolio Manager of the Portfolio. Mr. Saperstone has been associated with FMRC since January 2000 and with FMR from 1995 through 2000.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.80% for the first $250 million of the Portfolio's average daily net assets, 0.75% for the next $500 million, and 0.70% for amounts over $750 million.

                    Harris Oakmark Focused Value Portfolio

Investment Objective

The investment objective of the Portfolio is long-term capital appreciation.

Principal Investment Strategies

Harris Associates L.P. ("Harris"), subadviser to the Portfolio, invests the Portfolio's assets, under normal circumstances, primarily in common stocks of U.S. companies. The Portfolio is a "non-diversified fund," which means that it may hold at any one time securities of fewer issuers compared to a "diversified fund." The Portfolio could own as few as 12 securities, but generally will have 15 to 20 securities in its portfolio. Harris will normally invest at least 65% of the Portfolio's total assets in equity securities of companies with public stock market capitalizations within the range of the market capitalization of companies considered to be midcap stocks by Morningstar, Inc. As of December 31, 2002, this capitalization range was $[ ] billion to $[ ] billion. This capitalization range will change over time due to changes in the value of U.S. stocks. Harris may invest up to 25% of the Portfolio's total assets in fixed-income securities, including investment grade securities and high yield debt.

Harris uses a value investment style in selecting equity securities for the Portfolio. Harris believes that, over time, a company's stock price converges with its true business value. By "true business value," Harris means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. Harris believes that by investing in equity securities priced significantly below what Harris believes is the true business value presents the best opportunity to achieve the Portfolio's investment objective.

Harris' value strategy also emphasizes investing for the long-term, which means that the Portfolio will generally own the stock of companies in which it invests for at least two to three years, although Harris may use short-term trading strategies as well.

  Stock Selection

Harris uses this value philosophy to identify companies that it believes have discounted stock prices compared to the companies' true business values.

In assessing such companies, Harris looks for the following characteristics, although not all of the companies selected will have these attributes:

   . Free cash flows and intelligent investment of excess cash.

   . Earnings that are growing and reasonably predictable.

   . High level of manager ownership.





Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

Fixed-income securities that are below investment grade quality are referred to as high yield debt (commonly known as "junk bonds"). High yield debt is typically riskier than investment grade securities.

Harris Oakmark Focused Value Portfolio



Harris focuses on individual companies in making its investment decisions rather than on specific economic factors or specific industries. In order to select those companies that meet the criteria described above, Harris uses in-house research to analyze each company. As part of this selection process, its analysts typically visit companies and talk to various industry sources.

The chief consideration in the selection of stocks is the size of the discount of a company's stock price compared to Harris' view of the company's true business value. Once Harris determines that a stock is selling at a significant discount (typically 60%) to Harris' view of its estimated worth, and the company has certain of the additional qualities mentioned above, Harris generally will consider buying that stock. Harris usually sells when the company's stock price approaches 90% of Harris' view of its estimated worth. This process allows Harris to set specific "buy" and "sell" targets for each stock held by the Portfolio. Harris also monitors the Portfolio's holdings, and, if warranted, adjusts a stock's price target to reflect changes in a company's characteristics.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in the U.S. stock markets or fixed-income securities markets.

   . Poor performance of individual stocks held by the Portfolio, of midcap stocks, or of value stocks in general.

   . Potentially rapid price changes (volatility) of equity securities.

   . Poor performance of fixed-income securities held by the Portfolio, which may be due to interest rate risk or credit risk.

   . The risks associated with a "non-diversified" fund. If the stocks in which the Portfolio invests perform poorly, the Portfolio could incur greater losses than if it had invested in a larger number of stocks.

                                         Harris Oakmark Focused Value Portfolio


Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. On May 1, 2000, Harris succeeded Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co., as subadviser to the Portfolio. On May 1, 1998, GSAM succeeded Loomis, Sayles & Company, L.P. ("Loomis Sayles") as subadviser to the Portfolio. The performance information set forth below relates to the life of the Portfolio and, therefore, reflects the management of GSAM, Loomis Sayles and Harris.
                                    [CHART]


1994   1995   1996   1997   1998   1999   2000   2001   2002
-----  -----  -----  -----  -----  -----  -----  -----  ----
-0.3%  30.4%  17.6%  17.4%  -5.5%  0.3%   20.5%  27.8%


During the period shown above, the highest quarterly return was     % for the
     quarter of     , and the lowest quarterly return was     % for the
quarter of     . Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                                  Life of the Portfolio
                                   Past One Year Past Five Years    (April 30, 1993)
                                   ------------- --------------- -----------------------
Class A...........................       %              %                   %
Class B*..........................       %              %                   %
Class E*..........................       %              %                   %
Russell Midcap Index..............       %              %                   %
S&P 500 Index.....................       %              %                   %
Lipper Variable Products Multi-Cap                               Data only available for
  Value Fund Average..............       %              %        full one-year periods

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares and the 0.15% 12b-1 fee of the Class E shares.

Harris Oakmark Focused Value Portfolio



Past Performance of a Similarly Managed Fund

The total returns shown below are based on performance data furnished by Harris for Class I shares of The Oakmark Select Fund, a mutual fund which has the same investment objective as that of the Portfolio and which has been managed using investment policies and strategies substantially similar, though not necessarily identical, to those of the Portfolio. The Oakmark Select Fund is managed by William C. Nygren, and the Portfolio is managed by William C. Nygren, Henry Berghoef and Floyd J. Bellman. The following information does not represent the Portfolio's performance and should not be considered a prediction of future performance of the Portfolio. The Portfolio's performance may be higher or lower than the performance of The Oakmark Select Fund shown below. The performance of The Oakmark Select Fund shown below does not reflect any of the additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans for which the Portfolio serves as an investment vehicle. These charges have the effect of lowering the performance of a variable insurance product.

                                        The Oakmark Select   Russell
                                          Fund--Class I    Midcap Index
                                        ------------------ ------------
        Total Return for the Year Ended
          December 31, 2002............           %               %
        Average Annual Total Return
          For the Past Five Years Ended
          December 31, 2002............           %               %
        Average Annual Total Return
          From Inception of The
          Oakmark Select Fund
          (November 1, 1996) to
          December 31, 2002............           %               %

The Russell Midcap Index is an unmanaged index of the 800 smallest companies in the Russell 1000 Index. The Russell 1000 Index represents the largest 1000 U.S. companies.

                                         Harris Oakmark Focused Value Portfolio



Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Shareholder Fees (fees paid directly from your investment)

                                                                    Class A Class B Class E
                                                                    ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)..................................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase price or
  redemption price, whichever is lower)............................  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
                                                   ------- ------- -------
      Management Fees.............................  0.75%   0.75%   0.75%
      Distribution and Service (12b-1) Fees.......  0.00%   0.25%   0.15%
      Other Expenses(1)...........................      %       %       %
                                                    -----   -----   -----
      Total Annual Portfolio Operating Expenses(1)      %       %       %

--------
(1) The Portfolio's subadviser directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's total annual operating expenses would have been
    [      ]% for Class A shares, [      ]% for Class B shares and [      ]%
    for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A    $          $          $          $
               Class B    $          $          $          $
               Class E    $          $          $          $

Harris Oakmark Focused Value Portfolio



More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization. The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks.

Non-Diversification. Investing in a limited number of stocks may increase the volatility of the Portfolio's investment performance as compared to funds that invest in a larger number of stocks. Therefore, poor performance by a single security will generally have a more adverse impact on the return of a non-diversified portfolio than on a more broadly diversified portfolio.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  High Yield Debt

High yield debt has a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development, distribution or competition in their markets or a high degree of leverage. High yield debt has higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield debt may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

                                         Harris Oakmark Focused Value Portfolio



Portfolio Management

Harris also serves as investment adviser to individuals, trusts, retirement plans, endowments and foundations, and manages numerous private partnerships. Together with a predecessor, Harris has advised and managed mutual funds since
1970. As of December 31, 2002, Harris manages approximately $     billion in
assets. Harris' address is Two North LaSalle Street, Chicago, Illinois
60602-3790.

William C. Nygren, CFA, Henry Berghoef, CFA and Floyd J. Bellman, CFA are co-portfolio managers of the Portfolio. Mr. Nygren joined Harris as an analyst in 1983, and was Harris' Director of Research from September 1990 to April 1998. Previously, he was an analyst with Northwestern Mutual Life Insurance Company. Mr. Berghoef has been a senior analyst at Harris since 1994. He was an analyst at Kirr, Marbach & Co. from 1990 to 1993 and an analyst at Geico Corporation from 1985 to 1990. Mr. Bellman joined Harris in 1995 and has over 20 years of investment experience. Prior to joining Harris, he was a Vice President and Senior Portfolio Manager at Harris Trust and Savings Bank.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% of the Portfolio's average daily net assets. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.

                            Janus Mid Cap Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies

Janus Capital Management LLC ("Janus"), subadviser to the Portfolio, invests under normal market conditions at least 80% of the Portfolio's assets in equity securities of medium capitalization companies selected for their growth potential. You will receive 60 days' prior notice if this 80% minimum is going to change. Janus defines medium capitalization companies as those whose market capitalization, at the time of purchase, is within the range of the market capitalization of companies included in the S&P MidCap 400 Index. As of December 31, 2002, this included companies with capitalizations between
approximately $   million and $   billion.

The Portfolio is a "non-diversified fund," which means that it may hold at any one time larger positions in a smaller number of securities compared to a "diversified fund." This means the appreciation or depreciation of a single investment can have a greater impact on the Portfolio's share price.

As a fundamental policy, the Portfolio may not invest more than 30% of total assets in foreign securities denominated in a foreign currency and not publicly traded in the U.S. There are no limitations on the countries in which the Portfolio may invest and the Fund may at times have significant foreign exposure.

The Portfolio may invest in investment grade debt securities and will limit its investments in high yield debt securities to less than 20% of net assets.

  Stock Selection

Janus generally takes a "bottom up" approach to building the Portfolio by identifying companies with earnings growth potential that may not be recognized by the market at large, without regard to any industry sector or other similar selection procedure. Janus makes this assessment by looking at companies one at a time, regardless of size, country or organization, place of business activity, or other similar selection criteria. If Janus is unable to find such investments, a significant portion of the Portfolio's assets may be in cash or similar investments. Realization of income is not a significant consideration when choosing investments for the Portfolio.


Equity securities include common stocks, preferred stocks, warrants and securities convertible into common or preferred stocks.


Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

Fixed-income securities that are below investment grade quality are referred to as high yield debt securities (commonly known as "junk bonds"). High yield debt is typically riskier than investment grade securities.

                                                        Janus Mid Cap Portfolio



Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in U.S. or foreign stock markets.

  . Poor performance of individual stocks held by the Portfolio, of mid cap stocks, or of growth stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

  . Poor performance of fixed-income securities, including high yield debt securities, held by the Portfolio, which may be due to interest rate, credit or market risk.

  . The risks associated with a "non-diversified" fund. If the stocks in which the Portfolio invests perform poorly, the Portfolio could incur greater losses than if it had invested in a larger number of stocks.

  . The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

Janus Mid Cap Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay.

                                    [CHART]



1998    1999    2000    2001    2000
-----  ------  ------  ------   ----
37.2%  122.9%  -31.2%  -37.3%




During the period shown above, the highest quarterly return was     % for the
     quarter of     , and the lowest quarterly return was     % for the
quarter of     . Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                         Past One Year Since Inception
                                         ------------- ---------------
          Class A.......................        %              %
          Class B*......................      N/A            N/A
          Class E**.....................        %              %
          S&P MidCap 400 Index..........        %              %

--------
* No Class B shares of this Portfolio were outstanding as of December 31, 2002. ** Performance information shown is the performance information of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Shareholder Fees (fees paid directly from your investment)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)...................  None    None    None
Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever
  is lower).......................................  None    None    None

                                                        Janus Mid Cap Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                              Class A Class B Class E
                                              ------- ------- -------
Management Fees..............................      %       %       %
Distribution and Service (12b-1) Fees........  0.00%   0.25%   0.15%
Other Expenses...............................      %       %       %
                                               -----   -----   -----
Total Annual Portfolio Operating Expenses....      %       %       %

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                               One Year Three Years Five Years Ten Years
                               -------- ----------- ---------- ---------
Class A.......................    $          $          $          $
Class B.......................    $          $          $          $
Class E.......................    $          $          $          $

Janus Mid Cap Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Market Capitalization. The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks.

Non-Diversification. Investing in a limited number of stocks may increase the volatility of the Portfolio's investment performance as compared to funds that invest in a larger number of stocks. Therefore, poor performance by a single security will generally have a more adverse impact on the return of a non-diversified portfolio than on a more broadly diversified portfolio.

Sector Investing. To the extent that the Portfolio has significant investments in one or a few sectors, it bears more risk than a fund which maintains broad sector diversification.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home

                                                        Janus Mid Cap Portfolio


country. Janus may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Janus cannot assure that these techniques will be effective.

Emerging Markets. The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Special Situations. The Portfolio may invest in special situations. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. Developments creating a special situation may include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. The Portfolio's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

Rule 144A and other Private Placement Securities. The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio's net assets would be invested in securities considered to be illiquid by Janus.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

A special situation arises when, in the opinion of Janus, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer.

Janus Mid Cap Portfolio


Initial Public Offerings. The Portfolio's investments in initial public offerings ("IPOs") can have a significant positive impact on performance because of large gains in initial trading. This impact on performance will be greater when the Portfolio's asset base is smaller, and thus will decline as the Portfolio's assets grow. Because the availability and performance of IPOs are dependent on a number of factors, there can be no assurance that this positive impact on performance can be sustained in the future.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  High Yield Securities

High yield securities, or "junk bonds," have a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

When-issued Securities. The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed- income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

                                                        Janus Mid Cap Portfolio


Indexed/Structured Securities. The Portfolio may invest in indexed/structured securities. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). These securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. The Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

Portfolio Management

Janus began providing investment management services in 1969. In addition to the Portfolio, Janus provides investment management services to several mutual funds and several individual and institutional clients. As of December 31,
2002, Janus managed approximately $[      ] billion in assets. Janus is located
at 100 Fillmore Street, Denver, Colorado 80206-4928.

Jonathan D. Coleman, Executive Vice President, is the portfolio manager of the Portfolio. Mr. Coleman joined Janus in 1995 as a research analyst.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $100 million of the Portfolio's average daily net assets, 0.70% for the next $400 million, and 0.65% for amounts over $500 million. For the year ended December 31, 2002, the Portfolio paid MetLife
Advisers an investment advisory fee of     % of the Portfolio's average daily
net assets.

Indexed/structured securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators.

                     MetLife Mid Cap Stock Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the performance of the Standard & Poor's Mid Cap 400 Composite Stock Price Index ("S&P MidCap 400 Index"). Although the Portfolio tries to mirror the performance of the S&P MidCap 400 Index, its performance will not exactly match the Index because the Portfolio incurs operating expenses. The S&P MidCap 400 Index is an unmanaged group of securities, and therefore does not have these expenses.

Principal Investment Strategies

The S&P MidCap 400 Index consists of the common stock of approximately 400 mid capitalization companies. As of October 31, 2002, the median stock market capitalization of companies in the S&P MidCap 400 Index was $1.45 billion. Metropolitan Life Insurance Company ("Metropolitan Life"), the subadviser to the Portfolio, manages the Portfolio by purchasing the common stock of all the companies in the S&P MidCap 400 Index.

Metropolitan Life, under normal circumstances, invests at least 80% of the Portfolio's net assets in stocks included in a particular mid capitalization stock index. You will receive 60 days' prior notice if this 80% minimum is going to change.

  Principal Index Investing Strategies

In addition to securities of the type contained in the S&P Mid Cap 400 Index, the Portfolio also expects to invest in futures contracts based on the S&P Mid Cap 400 Index and/or related options to simulate full investment in the index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the S&P Mid Cap 400 Index by a certain percentage, depending on the company, industry, and country, as applicable. Metropolitan Life monitors the tracking performance of the Portfolio, before Portfolio operating expenses are deducted, through examination of the "correlation coefficient." A perfect correlation would produce a coefficient of
1.00. Metropolitan Life will attempt to maintain a target correlation coefficient of at least .95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in the U.S. stock market.

  .  Poor performance of mid cap stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

                                          MetLife Mid Cap Stock Index Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay.

                                    [CHART]


 2001   2002
-----   -----
-1.2%



During the period shown above, the highest quarterly return was     % for the
     quarter of     , and the lowest quarterly return was     % for the
quarter of     . Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                    Past One Year Since Inception
                                    ------------- ---------------
               Class A.............         %              %
               Class B*............         %              %
               Class E*............         %              %
               S&P MidCap 400 Index         %              %

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Shareholder Fees (fees paid directly from your investment)

                                                                    Class A Class B Class E
                                                                    ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)..................................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase price or
  redemption price, whichever is lower)............................  None    None    None

MetLife Mid Cap Stock Index Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                 Class A Class B Class E
                                                 ------- ------- -------
       Management Fees..........................  0.25%   0.25%   0.25%
       Distribution and Service (12b-1) Fees....  0.00%   0.25%   0.15%
       Other Expenses...........................      %       %       %
                                                  -----   -----   -----
       Total Annual Portfolio Operating Expenses      %       %       %

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A    $          $          $          $
               Class B    $          $          $          $
               Class E    $          $          $          $

                                          MetLife Mid Cap Stock Index Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks.

Index Investing. Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. An investor, therefore, will bear the market risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio's return being lower than the return of the Index.

  Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes more than the price of the index, the Portfolio could make or lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Portfolio Management

Metropolitan Life is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. In addition, Metropolitan Life is the Fund's principal underwriter and distributor. Metropolitan Life also manages its own investment assets and those of certain affiliated companies and other entities. Metropolitan Life is a life insurance company which sells insurance policies and annuity contracts. As of December 31, 2002, MetLife had $ billion in assets under management. Metropolitan Life is located at 1 Madison Avenue, New York, New York 10010.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.25% of the Portfolio's average daily net assets. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.




A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

Neuberger Berman Partners Mid Cap Value Portfolio

Investment Objective

The investment objective of the Portfolio is capital growth.

Principal Investment Strategies

Neuberger Berman Management Inc. ("Neuberger Berman"), subadviser to the Portfolio, invests under normal market conditions at least 80% of the Portfolio's assets in equity securities of mid capitalization companies. You will receive 60 days' prior notice if this 80% minimum is going to change. Neuberger Berman defines mid capitalization companies as those with a market capitalization, at the time of purchase by the Portfolio, within the range of the market capitalization of companies included in the Russell Mid Cap Index. As of June 30, 2002, this included companies with market capitalizations between approximately $1.3 billion and $10.8 billion.

  Stock Selection

Neuberger Berman looks for well-managed companies whose stock prices are undervalued. Factors in identifying these firms may include:

  . strong fundamentals, such as a company's financial, operational and competitive positions

  .  consistent cash flow

  .  a sound earnings record through all phases of the market cycle

Neuberger Berman may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news.
The Portfolio generally considers selling a stock when it reaches Neuberger Berman's target price, when it fails to perform as expected or when other opportunities appear more attractive.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in the U.S. stock market.

  . Poor performance of individual stocks held by the Portfolio, of mid cap stocks, or of value stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.


Equity securities include common stocks, preferred stocks, warrants and securities convertible into common or preferred stocks.

                              Neuberger Berman Partners Mid Cap Value Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Fund may pay.

                                    [CHART]

1999   2000    2001  2002
-----  -----  -----  ----
17.6%  28.3%  -2.5%



During the period shown above, the highest quarterly return was     % for the
     quarter of     , and the lowest quarterly return was     % for the
quarter of     . Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                    Past One Year Since Inception
                                    ------------- ---------------
               Class A.............         %              %
               Class B*............         %              %
               Class E*............         %              %
               S&P MidCap 400 Index         %              %

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Shareholder Fees (fees paid directly from your investment)

                                                    Class A Class B Class E
                                                    ------- ------- -------
    Maximum Sales Charge Imposed on
      Purchases (as a percentage of offering price)  None    None    None
    Maximum Deferred Sales Charge (as a
      percentage of purchase price or redemption
      price, whichever is lower)...................  None    None    None

Neuberger Berman Partners Mid Cap Value Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
                                                   ------- ------- -------
     Management Fees..............................      %       %       %
     Distribution and Service (12b-1) Fees........  0.00%   0.25%   0.15%
     Other Expenses (1)...........................      %       %       %
                                                    -----   -----   -----
     Total Annual Portfolio Operating Expenses (1)      %       %       %

--------
(1) The Portfolio's subadviser directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect these reductions or credits. If these reductions or credits were shown, the Portfolio's total annual operating expenses would have been 0.[ ]% for Class A shares, [ ]% for Class B shares and 0.[ ]% for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A    $          $          $          $
               Class B    $          $          $          $
               Class E    $          $          $          $

                              Neuberger Berman Partners Mid Cap Value Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization. The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks.

Sector Investing. To the extent that the Portfolio has significant investments in one or a few sectors, it bears more risk than a fund which maintains broad sector diversification.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. Putnam may use certain techniques, such as forward contracts, to manage these risks. However, Neuberger Berman cannot assure that these techniques will be effective.



A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

Neuberger Berman Partners Mid Cap Value Portfolio



  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Portfolio Management

Neuberger Berman and its predecessor firms and affiliates have been managing money since 1939 and have specialized in the management of mutual funds since 1950. In addition to the Portfolio, Neuberger Berman and its affiliates provide investment management services to mutual funds and securities accounts with
assets as of December 31, 2002 of about $[      ] billion. Neuberger Berman is
located at 605 Third Avenue, 2/nd/ Floor, New York, New York 10158-0180.

Robert I. Gendelman has managed the Portfolio since its inception and has been a Vice President of Neuberger Berman since October 1994. Andrew B. Wellington, Vice President of Neuberger Berman, has served as Associate Manager of the Portfolio since 2001. From 1996 to 2001, Mr. Wellington was a portfolio manager at another firm.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.70% for the first $100 million of the Portfolio's average daily net assets, 0.675% for the next $250 million, 0.65% for the next $500 million, 0.625% for the next $750 million, and 0.60% for amounts over $1.6 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an
investment advisory fee of     % of the Portfolio's average daily net assets.

               State Street Research Aggressive Growth Portfolio

Investment Objective

The investment objective of the Portfolio is maximum capital appreciation.

Principal Investment Strategies

State Street Research & Management Company ("State Street Research"), subadviser to the Portfolio, invests, under normal market conditions, at least 65% of the Portfolio's total assets in equity securities of medium size companies. For these purposes, equity securities may include common and preferred stocks, convertible securities and warrants. State Street Research generally expects that most investments will be in companies with market capitalizations within the range of the market capitalizations of companies in the Russell Midcap Growth Index, or a similar index. As of June 30, 2002, the Russell Midcap Index included companies with market capitalizations ranging from $1.3 to $10.8 billion.

The Portfolio reserves the flexibility to also invest up to 35% of the Portfolio's total assets in other securities across the full spectrum from small to large capitalization issuers. Other securities may also include other types of equity securities, as well as U.S. government securities and corporate bonds rated investment grade at the time of purchase and their unrated equivalents. State Street Research may adjust the composition of the Portfolio as market conditions and economic outlooks change.

  Stock Selection

In selecting stocks, State Street Research takes a growth approach, searching primarily for companies whose earnings appear to be growing at a faster rate than the earnings of an average company. State Street Research generally attempts to identify the industries that over the long-term will grow faster than the economy as a whole. State Street Research looks for companies within those industries that appear to have the potential to sustain earnings growth, or companies within industries experiencing increasing demand.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in U.S. and foreign stock markets.

  . Poor performance of individual stocks held by the Portfolio, of mid cap stocks, or of growth stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

  . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.


Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

State Street Research Aggressive Growth Portfolio



Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay.

                                    [CHART]

1993   1994   1995   1996  1997  1998   1999    2000   2001   2002
-----  -----  -----  ----  ----  -----  -----  -----  ------  ----
22.6%  -1.9%  29.5%  7.7%  6.7%  13.7%  33.2%  -7.6%  -23.8%

During the period shown above, the highest quarterly return was     % for the
     quarter of     , and the lowest quarterly return was     % for the
quarter of     . Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                Past One Year Past Five Years Past Ten Years
                                ------------- --------------- --------------
    Class A....................          %              %              %
    Class B*...................        N/A            N/A            N/A
    Class E**..................          %              %              %
    Russell MidCap Growth Index          %              %              %

--------
* No Class B shares of this Portfolio were outstanding as of December 31, 2002. ** Performance information shown is the performance information of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Shareholder Fees (fees paid directly from your investment)

                                                                    Class A Class B Class E
                                                                    ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a percentage of
  offering price)..................................................  None    None    None
Maximum Deferred Sales Charge (as a percentage of purchase price or
  redemption price, whichever is lower)............................  None    None    None

                              State Street Research Aggressive Growth Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
                                                   ------- ------- -------
     Management Fees..............................      %       %       %
     Distribution and Service (12b-1) Fees........  0.00%   0.25%   0.15%
     Other Expenses (1)...........................      %       %       %
                                                    -----   -----   -----
     Total Annual Portfolio Operating Expenses (1)      %       %       %

--------
(1) The Portfolio's subadviser directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect these reductions or credits. If these reductions or credits were shown, the Portfolio's total annual operating expenses
    would have been     % for Class A shares,     % for Class B shares and
        % for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       One Year Three Years Five Years Ten Years
                       -------- ----------- ---------- ---------
               Class A    $          $          $          $
               Class B    $          $          $          $
               Class E    $          $          $          $

State Street Research Aggressive Growth Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Market Capitalization. The stocks of midcap companies involve potentially greater risks and higher volatility than those of larger companies. Midcap stocks do not always have as much growth potential as smaller capitalization stocks. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks. As a fundamental policy, the Portfolio limits investment in securities of foreign issuers (excluding ADRs) up to 10% of total assets, except that 25% may be invested in securities issued, assumed or guaranteed by foreign governments or their instrumentalities, assumed or guaranteed by domestic issuers or issued, assumed or guaranteed by foreign issuers with a class of securities listed on the New York Stock Exchange. If ADRs are included, the Portfolio may invest up to 35% of its assets in foreign securities.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

                              State Street Research Aggressive Growth Portfolio



Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. State Street Research may use certain techniques, such as forward contracts, to manage these risks. However, State Street Research cannot assure that these techniques will be effective.

  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Rule 144A and other Private Placement Securities. The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio's net assets would be invested in securities considered to be illiquid by State Street Research.

When-issued Securities. The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-



A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

State Street Research Aggressive Growth Portfolio


income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants. The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Portfolio Management

As of December 31, 2002, State Street Research managed approximately $[ ] billion in assets. State Street Research, an affiliate of Metropolitan Life, is located at One Financial Center, Boston, Massachusetts 02111.

Eileen Leary has been responsible for the Portfolio's day-to-day management since October 2002. A senior vice president, she joined State Street Research in 1989 and has been an investment professional since 1993.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.75% for the first $500 million of the Portfolio's average daily net assets, 0.70% for the next $500 million, and 0.65% for amounts over $1 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an
investment advisory fee of   % of the Portfolio's average daily net assets.



Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

                 Franklin Templeton Small Cap Growth Portfolio

Investment Objective

The investment objective of the Portfolio is long-term capital growth.

Principal Investment Strategies

Franklin Advisers, Inc. ("Franklin Templeton"), subadviser to the Portfolio, invests under normal market conditions at least 80% of the Portfolio's assets in the equity securities of small capitalization companies. You will receive 60 days' prior notice if this 80% minimum is going to change. Franklin Templeton considers small capitalization companies to be those companies with market capitalizations not exceeding (i) $1.5 billion; or (ii) the highest market cap value in the Russell 2000 Index, whichever is greater, at the time of purchase by the Portfolio. As of June 30, 2002, the highest market capitalization value in the Russell 2000 Index was $1.3 billion. A company continues to be considered a small capitalization company even if, through market appreciation, the company's market cap value exceeds these small capitalization measures. The Portfolio follows a practice of selectively selling investment positions so as to maintain a median market capitalization for its portfolio of approximately $1.5 billion or lower.

With respect to the Portfolio, equity securities include common stocks, preferred stocks, warrants and securities convertible into common or preferred stocks. In addition to the Portfolio's main investments, the Portfolio may invest in equity securities of larger companies. When suitable opportunities are available, the Portfolio may also invest in initial public offerings of securities, and may invest a small portion of its assets in private or illiquid securities, such as late stage venture capital financings.

  Stock Selection

Franklin Templeton is a research driven, fundamental investor, pursuing a growth strategy. As a "bottom-up" investor focusing primarily on individual securities, Franklin Templeton chooses companies that it believes are positioned for above-average growth in revenue, earnings or assets. Franklin Templeton relies on a team of analysts to provide in-depth industry expertise and uses both qualitative and quantitative analysis to evaluate companies for distinct and sustainable competitive advantages, which are likely to lead to growth in earnings and/or share price. Such advantages as a particular marketing niche, proven technology, sound financial records, strong management, and industry leadership are all factors Franklin Templeton believes point to strong growth potential.

In choosing equity investments, Franklin Templeton also considers sectors that have growth potential and fast growing, innovative companies within these sectors. Consequently, the Portfolio, from time to time, may have significant positions in particular sectors such as electronic technology and technology services.

Franklin Templeton Small Cap Growth Portfolio



Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in the U.S. stock market.

  . Poor performance of individual stocks held by the Portfolio or of growth stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

  . Poor performance of small capitalization issuers relative to the performance of issuers with larger capitalizations. Small capitalization companies may involve greater risks due to greater price volatility and less available public information.

                                  Franklin Templeton Small Cap Growth Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay.

[CHART]

2002
----

During the period shown above, the highest quarterly return was [  ]% for the
[  ] quarter of [    ], and the lowest quarterly return was [  ]% for the [  ]
quarter of [    ]. Past performance of a Portfolio does not necessarily
indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                    Past One Year Past Five Years Past Ten Years
                                    ------------- --------------- --------------
Class A............................           %            %              %
Class B*...........................           %            %              %
Class E*...........................           %            %              %
Russell 2500 Growth Index..........           %            %              %

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Shareholder Fees (fees paid directly from your investment)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)...................  None    None    None

Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever
  is lower).......................................  None    None    None

Franklin Templeton Small Cap Growth Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................      %       %       %
Distribution and Service (12b-1) Fees..................  0.00%   0.25%   0.15%
Other Expenses.........................................      %       %       %
                                                        ------  ------  ------
Total Annual Portfolio Operating Expenses..............      %       %       %
Fee Waiver and/or Expense Reimbursement (1)............ [    %] [    %] [    %]
                                                        ------  ------  ------
Net Operating Expenses (1).............................      %       %       %

--------
(1) MetLife Advisers has contractually agreed to waive fees or pay through April 30, 2004, all expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) allocable to each Class of the Portfolio as shown above. Without this and other prior expense reimbursement arrangements, the performance of the Portfolio would have been lower. The subsidy is subject to the Portfolio's obligation to repay MetLife Advisers in future years, if any, when the Portfolio's expenses for any Class fall below the expense limit for that Class as stated above. Such deferred expenses may be charged to the Portfolio in a subsequent year to the extent that the charge does not cause the expenses in such subsequent year to exceed the expense limits as stated above. The Portfolio, however, is not obligated to repay any expense paid by MetLife Advisers more than three years after the end of the fiscal year in which such expense was incurred.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................    $          $          $          $
Class B............................    $          $          $          $
Class E............................    $          $          $          $

                                  Franklin Templeton Small Cap Growth Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Market Capitalization. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

Initial Public Offerings. The Portfolio's investments in initial public offerings ("IPOs") can have a significant positive impact on performance because of large gains in initial trading. This impact on performance will be greater when the Portfolio's asset base is smaller, and thus will decline as the Portfolio's assets grow. Because the availability and performance of IPOs are dependent on a number of factors, there can be no assurance that this positive impact on performance can be sustained in the future.

Sector Investing. To the extent that the Portfolio has significant investments in one or a few sectors, such as electronic technology or technology services, it bears more risk than a fund which maintains broad sector diversification.

Technology company stocks can be subject to abrupt or erratic price movements and have been volatile, especially over the short term due to the rapid pace of product change and development affecting such companies. Technology companies are subject to significant competitive pressures, such as new market entrants, aggressive pricing and tight profit margins.

Electronic technology and technology service companies also face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of technology companies and, as a result, the value of their securities. In addition, many Internet-related companies are in the emerging stage of development and are particularly vulnerable to the risks that their business plans will not develop as anticipated and of rapidly changing technologies.

Franklin Templeton Small Cap Growth Portfolio



Rule 144A and other Private Placement Securities. The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio's net assets would be invested in securities considered to be illiquid by Franklin Templeton.

Portfolio Management

Together, Franklin Templeton and its affiliates manage over $     billion in
assets. Franklin Templeton is located at One Franklin Parkway, San Mateo, California 94403-1906.

The team responsible for the Portfolio's management is made up of the following managers:

The Portfolio is managed by a team of investment professionals led by Edward B. Jamieson, Executive Vice President of Franklin Templeton. Mr. Jamieson joined Franklin Templeton Investments in 1987, and has been a manager of the Portfolio since the Portfolio's inception. The other team members include Michael McCarthy, Vice President of Franklin Templeton, Aidan O'Connell, Portfolio Manager of Franklin Templeton and Christopher Gristani, CFA, Portfolio Manager of Franklin Templeton. Mr. McCarthy joined Franklin Templeton Investments in 1992 and has been a manager of the Portfolio since the Portfolio's inception. Mr. O'Connell joined Franklin Templeton Investments in 1998 and has been a manager of the Portfolio since 1998. Previously he was a research associate and a corporate finance associate at Hambrecht & Quist. Mr. Gristani joined Franklin Templeton Investments in 1998 and has been a manager of the Portfolio since 2001. Mr. Gristani was previously an analyst at the Securitizations Group at Duck Ventures, Inc.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.90% for the first $500 million of the Portfolio's average daily net assets, and 0.85% for amounts over $500 million. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of
    % of the Portfolio's average daily net assets.

                       Loomis Sayles Small Cap Portfolio

Investment Objective

The investment objective of the Portfolio is long-term capital growth from investments in common stocks or other equity securities.

Principal Investment Strategies

Loomis, Sayles & Company, L.P. ("Loomis Sayles"), subadviser to the Portfolio, will, under normal circumstances, invest at least 80% of the Portfolio's assets in equity securities of companies with market capitalizations that fall, at the time of purchase, within the capitalization range of the Russell 2000 Index, an index that tracks stocks of 2,000 of the smallest U.S. companies. You will receive 60 days' prior notice if this 80% minimum is going to change. The Portfolio may invest the rest of its assets in larger companies. Loomis Sayles may invest up to 20% of the Portfolio's assets in securities of foreign issuers, including emerging markets securities. The Portfolio invests in both value and growth stocks. Loomis Sayles typically does not consider current income when making buy/sell decisions.

  Stock Selection

Loomis Sayles begins with a universe of approximately 2,000 of the smallest U.S. companies that generally fall within the market capitalization range of the Russell 2000 Index.

Value Stocks. Loomis Sayles may invest in stocks of companies which it believes are undervalued by the market in relation to earnings, dividends, assets and growth prospects. The Portfolio may also invest in companies that have suffered significant business problems but that Loomis Sayles believes have favorable prospects for recovery.

Growth Stocks. When investing in growth stocks, Loomis Sayles seeks companies that have distinctive products, technologies, or services; dynamic earnings growth; prospects for a high level of profitability; and solid management.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in U.S. or foreign stock markets.

   . Poor performance of individual stocks held by the Portfolio.

   . Potentially rapid price changes (volatility) of equity securities.

   . Poor performance of small capitalization issuers relative to the performance of issuers with larger capitalizations.

Loomis Sayles Small Cap Portfolio



   . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

                                              Loomis Sayles Small Cap Portfolio



Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay.

                                    [CHART]


1995   1996   1997   1998   1999   2000  2001   2002
-----  -----  -----  -----  -----  ----  -----  ----
28.9%  30.7%  24.9%  -1.7%  31.8%  5.2%  -8.8%

During the period shown above, the highest quarterly return was     % for the
    quarter of     , and the lowest quarterly return was     % for the
quarter of     . Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                                       Life of the Portfolio
                                        Past One Year Past Five Years      (May 2, 1994)
                                        ------------- --------------- -----------------------
Class A................................         %              %                            %
Class B*...............................       N/A            N/A                          N/A
Class E**..............................         %              %                            %
Russell 2000 Index.....................         %              %                            %
Lipper Variable Products Small-Cap Core                               Data only available for
  Fund Average.........................         %              %      full one-year periods

--------
* No Class B shares of this Portfolio were outstanding as of December 31, 2002. ** Performance information shown is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Loomis Sayles Small Cap Portfolio



Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Shareholder Fees (fees paid directly from your investment)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)...................  None    None    None
Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever
  is lower).......................................  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                             Class A Class B Class E
                                             ------- ------- -------
Management Fees.............................      %       %       %
Distribution and Service (12b-1) Fees.......  0.00%   0.25%   0.15%
Other Expenses(1)...........................      %       %       %
                                              -----   -----   -----
Total Annual Portfolio Operating Expenses(1)      %       %       %

--------
(1) The Portfolio's subadviser directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's total annual operating expenses would have been
    [      ]% for Class A shares, [      ]% for Class B shares and [      ]%
    for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................    $          $          $          $
Class B............................    $          $          $          $
Class E............................    $          $          $          $

                                              Loomis Sayles Small Cap Portfolio



More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The price of a value stock may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. The Portfolio may not perform as well as a fund which invests in only value or growth stocks.

Market Capitalization. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks.

Real Estate Investment Trusts (REITs). One category of equity securities in which the Portfolio invests is REITs. REITs are generally categorized as equity REITs or mortgage REITs, although some REITs have characteristics of both classifications. Equity REITs invest directly in real property and receive income from rent collection and sale of those properties. These REITs may decline in value when the property they own declines in value. Mortgage REITs invest in real estate mortgages and receive income from interest payments on those mortgages. These REITs are particularly subject to credit risk and market risk, although equity REITs are also subject to market risk.

Rule 144A Securities. The Portfolio may invest in Rule 144A securities, which are privately offered securities that can be resold only to certain qualified institutional buyers. A Rule 144A security is treated as illiquid unless Loomis Sayles determines, under guidelines established by the Fund's directors, that it is liquid.

Mutual Funds and Exchange Traded Funds. The Portfolio may invest in mutual funds and exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are similar to mutual funds in that they are pools of securities. Since the value of a mutual fund or ETF is based on the value of the individual securities it holds, the value of a Portfolio's investment in the mutual fund or ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the mutual fund's or ETF's fees and expenses.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Loomis Sayles Small Cap Portfolio



Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. Loomis Sayles may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Loomis Sayles cannot assure that these techniques will be effective.

Emerging Markets.   The Portfolio may invest in emerging markets, which are
generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

  Forward Contracts and Futures Contracts

The Portfolio may attempt to avoid the risk of an unfavorable shift in currency rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency or interest rates. The Portfolio may also purchase futures contracts (or options on futures contracts) to maintain exposure to the broad equity markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.


A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

                                              Loomis Sayles Small Cap Portfolio



Portfolio Management

Loomis Sayles has been in the investment management business since 1926. As of
December 31, 2002, Loomis Sayles managed approximately $     billion in assets.
Loomis Sayles' address is One Financial Center, Boston, Massachusetts 02110.

Christopher R. Ely and Joseph R. Gatz are the lead Portfolio Managers of the Portfolio. The other Portfolio Managers are Philip C. Fine, David L. Smith, and Daniel G. Thelen.

Mr. Gatz, a Vice President of Loomis Sayles, joined Loomis Sayles as a Portfolio Manager in 1999 and has co-managed the Portfolio since January 2000. From 1993 until he joined Loomis Sayles, Mr. Gatz was a Portfolio Manager at Banc One Investment Advisers Corporation and certain of its corporate predecessors. Messrs. Ely, Fine and Smith, each a Vice President of Loomis Sayles, have co-managed the Portfolio since April 1999. Mr. Thelen, a Vice President of Loomis Sayles, has co-managed the Portfolio since April 2000. Messrs. Ely, Fine, Smith and Thelen have been employed by Loomis Sayles for over 5 years.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.90% for the first $500 million of the Portfolio's average daily net assets and 0.85% for amounts over $500 million. For the year ended December 31,
2002, the Portfolio paid MetLife Advisers an investment advisory fee of     %
of the Portfolio's average daily net assets.

                         Russell 2000 Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the return of the Russell 2000 Index. Although the Portfolio tries to mirror the performance of the Russell 2000 Index, its performance will not exactly match the Index because the Portfolio incurs operating expenses. The Russell 2000 Index is an unmanaged group of securities, and therefore does not have these expenses.

Principal Investment Strategies

The Russell 2000 Index is composed of approximately 2000 small capitalization companies. As of June 30, 2002, the average stock market capitalization of companies in the Russell 2000 Index was approximately $490 million. Metropolitan Life Insurance Company ("Metropolitan Life"), the subadviser to the Portfolio, invests the Portfolio's assets in a statistically selected sample of the 2000 stocks included in the Russell 2000 Index. The stocks purchased for the Portfolio are chosen by Metropolitan Life to, as a group, reflect the composite performance of the Russell 2000 Index.

Metropolitan Life, under normal circumstances, invests at least 80% of the Portfolio's net assets in stocks included in the Russell 2000 Index. You will receive 60 days' prior notice if this 80% minimum is going to change.

  Principal Index Investing Strategies

In addition to securities of the type contained in the Russell 2000 Index, the Portfolio also expects to invest in futures contracts based on the Russell 2000 Index and/or related options to simulate full investment in the index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the Russell 2000 Index by a certain percentage, depending on the company, industry, and country, as applicable. Metropolitan Life monitors the tracking performance of the Portfolio, before Portfolio operating expenses are deducted, through examination of the "correlation coefficient." A perfect correlation would produce a coefficient of 1.00. Metropolitan Life will attempt to maintain a target correlation coefficient of at least .95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in the U.S. stock market.

  .  Potentially rapid price changes (volatility) of equity securities.

  . Poor performance of small capitalization issuers relative to the performance of issuers with large capitalizations. Small capitalization companies may involve greater risks due to greater price volatility and less available public information.

                                                   Russell 2000 Index Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay.

                                     [CHART]


1999   2000   2001  2002
-----  -----  ----  ----
22.7%  -3.8%  0.9%



During the period shown above, the highest quarterly return was     % for the
     quarter of     , and the lowest quarterly return was     % for the
quarter of     . Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                              Past One Year Since Inception
                                              ------------- ---------------
Class A......................................         %              %
Class B*.....................................         %              %
Class E*.....................................         %              %
Russell 2000 Index...........................         %              %

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Shareholder Fees (fees paid directly from your investment)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)...................  None    None    None

Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever
  is lower).......................................  None    None    None

Russell 2000 Index Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................  0.25%   0.25%   0.25%
Distribution and Service (12b-1) Fees..................  0.00%   0.25%   0.15%
Other Expenses.........................................      %       %       %
                                                         -----   -----   -----
Total Annual Portfolio Operating Expenses..............      %       %       %

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................    $          $          $          $
Class B............................    $          $          $          $
Class E............................    $          $          $          $

                                                   Russell 2000 Index Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

Index Investing. Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any defensive strategies. An investor, therefore, will bear the market risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio's return being lower than the return of the Index.
  Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes more than the price of the index, the Portfolio could make or lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Portfolio Management

Metropolitan Life is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. In addition, Metropolitan Life is the Fund's principal underwriter and distributor. Metropolitan Life also manages its own investment assets and those of certain affiliated companies and other entities. Metropolitan Life is a life insurance company which sells insurance policies and annuity contracts. As of December 31, 2002, MetLife had $ billion in assets under management. Metropolitan Life is located at 1 Madison Avenue, New York, New York 10010.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.25% of the Portfolio's average daily net assets. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.


A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

                    State Street Research Aurora Portfolio

Investment Objective

The investment objective of the Portfolio is high total return, consisting principally of capital appreciation.

Principal Investment Strategies

State Street Research & Management Company ("State Street Research"), subadviser to the Portfolio, under normal market conditions, invests at least 65% of the Portfolio's total assets in small-cap stocks which in the opinion of State Street Research are value stocks. Although a universal definition of small capitalization companies does not exist, the Portfolio generally defines small capitalization companies as those whose market capitalizations are similar to the market capitalizations of companies in the Russell 2000 Value Index or the S&P Small Cap 600 Index. The Portfolio may continue to hold or buy additional shares of a company that no longer is of comparable size if State Street Research continues to believe that those shares are an attractive investment. The Portfolio's stock investments may include common and preferred stocks, convertible securities and warrants.

State Street Research may adjust the composition of the Portfolio's holdings as market conditions and economic outlooks change and reserves the right to invest up to 35% of the Portfolio's total assets in other securities, which would generally consist of other types of equity securities, such as larger company stocks, growth stocks, preferred stock, convertible bonds or warrants. The Portfolio may also invest up to 5% of total assets in high yield debt securities that, at the time of purchase, are as low in credit quality as the Standard & Poor's or Moody's C rating category, or their unrated equivalents. Any other bond investments must be investment grade at the time of purchase, or U.S. government securities.

  Stock Selection

In choosing among small company stocks, State Street Research takes a value approach, searching for those companies that appear, in the opinion of State Street Research, to be trading below their true worth. State Street Research uses research to identify potential investments, examining such features as a firm's financial condition, business prospects, competitive position and business strategy. State Street Research looks for companies that appear likely to come back into favor with investors, for reasons that may range from good prospective earnings or strong management teams to new products or services.


Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

Fixed-income securities that are below investment grade quality are referred to as high yield debt (commonly known as "junk bonds"). High yield debt is typically riskier than investment grade securities.

                                         State Street Research Aurora Portfolio



Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in the U.S. stock market.

  . Poor performance of individual stocks held by the Portfolio or of value stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

  . Poor performance of small capitalization issuers relative to the performance of issuers with large capitalizations. Small capitalization companies may involve greater risks due to greater price volatility and less available public information.

  . Poor performance of fixed-income securities, including high yield debt securities, held by the Portfolio, which may be due to interest rate, credit or market risk.

  . The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

State Street Research Aurora Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay.

                                    [CHART]


2001   2002
-----  ----
16.0%



During the period shown above, the highest quarterly return was     % for the
     quarter of     , and the lowest quarterly return was     % for the
quarter of     . Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                              Past One Year Since Inception
                                              ------------- ---------------
Class A......................................         %              %
Class B*.....................................         %              %
Class E*.....................................         %              %
Russell 2000 Value Index.....................         %              %

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Shareholder Fees (fees paid directly from your investment)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)...................  None    None    None

Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever
  is lower).......................................  None    None    None

                                         State Street Research Aurora Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................      %       %       %
Distribution and Service (12b-1) Fees..................  0.00%   0.25%   0.15%
Other Expenses.........................................      %       %       %
                                                         -----   -----   -----
Total Annual Portfolio Operating Expenses..............      %       %       %

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................    $          $          $          $
Class B............................    $          $          $          $
Class E............................    $          $          $          $

State Street Research Aurora Portfolio



More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. State Street Research may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, State Street Research cannot assure that these techniques will be effective.



A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

                                         State Street Research Aurora Portfolio



  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants. The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

State Street Research Aurora Portfolio


bought the security, the holder may receive less from the issuer than it paid for the security.

  High Yield Securities

High yield securities, or "junk bonds," have a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

Initial Public Offerings. The Portfolio's investments in initial public offerings ("IPOs") can have a significant positive impact on performance because of large gains in initial trading. This impact on performance will be greater when the Portfolio's asset base is smaller, and thus will decline as the Portfolio's assets grow. Because the availability and performance of IPOs are dependent on a number of factors, there can be no assurance that this positive impact on performance can be sustained in the future.

Rule 144A and other Private Placement Securities. The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio's net assets would be invested in securities considered to be illiquid by State Street Research.

When-issued Securities. The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Portfolio Management

As of December 31, 2002, State Street Research managed approximately $[      ]
billion in assets. State Street Research, an affiliate of Metropolitan Life, is located at One Financial Center, Boston, Massachusetts 02111.

State Street Research's Small-Cap Value Team has been responsible for the Portfolio's day-to-day management since May 2003.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.85% for the first $500 million of the Portfolio's average daily net assets, 0.80% for the next $500 million, and 0.75% for amounts over $1 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an
investment advisory fee of     % of the Portfolio's average daily net assets.


Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

                   T. Rowe Price Small Cap Growth Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth.

Principal Investment Strategies

T. Rowe Price Associates Inc. ("T. Rowe Price"), subadviser to the Portfolio, invests under normal market conditions at least 80% of the Portfolio's net assets in a diversified group of small capitalization companies. You will receive 60 days' prior notice if this 80% minimum is going to change. T. Rowe Price defines small capitalization companies as those with a market capitalization, at the time of purchase by the Portfolio, within the range of or smaller than the market capitalization of the smallest 100 companies in the S&P 500 Index. As of December 31, 2002, this included companies with market
capitalizations of approximately $     billion and below. A company will
continue to be considered a small capitalization company even if, through market appreciation, the company's market cap value exceeds these small capitalization measures. The Portfolio will be very broadly diversified and the top 25 holdings will not constitute a large portion of assets. This broad diversification should minimize the effects of individual security selection on Portfolio performance. While most assets will be invested in U.S. common stocks, other securities may also be purchased for the Portfolio, including foreign stocks, futures and options, in keeping with its objective.

  Stock Selection

T. Rowe Price uses a number of quantitative models designed by it to identify key characteristics of small-cap growth stocks. Based on these models, and fundamental company research, stocks are selected in a "top down" manner so that the Portfolio as a whole reflects characteristics T. Rowe Price considers important, such as valuations (price/earnings or price/book value ratios, for example) and projected earnings growth. In building the investment models and adjusting them as needed, T. Rowe Price draws on its extensive experience in all aspects of small-cap growth investing--research, portfolio strategy, and trading.

The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

T. Rowe Price Small Cap Growth Portfolio



Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in U.S. or foreign stock markets.

  . Poor performance of individual stocks held by the Portfolio or of growth stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

  . Poor performance of small capitalization issuers relative to the performance of issuers with large capitalizations. Small capitalization companies may involve greater risks due to greater price volatility and less available public information.

  . The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk.

                                       T. Rowe Price Small Cap Growth Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay.

                                    [CHART]


1998  1999   2000   2001   2002
----  -----  -----  -----  ----
3.5%  28.0%  -9.1%  -9.0%

During the period shown above, the highest quarterly return was     % for the
    quarter of     , and the lowest quarterly return was     % for the
quarter of     . Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                              Past One Year Since Inception
                                              ------------- ---------------
Class A......................................         %              %
Class B*.....................................       N/A            N/A
Class E**....................................         %              %
Russell 2000 Growth Index....................         %              %

--------
* No Class B shares of this Portfolio were outstanding as of December 31, 2002. ** Performance information shown is the performance information of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Shareholder Fees (fees paid directly from your investment)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)........................  None    None    None

Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever is
  lower)...............................................  None    None    None

T. Rowe Price Small Cap Growth Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Management Fees...................................      %       %       %
Distribution and Service (12b-1) Fees.............  0.00%   0.25%   0.15%
Other Expenses....................................      %       %       %
                                                    -----   -----   -----
Total Annual Portfolio Operating Expenses.........      %       %       %

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................    $          $          $          $
Class B............................    $          $          $          $
Class E............................    $          $          $          $

                                       T. Rowe Price Small Cap Growth Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Market Capitalization. The stocks of small capitalization companies may underperform the broad equity markets and may be more volatile than other stocks because they have limited marketability. Small capitalization companies may have limited product lines, markets, financial resources or management experience. There is typically less publicly available information about small capitalization companies.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks. The Portfolio's investment in foreign securities will be limited to 20% of total assets.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. T. Rowe Price may use certain techniques, such as forward contracts, to manage these risks. However, T. Rowe Price cannot assure that these techniques will be effective.


A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and futures and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties).

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

T. Rowe Price Small Cap Growth Portfolio



  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Rule 144A and other Private Placement Securities. The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio's net assets would be invested in securities considered to be illiquid by T. Rowe Price.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants. The Portfolio may invest up to 10% of its net assets in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

                                       T. Rowe Price Small Cap Growth Portfolio



Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

Hybrid Instruments. These instruments (a type of potentially high-risk derivative) can combine elements of equity and debt securities, futures and options. For example, the principal amount or interest rate of a hybrid instrument may be determined by reference to the price of some benchmark, such as a commodity, currency, securities index or interest rate. The interest rate or principal amount payable at maturity of a hybrid instrument may be increased or decreased, depending on changes in the value of the benchmark. Under some conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and expose the Portfolio to losses if the other party to the transaction fails to meet its obligations. Hybrids can have limited liquidity and their use by a Portfolio may not be successful. The Portfolio's investments in hybrid instruments are limited to 10% of total assets.

Portfolio Management

A Maryland corporation, T. Rowe Price dates back to 1937. In addition to the Portfolio, it provides investment management services to over eight million retail and institutional accounts. As of December 31, 2002, T. Rowe Price and its affiliates had investment management arrangements in effect for about
$[      ] billion. T. Rowe Price is located at 100 East Pratt Street,
Baltimore, Maryland 21202.

The Portfolio is managed by an Investment Advisory Committee. Paul W. Wojcik, Committee Chairman, has had day-to-day responsibility for management of the Portfolio since his election as Chairman in December 2000 and works with the Committee in developing and executing the Portfolio's investment program. Mr. Wojcik has served as a member of the Committee since the Portfolio's inception. He joined T. Rowe Price in 1996 and has been responsible for the development of systematic research and trading tools. Prior to joining T. Rowe Price he was a Senior Programmer/Analyst at Fidelity Investments. Mr. Wojcik and the Investment Advisory Committee manage other mutual funds including the T. Rowe Price Diversified Small-Cap Growth Fund.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.55% for the first $100 million of the Portfolio's average daily net assets, 0.50% for the next $300 million, and 0.45% for amounts over $400 million. For the year ended December 31, 2002, the Portfolio paid MetLife
Advisers an investment advisory fee of     % of the Portfolio's average daily
net assets.

                      Morgan Stanley EAFE Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the performance of the MSCI EAFE Index. Although the Portfolio tries to mirror the performance of the MSCI EAFE Index, its performance will not exactly match the Index because the Portfolio incurs operating expenses. The MSCI EAFE Index is an unmanaged group of securities, and therefore does not have these expenses.

Principal Investment Strategies

The MSCI EAFE Index (also known as the Morgan Stanley Capital International Europe Australasia Far East Index) is an index containing approximately 1100 equity securities of companies of varying capitalizations in countries outside the United States. As of December 31, 2002, countries included in the MSCI EAFE Index were Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, The Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. Metropolitan Life Insurance Company ("Metropolitan Life"), the subadviser to the Portfolio, invests the Portfolio's assets in a statistically selected sample of the approximately 1100 stocks included in the MSCI EAFE Index. The stocks purchased for the Portfolio are chosen by Metropolitan Life to, as a group, reflect the composite performance of the MSCI EAFE Index.

Metropolitan Life, under normal circumstances, invests at least 80% of the Portfolio's net assets in stocks included in the MSCI EAFE Index. You will receive 60 days' prior notice if this 80% minimum is going to change.

  Principal Index Investing Strategies

In addition to securities of the type contained in the MSCI EAFE Index, the Portfolio also expects to invest in futures contracts based on the MSCI EAFE Index and/or related options to simulate full investment in the index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the MSCI EAFE Index by a certain percentage, depending on the company, industry, and country, as applicable. Metropolitan Life monitors the tracking performance of the Portfolio, before Portfolio operating expenses are deducted, through examination of the "correlation coefficient." A perfect correlation would produce a coefficient of 1.00. Metropolitan Life will attempt to maintain a target correlation coefficient of at least .95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

                                            Morgan Stanley EAFE Index Portfolio



Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in foreign stock markets.

  .  Potentially rapid price changes (volatility) of equity securities.

  . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

Morgan Stanley EAFE Index Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay.

                                     [CHART]


1999    2000    2001    2002
-----  ------  ------  ------
24.9%  -14.5%  -21.7%



During the period shown above, the highest quarterly return was     % for the
     quarter of     , and the lowest quarterly return was     % for the
quarter of     . Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                   Past One Year Since Inception
                                                   ------------- ---------------
Class A...........................................       %              %
Class B*..........................................       %              %
Class E*..........................................       %              %
MSCI EAFE Index...................................       %              %

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Shareholder Fees (fees paid directly from your investment)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)........................  None    None    None

Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever is
  lower)...............................................  None    None    None

                                            Morgan Stanley EAFE Index Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................  0.30%   0.30%   0.30%
Distribution and Service (12b-1) Fees..................  0.00%   0.25%   0.15%
Other Expenses.........................................      %       %       %
                                                        ------  ------  ------
Total Annual Portfolio Operating Expenses..............      %       %       %
Fee Waiver and/or Expense Reimbursement (1)............ [    ]  [    ]  [    ]
                                                        ------  ------  ------
Net Operating Expenses (1).............................      %       %       %

--------
(1) MetLife Advisers has contractually agreed to waive fees or pay through April 30, 2004, all expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) allocable to each Class as shown above. Without this and other prior expense reimbursement arrangements, the performance of the Portfolio would be lower.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................    $          $          $          $
Class B............................    $          $          $          $
Class E............................    $          $          $          $

Morgan Stanley EAFE Index Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. The Portfolio may have more limited recourse than it would if investing in the United States.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country.

  Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes more than the price of the index, the Portfolio could make or lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Index Investing. Unlike actively managed portfolios, portfolios that attempt to match the return of an index generally will not use any


A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

                                            Morgan Stanley EAFE Index Portfolio


defensive strategies. An investor, therefore, will bear the market risk of adverse market conditions with respect to the market segment that the index seeks to match. In addition, transaction costs, other Portfolio or Fund expenses, brief delays that occur until the Portfolio can invest cash it receives and other tracking errors may result in the Portfolio's return being lower than the return of the Index.

Portfolio Management

Metropolitan Life is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. In addition, Metropolitan Life is the Fund's principal underwriter and distributor. Metropolitan Life also manages its own investment assets and those of certain affiliated companies and other entities. Metropolitan Life is a life insurance company which sells insurance policies and annuity contracts. As of December 31, 2002, MetLife had $ billion in assets under management. Metropolitan Life is located at 1 Madison Avenue, New York, New York 10010.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.30% of the Portfolio's average daily net assets. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.

                     Putnam International Stock Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies

Putnam Investment Management, LLC ("Putnam"), subadviser to the Portfolio, invests under normal market conditions at least 80% of the Portfolio's assets in stocks of companies outside the United States. You will receive 60 days' prior notice if this 80% minimum is going to change. To determine whether a company is located outside of the United States, for purposes of the Portfolio, Putnam considers the following factors: where the company's securities trade, where the company is located or organized or where the company derives its revenue or profits. The Portfolio invests mainly in mid-sized and large companies, although the Portfolio can invest in companies of any size. Under normal market conditions, the Portfolio will not invest more than 15% of its net assets in the stocks of companies domiciled in "emerging countries," as defined by Morgan Stanley Capital International.

  Stock Selection

Putnam first selects the countries and industries it believes are attractive, then Putnam looks for companies that it believes have favorable investment potential. For example, Putnam may purchase stocks of companies with stock prices that reflect a value lower than that which it places on the company. Putnam also considers other factors it believes will cause the stock price to rise.

Putnam will consider, among other factors, a company's valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in foreign stock markets.

  .  Poor performance of individual stocks held by the Portfolio.

  .  Potentially rapid price changes (volatility) of equity securities.

  . The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

                                           Putnam International Stock Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. On January 24, 2000, Putnam succeeded Santander Global Advisors, Inc. ("Santander") as subadviser to the Portfolio. The performance information set forth below relates to the life of the Portfolio and, therefore, reflects the management of both Putnam and Santander.

                                    [CHART]


1993   1994  1995  1996   1997   1998   1999    2000    2001   2002
-----  ----  ----  -----  -----  -----  -----  ------  ------  ----
47.8%  5.1%  0.8%  -1.8%  -2.3%  22.6%  16.4%  -10.1%  -20.6%




During the period shown above, the highest quarterly return was     % for the
     quarter of     , and the lowest quarterly return was     % for the
quarter of     . Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                 Past One Year Past Five Years Since Inception
                                 ------------- --------------- ---------------
Class A.........................          %             %               %
Class B*........................          %             %               %
Class E*........................          %             %               %
MSCI EAFE Index.................          %             %               %

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Shareholder Fees (fees paid directly from your investment)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)........................  None    None    None

Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever is
  lower)...............................................  None    None    None

Putnam International Stock Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................      %       %       %
Distribution and Service (12b-1) Fees..................  0.00%   0.25%   0.15%
Other Expenses (1).....................................      %       %       %
                                                         -----   -----   -----
Total Annual Portfolio Operating Expenses (1)..........      %       %       %

--------
(1) The Portfolio's subadviser directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect these reductions or credits. If these reductions or credits were shown, the Portfolio's total annual operating expenses
    would have been     % for Class A shares,     % for Class B shares and
        % for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................    $          $          $          $
Class B............................    $          $          $          $
Class E............................    $          $          $          $

                                           Putnam International Stock Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example). This risk is generally greater for small and mid cap companies.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. The Portfolio may have more limited legal recourse than it would if investing in the United States.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. Putnam may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Putnam cannot assure that these techniques will be effective.

Emerging Markets. The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.


A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

Putnam International Stock Portfolio



  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants. The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

                                           Putnam International Stock Portfolio



Portfolio Management

Putnam, a Delaware limited liability company, has managed mutual funds since 1937. As of December 31, 2002, Putnam and its affiliates managed in excess of $[ ] billion of retail and institutional investors worldwide. Putnam is located at One Post Office Square, Boston, Massachusetts 02109.

The Portfolio is managed by Putnam's International Core Team, with Omid Kamshad, Managing Director, as the lead manager. Mr. Kamshad has been employed by Putnam since 1996 and has been the lead manager since 2000. Other members of the team include Joshua L. Byrne, Simon Davis, Stephen S. Oler and George W. Stairs. Mr. Byrne joined Putnam in 1993 and has been a manager of the Portfolio since 2000. Mr. Davis joined Putnam in 2000 and has been a manager of the Portfolio since 2000. Prior to joining Putnam, he was employed by Deutsche Asset Management. Mr. Oler joined Putnam in 1997 and became a manager of the Portfolio in 2000. Mr. Stairs joined Putnam in 1994 and has been a manager of the Portfolio since 2002.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.90% for the first $500 million of the Portfolio's average daily net assets, 0.85% for the next $500 million, and 0.80% for amounts over $1 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an
investment advisory fee of     % of the Portfolio's average daily net assets.

                        Scudder Global Equity Portfolio

Investment Objective

The investment objective of the Portfolio is long-term growth of capital.

Principal Investment Strategies

Deutsche Investment Management Americas Inc. ("Deutsche Investment Management"), subadviser to the Portfolio, invests under normal circumstances 80% of the Portfolio's assets in equity securities (primarily common stock) of U.S. and foreign-based companies. You will receive 60 days' prior notice if this 80% minimum is going to change. Although the fund can invest in companies of any size and from any country, it generally focuses on established companies in countries with developed economies.

  Stock Selection

In choosing stocks, Deutsche Investment Management uses a combination of three analytical disciplines:

Bottom-up research. Deutsche Investment Management looks for companies that are industry leaders, have strong finances and management, and appear able to make the most of local, regional and global opportunities.

Growth orientation. Deutsche Investment Management primarily invests in companies that offer the potential for sustainable above-average earnings growth and whose market value appears reasonable in light of their business prospects.

Analysis of global themes. Deutsche Investment Management considers global economic outlooks, seeking to identify industries and companies that are likely to benefit from social, political and economic changes.

Deutsche Investment Management intends to keep the Portfolio's holdings diversified across industries and geographical areas, although, depending on its outlook, it may increase or reduce the Portfolio's exposure to a given industry or area.

Deutsche Investment Management uses analytical tools to actively monitor the risk profile of the Portfolio as compared to comparable funds and appropriate benchmarks and peer groups.

Deutsche Investment Management uses several strategies in seeking to reduce downside risk, including : (i) diversifying broadly among companies, industries, countries and regions; (ii) focusing on high quality companies with reasonable valuations; and (iii) generally focusing on countries with developed economies.


Equity securities include common stocks, preferred stocks, warrants and securities convertible into common or preferred stocks.

                                                Scudder Global Equity Portfolio



The Portfolio will normally sell a stock when Deutsche Investment Management believes its price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting the Portfolio's emphasis on a given country.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in U.S. or foreign stock markets.

  . Poor performance of individual stocks held by the Portfolio or of growth stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

  . The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

Scudder Global Equity Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay.

                                    [CHART]

1998   1999   2000    2001    2002
-----  -----  -----  ------   ----
16.0%  25.2%  -1.6%  -16.1%

During the period shown above, the highest quarterly return was     % for the
     quarter of     , and the lowest quarterly return was     % for the
quarter of     . Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                   Past One Year Since Inception
                                                   ------------- ---------------
Class A...........................................          %              %
Class B*..........................................        N/A            N/A
Class E**.........................................          %              %
MSCI World Index (net dividends)..................          %              %
--------
*  No Class B shares of this Portfolio were outstanding as of December 31, 2002.
** Performance information shown is the performance information of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Shareholder Fees (fees paid directly from your investment)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)........................  None    None    None

Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever is
  lower)...............................................  None    None    None

                                                Scudder Global Equity Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................      %       %       %
Distribution and Service (12b-1) Fees..................  0.00%   0.25%   0.15%
Other Expenses.........................................      %       %       %
                                                         -----   -----   -----
Total Annual Portfolio Operating Expenses..............      %       %       %

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................    $          $          $          $
Class B............................    $          $          $          $
Class E............................    $          $          $          $

Scudder Global Equity Portfolio


More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments, and rules on foreign transactions may cause delays in the settlement of transactions or in the notification of income. The Portfolio may have more limited legal recourse than it would if investing in the United States.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. Deutsche Investment Management may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, Deutsche Investment Management cannot assure that these techniques will be effective.

Emerging Markets. The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the



A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options and swap contracts are other types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

                                                Scudder Global Equity Portfolio


risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

It is a fundamental policy of the Portfolio that no more than 5% of its assets may be committed to transactions in options, futures or other derivative instruments that are intended for any purpose other than to protect against changes in market values of investments the Portfolio owns or intends to acquire, to facilitate the sale or disposition of investments for the Portfolio, or to adjust the effective duration or maturity of fixed income instruments owned by the Portfolio.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Scudder Global Equity Portfolio



Portfolio Management

Deutsche Investment Management is a wholly-owned subsidiary of Deutsche Bank AG, the world's fourth largest asset management firm based on assets under management. As of December 31, 2002 Deutsche Investment Management had more
than $     billion in assets under management. Deutsche Investment Management is located at 345 Park Avenue, New York, New York 10154.

The Portfolio is managed by a team of investment professionals led by William
E. Holzer, a Managing Director who has been with Deutsche Investment Management (formerly named Zurich Scudder Investments, Inc.) since 1980. The other team members include Steve M. Wreford, Vice President, and Nick Bratt, Managing Director. Mr. Wreford and Mr. Bratt have been with Deutsche Investment Management since 2001 and 1976, respectively. Mr. Holzer and Mr. Wreford are responsible for the day-to-day management of the Portfolio including global equity strategy. Mr. Bratt's broad responsibilities include strategic insight for the Portfolio.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.90% for the first $50 million of the Portfolio's average daily net assets, 0.55% for the next $50 million, 0.50% for the next $400 million, and 0.475% for amounts over $500 million billion. For the year ended December 31,
2002, the Portfolio paid MetLife Advisers an investment advisory fee of     %
of the Portfolio's average daily net assets.

                              Balanced Portfolio

Investment Objective

The investment objective of the Portfolio is long-term total return from a combination of capital appreciation and current income.

Principal Investment Strategies

Wellington Management Company, LLP ("Wellington Management"), subadviser to the Portfolio, invests the Portfolio's assets in a balanced portfolio of stocks and bonds. The "neutral position" of the Portfolio consists of 60% stocks and other equity securities and 40% U.S. and foreign bonds. In response to current market conditions, Wellington Management may vary the percentage of the Portfolio invested in equity securities from 50% to 70% of the Portfolio's total assets and the fixed-income investments from 30% to 50% of the Portfolio's total assets. Wellington Management will invest the equity portion of the Portfolio primarily in stocks of U.S. companies with larger market capitalizations (generally greater than $6 billion), using a blend of top-down sector analysis and bottom-up security selection. Wellington Management will invest the fixed-income portion of the Portfolio in investment grade U.S. corporate and U.S. government fixed-income securities and, to a lesser extent, U.S. high yield debt and fixed-income securities of foreign issuers, including companies and governments of emerging market countries.

  Investment Selection

Asset Allocation. Wellington Management invests 50% to 70% of the Portfolio's total assets in equity securities and 30% to 50% of the Portfolio's total assets in fixed-income securities. Wellington Management will divide the Portfolio's assets between equity and fixed income securities based on Wellington Management's judgement of the projected investment environment for financial assets, relative fundamental values, the attractiveness of each asset category, and expected future returns of each asset category.

Equity Securities. Wellington Management invests the equity portion of the Portfolio using a combination of top-down industry and sector analysis and bottom-up stock selection. Macro-economic data, such as changes in the Gross Domestic Product (GDP), rates of employment, and interest rates, are considered to identify sectors of the economy and industries which Wellington Management believes will grow faster than the U.S. economy. Wellington Management also attempts to identify long-term broad "themes" based on, for example, demographic trends, technological developments, and political and social developments in the U.S. and abroad.



Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

Fixed-income securities that are below investment grade quality are referred to as high yield debt (commonly known as "junk bonds"). High yield debt is typically riskier than investment grade securities.

Balanced Portfolio


Wellington Management selects for the Portfolio stocks of issuers which Wellington Management believes have the following attributes:

  .  leadership position within an industry;

  .  a strong balance sheet;

  .  a high return on equity;

  .  sustainable or increasing dividends;

  .  a strong management team;

  .  a globally competitive position.

Wellington Management may also consider general investor opinion as to whether a stock will continue to gain in value when evaluating stocks priced at historically high levels.

Wellington Management continually monitors each stock in the equity portion of the Portfolio and considers selling a stock when:

   . fundamentals deteriorate;

   . the stock appears overpriced.

Fixed-income Securities. Wellington Management also uses a blend of top-down market analysis and bottom-up security analysis when making selections for the Portfolio's fixed-income portion, which may consist of a variety of securities, including, but not limited to:

   . U.S. government bonds

   . mortgage-backed securities

   . asset-backed securities

   . Yankee Bonds

   . investment grade U.S. corporate bonds

   . high yield U.S. corporate bonds

   . foreign government and supranational bonds

   . emerging market debt.

Wellington Management combines quantitative modeling and subjective judgement first to determine the fixed-income portfolio's average duration and industry sector weightings. Under normal market conditions, the duration of the Portfolio's fixed-income portion will be within one year of the average duration of the Lehman Brothers Aggregate Bond Index. As of December 31, 2002,
the average duration of this Index was [    ] years.

Wellington Management may invest up to 25% of the Portfolio's fixed-income portion in high yield and non-U.S. dollar bonds and up to 10% of the fixed-income portfolio in emerging market debt. For a description of the risks associated with investing in emerging markets, and foreign markets generally, see "Principal Investment Risks" and "More About Investment Strategies and Risks" below.



Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

Yankee Bonds are fixed-income securities issued by foreign companies in U.S. dollars.

Supranational bonds are issued by organizations governed by representatives from different countries (e.g., the World Bank) to finance reconstruction and development projects around the world.

Duration is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Portfolio's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by about 5%.

                                                             Balanced Portfolio



Principal Investment Risks

Investing in the Portfolio involves risk. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in U.S. stock or U.S. or foreign fixed-income markets.

   . Poor performance of individual equity securities held by the Portfolio or of large capitalization stocks in general.

   . Poor performance of fixed-income securities held by the Portfolio, which may be due to interest rate risk or credit risk.

   . Poor performance of equity securities relative to fixed-income securities when Wellington Management emphasizes investment in equity securities, or poor performance of fixed-income securities relative to equity securities when Wellington Management invests relatively more of the Portfolio's assets in fixed-income securities.

   . Potentially rapid price changes (volatility) of equity securities.

   . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.

Balanced Portfolio



Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of two relevant broad-based securities market indexes and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of the returns of the Portfolio. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. On May 1, 2000, Wellington Management succeeded Loomis, Sayles & Company, L.P. ("Loomis Sayles") as subadviser to the Portfolio. The performance information set forth below relates to the life of the Portfolio and, therefore, reflects the management of both Loomis Sayles and Wellington Management.

                                    [CHART]


1995   1996   1997   1998  1999   2000   2001   2002
-----  -----  -----  ----  -----  -----  -----  ----
24.8%  16.9%  16.2%  9.1%  -5.1%  -1.9%  -4.5%



During the period shown above, the highest quarterly return was     % for the
     quarter of     , and the lowest quarterly return was     % for the
quarter of     . Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                                      Life of the Portfolio
                                       Past One Year Past Five Years   (October 31, 1994)
                                       ------------- --------------- -----------------------
Class A...............................        %              %                             %
Class B*..............................      N/A            N/A                           N/A
Class E**.............................        %              %                             %
S&P 500 Index.........................        %              %                             %
Lehman Brothers Government/Credit
  Index...............................        %              %                             %
Lipper Variable Products Balanced Fund                               Data only available for
  Average.............................        %              %       full one-year periods

--------
* No Class B shares of this Portfolio were outstanding as of December 31, 2002. ** Performance information shown is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

                                                             Balanced Portfolio



Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Shareholder Fees (fees paid directly from your investment)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)...................  None    None    None
Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever
  is lower).......................................  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Management Fees...................................      %       %       %
Distribution and Service (12b-1) Fees.............  0.00%   0.25%   0.15%
Other Expenses(1).................................      %       %       %
                                                    -----   -----   -----
Total Annual Portfolio Operating Expenses(1)......      %       %       %

--------
(1) The Portfolio's subadviser directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect this reduction in expenses. If this reduction was shown, the Portfolio's total annual operating expenses would have been [ ]% for Class A shares, [ ]% for Class B shares and [ ]% for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................    $          $          $          $
Class B............................    $          $          $          $
Class E............................    $          $          $          $

Balanced Portfolio



More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries will affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. Wellington Management may use certain techniques, such


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

                                                             Balanced Portfolio


as forward contracts or futures contracts, to manage these risks. However, Wellington Management cannot assure that these techniques will be effective.

Emerging Markets. The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

  Forward Contracts and Futures Contracts

The Portfolio may attempt to avoid the risk of an unfavorable shift in currency or interest rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency or interest rates. The Portfolio may also purchase futures contracts (or options on futures contracts) to maintain exposure to the broad equity or fixed-income markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

Balanced Portfolio



Portfolio Management

Wellington Management has been in the investment management business since
1928. As of December 31, 2002, the company managed approximately $     billion
in assets. Wellington Management's address is 75 State Street, Boston, Massachusetts 02109.

Maya K. Bittar, CFA, manages the equity portion of the Portfolio and Thomas L. Pappas, CFA, manages the fixed-income portion of the Portfolio. Ms. Bittar is a Vice President of Wellington Management and has been a Portfolio Manager there since she joined Wellington Management in 1998. From 1993 until she joined Wellington Management, Ms. Bittar was employed by Firstar Investment Research and Management Company. Mr. Pappas is a Senior Vice President and Partner of Wellington Management. He has been employed by Wellington Management since 1987.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.70% for the first $200 million of the Portfolio's average daily net assets and 0.675% for amounts over $200 million. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee of
    % of the Portfolio's average daily net assets.

                          MFS Total Return Portfolio

Investment Objective

The investment objective of the Portfolio is a favorable total return through investment in a diversified portfolio.

Principal Investment Strategies

Massachusetts Financial Services Company ("MFS"), subadviser to the Portfolio, normally invests at least 40%, but not more than 75%, of the Portfolio's net assets in common stocks and related securities (referred to as "equity securities") such as preferred stock and bonds, warrants or rights convertible into stock. The Portfolio may also invest in depositary receipts for such equity securities. The Portfolio may vary the percentage of its assets invested in any one type of security (within the limits described above) in accordance with MFS's interpretation of economic and money market conditions, fiscal and monetary policy, and security values. The Portfolio focuses on undervalued equity securities issued by companies with large market capitalizations ($5 billion or more). The Portfolio may invest in fixed-income securities such as corporate bonds, U.S. government securities, mortgage-backed securities and asset-backed securities. The Portfolio normally invests at least 25% of its net assets in non-convertible fixed-income securities. The fixed-income portion of the Portfolio invests primarily in investment grade fixed-income securities, but the Portfolio may invest up to 20% of its net assets in lower quality, high yield securities. Consistent with the principal investment strategies above, the Portfolio may invest up to 20% of its net assets in foreign securities.

  Investment Selection

Equity Securities. The Portfolio will generally invest in equity securities of companies MFS believes are undervalued relative to their long-term potential due to a decline in the financial markets, poor economic conditions generally, developments in the issuer's industry, or because the market has simply overlooked them. Undervalued equity securities generally have relatively lower price-to-book, price-to-sales and/or price-to-earnings ratios. MFS uses a bottom-up investment style in managing the equity portion of the Portfolio. This means that securities are selected based upon MFS's assessment of the earnings, cash flows, competitive position and management abilities of the issuer.

Fixed-income Securities. In selecting fixed-income investments for the Portfolio, MFS considers the view of its large group of fixed-income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed-income markets. In assessing the credit quality of fixed-income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but also performs its own independent credit analysis.


Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

Fixed-income securities that are below investment grade quality are referred to as high yield securities (commonly known as "junk bonds"). High yield securities are typically riskier than investment grade securities.

MFS Total Return Portfolio



Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in U.S. or foreign equity or fixed-income markets.

   . Poor performance of individual equity securities held by the Portfolio or of large capitalization stocks in general.

   . Poor performance of fixed-income securities held by the Portfolio, which may be due to interest rate risk or credit risk.

   . Poor performance of equity securities relative to fixed-income securities when MFS emphasizes investment in equity securities, or poor performance of fixed-income securities relative to equity securities when MFS invests relatively more of the Portfolio's assets in fixed-income securities.

   . Potentially rapid price changes (volatility) of equity securities.

   . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk.

                                                     MFS Total Return Portfolio



Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of two relevant broad-based securities market indexes and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of the returns of the Portfolio. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. On July 1, 2001, MFS succeeded Back Bay Advisors, L.P. ("Back Bay Advisors") as subadviser to Total Return. The performance information set forth below relates to the life of the Portfolio and, therefore, reflects the management of both Back Bay Advisors and MFS.

                                    [CHART]


1993   1994   1995   1996   1997   1998   1999   2000   2001   2002
-----  -----  -----  -----  -----  -----  -----  -----  -----  ----
10.6%  -1.1%  31.3%  15.0%  26.6%  19.7%  10.0%  -3.4%  -3.8%

During the period shown above, the highest quarterly return was     % for the
    quarter of     , and the lowest quarterly return was     % for the
    quarter of     . Past performance of a Portfolio does not necessarily
indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                    Past One Year Past Five Years Past Ten Years
                                    ------------- --------------- --------------
Class A............................         %             %              %
Class B*...........................         %             %              %
Class E**..........................       N/A           N/A            N/A
S&P 500 Index......................         %             %              %
Lehman Brothers Government/Credit
  Index............................         %             %              %
Lipper Variable Products Flexible
  Portfolio Fund Average...........         %             %              %

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** No Class E shares of this Portfolio were outstanding as of December 31, 2002.

MFS Total Return Portfolio



Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Shareholder Fees (fees paid directly from your investment)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)........................  None    None    None
Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever is
  lower)...............................................  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................  0.50%   0.50%   0.50%
Distribution and Service (12b-1) Fees..................  0.00%   0.25%   0.15%
Other Expenses.........................................      %       %       %
                                                         -----   -----   -----
Total Annual Portfolio Operating Expenses..............      %       %       %

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................    $          $          $          $
Class B............................    $          $          $          $
Class E............................    $          $          $          $

                                                     MFS Total Return Portfolio



More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Investment Style Risk. The price of value stocks may fall, or simply may not increase very much, if the market does not agree with the subadviser's view of the value of the stock. Value stocks may not perform as well as growth stocks or as the stock market in general.

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  High Yield Securities

High yield debt has a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development, distribution or competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.



Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is called a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

MFS Total Return Portfolio



Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries will affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. MFS may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, MFS cannot assure that these techniques will be effective.

Portfolio Management

As of December 31, 2002, MFS managed approximately $[    ] billion in assets
worldwide. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

The Portfolio is managed by a team of portfolio managers headed by David M. Calabro, a Senior Vice President of MFS. Mr. Calabro has been employed in the investment management area of MFS since 1992. He is also a manager of the equity portion of the Portfolio. The other managers of the Portfolio's equity portion are Constantinos G. Mokas, Lisa B. Nurme, Steven R. Gorham and Kenneth
J. Enright, who are all Senior Vice Presidents at MFS. Mr. Mokas has been employed in the investment management area of MFS since 1990; Ms. Nurme, since 1987; Mr. Gorham, since 2002; and Mr. Enright, since 1986.

Michael W. Roberge, a Senior Vice President of MFS, is the manager of the fixed-income portion of the Portfolio. Mr. Roberge has been employed in the investment management area of MFS since 1996.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.50% of the Portfolio's average daily net assets. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.


A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a security, the value of which is based on (derived from) the movement of an underlying instrument. This instrument could be the price of another security or other asset or an interest rate, among other things.

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                  State Street Research Diversified Portfolio

Investment Objective

The investment objective of the Portfolio is high total return while attempting to limit investment risk and preserve capital.

Principal Investment Strategies

State Street Research & Management Company ("State Street Research"), subadviser to the Portfolio, invests the Portfolio's assets in equity securities, fixed-income securities and short-term money market instruments.
The amount of assets invested in each type of security will depend upon economic conditions, the general level of common stock prices, interest rates and other relevant considerations, including the risks of each type of security.

The Portfolio's investments in equity securities will be in stocks and convertible securities that have long-term growth potential.

The Portfolio's fixed-income investments will be in investment grade fixed-income securities, including debt securities issued by the U.S. Treasury or any U.S. government agency, mortgage-backed securities (both privately issued and issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities) and asset-backed securities, including collateralized mortgage obligations ("CMOs") and collateralized debt obligations ("CDOs"), U.S. dollar-denominated debt securities of foreign issuers and corporate debt. The Portfolio may also invest in securities through Rule 144A and other private placement transactions.

In addition, the Portfolio may invest up to 20% of its total assets in high yield securities. It may also invest up to 20% of its total assets in foreign securities (defined as securities not denominated in the U.S. dollar) and up to 10% of its total assets in securities of issuers located in developing or emerging market countries. The 10% limit on emerging market securities will not be counted toward the limits on foreign or high yield securities. No combination of investments in high yield securities, foreign securities or emerging market securities will exceed 30% of the Portfolio's total assets.

The Portfolio's high yield securities may include convertible bonds, convertible preferred stocks, warrants and other securities attached to high yield bonds or other fixed-income securities.


Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

Fixed-income securities that are below investment grade quality are referred to as high yield securities (commonly known as "junk bonds"). High yield securities are typically riskier than investment grade securities.

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The Portfolio may use futures contracts, options, swaps and other derivatives to attempt to reduce the interest rate or currency risk of the Portfolio or to adjust the Portfolio's duration.

With respect to the money market portion, the Portfolio may invest in the highest quality, U.S. dollar denominated, short-term money market instruments or in U.S. government securities. The Portfolio may invest in commercial paper, asset-backed securities and U.S. dollar-denominated securities issued by foreign companies or banks or their U.S. affiliates. The Portfolio may invest the entire money market portion of its assets in any one type of security. The money market instrument portion of the Portfolio's assets will be invested in securities that have a remaining maturity of less than 13 months, and the dollar weighted average maturity of those securities will not be more than 90 days.

As a fundamental policy, the Portfolio limits investment in securities of foreign issuers (excluding ADRs) up to 10% of total assets, except that 25% may be invested in securities issued, assumed or guaranteed by foreign governments or their instrumentalities, assumed or guaranteed by domestic issuers or issued, assumed or guaranteed by foreign issuers with a class of securities listed on the New York Stock Exchange. If ADRs are included, the Portfolio may invest up to 35% of its assets in foreign securities.

  Investment Selection

Equity Securities. In selecting stocks, State Street Research generally attempts to identify the industries that over the long-term will grow faster than the economy as a whole. State Street looks for companies within those industries and others that appear most capable of sustained growth. These companies usually are large, established entities whose size, financial resources and market share may enable them to maintain competitive advantages and leadership positions. The Portfolio may also invest in stocks that are selling below what State Street Research believes to be their intrinsic values as well as cyclical stocks believed to be at attractive points in their market cycles.

Fixed-income Securities. In selecting fixed-income securities, State Street Research establishes duration targets based on economic and monetary factors affecting interest rates and bond market returns. State Street Research also allocates the Portfolio's fixed-income investments among bond market sectors (such as U.S. Treasury securities, U.S. government agency securities, mortgage-backed or asset-backed securities, and corporate debt securities) based upon its evaluation of the relative price and yield attractiveness of the various sectors. State Street Research also decides how the Portfolio's fixed-income portfolio should be positioned along the yield curve by selecting securities in certain maturity ranges based upon the relative price and yield attractiveness of those maturities. When selecting particular fixed-income securities that will satisfy the

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some securities index, currency or interest rate on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

Duration is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Portfolio's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by about 5%.

Commercial paper is a kind of money market instrument issued to raise money for short-term purposes. Commercial paper may be issued by corporations to raise cash for their short- term, day-to-day, operational needs. Asset-backed commercial paper may be issued by intermediate trusts or similar entities that form pools of credit-card receivables or other assets used to back the commercial paper. Corporate or asset-backed commercial paper and other asset-backed securities are traded primarily among institutions.

                                      186

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                                    State Street Research Diversified Portfolio


desired duration, yield curve positioning and sector weighting for the overall portfolio, State Street Research relies primarily on its own research regarding the credit quality, yield characteristics and interest rate sensitivity of individual securities.

State Street Research monitors and adjusts the investments of the Portfolio's fixed-income portion to try to maintain a duration generally within 11/2 years of the Lehman Brothers Government/Credit Index. As of December 31, 2002, the duration of this index was [ ] years.

Money Market Instruments. In selecting money market instruments, State Street Research invests in short-term U.S. Government securities and corporate and asset-backed securities rated in the highest rating category by any two of Standard & Poor's, Moody's, or any other nationally recognized rating services (or by one rating service if only one such rating service has rated the security). U.S. Government securities include securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities. The Portfolio may also invest in unrated securities, if they are determined by State Street Research to be of comparable quality. Such securities include short-term corporate debt securities such as commercial paper, asset-backed securities, bank certificates of deposit, banker's acceptances and master demand notes.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in U.S. stock or U.S. or foreign fixed-income markets.

  . Poor performance of individual equity securities held by the Portfolio or of large capitalization stocks in general.

  .  Potentially rapid price changes (volatility) of equity securities.

  . Poor performance of individual fixed-income securities, including individual high yield debt securities, held by the Portfolio, which may be due to interest rate, credit or market risk.

  . Poor performance of the classes of fixed-income securities held by the Portfolio, including high yield debt securities.

  . Poor performance of equity securities relative to fixed-income securities when State Street Research emphasizes investment in equity securities, or poor performance of fixed-income securities relative to equity securities when State Street Research invests relatively more of the Portfolio's assets in fixed-income securities.

  . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.


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State Street Research Diversified Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay.

                                    [CHART]

1993   1994   1995    1996  1997   1998   1999  2000  2001   2002
-----  -----  -----  -----  -----  -----  ----  ----  -----  ----
12.8%  -3.1%  27.0%  14.5%  20.6%  19.6%  8.7%  1.0%  -6.3%

During the period shown above, the highest quarterly return was     % for the
     quarter of     , and the lowest quarterly return was     % for the
quarter of     . Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                               Past One Year Past Five Years Past Ten Years
                               ------------- --------------- --------------
Class A.......................          %             %               %
Class B*......................        N/A           N/A             N/A
Class E**.....................          %             %               %
S&P 500 Index.................          %             %               %
Lehman Brothers Aggregate
  Bond Index..................          %             %               %

--------
* No Class B shares of this Portfolio were outstanding as of December 31, 2002. ** Performance information shown is the performance information of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Shareholder Fees (fees paid directly from your investment)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)........................  None    None    None

Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever is
  lower)...............................................  None    None    None

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                                    State Street Research Diversified Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Management Fees...................................      %       %       %
Distribution and Service (12b-1) Fees.............  0.00%   0.25%   0.15%
Other Expenses (1)................................      %       %       %
                                                    -----   -----   -----
Total Annual Portfolio Operating Expenses (1).....      %       %       %

--------
(1) The Portfolio's subadviser directed certain portfolio trades to brokers who paid a portion of the Portfolio's expenses. The expense information for the Portfolio does not reflect these reductions or credits. If these reductions or credits were shown, the Portfolio's total annual operating expenses
    would have been     % for Class A shares,     % for Class B shares and
        % for Class E shares.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................    $          $          $          $
Class B............................    $          $          $          $
Class E............................    $          $          $          $

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More About Investment Strategies and Risks

  Equity Securities

In general, equity securities are considered more volatile than fixed-income securities. The prices of equity securities will rise and fall in response to events that affect entire financial markets or industries (changes in inflation or consumer demand, for example) and to events that affect particular companies (news about the success or failure of a new product, for example).

Market Capitalization. The stocks of large capitalization companies do not always have as much growth potential as smaller and medium capitalization stocks.

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  High Yield Securities

High yield securities, or "junk bonds," have a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

  Foreign Securities

In addition to the risks associated with securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

                                      190

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                                    State Street Research Diversified Portfolio



Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Emerging Markets. The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. State Street Research may use certain techniques, such as forward contracts and futures contracts, to manage these risks. However, State Street Research cannot assure that these techniques will be effective.

  Derivatives

The Portfolio may use derivatives to "hedge" or protect its assets from an unfavorable shift in securities prices or interest rates, to maintain exposure to the broad equity markets or to enhance return. The Portfolio may also use derivatives to attempt to avoid the risk of an unfavorable shift in currency rates. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency rates.

These derivatives, even when used to manage risk, are themselves subject to risks, and therefore may not serve their intended purpose. If the price of a derivative moves in unexpected ways in relation to the security or index on which the derivative is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, the Portfolio may not be able to terminate or sell derivatives under some market conditions, which could result in substantial losses. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Portfolio.

Rule 144A and other Private Placement Securities. The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional


A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price. Forward contracts are a kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as currency, an interest rate or a security. Options and swap contracts are types of derivatives.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

A swap contract involves an agreement where one party exchanges payments equal to a floating interest rate or currency exchange rate on a specified amount and the other party agrees to make payments equal to a fixed rate on the same amount for a specified period.

State Street Research Diversified Portfolio


investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio's net assets would be invested in securities considered to be illiquid by State Street Research.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying security.

Warrants. The Portfolio may invest in warrants. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Zero (or Step) Coupons. The Portfolio may invest in zero coupon securities. A zero coupon security is a debt security that is purchased and traded at a discount to its face value because it pays no interest for some or all of its life. Interest, however, is reported as income to the Portfolio and the Portfolio is required to distribute to shareholders an amount equal to the amount reported. Those distributions may force the Portfolio to liquidate portfolio securities at a disadvantageous time. These securities involve special credit and duration risks, as their value could decline substantially by the time interest is actually paid, which may be at any time from a few days to a number of years.

Asset-backed Securities. The Portfolio may invest in asset-backed securities, which represent interests in pools of debt (including interests in pools of debt other than mortgage notes), such as credit card accounts. The principal risks of asset-backed securities are that payments may be made more slowly, and rates of default may be higher, than expected on the underlying obligations. In addition, because some of these securities are new or complex, unanticipated problems may affect their value or liquidity.

Payment-in-Kind (PIK) Securities. The Portfolio may invest in payment-in-kind securities, such as bonds paying current interest payments in additional bonds instead of cash. Because PIKs do not pay current interest in cash, their values may fluctuate more widely in response to interest rate changes than do the values of ordinary bonds.


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                                    State Street Research Diversified Portfolio



Structured Securities. The Portfolio may invest in structured securities, which are securities issued by an entity holding underlying instruments producing cash flows. The cash flows of the underlying instruments may be apportioned among classes of structured securities to create securities with different investment characteristics. Other types of structured securities may be linked by a formula to the price of an underlying instrument. These types of structured securities are generally more volatile than direct investments in their underlying instruments.

When-issued Securities. The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Exchange Traded Funds. The Portfolio may invest in exchange traded funds ("ETFs"). ETFs, such as iShares and SPDRs, are pools of securities. Since the value of an ETF is based on the value of individual securities it holds, the value of the Portfolio's investments in the ETF will fall if the value of the underlying securities declines. The Portfolio will bear its proportionate share of the ETF's fees and expenses.

Collateralized Mortgage Obligations (CMOs). The Portfolio may invest in CMOs, which are fixed-income securities that are collateralized by a portfolio of mortgages or mortgage securities. The underlying mortgages or mortgage securities of the CMOs purchased by the Portfolio are issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, but the CMOs themselves may not be so issued or guaranteed. Therefore, CMOs are often riskier than other U.S. Government securities. These securities are valued based on expected prepayment rates. The risks associated with prepayment of the obligations makes these securities more volatile in response to changing interest rates than other fixed-income securities.

New Securities. The Portfolio may invest in newly developed types of securities and related instruments that have characteristics similar to other fixed-income investments, are being traded through the institutional trading desks of broker-dealers and asset managers, and have attributes and risk profiles consistent with the Portfolio's objective and strategies.

Portfolio Management

As of December 31, 2002, State Street Research managed approximately $[      ]
billion in assets. State Street Research, an affiliate of Metropolitan Life, is located at One Financial Center, Boston, Massachusetts 02111.

State Street Research's Fixed Income Team is responsible for managing the fixed-income portion and making decisions with


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

State Street Research Diversified Portfolio


regard to duration targets, yield curve positioning and weightings of sectors and types of securities. The equity portion of the Portfolio is managed by Mr. John T. Wilson as the lead portfolio manager and by Mr. Greg Markel as portfolio manager. Mr. Wilson has been responsible for the day-to-day management of the equity portion of the Portfolio since July 1996. He became the lead portfolio manager in May 2003. Mr. Wilson, a managing director, joined State Street Research in 1996. Mr. Markel has assisted with the management of the Portfolio since 1997, and became a portfolio manager of the Portfolio in May 2003. Mr. Markel, a vice president, joined State Street Research in 1997.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.50% for the first $500 million of the Portfolio's average daily net assets, 0.45% for the next $500 million, and 0.40% for amounts over $1 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an
investment advisory fee of     % of the Portfolio's average daily net assets.

                Lehman Brothers Aggregate Bond Index Portfolio

Investment Objective

The investment objective of the Portfolio is to equal the performance of the Lehman Brothers Aggregate Bond Index. Although the Portfolio tries to mirror the performance of the Lehman Brothers Aggregate Bond Index, its performance will not exactly match the Index because the Portfolio incurs operating expenses. The Lehman Brothers Aggregate Bond Index is an unmanaged group of securities, and therefore does not have these expenses.

Principal Investment Strategies

The Lehman Brothers Aggregate Bond Index (the "Index") is comprised of the Lehman Brothers Government/Credit Index, the Lehman Brothers Mortgage-Backed Securities Index, the Lehman Brothers Asset-Backed Securities Index and the Lehman Brothers Commercial Mortgage-Backed Securities Index. The Portfolio may continue to hold debt securities that no longer are included in the Index, if, together with any money market instruments or cash, such holdings are no more than 20% of the Portfolio's net assets. The types of fixed-income securities included in the Index are debt obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, debt obligations issued or guaranteed by U.S. corporations, debt obligations issued or guaranteed by foreign companies, sovereign governments, municipalities, governmental agencies or international agencies, asset-backed securities and mortgage-backed securities. Metropolitan Life Insurance Company ("Metropolitan Life"), subadviser to the Portfolio, will invest in a sampling of the bonds included in the Index. The bonds purchased for the Portfolio are chosen by Metropolitan Life to, as a group, reflect the composite performance of the Index.

Metropolitan Life, under normal circumstances, invests at least 80% of the Portfolio's net assets in debt securities included in the Index. You will receive 60 days' prior notice if this 80% minimum is going to change.

  Principal Index Investing Strategies

In addition to securities of the type contained in the Index, the Portfolio also expects to invest in futures contracts based on the Lehman Brothers Aggregate Bond Index and/or related options to simulate full investment in the Index while retaining liquidity, to facilitate trading, to reduce transaction costs or to seek higher return when these derivatives are priced more attractively than the underlying security. Also, since the Portfolio attempts to keep transaction costs low, the portfolio manager generally will rebalance the Portfolio if it deviates from the Index by a certain percentage, depending on the company, industry, and country, as applicable. Metropolitan Life monitors the tracking performance of the


Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

Lehman Brothers Aggregate Bond Index Portfolio


Portfolio, before Portfolio operating expenses are deducted, through examination of the "correlation coefficient." A perfect correlation would produce a coefficient of 1.00. Metropolitan Life will attempt to maintain a target correlation coefficient of at least .95 for the Portfolio. The portfolio manager also may rebalance the Portfolio due to cash flows into and out of the Portfolio.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

  .  A general decline in fixed-income security markets.

  . Poor performance of fixed-income securities held by the Portfolio, which may be due to interest rate, credit or market risk.

                                 Lehman Brothers Aggregate Bond Index Portfolio



Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based index. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay.

                                     [CHART]


1999   2000   2001  2002
-----  -----  ----  ----
-1.4%  11.4%  7.4%



During the period shown above, the highest quarterly return was     % for the
     quarter of     , and the lowest quarterly return was     % for the
quarter of     . Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                   Past One Year Since Inception
                                                   ------------- ---------------
Class A...........................................          %              %
Class B*..........................................          %              %
Class E*..........................................          %              %
Lehman Brothers Aggregate Bond Index..............          %              %

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Shareholder Fees (fees paid directly from your investment)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)........................  None    None    None

Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever is
  lower)...............................................  None    None    None

Lehman Brothers Aggregate Bond Index Portfolio



Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................  0.25%   0.25%   0.25%
Distribution and Service (12b-1) Fees..................  0.00%   0.25%   0.15%
Other Expenses.........................................      %       %       %
                                                         -----   -----   -----
Total Annual Portfolio Operating Expenses..............      %       %       %

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................    $          $          $          $
Class B............................    $          $          $          $
Class E............................    $          $          $          $

                                 Lehman Brothers Aggregate Bond Index Portfolio


More About Investment Strategies and Risks

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Zero (or Step) Coupons. The Portfolio may invest in zero coupon securities. A zero coupon security is a debt security that is purchased and traded at a discount to its face value because it pays no interest for some or all of its life. Interest, however, is reported as income to the Portfolio and the Portfolio is required to distribute to shareholders an amount equal to the amount reported. Those distributions may force the Portfolio to liquidate portfolio securities at a disadvantageous time. These securities involve special credit and duration risks, as their value could decline substantially by the time interest is actually paid, which may be at any time from a few days to a number of years.


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Lehman Brothers Aggregate Bond Index Portfolio



  Futures Contracts

The Portfolio may purchase futures contracts (or options on futures contracts) to maintain exposure to the index. If the price of a futures contract changes more than the price of the index, the Portfolio could make or lose more money than if it had invested directly in the underlying securities. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

Portfolio Management

Metropolitan Life is a wholly-owned subsidiary of MetLife, Inc., a publicly-owned Delaware corporation. In addition, Metropolitan Life is the Fund's principal underwriter and distributor. Metropolitan Life also manages its own investment assets and those of certain affiliated companies and other entities. Metropolitan Life is a life insurance company which sells insurance policies and annuity contracts. As of December 31, 2002, MetLife had $ billion in assets under management. Metropolitan Life is located at 1 Madison Avenue, New York, New York 10010.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.25% of the Portfolio's average daily net assets. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.


A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security. Options are another type of derivative.

An option is the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

            Salomon Brothers Strategic Bond Opportunities Portfolio

Investment Objective

The investment objective of the Portfolio is a high level of total return consistent with preservation of capital.

Principal Investment Strategies

Salomon Brothers Asset Management Inc ("SBAM"), subadviser to the Portfolio, invests, under normal circumstances, at least 80% of the Portfolio's assets in three classes of bonds and other fixed-income securities: (1) U.S. investment grade securities (including U.S. Government obligations), (2) U.S. and foreign high yield debt, and (3) foreign government securities. You will receive 60 days' prior notice if this 80% minimum is going to change.

  Investment Selection

SBAM determines how to invest the Portfolio's assets in several steps:

SBAM has an investment committee consisting of senior portfolio managers that analyzes current interest rate trends and their impact on potential economic scenarios. This committee meets every month to revise its estimate of interest rate and general market trends. Based on this analysis, the Portfolio's managers allocate assets among the various classes of securities in which the Portfolio invests. Once this allocation is set, SBAM focuses on specific investment opportunities within those areas.

SBAM considers many factors when selecting individual fixed-income securities, including the interest rate of the security, the interval at which the interest rate adjusts, the date of maturity of the security and the creditworthiness of the issuer. SBAM also considers the Portfolio's likely need for liquidity, which can be influenced by redemptions (and opportunities for purchases of other securities), and the duration of the Portfolio, which will generally be approximately 4.5 years.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in U.S. or foreign fixed-income security markets.

   . Poor performance of the classes of fixed-income securities held by the Portfolio.



Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as ''investment grade."

Fixed-income securities that are below investment grade quality are referred to as high yield debt (commonly known as "junk bonds"). High yield debt is typically riskier than investment grade securities.

Duration is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Portfolio's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by about 5%.

Salomon Brothers Strategic Bond Opportunities Portfolio


   . Poor performance of individual fixed-income securities held by the Portfolio, which may be due to interest rate risk or credit risk.

   . The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.-

                        Salomon Brothers Strategic Bond Opportunities Portfolio



Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay.

                                    [CHART]


1995   1996   1997   1998  1999  2000  2001  2002
-----  -----  -----  ----  ----  ----  ----  ----
19.4%  14.4%  11.1%  2.0%  1.4%  7.0%  6.6%

During the period shown above, the highest quarterly return was     % for the
     quarter of     , and the lowest quarterly return was     % for the
quarter of     . Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                                     Life of the Portfolio
                                      Past One Year Past Five Years   (October 31, 1994)
                                      ------------- --------------- -----------------------
Class A..............................          %               %                 %
Class B*.............................        N/A             N/A               N/A
Class E**............................          %               %                 %
Lehman Brothers Aggregate Bond
  Index..............................          %               %                 %
Lipper Variable Products General Bond                               Data only available for
  Fund Average.......................          %               %    full one-year periods

--------
* No Class B shares of this Portfolio were outstanding as of December 31, 2002. ** Performance information shown is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.

Salomon Brothers Strategic Bond Opportunities Portfolio



Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Shareholder Fees (fees paid directly from your investment)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)........................  None    None    None
Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever is
  lower)...............................................  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................  0.65%   0.65%   0.65%
Distribution and Service (12b-1) Fees..................  0.00%   0.25%   0.15%
Other Expenses.........................................      %       %       %
                                                         -----   -----   -----
Total Annual Portfolio Operating Expenses..............      %       %       %

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................    $          $          $          $
Class B............................    $          $          $          $
Class E............................    $          $          $          $

                        Salomon Brothers Strategic Bond Opportunities Portfolio



More About Investment Strategies and Risks

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Mortgage Dollar Roll Transactions. The Portfolio may also enter into mortgage dollar roll transactions to earn additional income. In these transactions, the Portfolio sells a U.S. mortgage-backed security and agrees to repurchase another U.S. mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The Portfolio earns interest on the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon the subadviser's ability to forecast mortgage prepayment patterns on different mortgage pools.

  Foreign Securities

In addition to the risks associated with fixed-income securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.
Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Salomon Brothers Strategic Bond Opportunities Portfolio


country. SBAM may use certain techniques, such as forward contracts or futures contracts, to manage these risks. However, SBAM cannot assure that these techniques will be effective.

Emerging Markets. The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

  Forward Contracts and Futures Contracts

The Portfolio may attempt to avoid the risk of an unfavorable shift in currency or interest rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency or interest rates. The Portfolio may also purchase futures contracts (or options on futures contracts) to maintain exposure to the broad fixed-income markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.

  High Yield Debt

High yield debt has a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development, distribution or competition in their markets or a high degree of leverage. High yield debt has higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield debt may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

  High Yield, High Risk Foreign Securities

SBAM may invest up to 100% of the Portfolio's total assets in high yield, high risk foreign securities. High yield, high risk foreign securities are typically issued by issuers in emerging market countries, and will therefore be subject to emerging market risks in addition to risks of foreign securities described above. Other risks may include high interest rates and under collateralization.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.



Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

                        Salomon Brothers Strategic Bond Opportunities Portfolio


Portfolio Management

As of December 31, 2002, SBAM managed approximately $[    ] billion in assets.
SBAM is located at 399 Park Avenue, New York, New York 10022.

SBAM may delegate to its affiliate, Salomon Brothers Asset Management Limited ("SBAM Ltd."), any of its responsibilities with respect to transactions of Portfolio in foreign currencies and debt securities denominated in foreign currencies. SBAM Ltd. is located at Victoria Plaza, 111 Buckingham Palace Road, London SW1W OSB, England.

Roger Lavan is primarily responsible for the day-to-day management of the investment grade portion of the Portfolio. Mr. Lavan joined SBAM as Director and Portfolio Manager in 1990.

Peter Wilby is primarily responsible for the day-to-day management of the high yield and foreign sovereign securities portion of the Portfolio. Mr. Wilby joined SBAM in 1989 and is a Managing Director of SBAM.

David Scott is primarily responsible for the day-to-day management of currency transactions and certain non-dollar denominated debt securities investments of the Portfolio. Mr. Scott joined SBAM in 1994 and is a Managing Director of SBAM.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.65% of the Portfolio's average daily net assets. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.

                  Salomon Brothers U.S. Government Portfolio

Investment Objective

The investment objective of the Portfolio is a high level of current income consistent with preservation of capital and maintenance of liquidity.

Principal Investment Strategies

Salomon Brothers Asset Management Inc ("SBAM"), subadviser to the Portfolio, generally invests at least 80% of the assets of the Portfolio in fixed-income securities issued or guaranteed by the U.S. Government or its agencies, authorities or instrumentalities ("U.S. Government Securities"), including repurchase agreements collateralized by U.S. Government Securities, and collateralized mortgage obligations ("CMOs") that relate to U.S. Government Securities. You will receive 60 days' prior notice if this 80% minimum is going to change. The Portfolio may also invest up to 20% of its total assets in investment grade fixed-income securities that are not U.S. Government Securities.

  Investment Selection

SBAM determines how to invest assets of the Portfolio in several steps.

SBAM has an investment committee consisting of senior portfolio managers that analyzes current interest rate trends and their impact on potential economic scenarios. This committee meets every month to revise its estimate of interest rate and general economic trends. Based on this analysis, portfolio managers of the Portfolio allocate assets among various classes of securities, including U.S. Treasury securities and securities of agencies or instrumentalities of the U.S. Government, mortgage-backed assets and investment grade fixed-income securities. The mortgage-backed assets in which the Portfolio invests include GNMA and FNMA mortgage-backed securities as well as privately issued mortgage-backed securities, including CMOs.

SBAM considers many factors when selecting individual fixed-income securities, including the interest rate of the security, the interval at which that interest rate adjusts, the date of maturity of the security and the creditworthiness of the issuer. SBAM also considers the Portfolio's likely need for liquidity, which can be influenced by redemptions and opportunities for purchases of other securities, and the duration of the Portfolio, which SBAM will normally maintain between 2.5 and 5 years.



Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as "investment grade."

Duration is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Portfolio's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by about 5%.

                                     Salomon Brothers U.S. Government Portfolio


Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in fixed-income security markets.

   . Poor performance of the types of fixed-income securities in which the Portfolio invests relative to other fixed-income securities.

   . Poor performance of individual fixed-income securities held by the Portfolio, which may be due to interest rate risk or credit risk.

Salomon Brothers U.S. Government Portfolio


Investment Performance Record

The bar chart below shows the annual total return for the Class A shares of the Portfolio for each full calendar year since the Portfolio began operations. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of the returns of the Portfolio. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay.
                                    [CHART]


1995   1996  1997  1998  1999  2000   2001  2002
-----  ----  ----  ----  ----  -----  ----  ----
15.0%  3.3%  8.6%  7.5%  0.2%  10.5%  6.7%

During the period shown above, the highest quarterly return was     % for the
     quarter of     , and the lowest quarterly return was     % for the
quarter of     . Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                                                         Life of the Portfolio
                          Past One Year Past Five Years   (October 31, 1994)
                          ------------- --------------- -----------------------
Class A..................         %              %                            %
Class B*.................       N/A            N/A                          N/A
Class E**................         %              %                            %
Lehman Brothers
  Intermediate
  Government Bond Index..         %              %                            %
Lipper Variable Products
  U.S. Mortgage and GNMA                                Data only available for
  Fund Average***........         %              %      full one-year periods

--------
* No Class B shares of this Portfolio were outstanding as of December 31, 2002.
** Performance information shown is the performance of the Class A shares adjusted to reflect the 0.15% 12b-1 fee of the Class E shares.
*** Includes all funds in the Lipper Variable Products U.S. Mortgage Fund
    Average and the Lipper Variable Products GNMA Fund Average.-

                                     Salomon Brothers U.S. Government Portfolio


Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Shareholder Fees (fees paid directly from your investment)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)...................  None    None    None
Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever
  is lower).......................................  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                              Class A Class B Class E
                                              ------- ------- -------
Management Fees..............................  0.55%   0.55%   0.55%
Distribution and Service (12b-1) Fees........  0.00%   0.25%   0.15%
Other Expenses...............................      %       %       %
                                               -----   -----   -----
Total Annual Portfolio Operating Expenses....      %       %       %

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................    $          $          $          $
Class B............................    $          $          $          $
Class E............................    $          $          $          $

Salomon Brothers U.S. Government Portfolio


More About Investment Strategies and Risks

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Collateralized Mortgage Obligations (CMOs). One type of security in which the Portfolio can invest is a CMO. CMOs are fixed-income securities that are collateralized by a portfolio of mortgages or mortgage securities. The underlying mortgages or mortgage securities of the CMOs purchased by the Portfolio are issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, but the CMOs themselves may not be so issued or guaranteed. Therefore, CMOs are often riskier than other U.S. Government Securities.

Mortgage Dollar Roll Transactions. The Portfolio may also enter into mortgage dollar roll transactions to earn additional income. In these transactions, the Portfolio sells a U.S. mortgage-backed security and agrees to repurchase another U.S. mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The Portfolio earns interest on the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon the subadviser's ability to forecast mortgage prepayment patterns on different mortgage pools.

  Forward Contracts and Futures Contracts

The Portfolio may attempt to avoid the risk of an unfavorable shift in interest rates by entering into forward contracts or buying or selling futures contracts or options on futures contracts. In so doing, the Portfolio will also give up the opportunity for gain from a favorable shift in currency or interest rates. The Portfolio may also purchase futures contracts (or options on futures contracts) to maintain exposure to the broad fixed-income markets.

If the price of a futures contract changes more than the price of the security or index on which the contract is based, the Portfolio could make or lose more money than if it had invested directly in the underlying security. This added volatility increases the risk of these investments. In addition, investors may be unwilling to buy or sell futures contracts under some market conditions. If this happens, the Portfolio might not be able to close out futures transactions without incurring substantial losses.


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is called a premium.

A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some security, securities index or currency on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

A derivative is a security, the value of which is based on (derived from) the movement of an underlying instrument. This instrument could be the price of another security or other asset or an interest rate, among other things.

                                     Salomon Brothers U.S. Government Portfolio

Portfolio Management

As of December 31, 2002, SBAM managed approximately $     billion in assets.
SBAM is located at 399 Park Avenue, New York, New York 10022.

Roger Lavan has been primarily responsible for the day-to-day management of the Portfolio since its inception. Mr. Lavan joined SBAM as Director and Portfolio Manager in 1990.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.55% of the Portfolio's average daily net assets. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an investment advisory fee at the same rate.

                  State Street Research Bond Income Portfolio

Investment Objective

The investment objective of the Portfolio is a competitive total return primarily from investing in fixed-income securities.

Principal Investment Strategies

State Street Research & Management Company ("State Street Research"), subadviser to the Portfolio, invests, under normal circumstances, at least 80% of the Portfolio's assets in fixed-income securities. You will receive 60 days' prior notice if this 80% minimum is going to change. The Portfolio may invest in investment grade fixed-income securities, obligations of the U.S. Treasury or any U.S. government agency, mortgage-backed and asset-backed securities, corporate debt securities of U.S. and foreign issuers, and cash equivalents. The Portfolio may also invest in securities through Rule 144A and other private placement transactions.

In addition, the Portfolio may invest up to 20% of its total assets in high yield securities. It may also invest up to 20% of its total assets in foreign securities (defined as securities not denominated in the U.S. dollar) and up to 10% of its total assets in securities of issuers located in developing or emerging market countries. The 10% limit on emerging market securities will not be counted toward the limits on foreign or high yield securities. No combination of investments in high yield securities, foreign securities or emerging market securities will exceed 30% of the Portfolio's total assets.

In addition to bonds, the Portfolio's high yield securities may include convertible bonds, convertible preferred stocks, and warrants and other securities attached to bonds or other fixed-income securities.

The Portfolio may use futures contracts, options, swaps and other derivatives to attempt to reduce the interest rate or currency risk of the Portfolio or to adjust the Portfolio's duration.


Investment grade: Moody's and Standard & Poor's are rating agencies that assign a "credit rating" to fixed-income securities and issuers based on the agency's evaluation of the risk that the issuer will default on its obligations. Securities or issuers that earn one of the top four ratings from Moody's or Standard & Poor's (or any other nationally recognized rating agency) are considered "investment grade." In this Prospectus, unrated securities that, in the subadviser's judgment, are of similar quality to other securities rated investment grade are also referred to as ''investment grade."

Fixed-income securities that are below investment grade quality are referred to as high yield securities (commonly known as "junk bonds"). High yield securities are typically riskier than investment grade securities.

Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

A futures contract is an obligation to buy or sell an asset on a specified future date, or to pay or receive money based on the value of some securities index, currency or interest rate on a specified future date. Typically, futures contracts are traded on an exchange (rather than entered into between two parties). Futures contracts are one kind of derivative.

                                    State Street Research Bond Income Portfolio


The Portfolio may also invest in payment-in-kind securities, structured securities, when-issued securities, and zero coupon bonds.

  Investment Selection

State Street Research establishes duration targets based on economic and monetary factors affecting interest rates and bond market returns. State Street Research also allocates the Portfolio's investments among bond market sectors (such as U.S. Treasury securities, U.S. government agency securities, mortgage-backed or asset-backed securities, and corporate debt securities) based upon its evaluation of the relative price and yield attractiveness of the various sectors. State Street Research also decides how the Portfolio's portfolio should be positioned along the yield curve by selecting securities in certain maturity ranges based upon the relative price and yield attractiveness of those maturities. When selecting particular fixed-income securities that will satisfy the desired duration, yield curve positioning and sector weighting for the overall portfolio, State Street Research relies primarily on its own research regarding the credit quality, yield characteristics and interest rate sensitivity of individual securities.

Although the Portfolio does not generally seek to eliminate all foreign currency risk, it may at times use foreign currencies, forward currency contracts and currency-related derivative instruments, including cross-hedging techniques, to hedge some or all of its foreign currency exposure.

State Street Research monitors and adjusts the Portfolio's investments to try to maintain a duration generally within 1 1/2 years of the Lehman Brothers Aggregate Bond Index. As of December 31, 2002, the duration of this index was [ ] years.

Principal Investment Risks

Investing in the Portfolio involves risks. The Portfolio may not perform as well as other investments, and it is possible for investors to lose money. Factors that could harm the investment performance of the Portfolio include:

   . A general decline in U.S. or foreign fixed-income security markets.

   . Poor performance of individual fixed-income securities held by the Portfolio, which may be due to interest rate risk or credit risk.

   . The risks associated with investments in foreign securities. Foreign securities may be subject to less regulation and additional regional, national and currency risk. These risks are increased for emerging market securities.


A derivative is a financial instrument whose value is based on (derived from) changes in the value of something else, such as a currency, an interest rate or a security.

Duration is an estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the Portfolio's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by about 5%.

State Street Research Bond Income Portfolio


Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of a relevant broad-based securities market index and to returns of a group of other similar mutual funds underlying variable insurance products. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. On July 1, 2001, State Street Research succeeded Back Bay Advisors, L.P. ("Back Bay Advisors") as subadviser to the Portfolio. The performance information set forth below reflects the management of both Back Bay Advisors and State Street Research.

                                    [CHART]


1993   1994   1995   1996  1997   1998  1999   2000  2001  2002
-----  -----  -----  ----  -----  ----  -----  ----  ----  ----
12.6%  -3.4%  21.2%  4.6%  10.9%  9.0%  -0.5%  8.1%  8.8%

During the period shown above, the highest quarterly return was     % for the
     quarter of     , and the lowest quarterly return was     % for the
quarter of     . Past performance of a Portfolio does not necessarily indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31


                                                 Past One Year Past Five Years Past Ten Years
                                                 ------------- --------------- --------------
Class A.........................................       %              %              %
Class B*........................................       %              %              %
Class E*........................................       %              %              %
Lehman Brothers Aggregate Bond Index............       %              %              %
Lipper Variable Products Intermediate Investment
  Grade Debt Fund Average.......................       %              %              %

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% and 0.15% 12b-1 fees of the Class B and Class E shares, respectively.

                                    State Street Research Bond Income Portfolio


Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Shareholder Fees (fees paid directly from your investment)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)...................  None    None    None
Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever
  is lower).......................................  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                   Class A Class B Class E
                                                   ------- ------- -------
Management Fees...................................      %       %       %
Distribution and Service (12b-1) Fees.............  0.00%   0.25%   0.15%
Other Expenses....................................      %       %       %
                                                    -----   -----   -----
Total Annual Portfolio Operating Expenses.........      %       %       %

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                        One  Three Five   Ten
                                                        Year Years Years Years
                                                        ---- ----- ----- -----
Class A................................................  $     $     $     $
Class B................................................  $     $     $     $
Class E................................................  $     $     $     $

State Street Research Bond Income Portfolio



More About Investment Strategies and Risks

  Fixed-income Securities

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

  High Yield Securities

High yield securities have a higher credit risk and market risk than investment grade fixed-income securities. Issuers could have high credit risk for many reasons, including problems with product development or distribution, reductions in market share or overall sales, competition in their markets or a high degree of leverage. High yield securities have higher market risk for a variety of reasons, including greater sensitivity to interest rate changes and economic downturns, and the difficulty some issuers may have when trying to obtain additional financing. Also, high yield securities may be difficult to value, and if other investors believe that a certain issuer's securities are overvalued, the holder may be unable to sell those securities for what it believes is an adequate price.

  Foreign Securities

In addition to the risks associated with fixed-income securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Emerging Markets. The Portfolio may invest in emerging markets, which are generally located in the Asia-Pacific Region, Eastern Europe, Latin and South America and Africa. In addition to the risks of foreign securities described above (which are potentially greater for emerging markets securities than for other foreign

Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

Leverage in this context is a measure of how much a company has borrowed in relation to its shareholders' equity.

                                    State Street Research Bond Income Portfolio

securities), emerging markets securities may be subject to other risks, including increased risks of reduced liquidity, high inflation rates, political uncertainty, high administrative and regulatory costs, repatriation of income and less advantageous investment terms relative to foreign nationals.

Currency Risk. As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. These changes may occur in response to events unrelated to the value of the security in the issuer's home country. State Street Research may use certain techniques, such as forward contracts or futures contracts, to manage these risks. Although State Street Research does not generally seek to eliminate all foreign currency risk, it may at times use foreign currencies, forward currency contracts and currency-related derivative instruments, including cross-hedging techniques, to hedge some or all of the Portfolio's foreign currency exposure. However, State Street Research cannot assure that these techniques will be effective.

  Other Risks

Rule 144A and other Private Placement Securities. The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 15% of the Portfolio's net assets would be invested in securities considered to be illiquid by State Street Research.

Payment-in-Kind (PIK) Securities. The Portfolio may invest in payment-in-kind securities, such as bonds paying current interest payments in additional bonds instead of cash. Because PIKs do not pay current interest in cash, their values may fluctuate more widely in response to interest rate changes than do the values of ordinary bonds.

Structured Securities. The Portfolio may invest in structured securities, which are securities issued by an entity holding underlying instruments producing cash flows. The cash flows of the underlying instruments may be apportioned among classes of structured securities to create securities with different investment characteristics. Other types of structured securities may be linked by a formula to the price of an underlying instrument. These types of structured securities are generally more volatile than direct investments in their underlying instruments.

When-issued Securities. The Portfolio may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.


A forward contract is an agreement to buy or sell securities or currencies on a specified future date at a specific price.

State Street Research Bond Income Portfolio


Zero (or Step) Coupons. The Portfolio may invest in zero coupon securities. A zero coupon security is a debt security that is purchased and traded at a discount to its face value because it pays no interest for some or all of its life. Interest, however, is reported as income to the Portfolio and the Portfolio is required to distribute to shareholders an amount equal to the amount reported. Those distributions may force the Portfolio to liquidate portfolio securities at a disadvantageous time. These securities involve special credit and duration risks, as their value could decline substantially by the time interest is actually paid, which may be at any time from a few days to a number of years.

Warrants. The Portfolio may invest in warrants and other equity securities attached to high yield bonds and other fixed-income securities. Warrants are rights to purchase common stocks at specific prices valid for a specific period of time. A warrant's price will normally fluctuate in the same direction as the prices of its underlying securities, but may have substantially more volatility. Warrant holders receive no dividends and have no voting rights with respect to the underlying security.

Asset-backed Securities. The Portfolio may invest in asset-backed securities, which represent interests in pools of debt (including interests in pools of debt other than mortgage notes), such as credit card accounts. The principal risks of asset-backed securities are that payments may be made more slowly, and rates of default may be higher, than expected on the underlying obligations. In addition, because some of these securities are new or complex, unanticipated problems may affect their value or liquidity.

Convertible Securities. The Portfolio may invest in convertible securities, which are fixed-income securities that may later convert to an underlying equity security. Prior to conversion, convertible securities have the same general characteristics as other fixed-income securities, and the price of a convertible security will normally fluctuate in response to interest rates and other factors bearing on the price of fixed-income securities when the price of the underlying equity security is less than the conversion price ("out of the money"). When the price of the underlying equity security is greater than the conversion price ("in the money"), the value of the convertible security will normally tend to fluctuate to a greater extent in conjunction with the price of the underlying equity security.

New Securities. The Portfolio may invest in newly developed types of securities and related instruments that have characteristics similar to other fixed-income investments, are being traded through the institutional trading desks of broker-dealers and asset managers, and have attributes and risk profiles consistent with the Portfolio's objective and strategies.

                                    State Street Research Bond Income Portfolio



Portfolio Management

As of December 31, 2002, State Street Research managed approximately $ billion in assets. State Street Research, an affiliate of MetLife, is located at One Financial Center, Boston, Massachusetts 02111.

State Street Research's Fixed Income Team is responsible for managing the Portfolio and for making decisions with regard to duration targets, to yield curve positioning, and to weightings of sectors and types of securities.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.40% for the first $1 billion of the Portfolio's average daily net assets, 0.35% for the next $1 billion, 0.30% for the next $1 billion and 0.25% for amounts over $3 billion. For the year ended December 31, 2002, the
Portfolio paid MetLife Advisers an investment advisory fee of     % of the
Portfolio's average daily net assets.

                 State Street Research Money Market Portfolio

Investment Objective

The investment objective of the Portfolio is a high level of current income consistent with preservation of capital.

Principal Investment Strategies

State Street Research & Management Company ("State Street Research"), subadviser to the Portfolio, invests the Portfolio's assets in a managed portfolio of money market instruments. The Portfolio may invest in the highest quality, short-term money market instruments or in U.S. government securities. The Portfolio may invest in commercial paper and asset-backed securities, including those issued in Rule 144A and other private placement transactions. The Portfolio also may invest in U.S. dollar-denominated securities issued by foreign companies or banks or their U.S. affiliates. The Portfolio may invest all of its assets in any one type of security.

  Investment Selection

The Portfolio invests in short-term U.S. Government securities and corporate and asset-backed securities rated in the highest rating category by any two of Standard & Poor's, Moody's, or any other nationally recognized rating services (or by one rating service if only one such rating service has rated the security). U.S. Government securities include securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities. The Portfolio may also invest in unrated securities, if they are determined by State Street Research to be of comparable quality. Such securities include short-term corporate debt securities such as commercial paper, asset-backed securities, bank certificates of deposit, banker's acceptances and master demand notes.

The dollar-weighted average portfolio maturity of the Portfolio may not exceed 90 days.

Principal Investment Risks

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $100.00 per share, it is possible to lose money by investing in the Portfolio.

Factors that could harm the investment performance of the Portfolio include:

   . A general decline in U.S. or foreign fixed-income security markets.


A money market fund is a type of mutual fund that invests only in certain types of high quality securities with short maturities. These securities are sometimes referred to as money market instruments.

Commercial paper is a kind of money market instrument issued to raise money for short-term purposes. Commercial paper may be issued by corporations to raise cash for their short-term, day-to-day, operational needs. Asset-backed commercial paper may be issued by intermediate trusts or similar entities that form pools of credit-card receivables or other assets used to back the commercial paper. Corporate or asset-backed commercial paper and other asset-backed securities are traded primarily among institutions.

Asset-backed securities are bonds and notes backed by certain assets, such as anticipated car loan or credit card payments.

                                   State Street Research Money Market Portfolio



   . Poor performance of individual money market instruments held by the Portfolio, which may be due to interest rate risk or credit risk.

   . The risks associated with investments in foreign securities, which may be subject to less regulation and additional regional, national and currency risk.

State Street Research Money Market Portfolio



Investment Performance Record

The bar chart below shows the annual total returns for the Class A shares of the Portfolio for the last ten full calendar years. The table following the bar chart compares the average annual total returns of the Portfolio to the returns of the 91-Day Treasury Bill Rate. This information helps illustrate the volatility of the Portfolio's returns. These returns do not reflect additional fees charged by Separate Accounts, variable insurance contracts or Qualified Plans that an investor in the Portfolio may pay. On July 1, 2001, State Street Research succeeded Back Bay Advisors, L.P. ("Back Bay Advisors") as subadviser to the Portfolio. The performance information set forth below reflects the management of both Back Bay Advisors and State Street Research.

                                    [CHART]


1993  1994  1995  1996  1997  1998  1999  2000  2001  2002
----  ----  ----  ----  ----  ----  ----  ----  ----  ----
3.0%  4.0%  5.6%  5.1%  5.3%  5.3%  5.0%  6.2%  4.0%

During the period shown above, the highest quarterly return was     % for the
    quarter of     , and the lowest quarterly return was     % for the
    quarter of     . Past performance of a Portfolio does not necessarily
indicate how that Portfolio will perform in the future.

Average Annual Total Returns for Periods Ending December 31

                               Past One Year Past Five Years Past Ten Years
                               ------------- --------------- --------------
Class A.......................         %              %              %
Class B*......................         %              %              %
Class E**.....................       N/A            N/A            N/A
91-Day Treasury Bill Rate.....         %              %              %

--------
* Performance information shown is the performance of the Class A shares adjusted to reflect the 0.25% 12b-1 fee of the Class B shares.
** No Class E shares of this Portfolio were outstanding as of December 31, 2002.

                                   State Street Research Money Market Portfolio


Fees and Expenses

This table describes the fees and expenses that you will pay if you invest in the Portfolio. This table does not reflect the variable insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Shareholder Fees (fees paid directly from your investment)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Maximum Sales Charge Imposed on Purchases (as a
  percentage of offering price)........................  None    None    None
Maximum Deferred Sales Charge (as a percentage of
  purchase price or redemption price, whichever is
  lower)...............................................  None    None    None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                        Class A Class B Class E
                                                        ------- ------- -------
Management Fees........................................      %       %       %
Distribution and Service (12b-1) Fees..................  0.00%   0.25%   0.15%
Other Expenses.........................................      %       %       %
                                                         -----   -----   -----
Total Annual Portfolio Operating Expenses..............      %       %       %

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect any insurance product fees or any additional expenses that participants in a Qualified Plan may bear relating to the operations of their plan.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    One Year Three Years Five Years Ten Years
                                    -------- ----------- ---------- ---------
Class A............................    $          $          $          $
Class B............................    $          $          $          $
Class E............................    $          $          $          $

State Street Research Money Market Portfolio


More About Investment Strategies and Risks

  Fixed-income Securities

Because of the short maturity and high credit quality of money market instruments, the risks associated with these instruments is generally lower than the risks associated with other fixed-income securities.

Fixed-income securities involve both credit risk and market risk, which includes interest rate risk. Some fixed-income securities also involve the risk that an issuer will repay the principal or repurchase the security before it matures. If this happens, the holder will no longer receive any interest on that security. The holder could buy another security, but that other security might pay a lower interest rate. Also, if the holder paid a premium when it bought the security, the holder may receive less from the issuer than it paid for the security.

Rule 144A and other Private Placement Securities. The Portfolio may purchase Rule 144A and other private placement securities. Since trading in these securities is limited primarily to institutional investors, such securities may be illiquid, that is, difficult to sell at a desired time and price, due to a limited market. The Portfolio may not, however, purchase any security if, as a result, more than 10% of the Portfolio's net assets would be invested in securities considered to be illiquid by State Street Research.

  Foreign Securities

In addition to the risks associated with fixed-income securities generally, foreign securities present additional risks.

Regulation and Access to Information. Changes in foreign countries' laws may harm the performance and liquidity of the Portfolio's investments in those countries. Additionally, many countries have less stringent financial reporting requirements than the United States, so it may be difficult to obtain information to evaluate the business potential of foreign issuers.

Regional and National Risk. News and events unique to particular regions and foreign countries may affect non-U.S. markets and issuers. These same events may not affect the U.S. economy or similar issuers located in the United States in the same manner. As a result, movements in the prices of foreign securities may not correlate with the prices of U.S. securities.

Asset-backed Securities. The Portfolio may invest in asset-backed securities, which represent interests in pools of debt (including interests in pools of debt other than mortgage notes), such as credit card accounts. The principal risks of asset-backed securities are that payments may be made more slowly, and rates of default may be higher, than expected on the underlying obligations. In addition, because some of these securities are new or complex, unanticipated problems may affect their value or liquidity.


Credit risk is the risk that the security's issuer will not pay the interest, dividends or principal that it has promised to pay.

Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors.

Interest rate risk reflects the fact that the values of fixed-income securities tend to fall as interest rates rise. When interest rates go down, interest earned on fixed-income securities will tend to decline.

Some securities pay a higher interest rate than the current market rate. An investor may have to pay more than the security's principal to compensate the seller for the value of the higher interest rate. This additional payment is a premium.

                                   State Street Research Money Market Portfolio

Portfolio Management

As of December 31, 2002, State Street Research managed approximately $[    ]
billion in assets. State Street Research, an affiliate of Metropolitan Life, is located at One Financial Center, Boston, Massachusetts 02111.

The Portfolio pays MetLife Advisers an investment advisory fee at the annual rate of 0.35% for the first $1 billion of the Portfolio's average daily net assets, 0.30% for the next $1 billion, and 0.25% for amounts over $2 billion. For the year ended December 31, 2002, the Portfolio paid MetLife Advisers an
investment advisory fee of     % of the Portfolio's average daily net assets.

                 Section III--Other Information about the Fund

Investment Advisory Services

MetLife Advisers serves as the investment adviser of the Fund. MetLife Advisers is located at 501 Boylston Street, Boston, Massachusetts 02116. Each Portfolio except Zenith Equity Portfolio pays MetLife Advisers an investment advisory fee. For each Portfolio other than Zenith Equity Portfolio, MetLife Advisers has contracted with subadvisers to make the day-to-day investment decisions for each Portfolio and MetLife Advisers pays each subadviser's fees. MetLife Advisers is responsible for overseeing the subadvisers and for hiring and replacing subadvisers, subject to approval by the Board of Directors of the Fund. MetLife Advisers also provides a full range of administrative and accounting services to the Fund. An indirect wholly-owned subsidiary of Metropolitan Life owns all of the voting securities of MetLife Advisers.

Adviser/Subadviser Relationship

The Fund has received an exemptive order from the Securities and Exchange Commission that permits MetLife Advisers to enter into new subadvisory agreements with either a current or a new subadviser that is not an affiliate of the Fund or MetLife Advisers, without obtaining shareholder approval. The Fund's Board of Directors must approve any new subadvisory agreements under this order, and the Fund must comply with certain other conditions.

The exemptive order also permits the Fund to continue to employ an existing subadviser, or to amend an existing subadvisory agreement, without shareholder approval after events that would otherwise require a shareholder vote. Any new or amended subadvisory agreement must be approved by the Board of Directors. The Fund will notify shareholders of any subadviser changes as required by the order.

Some of the Portfolios have names and investment objectives that are very similar to certain publicly available mutual funds that are managed by the same subadvisers. These Portfolios are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different cash flows into and out of the Portfolios, different fees and different sizes.

Purchase and Redemption of Shares

Shares are sold and redeemed at a price equal to their net asset value without any sales charge. The Fund has adopted distribution and services plans under Rule 12b-1 of the Investment Company Act of 1940 for the Fund's Class B shares and Class E shares. Under the distribution and services plans, the Class B shares and Class E shares of the Fund each pay fees to compensate certain other parties for providing personal customer and account maintenance services related to the beneficial owners of the Class B and Class E shares of a Portfolio. These other parties may include the Insurance Companies (and their affiliates) and other broker-dealers and financial intermediaries. The distribution and services plans also authorize the Fund to reimburse the Fund's distributor for sales commissions and other distribution costs allocable to the Portfolios. The fee under the distribution and services plans for each applicable class of a Portfolio's shares is calculated as a percentage of that Portfolio's average daily net assets that are attributable to that class. Currently, the fee is .25% per year for the Class B shares and .15% per year for the Class E shares. These fees will increase the cost of investing over time.

The Portfolios are not designed for market timers, or large or frequent transfers. The Fund may restrict or refuse purchases or exchanges by market timers. A beneficial owner of shares will be considered a market timer by the Fund if the beneficial owner has (a) requested an exchange out of a Portfolio within two weeks of an earlier exchange request for the same Portfolio, or (b) exchanged shares out of a Portfolio more than twice in a calendar quarter, or (c) exchanged shares equal to at least $5 million, or more than 1% of a Portfolio's assets, or (d) otherwise seem to follow a timing pattern, in each case as determined by, and reported to the Fund by, an Insurance Company or Qualified Plan. Accounts under common ownership or control are combined for these limits. Your Insurance Company may establish different or more stringent limitations designed to deter market timers.

Share Valuation and Pricing

  Net Asset Value

Each Portfolio determines the net asset value of its shares as of the close of regular trading on each day that the NYSE is open. The price at which a purchase or redemption is effected is based on the next calculation of net asset value after the order is placed by the Insurance Company, the Qualified Plan or Zenith Equity Portfolio. Because certain Portfolios hold securities that are traded on foreign exchanges (that trade on weekends or other days when such Portfolios do not price their shares), the value of such Portfolios' securities may change on days when a purchase or redemption of shares cannot be made. The net asset value per share for each Portfolio (other than State Street Research Money Market Portfolio ("Money Market Portfolio")) is calculated by dividing the Portfolio's net assets by its number of outstanding shares.

  Securities Valuation

The entire investment portfolio of the Money Market Portfolio and any fixed-income securities with remaining maturities of 60 days or less held by any other Portfolio are valued at amortized cost. Other portfolio securities of each Portfolio normally are valued at market value. If no current market value quotation is readily available for a portfolio security, the Fund's Board of Directors is responsible for making a good faith determination of fair value, although the Board has delegated responsibility for day-to-day fair value calculations to MetLife Advisers or the subadvisers of the Portfolios.

Dividends and Capital Gain Distributions

  Money Market Portfolio

The Money Market Portfolio declares its net investment income daily and pays these amounts monthly as a dividend. The Money Market Portfolio does not expect to realize any long-term capital gains, but if it does, these gains will be distributed once a year.

  Other Portfolios

Currently, each Portfolio other than the Money Market Portfolio annually pays as dividends substantially all net investment income (including any short-term capital gains). These Portfolios also annually distribute all net realized capital gains, if any, after offsetting any capital loss carryovers. Each Portfolio, other than the Money Market Portfolio, may pay dividends from net investment income more or less often if the Fund's Board of Directors deems it appropriate and if such change would not cause such Portfolio to fail to qualify as a regulated investment company under the Internal Revenue Code.

Federal income tax law requires each Portfolio to distribute prior to calendar year-end virtually all of its ordinary income for such year. Also, each Portfolio must distribute virtually all of its capital gain net income realized but not previously distributed in the one-year period ending October 31 (or December 31, if the Portfolio so elects) of such year. Dividends and distributions of each Portfolio are automatically reinvested in additional shares of that Portfolio.

Taxes

Each Portfolio is a separate entity for federal income tax purposes and intends to qualify as a "regulated investment company" under the Internal Revenue Code. So long as a Portfolio distributes all of its net investment income and net capital gains to its shareholders, the Portfolio itself does not pay any federal income tax. Although each Portfolio intends to operate so that it will have no federal income tax liability on income and gains it distributes to the Separate Accounts or Qualified Plans, if any such liability is incurred, the investment performance of such Portfolio will be adversely affected. In addition, Portfolios investing in foreign securities and currencies may be subject to local withholding and other taxes at the source, including on dividend or interest payments. These taxes could reduce the investment performance of such Portfolio. In addition, a Portfolio's investment in foreign securities or foreign currencies may increase or accelerate such Portfolio's recognition of ordinary income and may affect the timing or amount of the Portfolio's distributions.

Generally, owners of variable annuity and variable life contracts, and Qualified Plans, are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts or Qualified Plans may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 591/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisers for more information on their own tax situation, including possible foreign, state or local taxes.

In order for contract holders to receive the favorable tax treatment that is generally available to holders of variable annuity and variable life contracts, the separate accounts underlying such contracts, as well as the Portfolio in which such accounts invest, must meet certain diversification requirements. Each Portfolio intends to comply with these requirements. If a Portfolio does not meet such requirements, income allocable to the variable annuity and variable life contracts, including accumulated investment earnings, would be taxable currently to the holders of such contracts and income from prior periods with respect to such contracts also could be taxable. For a description of the tax consequences for variable annuity and variable life contract owners, see the prospectus for those contracts.

A Portfolio's investments in certain debt obligations may cause the Portfolio to recognize taxable income in excess of the cash generated by such obligations. Thus, the Portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Index Information

Morgan Stanley sponsors the MSCI EAFE Index, Lehman Brothers sponsors the Lehman Brothers Aggregate Bond Index, Standard & Poor's sponsors the Standard & Poor's 500 Composite Stock Price Index and the Standard & Poor's MidCap 400 Composite Stock Index, and Frank Russell Company sponsors the Russell 2000 Index (together referred to as "index sponsors"). The index sponsors have no responsibility for and do not participate in the management of Portfolio assets or sale of Portfolio shares. Each index and its associated trademarks and service marks are the exclusive property of the respective index sponsors. The Metropolitan Series Fund, Inc. Statement of Additional Information contains a more detailed description of the limited relationship the index sponsors have with Metropolitan Life and the Fund. "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", "S&P MidCap 400", "Standard & Poor's MidCap 400", and "500" are trademarks of Standard & Poor's and references thereto have been made with permission. The Portfolios are not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolios. For more detailed information, see the discussion under "GENERAL INFORMATION--Index Sponsors" in the Statement of Additional Information.

                             Financial Highlights

The financial highlights table is intended to help you understand the financial performance of each class (with shares outstanding as of December 31, 2002) of each Portfolio for the past 5 years (or the life of the Portfolio and class, for those Portfolios and classes that have not been in existence for 5 years). Certain information reflects financial results for a single share of the respective class and Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total return information does not reflect expenses associated with the Separate Accounts, variable contracts or Qualified Plans that an investor in the Fund may pay. Inclusion of these charges would reduce the total return figures for all periods shown. This information has been audited by Deloitte & Touche LLP, whose report for 2002, along with the Fund's financial statements, are included in the annual report, which is available upon request. [Financial Highlights to be updated for 2002.]

                         Alger Equity Growth Portfolio

                                                                Class A                         Class E
                                           ------------------------------------------------  --------------
                                                                                             May 1, 2001(a)
                                                        Year Ended December 31,                 through
                                           ------------------------------------------------   December 31,
                                             2001      2000      1999      1998      1997         2001
                                           --------  --------  --------  --------  --------  --------------
Net Asset Value, Beginning of Period...... $  25.06  $  29.34  $  25.11  $  17.62  $  15.58      $23.50
                                           --------  --------  --------  --------  --------      ------
Income From Investment Operations
Net Investment Income (Loss)..............     0.00      0.03     (0.01)     0.04      0.02        0.00
Net Realized and Unrealized Gain (Loss) on
 Investments..............................    (2.91)    (3.99)     8.34      8.37      3.92       (2.86)
                                           --------  --------  --------  --------  --------      ------
    Total From Investment Operations......    (2.91)    (3.96)     8.33      8.41      3.94       (2.86)
                                           --------  --------  --------  --------  --------      ------
Less Distributions
Distributions From Net Investment
 Income...................................    (0.07)    (0.09)     0.00     (0.04)    (0.02)       0.00
Distributions From Net Realized Capital
 Gains....................................    (1.34)     0.00     (0.01)     0.00      0.00        0.00
Distributions in Excess of Net Realized
 Capital Gains............................     0.00     (0.23)    (4.09)    (0.88)    (1.88)       0.00
                                           --------  --------  --------  --------  --------      ------
    Total Distributions...................    (1.41)    (0.32)    (4.10)    (0.92)    (1.90)       0.00
                                           --------  --------  --------  --------  --------      ------
Net Asset Value, End of Period............ $  20.74  $  25.06  $  29.34  $  25.11  $  17.62      $20.64
                                           ========  ========  ========  ========  ========      ======
Total Return (%)..........................    (12.0)    (13.7)     34.1      47.8      25.6       (12.2)(b)
Ratio of Operating Expenses to Average Net
 Assets (%)...............................     0.84      0.79      0.80      0.83      0.87        0.99 (c)
Ratio of Net Investment Income to Average
 Net Assets (%)...........................     0.00      0.23     (0.03)     0.19      0.12        0.00 (c)
Portfolio Turnover Rate (%)...............       88        88       128       119       137          88
Net Assets, End of Period (000)........... $788,097  $968,357  $841,053  $410,726  $205,318      $4,994

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                    Capital Guardian U.S. Equity Portfolio

                                   [TO COME]

                         Davis Venture Value Portfolio

                                                                Class A                        Class E
                                            -----------------------------------------------  ------------
                                                                                             February 20,
                                                                                               2001(a)
                                                        Year Ended December 31,                through
                                            -----------------------------------------------  December 31,
                                              2001      2000     1999      1998      1997        2001
                                            --------  -------- --------  --------  --------  ------------
Net Asset Value, Beginning of Period....... $  29.20  $  26.67 $  23.15  $  20.80  $  16.09    $ 25.29
                                            --------  -------- --------  --------  --------    -------
Income From Investment Operations
Net Investment Income......................     0.12      0.16     0.12      0.16      0.18       0.02
Net Realized and Unrealized Gain (Loss) on
 Investments...............................    (3.07)     2.37     3.93      2.84      5.20      (1.96)
                                            --------  -------- --------  --------  --------    -------
    Total From Investment Operations.......    (2.95)     2.53     4.05      3.00      5.38      (1.94)
                                            --------  -------- --------  --------  --------    -------
Less Distributions
Distributions From Net Investment Income...    (0.15)     0.00    (0.12)    (0.16)    (0.14)      0.00
Distributions From Net Realized Capital
 Gains.....................................    (2.71)     0.00    (0.32)    (0.49)    (0.53)      0.00
Distributions in Excess of Net Realized
 Capital Gains.............................     0.00      0.00    (0.09)     0.00      0.00       0.00
                                            --------  -------- --------  --------  --------    -------
    Total Distributions....................    (2.86)     0.00    (0.53)    (0.65)    (0.67)      0.00
                                            --------  -------- --------  --------  --------    -------
Net Asset Value, End of Period............. $  23.39  $  29.20 $  26.67  $  23.15  $  20.80    $ 23.35
                                            ========  ======== ========  ========  ========    =======
Total Return (%)...........................    (11.1)      9.5     17.5      14.4      33.5       (7.7)(b)
Ratio of Operating Expenses to Average Net
 Assets Before Expense Reductions (%)......     0.83      0.79     0.81      0.83      0.90       0.98 (c)
Ratio of Operating Expenses to Average Net
 Assets After Expense Reductions (%) (d)...     0.82      0.79       --        --        --       0.97 (c)
Ratio of Net Investment Income to Average
 Net Assets (%)............................     0.55      0.62     0.55      0.82      0.94       0.47 (c)
Portfolio Turnover Rate (%)................       21        25       22        25        17         21
Net Assets, End of Period (000)............ $878,630  $925,265 $655,599  $440,351  $280,448    $42,132
The Ratios of Operating Expenses to Average
 Net Assets without giving effect to the
 voluntary expense agreement would have
 been (%)..................................       --        --       --        --      0.90         --

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                        FI Structured Equity Portfolio

                                                                        Class A                         Class E
                                                   ------------------------------------------------  --------------

                                                                                                     May 1, 2001(a)
                                                                Year Ended December 31,                 through
                                                   ------------------------------------------------   December 31,
                                                     2001      2000      1999      1998      1997         2001
                                                   --------  --------  --------  --------  --------  --------------
Net Asset Value, Beginning of Period.............. $ 183.39  $ 198.49  $ 208.34  $ 179.98  $ 151.77     $177.17
                                                   --------  --------  --------  --------  --------     -------
Income From Investment Operations
Net Investment Income.............................     1.06      1.16      1.78      1.30      1.37        0.14
Net Realized and Unrealized Gain (Loss) on
 Investments......................................   (26.45)   (11.28)    17.51     42.44     48.76      (21.03)
                                                   --------  --------  --------  --------  --------     -------
    Total From Investment Operations..............   (25.39)   (10.12)    19.29     43.74     50.13      (20.89)
                                                   --------  --------  --------  --------  --------     -------
Less Distributions
Distributions From Net Investment Income..........    (1.49)     0.00     (1.78)    (1.31)    (1.35)       0.00
Distributions From Net Realized Capital Gains.....     0.00     (4.98)   (27.36)   (14.07)   (20.57)       0.00
                                                   --------  --------  --------  --------  --------     -------
    Total Distributions...........................    (1.49)    (4.98)   (29.14)   (15.38)   (21.92)       0.00
                                                   --------  --------  --------  --------  --------     -------
Net Asset Value, End of Period.................... $ 156.51  $ 183.39  $ 198.49  $ 208.34  $ 179.98     $156.28
                                                   ========  ========  ========  ========  ========     =======
Total Return (%)..................................    (13.9)     (5.2)      9.4      24.4      33.5       (11.8)(b)
Ratio of Operating Expenses to Average Net Assets
 Before Expense Reductions (%)....................     0.78      0.73      0.74      0.78      0.82        0.93 (c)
Ratio of Operating Expenses to Average Net Assets
 After Expense Reductions (%) (d).................     0.74      0.70        --        --        --        0.89 (c)
Ratio of Net Investment Income to Average Net
 Assets (%).......................................     0.60      0.61      0.94      0.80      0.91        0.61 (c)
Portfolio Turnover Rate (%).......................      154       138       115       100        93         154
Net Assets, End of Period (000)................... $298,982  $388,127  $417,540  $281,557  $152,738     $ 1,527

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                   Harris Oakmark Large Cap Value Portfolio

                                                                Class A                        Class E
                                            -------------------------------------------     --------------
                                                                        November 9, 1998(a) May 1, 2001(a)
                                              Year Ended December 31,         through          through
                                            --------------------------     December 31,      December 31,
                                              2001      2000     1999          1998              2001
                                            --------  -------  -------  ------------------- --------------
Net Asset Value, Beginning of Period....... $   9.79  $  8.93  $  9.70        $10.00            $11.00
                                            --------  -------  -------        ------            ------
Income From Investment Operations
Net Investment Income......................     0.08     0.13     0.10          0.03              0.00
Net Realized and Unrealized Gain (Loss) on
 Investments...............................     1.72     0.97    (0.78)        (0.30)             0.55
                                            --------  -------  -------        ------            ------
    Total From Investment Operations.......     1.80     1.10    (0.68)        (0.27)             0.55
                                            --------  -------  -------        ------            ------
Less Distributions
Distributions From Net Investment Income...    (0.03)   (0.14)   (0.08)        (0.03)             0.00
Distributions From Net Realized Capital
 Gains.....................................     0.00    (0.10)   (0.01)         0.00              0.00
                                            --------  -------  -------        ------            ------
    Total Distributions....................    (0.03)   (0.24)   (0.09)        (0.03)             0.00
                                            --------  -------  -------        ------            ------
Net Asset Value, End of Period............. $  11.56  $  9.79  $  8.93        $ 9.70            $11.55
                                            ========  =======  =======        ======            ======
Total Return (%)...........................     18.4     12.4     (6.9)         (2.7)(b)          5.0 (b)
Ratio of Operating Expenses to Average Net
 Assets Before Expense Reductions (%)......     0.86     0.94     0.91          0.70 (c)          1.01(c)
Ratio of Operating Expenses to Average Net
 Assets After Expense Reductions (%) (d)...     0.84     0.85       --            -- (c)          0.98(c)
Ratio of Net Investment Income to Average
 Net Assets (%)............................     0.98     1.74     1.63          2.47 (c)          1.28(c)
Portfolio Turnover Rate (%)................       33       82       17            16 (c)            33
Net Assets, End of Period (000)............ $213,758  $53,575  $38,378        $8,658            $  185
The Ratios of Operating Expenses to Average
 Net Assets without giving effect to the
 voluntary expense agreement would
 have been (%).............................       --       --     1.15          1.79 (c)            --

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                            Janus Growth Portfolio

                                                                  Class A        Class B        Class E
                                                               -------------- -------------- --------------
                                                               May 1, 2001(a) May 1, 2001(a) May 1, 2001(a)
                                                                  through        through        through
                                                                December 31,   December 31,   December 31,
                                                                    2001           2001           2001
                                                               -------------- -------------- --------------
Net Asset Value, Beginning of Period..........................    $ 10.00         $10.00         $10.00
                                                                  -------         ------         ------
Income From Investment Operations
Net Investment Loss...........................................       0.00          (0.01)          0.00
Net Realized and Unrealized Gain (Loss) on Investments........      (2.18)         (2.18)         (2.18)
                                                                  -------         ------         ------
   Total From Investment Operations...........................      (2.18)         (2.19)         (2.18)
                                                                  -------         ------         ------
Net Asset Value, End of Period................................    $  7.82         $ 7.81         $ 7.82
                                                                  =======         ======         ======
Total Return (%)..............................................      (21.8)(b)      (21.8)(b)      (21.8)(b)
Ratio of Operating Expenses to Average Net Assets (%).........       0.95 (c)       1.20 (c)       1.10 (c)
Ratio of Net Investment Loss to Average Net Assets (%)........      (0.13)(c)      (0.43)(c)      (0.28)(c)
Portfolio Turnover Rate (%)...................................        218 (c)        218 (c)        218 (c)
Net Assets, End of Period (000)...............................    $10,309         $3,068         $   20
The Ratios of Operating Expenses to Average Net Assets without giving effect to the voluntary expense agreement would have
 been (%).....................................................       2.26 (c)       2.51 (c)       2.41 (c)

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                           Jennison Growth Portfolio

                                   [TO COME]

                         MetLife Stock Index Portfolio

                                                    Class A                                Class B          Class E
                          ----------------------------------------------------------  ------------------ --------------
                                                                                      January 2, 2001(a) May 1, 2001(a)
                                            Year Ended December 31,                        through          through
                          ----------------------------------------------------------     December 31,     December 31,
                             2001        2000        1999        1998        1997            2001             2001
                          ----------  ----------  ----------  ----------  ----------  ------------------ --------------
Net Asset Value,
 Beginning of Period..... $    35.26  $    40.59  $    35.38  $    28.78  $    22.23       $ 33.71           $33.45
                          ----------  ----------  ----------  ----------  ----------       -------           ------
Income from Investment
 Operations
Net investment
 income..................       0.33        0.34        0.37        0.37        0.34          0.17             0.00
Net realized and
 unrealized gain (loss)
 on investments..........      (4.59)      (4.07)       6.89        7.75        6.79         (3.45)           (2.91)
                          ----------  ----------  ----------  ----------  ----------       -------           ------
    Total from
     investment
     operations..........      (4.26)      (3.73)       7.26        8.12        7.13         (3.28)           (2.91)
                          ----------  ----------  ----------  ----------  ----------       -------           ------
Less Distributions
Distributions from net
 investment income.......      (0.09)      (0.35)      (0.36)      (0.36)      (0.34)        (0.09)            0.00
Distributions from net
 realized capital
 gains...................      (0.31)      (1.25)      (1.69)      (1.16)      (0.24)        (0.31)            0.00
                          ----------  ----------  ----------  ----------  ----------       -------           ------
    Total
     distributions.......      (0.40)      (1.60)      (2.05)      (1.52)      (0.58)        (0.40)            0.00
                          ----------  ----------  ----------  ----------  ----------       -------           ------
Net Asset Value, End of
 Period.................. $    30.60  $    35.26  $    40.59  $    35.38  $    28.78       $ 30.03           $30.54
                          ==========  ==========  ==========  ==========  ==========       =======           ======
Total Return (%).........      (12.2)       (9.3)       20.8        28.2        32.2          (9.8)(b)         (8.7)(b)
Ratio of operating
 expenses to average
 net assets (%)..........       0.31        0.28        0.29        0.30        0.33          0.56 (c)         0.46 (c)
Ratio of net investment
 income to average net
 assets (%)..............       1.02        0.88        1.01        1.21        1.47          0.83 (c)         0.93 (c)
Portfolio turnover rate
 (%).....................          5           7           9          15          11             5                5
Net assets, end of period
 (000)................... $3,665,168  $3,999,903  $4,205,202  $3,111,919  $2,020,480       $17,421           $   33

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                         Met/Putnam Voyager Portfolio

                                                                         Class A              Class E
                                                               -----------------------     --------------
                                                                            May 1, 2000(a) May 1, 2001(a)
                                                                Year Ended     through        through
                                                               December 31,  December 31,   December 31,
                                                                   2001          2000           2001
                                                               ------------ -------------- --------------
Net Asset Value, Beginning of Period..........................   $  7.29       $ 10.00         $ 6.14
                                                                 -------       -------         ------
Income From Investment Operations
Net Investment Loss...........................................     (0.01)        (0.01)         (0.01)
Net Realized and Unrealized Gain (Loss) on Investments........     (2.23)        (2.70)         (1.09)
                                                                 -------       -------         ------
    Total From Investment Operations..........................     (2.24)        (2.71)         (1.10)
                                                                 -------       -------         ------
Net Asset Value, End of Period................................   $  5.05       $  7.29         $ 5.04
                                                                 =======       =======         ======
Total Return (%)..............................................     (30.8)        (27.1)(b)      (17.9)(b)
Ratio of Operating Expenses to Average Net Assets (%).........      1.00          1.00 (c)       1.15 (c)
Ratio of Net Investment Loss to Average Net Assets (%)........     (0.25)        (0.23)(c)      (0.35)(c)
Portfolio Turnover Rate (%)...................................        77            70 (c)         77
Net Assets, End of Period (000)...............................   $54,626       $36,932         $1,036
The Ratios of Operating Expenses to Average Net Assets without giving effect to the voluntary expense agreement would have
 been (%).....................................................      1.12          1.39 (c)       1.27 (c)

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                         MFS Investors Trust Portfolio

                                                                                     Class A                  Class E
                                                                       -------------------------------     --------------
                                                                          Year Ended     April 30, 1999(a) May 1, 2001(a)
                                                                         December 31,         through         through
                                                                       ----------------    December 31,     December 31,
                                                                         2001     2000         1999             2001
                                                                       -------  -------  ----------------- --------------
Net Asset Value, Beginning of Period.................................. $ 10.23  $ 10.26       $10.00           $ 9.56
                                                                       -------  -------       ------           ------
Income From Investment Operations
Net Investment Income.................................................    0.05     0.04         0.02             0.01
Net Realized and Unrealized Gain (Loss) on Investments................   (1.67)   (0.06)        0.26            (1.00)
                                                                       -------  -------       ------           ------
    Total From Investment Operations..................................   (1.62)   (0.02)        0.28            (0.99)
                                                                       -------  -------       ------           ------
Less Distributions
Distributions From Net Investment Income..............................   (0.04)   (0.01)       (0.02)            0.00
                                                                       -------  -------       ------           ------
    Total Distributions...............................................   (0.04)   (0.01)       (0.02)            0.00
                                                                       -------  -------       ------           ------
Net Asset Value, End of Period........................................ $  8.57  $ 10.23       $10.26           $ 8.57
                                                                       =======  =======       ======           ======
Total Return (%)......................................................   (15.9)    (0.2)         2.9 (b)        (10.4)(b)
Ratio of Operating Expenses to Average Net Assets (%).................    0.90     0.90         0.90 (c)         1.05 (c)
Ratio of Net Investment Income to Average Net Assets (%)..............    0.58     0.51         0.45 (c)         0.26 (c)
Portfolio Turnover Rate (%)...........................................      86       68           60 (c)           86
Net Assets, End of Period (000)....................................... $24,506  $18,422       $6,841           $  730
The Ratios of Operating Expenses to Average Net Assets without giving
 effect to the voluntary expense agreement would have been (%)........    1.37     1.57         2.03 (c)         1.52 (c)

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                        MFS Research Managers Portfolio

                                                                           Class A                  Class E
                                                             -------------------------------     --------------
                                                                Year Ended     April 30, 1999(a) May 1, 2001(a)
                                                               December 31,         through         through
                                                             ----------------    December 31,     December 31,
                                                               2001     2000         1999             2001
                                                             -------  -------  ----------------- --------------
Net Asset Value, Beginning of Period........................ $ 11.54  $ 11.98       $10.00           $10.52
                                                             -------  -------       ------           ------
Income From Investment Operations
Net Investment Income.......................................    0.01     0.02         0.00             0.02
Net Realized and Unrealized Gain (Loss) on Investments......   (2.42)   (0.45)        1.98            (1.53)
                                                             -------  -------       ------           ------
    Total From Investment Operations........................   (2.41)   (0.43)        1.98            (1.51)
                                                             -------  -------       ------           ------
Less Distributions
Distributions From Net Investment Income....................    0.00    (0.01)        0.00             0.00
Distributions From Net Realized Capital Gains...............   (0.09)    0.00         0.00             0.00
                                                             -------  -------       ------           ------
    Total Distributions.....................................   (0.09)   (0.01)        0.00             0.00
                                                             -------  -------       ------           ------
Net Asset Value, End of Period.............................. $  9.04  $ 11.54       $11.98           $ 9.01
                                                             =======  =======       ======           ======
Total Return (%)............................................   (21.0)    (3.6)        19.8 (b)        (14.4)(b)
Ratio of Operating Expenses to Average Net Assets Before
 Expense Reductions (%).....................................    0.90     0.90         0.90 (c)         1.05 (c)
Ratio of Operating Expenses to Average Net Assets After
 Expense Reductions (%)(d)..................................    0.90     0.90           --             1.05 (c)
Ratio of Net Investment Income to Average Net Assets (%)....    0.14     0.09        (0.06)(c)         0.08 (c)
Portfolio Turnover Rate (%).................................      98       83           84 (c)           98
Net Assets, End of Period (000)............................. $42,191  $53,910       $6,872           $  377
The Ratios of Operating Expenses to Average Net Assets
 without giving effect to the voluntary expense agreement
 would have been (%)........................................    1.06     1.25         2.03 (c)         1.21 (c)

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

               State Street Research Investment Trust Portfolio

                                                     Class A                              Class B        Class E
                           ----------------------------------------------------------  -------------- --------------
                                                                                       May 1, 2001(a) May 1, 2001(a)
                                             Year Ended December 31,                      through        through
                           ----------------------------------------------------------   December 31,   December 31,
                              2001        2000        1999        1998        1997          2001           2001
                           ----------  ----------  ----------  ----------  ----------  -------------- --------------
Net Asset Value, Beginning
 of Period................ $    36.34  $    39.14  $    37.10  $    31.92  $    30.51      $29.14         $29.23
                           ----------  ----------  ----------  ----------  ----------      ------         ------
Income From Investment
 Operations
Net Investment Income.....       0.18        0.19        0.23        0.36        0.44        0.02           0.01
Net Realized and
 Unrealized Gain (Loss)
 on Investments...........      (6.00)      (2.55)       6.38        8.52        7.72       (3.36)         (3.35)
                           ----------  ----------  ----------  ----------  ----------      ------         ------
    Total From
     Investment
     Operations...........      (5.82)      (2.36)       6.61        8.88        8.16       (3.34)         (3.34)
                           ----------  ----------  ----------  ----------  ----------      ------         ------
Less Distributions
Distributions From Net
 Investment Income........      (0.25)       0.00       (0.24)      (0.36)      (0.44)       0.00           0.00
Distributions From
 Net Realized Capital
 Gains....................      (4.26)      (0.44)      (4.33)      (3.34)      (6.31)       0.00           0.00
                           ----------  ----------  ----------  ----------  ----------      ------         ------
    Total
     Distributions........      (4.51)      (0.44)      (4.57)      (3.70)      (6.75)       0.00           0.00
                           ----------  ----------  ----------  ----------  ----------      ------         ------

Net Asset Value, End of
 Period................... $    26.01  $    36.34  $    39.14  $    37.10  $    31.92      $25.80         $25.89
                           ==========  ==========  ==========  ==========  ==========      ======         ======
Total Return (%)..........      (17.0)       (6.2)       18.5        28.2        28.4       (11.5)(b)      (11.4)(b)
Ratio of Operating
 Expenses to Average Net
 Assets Before Expense
 Reductions (%)...........       0.53        0.50        0.49        0.53        0.43        0.78 (c)       0.68 (c)
Ratio of Operating
 Expenses to Average Net
 Assets After Expense
 Reductions (%) (d).......       0.50        0.49          --          --          --        0.75 (c)       0.65 (c)
Ratio of Net Investment
 Income to Average Net
 Assets (%)...............       0.58        0.48        0.59        1.04        1.37        0.45 (c)       0.43 (c)
Portfolio Turnover
 Rate (%).................        101          86          83          74          83         101            101
Net Assets, End of
 Period (000)............. $2,457,339  $3,278,964  $3,623,316  $3,112,081  $2,349,062      $2,849         $   11

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                State Street Research Large Cap Value Portfolio

                                   [TO COME]

                   T. Rowe Price Large Cap Growth Portfolio

                                                                Class A                         Class E
                                            --------------------------------------------     --------------
                                                                         November 9, 1998(a) May 1, 2001(a)
                                              Year Ended December 31,          through          through
                                            ---------------------------     December 31,      December 31,
                                              2001      2000      1999          1998              2001
                                            --------  --------  -------  ------------------- --------------
Net Asset Value, Beginning of Period....... $  12.93  $  13.41  $ 11.02        $10.00            $12.32
                                            --------  --------  -------        ------            ------
Income From Investment Operations
Net Investment Income......................     0.03      0.03     0.02          0.01              0.00
Net Realized and Unrealized Gain (Loss) on
 Investments...............................    (1.31)    (0.09)    2.43          1.02             (0.69)
                                            --------  --------  -------        ------            ------
    Total From Investment Operations.......    (1.28)    (0.06)    2.45          1.03             (0.69)
                                            --------  --------  -------        ------            ------
Less Distributions
Distributions From Net Investment
 Income....................................    (0.01)    (0.02)   (0.03)        (0.01)             0.00
Distributions From Net Realized Capital
 Gains.....................................     0.00     (0.40)   (0.03)         0.00              0.00
                                            --------  --------  -------        ------            ------
    Total Distributions....................    (0.01)    (0.42)   (0.06)        (0.01)             0.00
                                            --------  --------  -------        ------            ------
Net Asset Value, End of Period............. $  11.64  $  12.92  $ 13.41        $11.02            $11.63
                                            ========  ========  =======        ======            ======
Total Return (%)...........................     (9.9)     (0.4)    22.2          10.3 (b)          (5.6)(b)
Ratio of Operating Expenses to Average Net
 Assets Before Expense Reductions (%)......     0.76      0.78     0.87          0.50 (c)          0.91 (c)
Ratio of Operating Expenses to Average Net
 Assets After Expense Reductions (%) (d)...     0.75      0.77       --            -- (c)          0.90 (c)
Ratio of Net Investment Income to Average
 Net Assets (%)............................     0.27      0.23     0.23          0.93 (c)          0.75 (c)
Portfolio Turnover Rate (%)................       67        62       46             6 (c)            67
Net Assets, End of Period (000)............ $173,218  $180,072  $51,402        $6,740            $   23
The Ratios of Operating Expenses to Average
 Net Assets without giving effect to the
 voluntary expense agreement would have
 been (%)..................................       --        --     1.31          2.62 (c)            --

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                            Zenith Equity Portfolio

                                                                            Class A
                                                  ----------------------------------------------------------
                                                                    Year Ended December 31,
                                                  ----------------------------------------------------------
                                                     2001        2000        1999        1998        1997
                                                  ----------  ----------  ----------  ----------  ----------
Net Asset Value, Beginning of Year............... $   411.89  $   434.74  $   468.03  $   399.60  $   427.08
                                                  ----------  ----------  ----------  ----------  ----------
Income From Investment Operations
Net Investment Income............................       1.37        5.85        3.35        5.29        2.52
Net Realized and Unrealized Gain (Loss) on
 Investments.....................................     (68.85)     (26.21)      68.25      130.40       95.67
                                                  ----------  ----------  ----------  ----------  ----------
    Total From Investment Operations.............     (67.48)     (20.36)      71.60      135.69       98.19
                                                  ----------  ----------  ----------  ----------  ----------
Less Distributions
Distributions From Net Investment Income.........      (5.59)      (0.13)      (3.33)      (5.31)      (2.52)
Distributions From Net Realized Capital
 Gains...........................................       0.00       (2.36)    (101.18)     (61.73)    (123.15)
Distributions in Excess of Net Realized Capital
 Gains...........................................       0.00        0.00       (0.38)      (0.22)       0.00
                                                  ----------  ----------  ----------  ----------  ----------
    Total Distributions..........................      (5.59)      (2.49)    (104.89)     (67.26)    (125.67)
                                                  ----------  ----------  ----------  ----------  ----------
Net Asset Value, End of Year..................... $   338.82  $   411.89  $   434.74  $   468.03  $   399.60
                                                  ==========  ==========  ==========  ==========  ==========
Total Return (%).................................      (16.4)       (4.7)       15.7        34.1        23.5
Ratio of Operating Expenses to Average Net Assets
 Before Expense Reductions (%)...................       0.69        0.66        0.66        0.66        0.67
Ratio of Operating Expenses to Average Net Assets
 After Expense Reductions (%) (a)................       0.68        0.65          --          --          --
Ratio of Net Investment Income to Average
 Net Assets (%)..................................       0.33        1.34        0.67        1.18        0.52
Portfolio Turnover Rate (%)......................        245         272         206         204         214
Net Assets, End Of Year (000).................... $1,310,358  $1,744,283  $2,064,016  $1,895,748  $1,425,719

--------
(a) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                      FI Mid Cap Opportunities Portfolio

                                   [TO COME]

                    Harris Oakmark Focused Value Portfolio

                                                      Class A                        Class B       Class E
                                  -----------------------------------------------  ------------  ------------
                                              Year Ended December 31,              February 20,     May 1,
                                  -----------------------------------------------    2001(a)       2001(a)
                                                                                     through       through
                                                                                   December 31,  December 31,
                                    2001      2000     1999      1998      1997        2001          2001
                                  --------  -------- --------  --------  --------  ------------  ------------
Net Asset Value, Beginning of
 Period.......................... $ 146.67  $ 121.71 $ 122.85  $ 170.59  $ 157.88    $159.20       $164.26
                                  --------  -------- --------  --------  --------    -------       -------
Income From Investment
 Operations
Net Investment Income............     0.42      1.15     1.36      1.09      0.00       0.01          0.02
Net Realized and Unrealized Gain
 (Loss) on Investments...........    40.09     23.81    (0.97)   (11.41)    27.12      25.04         20.89
                                  --------  -------- --------  --------  --------    -------       -------
    Total From Investment
     Operations..................    40.51     24.96     0.39    (10.32)    27.12      25.05         20.91
                                  --------  -------- --------  --------  --------    -------       -------
Less Distributions
Distributions From Net
 Investment Income...............    (1.06)     0.00    (1.36)    (1.09)     0.00       0.00          0.00
Distributions in Excess of Net
 Investment Income...............     0.00      0.00    (0.17)     0.00      0.00       0.00          0.00
Distributions From Net Realized
 Capital Gains...................     0.00      0.00     0.00    (36.08)   (14.41)      0.00          0.00
Distributions in Excess of Net
 Realized Capital Gains..........     0.00      0.00     0.00     (0.25)     0.00       0.00          0.00
                                  --------  -------- --------  --------  --------    -------       -------
    Total Distributions..........    (1.06)     0.00    (1.53)   (37.42)   (14.41)      0.00          0.00
                                  --------  -------- --------  --------  --------    -------       -------
Net Asset Value, End of Period... $ 186.12  $ 146.67 $ 121.71  $ 122.85  $ 170.59    $184.25       $185.17
                                  ========  ======== ========  ========  ========    =======       =======
Total Return (%).................     27.8      20.5      0.3      (5.5)     17.4       15.7 (b)      12.7 (b)
Ratio of Operating Expenses to
 Average Net Assets Before
 Expense Reductions (%)..........     0.87      0.90     0.88      0.88      0.85       1.12 (c)      1.02 (c)
Ratio of Operating Expenses to
 Average Net Assets After
 Expense Reductions (%) (d)......     0.84        --       --        --        --       1.09 (c)      0.99 (c)
Ratio of Net Investment Income to
 Average Net Assets (%)..........     0.43      0.98     1.08      0.66     (0.16)      0.02 (c)      0.09 (c)
Portfolio Turnover Rate (%)......       28       143      119       171        49         28            28
Net Assets, End of Period (000).. $370,959  $139,518 $109,280  $112,997  $114,617    $24,082       $10,416
The Ratios of Operating Expenses
 to Average Net Assets without
 giving effect to the voluntary
 expense agreement would have
 been (%)........................       --      0.96       --      0.90      0.86         --            --

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                            Janus Mid Cap Portfolio

                                                    Class A                              Class B       Class E
                          --------------------------------------------------------     ------------  ------------
                                                                          March 3,      January 2,      May 1,
                                                                          1997(a)        2001(a)       2001(a)
                                     Year Ended December 31,              through        through       through
                          --------------------------------------------  December 31,   December 31,  December 31,
                             2001        2000        1999       1998        1997           2001          2001
                          ----------  ----------  ----------  --------  ------------   ------------  ------------
Net Asset Value,
 Beginning of Period..... $    23.38  $    36.54  $    17.44  $  12.77    $  10.00       $ 21.47        $19.02
                          ----------  ----------  ----------  --------    --------       -------        ------
Income From Investment
 Operations
Net Investment Income
 (Loss)..................      (0.03)      (0.10)      (0.05)    (0.02)       0.01         (0.04)         0.00
Net Realized and
 Unrealized Gain (Loss)
 on Investments..........      (8.69)     (10.66)      21.14      4.77        2.81         (6.93)        (4.44)
                          ----------  ----------  ----------  --------    --------       -------        ------
    Total From
     Investment
     Operations..........      (8.72)     (10.76)      21.09      4.75        2.82         (6.97)        (4.44)
                          ----------  ----------  ----------  --------    --------       -------        ------
Less Distributions
Distributions From Net
 Investment Income.......       0.00        0.00        0.00      0.00       (0.01)         0.00          0.00
Distributions From Net
 Realized Capital
 Gains...................       0.00       (2.40)      (1.99)    (0.08)      (0.04)         0.00          0.00
                          ----------  ----------  ----------  --------    --------       -------        ------
    Total
     Distributions.......       0.00       (2.40)      (1.99)    (0.08)      (0.05)         0.00          0.00
                          ----------  ----------  ----------  --------    --------       -------        ------
Net Asset Value, End of
 Period.................. $    14.66  $    23.38  $    36.54  $  17.44    $  12.77       $ 14.50        $14.58
                          ==========  ==========  ==========  ========    ========       =======        ======
Total Return (%).........      (37.3)      (31.3)      122.9      37.2        28.2 (b)     (32.5)(b)     (23.3)(b)
Ratio of Operating
 Expenses to Average
 Net Assets (%)..........       0.74        0.70        0.71      0.81        0.85 (c)      0.99 (c)      0.89 (c)
Ratio of Net Investment
 Income to Average Net
 Assets (%)..............      (0.17)      (0.33)      (0.41)    (0.22)       0.10 (c)     (0.40)(c)     (0.22)(c)
Portfolio Turnover Rate
 (%).....................        105         118         103       107          75 (c)       105           105
Net Assets, End of Period
 (000)................... $1,067,259  $1,783,379  $1,931,797  $371,504    $103,852       $12,334        $   28
The Ratios of Operating
 Expenses to Average
 Net Assets without
 giving effect to the
 voluntary expense
 agreement would have
 been (%)................         --          --          --        --        0.99 (c)        --            --

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                     Metlife Mid Cap Stock Index Portfolio

                                                  Class A            Class B      Class E
                                         ----------------------    ------------ ------------
                                                        July 5,     January 2,     May 1,
                                             Year       2000(a)      2001(a)      2001(a)
                                            Ended       through      through      through
                                         December 31, December 31, December 31, December 31,
                                             2001         2000         2001         2001
                                         ------------ ------------ ------------ ------------
Net Asset Value, Beginning of Period....   $ 10.64      $ 10.00       $10.54       $10.54
                                           -------      -------       ------       ------
Income From Investment Operations
Net Investment Income...................      0.06         0.03         0.04         0.00
Net Realized and Unrealized Gain (Loss)
 on Investments.........................     (0.19)        0.66        (0.10)       (0.09)
                                           -------      -------       ------       ------
    Total From Investment Operations....     (0.13)        0.69        (0.06)       (0.09)
                                           -------      -------       ------       ------
Less Distributions
Distributions From Net Investment Income     (0.02)       (0.03)       (0.02)        0.00
Distributions From Net Realized Capital
 Gains..................................     (0.03)       (0.02)       (0.03)        0.00
                                           -------      -------       ------       ------
    Total Distributions.................     (0.05)       (0.05)       (0.05)        0.00
                                           -------      -------       ------       ------
Net Asset Value, End of Period..........   $ 10.46      $ 10.64       $10.43       $10.45
                                           =======      =======       ======       ======
Total Return (%)........................      (1.2)       6.8  (b)      3.1 (b)      (0.9)(b)
Ratio of Operating Expenses to Average
 Net Assets (%).........................      0.45        0.45 (c)     0.70 (c)      0.60 (c)
Ratio of Net Investment Income to
 Average Net Assets (%).................      0.71        0.92 (c)     0.48 (c)      0.00 (c)
Portfolio Turnover Rate (%).............        45        124  (c)        45           45
Net Assets, End of Period (000).........   $97,505      $61,934       $5,895       $  0.1
The Ratios of Operating Expenses to
 Average Net Assets without giving
 effect to the voluntary expense
 agreement would have been (%)..........      0.52        0.83 (c)     0.77 (c)     0.67 (c)

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

               Neuberger Berman Partners Mid Cap Value Portfolio

                                                   Class A                         Class B         Class E
                               --------------------------------------------     --------------  --------------
                                                            November 9, 1998(a) May 1, 2001(a)  May 1, 2001(a)
                                 Year Ended December 31,          through          through         through
                               ---------------------------     December 31,      December 31,    December 31,
                                 2001      2000      1999          1998              2001            2001
                               --------  --------  -------  ------------------- --------------  --------------
Net Asset Value, Beginning of
 Period....................... $  14.82  $  11.97  $ 10.73        $10.00            $14.36          $14.37
                               --------  --------  -------        ------            ------          ------
Income From Investment
 Operations
Net Investment Income.........     0.13      0.04     0.06          0.03              0.04            0.00
Net Realized and Unrealized
 Gain (Loss) on
 Investments..................    (0.50)     3.35     1.80          0.71             (0.28)          (0.22)
                               --------  --------  -------        ------            ------          ------
    Total From Investment
     Operations...............    (0.37)     3.39     1.86          0.74             (0.24)          (0.22)
                               --------  --------  -------        ------            ------          ------
Less Distributions
Distributions From Net
 Investment Income............    (0.03)    (0.04)   (0.07)        (0.01)             0.00            0.00
Distributions From Net
 Realized Capital Gains.......    (0.26)    (0.50)   (0.55)         0.00              0.00            0.00
                               --------  --------  -------        ------            ------          ------
    Total Distributions.......    (0.29)    (0.54)   (0.62)        (0.01)             0.00            0.00
                               --------  --------  -------        ------            ------          ------
Net Asset Value, End of
 Period....................... $  14.16  $  14.82  $ 11.97        $10.73            $14.12          $14.15
                               ========  ========  =======        ======            ======          ======
Total Return (%)..............     (2.5)     28.3     17.6           7.4 (b)          (1.7)(b)        (1.5)(b)
Ratio of Operating Expenses to
 Average Net Assets Before
 Expense Reductions (%).......     0.81      0.87     0.72          0.68 (c)          1.06 (c)        0.96 (c)
Ratio of Operating Expenses to
 Average Net Assets After
 Expense Reductions(%) (d)....     0.69      0.76       --            -- (c)          0.97 (c)        0.87 (c)
Ratio of Net Investment Income
 to Average Net Assets (%)....     0.90      0.58     0.86          2.61 (c)          0.77 (c)        0.67 (c)
Portfolio Turnover Rate (%)...      212       207      134            21 (c)           212             212
Net Assets, End of Period
 (000)........................ $160,074  $131,356  $38,722        $8,647            $2,410          $   32
The Ratios of Operating
 Expenses to Average Net
 Assets without giving effect
 to the voluntary expense
 agreement would have
 been (%).....................       --        --     1.18          1.86 (c)            --              --

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

               State Street Research Aggressive Growth Portfolio

                                                                      Class A                               Class E
                                            ----------------------------------------------------------  ---------------
                                                                                                        May 1, 2001 (a)
                                                              Year Ended December 31,                       through
                                            ----------------------------------------------------------   December 31,
                                               2001        2000        1999        1998        1997          2001
                                            ----------  ----------  ----------  ----------  ----------  ---------------
Net Asset Value, Beginning of Period....... $    31.59  $    38.45  $    29.53  $    27.61  $    27.11      $20.66
                                            ----------  ----------  ----------  ----------  ----------      ------
Income From Investment Operations
Net Investment Loss........................      (0.02)      (0.04)      (0.12)      (0.06)      (0.03)      (0.02)
Net Realized and Unrealized Gain (Loss) on
 Investments...............................      (6.73)      (1.98)       9.86        3.75        1.67       (2.76)
                                            ----------  ----------  ----------  ----------  ----------      ------
    Total From Investment Operations.......      (6.75)      (2.02)       9.74        3.69        1.64       (2.78)
                                            ----------  ----------  ----------  ----------  ----------      ------
Less Distributions
Distributions From Net Investment
 Income....................................      (0.01)       0.00        0.00        0.00        0.00        0.00
Distributions From Net Realized Capital
 Gains.....................................      (6.95)      (4.84)      (0.82)      (1.77)      (1.14)       0.00
                                            ----------  ----------  ----------  ----------  ----------      ------
    Total Distributions....................      (6.96)      (4.84)      (0.82)      (1.77)      (1.14)       0.00
                                            ----------  ----------  ----------  ----------  ----------      ------
Net Asset Value, End of Period............. $    17.88  $    31.59  $    38.45  $    29.53  $    27.61      $17.88
                                            ==========  ==========  ==========  ==========  ==========      ======
Total Return (%)...........................      (23.8)       (7.6)       33.2        13.7         6.7       (13.4)(b)
Ratio of Operating Expenses to Average Net
 Assets Before Expense Reductions (%)......       0.77        0.73        0.72        0.75        0.81        0.92 (c)
Ratio of Operating Expenses to Average Net
 Assets After Expense Reductions (%)(d)....       0.76        0.72          --          --          --        0.91 (c)
Ratio of Net Investment Loss to Average Net
 Assets (%)................................      (0.11)      (0.12)      (0.31)      (0.20)      (0.10)      (0.12)(c)
Portfolio Turnover Rate (%)................        150         170          86          97         219         150
Net Assets, End of Period (000)............ $1,069,246  $1,501,072  $1,600,841  $1,431,337  $1,391,956      $  0.1

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                 Franklin Templeton Small Cap Growth Portfolio

                                                                  Class A        Class B        Class E
                                                               -------------- -------------- --------------
                                                               May 1, 2001(a) May 1, 2001(a) May 1, 2001(a)
                                                                  through        through        through
                                                                December 31,   December 31,   December 31,
                                                                    2001           2001           2001
                                                               -------------- -------------- --------------
Net Asset Value, Beginning of Period..........................     $10.00         $10.00         $10.00
                                                                   ------         ------         ------
Income From Investment Operations
Net Investment Loss...........................................       0.00          (0.01)          0.00
Net Realized and Unrealized Gain (Loss) on Investments........      (1.12)         (1.11)         (1.12)
                                                                   ------         ------         ------
    Total From Investment Operations..........................      (1.12)         (1.12)         (1.12)
                                                                   ------         ------         ------
Net Asset Value, End of Period................................     $ 8.88         $ 8.88         $ 8.88
                                                                   ======         ======         ======
Total Return (%)..............................................      (11.2)(b)      (11.2)(b)      (11.2)(b)
Ratio of Operating Expenses to Average Net Assets (%).........       1.05 (c)       1.30 (c)       1.20 (c)
Ratio of Net Investment Loss to Average Net Assets (%)........       0.00 (c)      (0.51)(c)      (0.41)(c)
Portfolio Turnover Rate (%)...................................         67 (c)         67 (c)         67 (c)
Net Assets, End of Period (000)...............................     $7,468         $4,493         $    6
The Ratios of Operating Expenses to Average Net Assets without giving effect to the voluntary expense agreement would have
 been (%).....................................................       2.69 (c)       2.94 (c)       2.84 (c)

--------
(a) Commencement of Operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                       Loomis Sayles Small Cap Portfolio

                                                              Class A                         Class E
                                         ------------------------------------------------  --------------
                                                                                           May 1, 2001(a)
                                                      Year Ended December 31,                 through
                                         ------------------------------------------------   December 31,
                                           2001      2000      1999      1998      1997         2001
                                         --------  --------  --------  --------  --------  --------------
Net Asset Value, Beginning of Period.... $ 210.41  $ 201.73  $ 153.52  $ 158.92  $ 144.29     $179.40
                                         --------  --------  --------  --------  --------     -------
Income From Investment Operations
Net Investment Income...................     0.34      0.42      0.51      1.24      1.22        0.07
Net Realized and Unrealized Gain (Loss)
 on Investments.........................   (19.28)    10.13     48.23     (4.01)    34.11       (2.44)
                                         --------  --------  --------  --------  --------     -------
    Total From Investment Operations....   (18.94)    10.55     48.74     (2.77)    35.33       (2.37)
                                         --------  --------  --------  --------  --------     -------
Less Distributions
Distributions From Net Investment Income    (0.53)    (0.01)    (0.53)    (1.24)    (1.21)       0.00
Distributions From Net Realized Capital
 Gains..................................   (12.67)    (1.86)     0.00     (1.32)   (19.49)       0.00
Distributions in Excess of Net Realized
 Capital Gains..........................    (1.02)     0.00      0.00     (0.07)     0.00        0.00
                                         --------  --------  --------  --------  --------     -------
    Total Distributions.................   (14.22)    (1.87)    (0.53)    (2.63)   (20.70)       0.00
                                         --------  --------  --------  --------  --------     -------
Net Asset Value, End of Period.......... $ 177.25  $ 210.41  $ 201.73  $ 153.52  $ 158.92     $177.03
                                         ========  ========  ========  ========  ========     =======
Total Return (%)........................     (8.8)      5.2      31.8      (1.7)     24.9        (1.3)(b)
Ratio of Operating Expenses to Average
 Net Assets Before Expense Reductions
 (%)....................................     1.00      0.96      1.00      1.00      1.00        1.15 (c)
Ratio of Operating Expenses to Average
 Net Assets After Expense Reductions
 (%) (d)................................     1.00      0.95        --        --        --        1.15 (c)
Ratio of Net Investment Income to
 Average Net Assets (%).................     0.18      0.22      0.34      0.88      0.97        0.27 (c)
Portfolio Turnover Rate (%).............      111       148       146       111        87         111
Net Assets, End of Period (000)......... $406,525  $486,439  $322,318  $238,589  $200,105     $ 2,142
The Ratios of Operating Expenses to
 Average Net Assets without giving
 effect to the voluntary expense
 agreement would have been (%)..........     1.00      0.95      1.10      1.10      1.14        1.15

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                         Russell 2000 Index Portfolio

                                                              Class A                           Class B          Class E
                                         ---------------------------------------------     ------------------ --------------
                                                                       November 9, 1998(a) January 2, 2001(a) May 1, 2001(a)
                                            Year Ended December 31,          through            through          through
                                         ----------------------------     December 31,        December 31,     December 31,
                                           2001      2000      1999           1998                2001             2001
                                         --------  --------  --------  ------------------- ------------------ --------------
Net Asset Value, Beginning of Period.... $  10.37  $  12.52  $  10.53        $ 10.00             $ 9.84          $ 10.46
                                         --------  --------  --------        -------             ------          -------
Income From Investment Operations
Net Investment Income...................     0.10      0.11      0.08           0.02               0.06             0.01
Net Realized and Unrealized Gain (Loss)
 on Investments.........................    (0.01)    (0.55)     2.29           0.53               0.46            (0.05)
                                         --------  --------  --------        -------             ------          -------
    Total From Investment Operations....     0.09     (0.44)     2.37           0.55               0.52            (0.04)
                                         --------  --------  --------        -------             ------          -------
Less Distributions
Distributions From Net Investment Income    (0.03)    (0.11)    (0.08)         (0.02)             (0.03)            0.00
Distributions From Net Realized Capital
 Gains..................................     0.00     (1.60)    (0.30)          0.00               0.00             0.00
                                         --------  --------  --------        -------             ------          -------
    Total Distributions.................    (0.03)    (1.71)    (0.38)         (0.02)             (0.03)            0.00
                                         --------  --------  --------        -------             ------          -------
Net Asset Value, End of Period.......... $  10.43  $  10.37  $  12.52        $ 10.53             $10.33          $ 10.42
                                         ========  ========  ========        =======             ======          =======
Total Return (%)........................      0.9      (3.8)     22.7            5.5 (b)            5.3 (b)         (0.4)(b)
Ratio of Operating Expenses to Average
 Net Assets (%).........................     0.55      0.55      0.45           0.40 (c)           0.80 (c)         0.70 (c)
Ratio of Net Investment Income to
 Average Net Assets (%).................     1.03      0.89      1.04           1.46 (c)           0.83 (c)         1.58 (c)
Portfolio Turnover Rate (%).............       47        78        67              3 (c)             47               47
Net Assets, End of Period (000)......... $141,958  $125,738  $111,729        $38,147             $7,292          $     8
The Ratios of Operating Expenses to
 Average Net Assets without giving
 effect to the voluntary expense
 agreement would have been (%)..........     0.56      0.55      0.89           1.04 (c)           0.81 (c)         0.71 (c)

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                    State Street Research Aurora Portfolio

                                                   Class A               Class B        Class E
                                         ------------------------     -------------- --------------
                                                      July 5, 2000(a) May 1, 2001(a) May 1, 2001(a)
                                          Year Ended      through        through        through
                                         December 31,  December 31,    December 31,   December 31,
                                             2001          2000            2001           2001
                                         ------------ --------------- -------------- --------------
Net Asset Value, Beginning of Period....   $  12.24       $ 10.00         $14.12         $14.12
                                           --------       -------         ------         ------
Income From Investment Operations
Net Investment Income (Loss)............       0.02          0.03           0.00          (0.01)
Net Realized and Unrealized Gain (Loss)
 on Investments.........................       1.94          2.29           0.00           0.01
                                           --------       -------         ------         ------
    Total From Investment Operations....       1.96          2.32           0.00           0.00
                                           --------       -------         ------         ------
Less Distributions
Distributions From Net Investment Income      (0.01)        (0.03)          0.00           0.00
Distributions From Net Realized Capital
 Gains..................................      (0.06)        (0.05)          0.00           0.00
                                           --------       -------         ------         ------
    Total Distributions.................      (0.07)        (0.08)          0.00           0.00
                                           --------       -------         ------         ------
Net Asset Value, End of Period..........   $  14.13       $ 12.24         $14.12         $14.12
                                           ========       =======         ======         ======
Total Return (%)........................       16.0          23.2 (b)        0.0 (b)        0.0 (b)
Ratio of Operating Expenses to Average
 Net Assets (%).........................       0.98          1.05 (c)       1.23 (c)       1.13 (c)
Ratio of Net Investment Income to
 Average Net Assets (%).................       0.18          1.12 (c)       0.00 (c)      (0.25)(c)
Portfolio Turnover Rate (%).............         15            24 (c)         15             15
Net Assets, End of Period (000).........   $291,426       $54,379         $  0.1         $6,720
The Ratios of Operating Expenses to
 Average Net Assets without giving
 effect to the voluntary expense
 agreement would have been (%)..........         --          1.34 (c)         --             --

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                   T. Rowe Price Small Cap Growth Portfolio

                                                              Class A                             Class E
                                      -----------------------------------------------------    --------------
                                                                              March 3, 1997(a) May 1, 2001(a)
                                              Year Ended December 31,             through         through
                                      --------------------------------------    December 31,    December 31,
                                        2001      2000      1999      1998          1997            2001
                                      --------  --------  --------  --------  ---------------- --------------
Net Asset Value, Beginning of
 Period.............................. $  14.30  $  15.73  $  12.29  $  11.88      $ 10.00          $12.22
                                      --------  --------  --------  --------      -------          ------
Income From Investment Operations
Net Investment Loss..................    (0.04)    (0.03)    (0.03)     0.00         0.00            0.00
Net Realized and Unrealized Gain
 (Loss) on Investments...............    (1.27)    (1.40)     3.47      0.41         1.88           (0.42)
                                      --------  --------  --------  --------      -------          ------
    Total From Investment
     Operations......................    (1.31)    (1.43)     3.44      0.41         1.88           (0.42)
                                      --------  --------  --------  --------      -------          ------
Less Distributions
Distributions From Net Investment
 Income..............................     0.00      0.00      0.00      0.00         0.00            0.00
Distributions From Net Realized
 Capital Gains.......................    (1.10)     0.00      0.00      0.00         0.00            0.00
                                      --------  --------  --------  --------      -------          ------
    Total Distributions..............    (1.10)     0.00      0.00      0.00         0.00            0.00
                                      --------  --------  --------  --------      -------          ------
Net Asset Value, End of Period....... $  11.89  $  14.30  $  15.73  $  12.29      $ 11.88          $11.80
                                      ========  ========  ========  ========      =======          ======
Total Return (%).....................     (9.0)     (9.1)     28.0       3.5        18.8 (b)         (3.4)(b)
Ratio of Operating Expenses to
 Average Net Assets Before Expense
 Reductions (%)......................     0.61      0.58      0.61      0.67        0.67 (c)         0.76 (c)
Ratio of Operating Expenses to
 Average Net Assets After Expense
 Reductions (%)(d)...................       --      0.58        --        --           --              --
Ratio of Net Investment Income/(Loss)
 to Average Net Assets (%)...........    (0.34)    (0.19)    (0.27)    (0.02)       0.01 (c)         0.00 (c)
Portfolio Turnover Rate (%)..........       38        68        68        38          13 (c)           38
Net Assets, End of Period (000)...... $298,699  $337,343  $269,518  $189,132      $94,020          $  0.1
The Ratios of Operating Expenses to
 Average Net Assets without giving
 effect to the voluntary expense
 agreement would have been (%).......       --        --        --        --        0.86 (c)           --

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                      Morgan Stanley EAFE Index Portfolio

                                                           Class A                     Class B       Class E
                                         ---------------------------------------     ------------  ------------
                                                                      November 9,     January 2,      May 1,
                                                  Year Ended            1998(a)        2001(a)       2001(a)
                                                 December 31,           through        through       through
                                         ---------------------------  December 31,   December 31,  December 31,
                                           2001      2000      1999       1998           2001          2001
                                         --------  --------  -------  ------------   ------------  ------------
Net Asset Value, Beginning of Period.... $  11.22  $  13.34  $ 10.80    $  10.00        $11.12        $10.43
                                         --------  --------  -------    --------        ------        ------
Income From Investment Operations
Net Investment Income...................     0.09      0.07     0.10        0.01          0.04          0.00
Net Realized and Unrealized Gain (Loss)
 on Investments.........................    (2.52)    (2.00)    2.58        0.80         (2.46)        (1.69)
                                         --------  --------  -------    --------        ------        ------
    Total From Investment Operations....    (2.43)    (1.93)    2.68        0.81         (2.42)        (1.69)
                                         --------  --------  -------    --------        ------        ------
Less Distributions
Distributions From Net Investment Income    (0.03)    (0.11)   (0.06)      (0.01)        (0.03)         0.00
Distributions From Net Realized Capital
 Gains..................................    (0.01)    (0.08)   (0.08)       0.00         (0.01)         0.00
                                         --------  --------  -------    --------        ------        ------
    Total Distributions.................    (0.04)    (0.19)   (0.14)      (0.01)        (0.04)         0.00
                                         --------  --------  -------    --------        ------        ------
Net Asset Value, End of Period.......... $   8.75  $  11.22  $ 13.34    $  10.80        $ 8.66        $ 8.74
                                         ========  ========  =======    ========        ======        ======
Total Return (%)........................    (21.7)    (14.5)    24.9         8.1 (b)     (21.8)(b)     (16.2)(b)
Ratio of Operating Expenses to Average
 Net Assets (%).........................     0.70      0.58     0.50        0.49 (c)      0.95 (c)      0.85 (c)
Ratio of Net Investment Income to
 Average Net Assets (%).................     1.00      0.76     1.25        0.71 (c)      0.46 (c)      0.00 (c)
Portfolio Turnover Rate (%).............        9        10       44          13 (c)         9             9
Net Assets, End of Period (000)......... $112,775  $100,950  $82,355     $25,453        $4,099        $   61
The Ratios of Operating Expenses to
 Average Net Assets without giving
 effect to the voluntary expense
 agreement would have been (%)..........     0.82      0.78     1.77        1.41 (c)      1.07 (c)      0.97 (c)

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                     Putnam International Stock Portfolio

                                                                   Class A                         Class E
                                              ------------------------------------------------  --------------
                                                                                                May 1, 2001(a)
                                                           Year Ended December 31,                 through
                                              ------------------------------------------------   December 31,
                                                2001      2000      1999      1998      1997         2001
                                              --------  --------  --------  --------  --------  --------------
Net Asset Value, Beginning of Period......... $  12.39  $  13.87  $  14.14  $  11.67  $  11.95      $10.91
                                              --------  --------  --------  --------  --------      ------
Income From Investment Operations
Net Investment Income........................     0.08      0.02      0.13      0.13      0.10        0.00
Net Realized and Unrealized Gain (Loss) on
 Investments.................................    (2.57)    (1.42)     2.05      2.50     (0.38)      (1.48)
                                              --------  --------  --------  --------  --------      ------
    Total From Investment Operations.........    (2.49)    (1.40)     2.18      2.63     (0.28)      (1.48)
                                              --------  --------  --------  --------  --------      ------
Less Distributions
Distributions From Net Investment Income.....    (0.03)    (0.08)    (0.13)    (0.16)     0.00        0.00
Distributions From Net Realized Capital
 Gains.......................................    (0.38)     0.00     (2.32)     0.00      0.00        0.00
                                              --------  --------  --------  --------  --------      ------
    Total Distributions......................    (0.41)    (0.08)    (2.45)    (0.16)     0.00        0.00
                                              --------  --------  --------  --------  --------      ------
Net Asset Value, End of Period............... $   9.49  $  12.39  $  13.87  $  14.14  $  11.67      $ 9.43
                                              ========  ========  ========  ========  ========      ======
Total Return (%).............................    (20.6)    (10.1)     16.4      22.6      (2.3)      (13.6)(b)
Ratio of Operating Expenses to Average Net
 Assets Before Expense Reductions (%)........     1.16        --        --        --        --        1.31 (c)
Ratio of Operating Expenses to Average Net
 Assets After Expense Reductions (%) (d).....     1.14      1.09      0.97      1.02      1.03        1.30 (c)
Ratio of Net Investment Income to Average Net
 Assets (%)..................................     0.73      0.25      0.95      0.87      0.77       (0.17)(c)
Portfolio Turnover Rate (%)..................       68       166        87       156       182          68
Net Assets, End of Period (000).............. $340,426  $428,519  $317,831  $297,381  $267,089      $2,194

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                        Scudder Global Equity Portfolio

                                                          Class A                             Class E
                                  ----------------------------------------------------     --------------
                                                                          March 3, 1997(a) May 1, 2001(a)
                                          Year Ended December 31,             through         through
                                  --------------------------------------    December 31,    December 31,
                                    2001      2000      1999      1998          1997            2001
                                  --------  --------  --------  --------  ---------------- --------------
Net Asset Value, Beginning of
 Period.......................... $  14.62  $  14.91  $  12.38  $  10.85      $ 10.00          $12.21
                                  --------  --------  --------  --------      -------          ------
Income From Investment
 Operations
Net Investment Income............     0.35      0.18      0.14      0.16         0.10            0.00
Net Realized and Unrealized Gain
 (Loss) on Investments...........    (2.55)    (0.42)     2.93      1.57         0.86           (1.36)
                                  --------  --------  --------  --------      -------          ------
    Total From Investment
     Operations..................    (2.20)    (0.24)     3.07      1.73         0.96           (1.36)
                                  --------  --------  --------  --------      -------          ------
Less Distributions
Distributions From Net Investment
 Income..........................    (0.31)    (0.01)    (0.07)    (0.16)       (0.10)           0.00
Distributions From Net Realized
 Capital Gains...................    (1.25)    (0.04)    (0.47)    (0.04)       (0.01)           0.00
                                  --------  --------  --------  --------      -------          ------
    Total Distributions..........    (1.56)    (0.05)    (0.54)    (0.20)       (0.11)           0.00
                                  --------  --------  --------  --------      -------          ------
Net Asset Value, End of Period... $  10.86  $  14.62  $  14.91  $  12.38      $ 10.85          $10.85
                                  ========  ========  ========  ========      =======          ======
Total Return (%).................    (16.1)     (1.6)     25.2      16.0          9.6 (b)       (11.1)(b)
Ratio of Operating Expenses to
 Average Net Assets (%)..........     0.80      0.78      0.87      0.96         0.78 (c)        0.95 (c)
Ratio of Net Investment Income to
 Average Net Assets (%)..........     2.90      1.43      1.23      1.61         1.66 (c)        0.95 (c)
Portfolio Turnover Rate (%)......       36        58        54        51           36              36
Net Assets, End of Period (000).. $183,296  $211,354  $171,714  $113,715      $60,712          $   47
The Ratios of Operating Expenses
 to Average Net Assets without
 giving effect to the voluntary
 expense agreement would have
 been (%)........................       --        --        --      1.01         1.14 (c)          --

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                              Balanced Portfolio

                                                                 Class A                         Class E
                                            ------------------------------------------------  --------------
                                                                                              May 1, 2001(a)
                                                         Year Ended December 31,                 through
                                            ------------------------------------------------   December 31,
                                              2001      2000      1999      1998      1997         2001
                                            --------  --------  --------  --------  --------  --------------
Net Asset Value, Beginning of Period....... $  13.58  $  13.85  $  15.51  $  14.86  $  13.55      $12.72
                                            --------  --------  --------  --------  --------      ------
Income From Investment Operations
Net Investment Income......................     0.39      0.42      0.43      0.38      0.28        0.05
Net Realized and Unrealized Gain (Loss) on
 Investments...............................    (0.99)    (0.68)    (1.21)     0.97      1.90       (0.34)
                                            --------  --------  --------  --------  --------      ------
    Total From Investment Operations.......    (0.60)    (0.26)    (0.78)     1.35      2.18       (0.29)
                                            --------  --------  --------  --------  --------      ------
Less Distributions
Distributions From Net Investment
 Income....................................    (0.54)     0.00     (0.43)    (0.38)    (0.27)       0.00
Distributions From Net Realized Capital
 Gains.....................................     0.00     (0.01)    (0.26)    (0.32)    (0.60)       0.00
Distributions in Excess of Net Realized
 Capital Gains.............................     0.00      0.00     (0.19)     0.00      0.00        0.00
                                            --------  --------  --------  --------  --------      ------
    Total Distributions....................    (0.54)    (0.01)    (0.88)    (0.70)    (0.87)       0.00
                                            --------  --------  --------  --------  --------      ------
Net Asset Value, End of Period............. $  12.44  $  13.58  $  13.85  $  15.51  $  14.86      $12.43
                                            ========  ========  ========  ========  ========      ======
Total Return (%)...........................     (4.5)     (1.9)     (5.1)      9.1      16.2        (2.3)(b)
Ratio of Operating Expenses to Average Net
 Assets Before Expense Reductions (%)......     0.83      0.80      0.77      0.82      0.85        0.98 (c)
Ratio of Operating Expenses to Average Net
 Assets After Expense Reductions (%) (d)...     0.83      0.80        --        --        --        0.98 (c)
Ratio of Net Investment Income to Average
 Net Assets (%)............................     3.00      2.88      2.83      2.72      2.79        2.71 (c)
Portfolio Turnover Rate (%)................       65       126        63        72        60          65
Net Assets, End of Period (000)............ $143,059  $159,977  $192,666  $190,577  $137,443      $1,583
The Ratios of Operating Expenses to Average
 Net Assets without giving effect to the
 voluntary expense agreement would have
 been (%)..................................       --        --        --        --      0.86          --

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                          MFS Total Return Portfolio

                                                                              Class A
                                                         ------------------------------------------------
                                                                      Year Ended December 31,
                                                         ------------------------------------------------
                                                           2001      2000      1999      1998      1997
                                                         --------  --------  --------  --------  --------
Net Asset Value, Beginning of Year...................... $ 185.92  $ 196.82  $ 207.76  $ 189.85  $ 170.37
                                                         --------  --------  --------  --------  --------
Income From Investment Operations
Net Investment Income...................................     4.60      6.49      6.98      6.56      6.38
Net Realized and Unrealized Gain (Loss) on Investments..   (11.61)   (12.98)    13.48     30.50     38.47
                                                         --------  --------  --------  --------  --------
    Total From Investment Operations....................    (7.01)    (6.49)    20.46     37.06     44.85
                                                         --------  --------  --------  --------  --------
Less Distributions
Distributions From Net Investment Income................    (6.60)     0.00     (6.83)    (6.51)    (6.42)
Distributions From Net Realized Capital Gains...........   (30.39)    (4.41)   (24.57)   (12.64)   (18.95)
                                                         --------  --------  --------  --------  --------
    Total Distributions.................................   (36.99)    (4.41)   (31.40)   (19.15)   (25.37)
                                                         --------  --------  --------  --------  --------
Net Asset Value, End of Year............................ $ 141.92  $ 185.92  $ 196.82  $ 207.76  $ 189.85
                                                         ========  ========  ========  ========  ========
Total Return (%)........................................     (3.8)     (3.4)     10.0      19.7      26.6
Ratio of Operating Expenses to Average Net Assets (%)...     0.63      0.58      0.58      0.58      0.61
Ratio of Net Investment Income to Average Net Assets (%)     2.96      3.14      3.16      3.15      3.20
Portfolio Turnover Rate (%).............................      160        48        49        25        65
Net Assets, End of Year (000)........................... $157,716  $181,270  $218,881  $213,639  $188,783

                  State Street Research Diversified Portfolio

                                                                     Class A                               Class E
                                           ----------------------------------------------------------  ---------------
                                                                                                       May 1, 2001 (a)
                                                             Year Ended December 31,                       through
                                           ----------------------------------------------------------   December 31,
                                              2001        2000        1999        1998        1997          2001
                                           ----------  ----------  ----------  ----------  ----------  ---------------
Net Asset Value, Beginning of Period...... $    18.38  $    18.27  $    18.39  $    16.98  $    16.67      $16.18
                                           ----------  ----------  ----------  ----------  ----------      ------
Income From Investment Operations
Net Investment Income.....................       0.49        0.62        0.59        0.60        0.60        0.01
Net Realized and Unrealized Gain (Loss) on
 Investments..............................      (1.62)      (0.43)       0.96        2.70        2.71       (0.68)
                                           ----------  ----------  ----------  ----------  ----------      ------
    Total From Investment Operations......      (1.13)       0.19        1.55        3.30        3.31       (0.67)
                                           ----------  ----------  ----------  ----------  ----------      ------
Less Distributions
Distributions From Net Investment
 Income...................................      (0.78)       0.00       (0.60)      (0.57)      (0.60)       0.00
Distributions From Net Realized Capital
 Gains....................................      (0.96)      (0.08)      (1.07)      (1.32)      (2.40)       0.00
                                           ----------  ----------  ----------  ----------  ----------      ------
    Total Distributions...................      (1.74)      (0.08)      (1.67)      (1.89)      (3.00)       0.00
                                           ----------  ----------  ----------  ----------  ----------      ------
Net Asset Value, End of Period............ $    15.51  $    18.38  $    18.27  $    18.39  $    16.98      $15.51
                                           ==========  ==========  ==========  ==========  ==========      ======
Total Return (%)..........................       (6.3)        1.0         8.7        19.6        20.6        (4.1)(b)
Ratio of Operating Expenses to Average Net
 Assets Before Expense Reductions (%).....       0.49        0.46        0.45        0.48        0.40        0.64 (c)
Ratio of Operating Expenses to Average Net
 Assets After Expense Reductions (%) (d)..       0.47        0.46          --          --          --        0.62 (c)
Ratio of Net Investment Income to Average
 Net Assets (%)...........................       2.73        3.26        3.08        3.39        3.50        2.58 (c)
Portfolio Turnover Rate (%)...............        131         131         124         106         115         131
Net Assets, End of Period (000)........... $2,345,064  $2,756,922  $2,874,412  $2,656,987  $1,982,232      $   22

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.
(d) The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

                Lehman Brothers Aggregate Bond Index Portfolio

                                                             Class A                     Class B       Class E
                                           ---------------------------------------     ------------  ------------
                                                                         November 9,    January 2,      May 1,
                                                                           1998(a)       2001(a)       2001(a)
                                              Year Ended December 31,      through       through       through
                                           ----------------------------  December 31,  December 31,  December 31,
                                             2001      2000      1999        1998          2001          2001
                                           --------  --------  --------  ------------  ------------  ------------
Net Asset Value, Beginning of Period...... $   9.90  $   9.45  $  10.06    $ 10.00       $  9.93        $ 9.97
                                           --------  --------  --------    -------       -------        ------
Income From Investment Operations
Net Investment Income.....................     0.54      0.63      0.48       0.07          0.38          0.02
Net Realized and Unrealized Gain (Loss) on
 Investments..............................     0.19      0.45     (0.62)      0.07          0.23          0.46
                                           --------  --------  --------    -------       -------        ------
    Total From Investment Operations......     0.73      1.08     (0.14)      0.14          0.61          0.48
                                           --------  --------  --------    -------       -------        ------
Less Distributions
Distributions From Net Investment
 Income...................................    (0.17)    (0.63)    (0.47)     (0.08)        (0.17)         0.00
Distributions From Net Realized Capital
 Gains....................................     0.00      0.00      0.00       0.00          0.00          0.00
                                           --------  --------  --------    -------       -------        ------
    Total Distributions...................    (0.17)    (0.63)    (0.47)     (0.08)        (0.17)         0.00
                                           --------  --------  --------    -------       -------        ------
Net Asset Value, End of Period............ $  10.46  $   9.90  $   9.45    $ 10.06       $ 10.37        $10.45
                                           ========  ========  ========    =======       =======        ======
  Total Return (%)........................      7.4      11.4      (1.4)       1.4 (b)       6.1 (b)      4.8 (b)
Ratio of Operating Expenses to Average Net
 Assets (%)...............................     0.38      0.37      0.40       0.42 (c)      0.63 (c)     0.53 (c)
Ratio of Net Investment Income to Average
 Net Assets (%)...........................     5.66      6.54      6.06       5.28 (c)      5.33 (c)     5.74 (c)
Portfolio Turnover Rate (%)...............       18        15        96         11 (c)        18            18
Net Assets, End of Period (000)........... $254,357  $145,837  $129,339    $58,810       $16,276        $   87
The Ratios of Operating Expenses to
 Average Net Assets without giving effect
 to the voluntary expense agreement would
 have been (%)............................       --        --        --       0.59 (c)        --            --

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

            Salomon Brothers Strategic Bond Opportunities Portfolio

                                                                   Class A                       Class E
                                                --------------------------------------------  --------------
                                                                                              May 1, 2001(a)
                                                           Year Ended December 31,               through
                                                --------------------------------------------   December 31,
                                                  2001      2000     1999     1998     1997        2001
                                                --------  -------  -------  -------  -------  --------------
Net Asset Value, Beginning of Period........... $  11.42  $ 10.67  $ 11.43  $ 12.01  $ 11.62      $10.80
                                                --------  -------  -------  -------  -------      ------
Income From Investment Operations
Net Investment Income..........................     0.70     0.77     0.95     0.80     0.75        0.10
Net Realized and Unrealized Gain (Loss) on
 Investments...................................     0.04    (0.02)   (0.78)   (0.56)    0.54        0.30
                                                --------  -------  -------  -------  -------      ------
    Total From Investment Operations...........     0.74     0.75     0.17     0.24     1.29        0.40
                                                --------  -------  -------  -------  -------      ------
Less Distributions
Distributions From Net Investment Income.......    (0.96)    0.00    (0.93)   (0.79)   (0.76)       0.00
Distributions From Net Realized Capital Gains..     0.00     0.00     0.00    (0.02)   (0.14)       0.00
Distributions in Excess of Net Realized Capital
 Gains.........................................     0.00     0.00     0.00    (0.01)    0.00        0.00
                                                --------  -------  -------  -------  -------      ------
    Total Distributions........................    (0.96)    0.00    (0.93)   (0.82)   (0.90)       0.00
                                                --------  -------  -------  -------  -------      ------
Net Asset Value, End of Period................. $  11.20  $ 11.42  $ 10.67  $ 11.43  $ 12.01      $11.20
                                                ========  =======  =======  =======  =======      ======
Total Return (%)...............................      6.6      7.0      1.4      2.0     11.1         3.7 (b)
Ratio of Operating Expenses to Average
 Net Assets (%)................................     0.84     0.78     0.81     0.85     0.85        0.99 (c)
Ratio of Net Investment Income to Average Net
 Assets (%)....................................     6.44     6.90     8.15     7.20     7.32        5.50 (c)
Portfolio Turnover Rate (%)....................      248      360      224      283      258         248
Net Assets, End of Period (000)................ $109,448  $95,434  $94,910  $95,450  $71,202      $2,476
The Ratios of Operating Expenses to Average Net
 Assets without giving effect to the voluntary
 expense agreement would have been (%).........       --       --       --       --     0.87          --

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                  Salomon Brothers U.S. Government Portfolio

                                                                  Class A                       Class E
                                                -------------------------------------------  --------------
                                                                                             May 1, 2001(a)
                                                          Year Ended December 31,               through
                                                -------------------------------------------   December 31,
                                                  2001     2000     1999     1998     1997        2001
                                                --------  ------- -------  -------  -------  --------------
Net Asset Value, Beginning of Period........... $  11.94  $ 10.81 $ 11.47  $ 11.14  $ 10.83      $11.45
                                                --------  ------- -------  -------  -------      ------
Income From Investment Operations
Net Investment Income..........................     0.37     0.67    0.65     0.47     0.53        0.07
Net Realized and Unrealized Gain (Loss) on
 Investments...................................     0.41     0.46   (0.62)    0.37     0.40        0.44
                                                --------  ------- -------  -------  -------      ------
    Total From Investment Operations...........     0.78     1.13    0.03     0.84     0.93        0.51
                                                --------  ------- -------  -------  -------      ------
Less Distributions
Distributions From Net Investment Income.......    (0.75)    0.00   (0.66)   (0.45)   (0.53)       0.00
Distributions From Net Realized Capital Gains..     0.00     0.00   (0.03)   (0.06)   (0.05)       0.00
Distributions in Excess of Net Realized Capital
 Gains.........................................     0.00     0.00    0.00     0.00    (0.04)       0.00
                                                --------  ------- -------  -------  -------      ------
    Total Distributions........................    (0.75)    0.00   (0.69)   (0.51)   (0.62)       0.00
                                                --------  ------- -------  -------  -------      ------
Net Asset Value, End of Period................. $  11.97  $ 11.94 $ 10.81  $ 11.47  $ 11.14      $11.96
                                                ========  ======= =======  =======  =======      ======
Total Return (%)...............................      6.7     10.5     0.2      7.5      8.6         4.5 (b)
Ratio of Operating Expenses to Average Net
 Assets (%)....................................     0.70     0.70    0.70     0.70     0.70        0.85 (c)
Ratio of Net Investment Income to Average Net
 Assets (%)....................................     4.49     6.29    5.89     5.70     6.42        3.39 (c)
Portfolio Turnover Rate (%)....................      362      583     530      496      572         362
Net Assets, End of Period (000)................ $102,066  $57,173 $50,967  $45,807  $22,143      $6,289
The Ratios of Operating Expenses to Average Net
 Assets without giving effect to the voluntary
 expense agreement would have been (%).........     0.73     0.71    0.72     0.77     0.98        0.88 (c)

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                  State Street Research Bond Income Portfolio

                                          Class A                         Class B
                      -----------------------------------------------  --------------
                                                                       May 1, 2001(a)
                                  Year Ended December 31,                 through
                      -----------------------------------------------   December 31,
                        2001      2000     1999      1998      1997         2001
                      --------  -------- --------  --------  --------  --------------
Net Asset
 Value,
 Beginning of
 Period.............. $ 109.66  $ 101.40 $ 109.89  $ 108.52  $ 105.63     $103.37
                      --------  -------- --------  --------  --------     -------
Income From
 Investment
 Operations
Net Investment
Income...............     5.92      7.82     7.67      6.76      7.43        0.84
Net Realized
 and
 Unrealized
 Gain (Loss)
 on Investments......     3.20      0.44    (8.18)     3.00      4.05        4.49
                      --------  -------- --------  --------  --------     -------
    Total From
     Investment
     Operations......     9.12      8.26    (0.51)     9.76     11.48        5.33
                      --------  -------- --------  --------  --------     -------
Less
 Distributions
Distributions
From Net
Investment
Income...............    (9.45)     0.00    (7.72)    (6.64)    (7.51)       0.00
Distributions
 From Net
 Realized
 Capital Gains.......     0.00      0.00    (0.16)    (1.75)    (1.08)       0.00
Distributions
 in Excess of
 Net Realized
 Capital Gains.......     0.00      0.00    (0.10)     0.00      0.00        0.00
                      --------  -------- --------  --------  --------     -------
    Total
     Distributions...    (9.45)     0.00    (7.98)    (8.39)    (8.59)       0.00
                      --------  -------- --------  --------  --------     -------
Net Asset
 Value, End of
 Period.............. $ 109.33  $ 109.66 $ 101.40  $ 109.89  $ 108.52     $108.70
                      ========  ======== ========  ========  ========     =======
Total Return
 (%).................      8.8       8.1     (0.5)      9.0      10.9         5.2 (b)
Ratio of
 Operating
 Expenses to
 Average Net
 Assets (%)..........     0.49      0.47     0.48      0.48      0.52        0.74 (c)
Ratio of Net
 Investment
 Income to
 Average Net
 Assets (%)..........     5.99      7.37     7.12      6.66      6.97        5.07 (c)
Portfolio
 Turnover Rate
 (%).................      271        81       77        82        40         271
Net Assets,
 End of Period
 (000)............... $349,417  $283,140 $283,856  $267,791  $202,888     $ 7,931

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

                 State Street Research Money Market Portfolio

                                                                            Class A                         Class B
                                                       ------------------------------------------------  --------------
                                                                                                         May 1, 2001(a)
                                                                    Year Ended December 31,                 through
                                                       ------------------------------------------------   December 31,
                                                         2001      2000      1999      1998      1997         2001
                                                       --------  --------  --------  --------  --------  --------------
Net Asset Value, Beginning of Period.................. $ 100.00  $ 100.00  $ 100.00  $ 100.00  $ 100.00     $100.00
                                                       --------  --------  --------  --------  --------     -------
Income From Investment Operations
Net Investment Income.................................     3.88      6.05      4.85      5.13      5.08        1.95
                                                       --------  --------  --------  --------  --------     -------
    Total From Investment Operations..................     3.88      6.05      4.85      5.13      5.08        1.95
                                                       --------  --------  --------  --------  --------     -------
Less Distributions
Distributions From Net Investment Income..............    (3.88)    (6.05)    (4.85)    (5.13)    (5.08)      (1.95)
                                                       --------  --------  --------  --------  --------     -------
    Total Distributions...............................    (3.88)    (6.05)    (4.85)    (5.13)    (5.08)      (1.95)
                                                       --------  --------  --------  --------  --------     -------
Net Asset Value, End of Period........................ $ 100.00  $ 100.00  $ 100.00  $ 100.00  $ 100.00     $100.00
                                                       ========  ========  ========  ========  ========     =======
Total Return (%)......................................      4.0       6.2       5.0       5.3       5.3         2.0 (b)
Ratio of Operating Expenses to Average Net
 Assets (%)...........................................     0.42      0.41      0.40      0.45      0.45        0.67 (c)
Ratio of Net Investment Income to Average Net
 Assets (%)...........................................     3.80      6.04      4.89      5.15      5.21        1.65 (c)
Net Assets, End of Period (000)....................... $277,381  $242,346  $307,712  $203,597  $111,009     $15,407
The Ratios of Operating Expenses to Average Net
 Assets without giving effect to the voluntary expense
 agreement would have been (%)........................       --        --        --        --      0.50          --

--------
(a) Commencement of operations.
(b) Periods less than one year are not computed on an annualized basis.
(c) Computed on an annualized basis.

Appendix A To Prospectus

State Street Research Large Cap Value Portfolio Similarly Managed Fund Prior Performance

Because the State Street Research Large Cap Value Portfolio has not completed a full calendar year of investment operations, no performance history is available for this Portfolio. The following, however, sets forth total return information for the one-year and three-year periods ended December 31, 2002 for a similar mutual fund that is managed by the same sub-investment manager, and which has substantially similar investment strategies, policies and objectives, as this Portfolio. Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions.

The table also shows the total return information for appropriate indices for the same periods. The index performance information set forth below does not reflect any fees and expenses that the Portfolio will bear. Finally the table also shows the performance of the related Portfolio over the period since it adopted substantially similar investment strategies, policies and objectives to those of the Portfolio.

The similar mutual fund is shown for illustrative purposes only and does not necessarily predict future performance of the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual fund managed by the same sub-investment manager in such matters as size, cash flow pattern, expense levels and certain tax matters. Accordingly, the portfolio holdings and performance of the Portfolio will vary from those of the other mutual fund.

The performance figures set forth below do not reflect any of the charges, deductions, fees or other expenses under the terms of the variable annuity contracts and variable life insurance policies, or under Qualified Plans that may invest in the Portfolio. These charges may be substantial and will cause the investment return under such a contract or policy to be less than that of the Portfolio.

THE FOLLOWING PERFORMANCE INFORMATION DOES NOT REPRESENT THE PERFORMANCE OF ANY FUND PORTFOLIO EXCEPT IN THE RIGHT HAND COLUMN OF EACH TABLE.

State Street Research             State Street                             State Street
                                    Research                                 Research
Total Return for                   Large-Cap               Russell 1000      Large Cap
Period (unaudited)                Value Fund/1/ S&P 500/2/ Value Index/2/ Value Portfolio
------------------                ------------  ---------  -------------  ---------------
One Year (12/31/01 to 12/31/02)..        %            %            %            --
Three Year (12/31/99 to 12/31/02)        %            %            %            --

--------
/1/ As of December 31, 2002, State Street Research Large-Cap Value Fund, a mutual fund, had assets of $[145] million. The total returns were calculated using the actual fees and expenses of the fund whose performance is shown. Had the Portfolio's estimated fees and expenses been used (whether before or after estimated expense reimbursement), the performance figures would have been lower. Performance figures are based on historical performance and do not guarantee future results. The one-year and three-year performance figures shown are for the Class S shares of the State Street Research Large-Cap Value Fund, which commenced operations in 1986. The performance shown is for the period since November, 1998, when investment strategies substantially similar to those of the State Street Research Large Cap Value Portfolio were adopted.
/2/ The S&P 500 Index is an unmanaged index of common stocks that are primarily issued by companies with large aggregate market values. The Russell 1000 Value Index is an unmanaged index of common stocks of those companies included in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Performance for the indices has been obtained from public sources and has not been audited.

                        METROPOLITAN SERIES FUND, INC.
                           c/o MetLife Advisers, LLC
                              501 Boylston Street
                          Boston, Massachusetts 02116
                                (800) 638-7732

Statement of Additional Information (SAI)

The Fund's SAI contains more detailed information about the Fund. The SAI is incorporated by reference into this prospectus, which means that it is a part of this prospectus for legal purposes.

Shareholder Reports

The Fund's annual and semi-annual reports to shareholders contain additional information about each Portfolio. The Fund's annual report discusses the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year.

To obtain copies of these materials:

You may obtain free copies of the SAI or shareholder reports, request other information about a Portfolio, or make shareholder inquiries by calling toll free (800) 553-4459.

You may review and copy information about the Fund, including the SAI and shareholder reports, at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may call 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the Fund on the Internet at http://www.sec.gov. You may get copies of this information, upon payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Station of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

Metropolitan Series Fund, Inc.'s Investment Company Act file number is 811-3618.

                         METROPOLITAN SERIES FUND, INC.

                       STATEMENT OF ADDITIONAL INFORMATION

                                   MAY 1, 2003





This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the prospectuses of Metropolitan Series Fund, Inc. dated May 1, 2003, as any prospectus may be supplemented or amended from time to time (the "Prospectus"), and should only be read, with respect to a Portfolio, along with the Prospectus for that Portfolio. The annual report of the Fund for the year ending December 31, 2002 accompanies this SAI and is incorporated by reference. A copy of the Prospectus and the annual report may be obtained from Metropolitan Series Fund, Inc., c/o Metropolitan Life Insurance Company, Attn: Annuity Fulfillment Unit--MSF, 1600 Division Road, West Warwick, Rhode Island 02893 or by calling (800) 638-7732.

                                TABLE OF CONTENTS

                                                                            Page

General ................................................................       3

Investment Objectives and Policies .....................................       3

Investment Restrictions ................................................      15

Investment Practices ...................................................      28

Resolving Material Conflicts ...........................................      51

Determination of Net Asset Values ......................................      51

Fund Performance .......................................................      53

Expenses ...............................................................      60

Directors and Officers .................................................      61

Advisory Arrangements ..................................................      66

Distribution Agreements ................................................      77

Other Services .........................................................      79

Portfolio Transactions and Brokerage ...................................      81

Code of Ethics .........................................................      84

Description of the Fund ................................................      85

Taxes ..................................................................      86

Transfer Agent .........................................................      88

Financial Statements ...................................................      88

Appendix A-1 (Description of Bond Ratings) .............................      89

Appendix A-2 (Description of Commercial Paper Ratings) .................      92

Appendix B .............................................................      93

                                     GENERAL

         Defined terms used in this Statement of Additional Information (this "SAI"), but not defined herein, are used as they are defined in the Prospectus.

                       INVESTMENT OBJECTIVES AND POLICIES

         The investment objectives and principal investment strategies of each Portfolio (collectively the "Portfolios" and individually a "Portfolio") of Metropolitan Series Fund, Inc. (the "Fund") are set forth in Section II of the Prospectus. There can be no assurance that a Portfolio will achieve its investment objective. The information that follows sets out certain investment policies of each Portfolio other than the Lehman Brothers Aggregate Bond Index Portfolio, MetLife Mid Cap Stock Index Portfolio, MetLife Stock Index Portfolio, Morgan Stanley EAFE Index Portfolio and Russell 2000 Index Portfolio (the "Index Portfolios"). For more information about the investment policies of each Portfolio, see below under "Investment Restrictions" and "Investment Practices" and the Prospectus. Except as otherwise indicated, each Portfolio's investment objective and policies set forth in the Prospectus and this SAI are not fundamental and may be changed without shareholder approval. For purposes of a Portfolio's policy to invest at least 80% of its net assets in certain investments, net assets include the amount of any borrowings for investment purposes.

         The terms "shareholder approval" and "approval of a majority of the outstanding voting securities," as used in the Prospectus and this SAI, mean, with respect to a class of a Portfolio, approval by the lesser of (i) 67% of the shares of a class of the Portfolio represented at a meeting at which more than 50% of the outstanding shares of such class are represented or (ii) more than 50% of the outstanding shares of such class.

Alger Equity Growth Portfolio

         The Portfolio's investment objective is long-term capital appreciation. The Portfolio's assets will be invested primarily in a diversified, actively managed portfolio of equity securities, primarily of companies having a total market capitalization of $1 billion or greater. These companies may still be in the developmental stage, may be older companies that appear to be entering a new stage of growth progress, or may be companies providing products or services with a high unit volume growth rate.

         The Portfolio's subadviser, Fred Alger Management, Inc. ("Alger Management"), seeks to achieve the Portfolio's investment objective by investing in equity securities, such as common or preferred stocks or securities convertible into or exchangeable for equity securities, including warrants and rights. Except for temporary or defensive purposes, the Portfolio invests at least 80% of its total assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization of $1 billion or greater; the Portfolio may invest up to 20% of its total assets in equity securities of companies that, at the time of purchase, have total market capitalization of less than $1 billion. The Portfolio anticipates that it will invest primarily in companies whose securities are traded on domestic stock exchanges or in the over-the-counter market.

         The Portfolio may invest in bank and thrift obligations, obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities, foreign bank obligations and obligations of foreign branches of domestic banks, and variable rate master demand notes.

         The Portfolio (with respect to 20% of its total assets) may also purchase money market instruments and repurchase agreements. With respect to 15% of its net assets, the Portfolio may purchase restricted securities, including illiquid securities (but excluding Rule 144A securities deemed liquid by Alger Management), and may enter into short sales "against the box."

         The Portfolio may lend securities it owns so long as such loans do not exceed 33 1/3% of the Portfolio's total assets.

         Although the Portfolio's objective is long-term capital appreciation, it frequently sells securities to reflect changes in market, industry or individual company conditions or outlook even though it may only have held those securities for a short period. As a result of these policies, the Portfolio, under certain market conditions, may experience high portfolio turnover, although specific portfolio turnover rates are impossible to predict. In recent years, the portfolio turnover rate of the Portfolio has fluctuated considerably as a result of strategic shifts in portfolio holdings designed to maintain an optimum portfolio structure in view of general market conditions and movements in individual stock prices.

Balanced Portfolio

         The Portfolio's investment objective is long-term total return from a combination of capital appreciation and current income.

         No more than 5% of the assets of the fixed-income portfolio will be invested in non-U.S. dollar denominated securities (other than investment positions hedged back into the U.S. dollar).

Capital Guardian U.S. Equity Portfolio

         The Portfolio's investment objective is long-term growth of capital.

         The Portfolio may not make loans.

         The Portfolio may not borrow money, except that the Portfolio may (i) borrow for non-leveraging, temporary or emergency purposes and (ii) engage in reverse repurchase agreements, make other investments or engage in other transactions which may involve borrowing, in a manner consistent with the Portfolio investment objective and investment strategies, provided that the combination of (i) and (ii) shall not exceed 5% of the value of the Portfolio total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The Portfolio may borrow from banks or other persons to the extent permitted by applicable law.

         The Portfolio may not purchase or sell physical commodities, except that it may (i) enter into futures contracts and options thereon in accordance with applicable law and (ii) purchase or sell physical commodities if acquired as a result of ownership of securities or other instruments. The Portfolio will not consider stock index futures contracts, currency contracts, hybrid investments, swaps or other similar instruments to be commodities.

Davis Venture Value Portfolio

         The Portfolio's investment objective is growth of capital. Under normal circumstances, the Portfolio seeks to achieve its objective by investing the majority of its assets in common stocks that its subadviser, Davis Selected Advisers, L.P. ("Davis Selected"), believes have capital growth potential due to factors such as undervalued assets or earnings potential, product development and demand, favorable operating ratios, resources expansion, management abilities, reasonableness of market price, and favorable overall business prospects. The Portfolio will invest predominantly in equity securities of companies with market capitalizations of at least $10 billion. It may also invest in issuers with smaller capitalizations.

         The Portfolio may invest in foreign securities, and may hedge currency fluctuation risks related thereto. The Portfolio may invest in U.S. registered investment companies that primarily invest in foreign securities, provided that no such investment may cause more than 10% of the Portfolio's total assets to be invested in such companies. The Portfolio may invest in restricted securities, which may include Rule 144A securities.

         The Portfolio may write covered call options on its portfolio securities, but currently intends to write such options only to the extent that less than 5% of its net assets would be subject to the options.

         The Portfolio may lend securities it owns so long as such loans do not exceed 33 1/3% of the Portfolio's net assets.

FI Mid Cap Opportunities Portfolio

         The Portfolio's investment objective is long-term growth of capital.

         For purposes of normally investing at least 80% of the Portfolio's assets in securities of companies with medium market capitalizations, Fidelity Management & Research Company ("FMR") intends to measure the capitalization range of the S&P MidCap 400 Index and the Russell Midcap Index no less frequently than once a month.

         The Portfolio will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Portfolio's total assets would be hedged with futures and options under normal conditions;
(b) purchase futures contracts or write put options if, as a result, the Portfolio's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of the Portfolio's total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Portfolio would exceed 5% of the Portfolio's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

FI Structured Equity Portfolio

         The Portfolio's investment objective is long-term growth of capital.

         The Portfolio will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Portfolio's total assets would be hedged with futures and options under normal conditions;
(b) purchase futures contracts or write put options if, as a result, the Portfolio's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of the Portfolio's total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Portfolio would exceed 5% of the Portfolio's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

Franklin Templeton Small Cap Growth Portfolio

         The Portfolio may invest up to 5% of its total assets in corporate debt securities that Franklin Advisers, Inc., the Portfolio's subadviser, believes have the potential for capital appreciation as a result of improvement in the creditworthiness of the issuer. The receipt of income from debt securities is incidental to the Portfolio's investment goal. The Portfolio may buy both rated and unrated debt securities. The Portfolio will invest in securities rated B or better by Moody's or S&P or unrated securities of comparable quality. Currently, however, the Portfolio does not intend to invest more than 5% of its assets in debt securities (including convertible debt securities) rated lower than BBB by S&P or Baa by Moody's or unrated securities of comparable quality.

Harris Oakmark Focused Value Portfolio

         The Portfolio's investment objective is long-term capital appreciation. Harris Associates L.P. ("Harris"), the Portfolio's subadviser, invests the Portfolio's assets primarily in common stocks of U.S. companies, although it may invest up to 25% of its total assets (valued at the time of investment) in non-U.S. dollar-denominated securities of U.S. or foreign companies (other than securities represented by American Depositary Receipts (as defined in "Investment Practices - Foreign Equity Depositary Receipts")). Although securities represented by American Depositary Receipts are not subject to the above referenced 25% restriction, Harris has no present intention to invest more than 25% of the Portfolio's total assets in American Depositary Receipts and securities of foreign issuers.

         Harris may invest the Portfolio's assets in debt securities, including high yield debt (as defined in "Investment Practices - Lower Rated Fixed-income Securities (High Yield Debt)") and securities that are not rated. There are no restrictions as to the ratings of debt securities Harris may acquire or the portion of the Portfolio's assets that Harris may invest in debt securities in a particular ratings category except that Harris will not invest more than 25% of the Portfolio's total assets in high yield debt.

         Harris may also invest up to 10% of the Portfolio's total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, as long as no investment represents more than 3% of the outstanding voting stock of the acquired investment company at the time of investment.

         Harris may engage in lending of portfolio securities (as defined in "Investment Practices - Lending of Portfolio Securities") with up to 33 % of the Portfolio's total assets and in short sales (as defined in "Investment Practices
- Short Sales 'Against the Box'") with up to 20% of its total assets.

         Harris may purchase and sell both call options and put options on securities (as defined in "Investment Practices -Purchasing and Selling Options on Securities") for the Portfolio. Harris does not expect to purchase a call option or a put option if the aggregate value of all call and put options held by the Portfolio would exceed 5% of its assets. Harris will write call options and put options for the Portfolio only if such options are "covered" (as defined in "Investment Practices - Writing Covered Options").

     Harris has the flexibility to respond promptly to changes in market and economic conditions. In the interest of preserving shareholders' capital, Harris may employ a temporary defensive investment strategy if it determines such a strategy to be warranted. Pursuant to such a defensive strategy, Harris may hold the Portfolio's assets in cash (U.S. dollars, foreign currencies, or multinational currency units) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers. It is impossible to predict whether, when or for how long Harris will employ defensive strategies.

     In addition, pending investment of proceeds from new sales of the Portfolio's shares or to meet ordinary daily cash needs, Harris may temporarily hold the Portfolio's assets in cash (U.S. dollars, foreign currencies, or multinational currency units) and may invest any portion of its assets in money market instruments.

Harris Oakmark Large Cap Value Portfolio

     The Portfolio may not invest more than 2% of its net assets (valued at the time of investment) in warrants not listed on the New York or American stock exchanges, valued at cost, nor more than 5% of its net assets in all warrants, provided that warrants acquired in units or attached to other securities shall be deemed to be without value for purposes of this restriction.

     As a non-fundamental policy, the Portfolio may not purchase a call option or a put option if, immediately thereafter, the aggregate market value of all call and put options then held would exceed 10% of its net assets.

     The Portfolio may invest in forward foreign currency contracts.

Janus Growth Portfolio

     The Portfolio may invest up to 5% of its total assets in venture capital investments, although no more than 0.5% of its total assets will be invested in any one venture capital company.

     The Portfolio may invest up to 10% of its assets in zero coupon, pay-in-kind and step coupon securities.

     The Portfolio will not invest more than 5% of its assets in inverse floaters, which are debt instruments whose interest bears an inverse relationship to the interest rate on another security.

     The Portfolio does not intend to invest 35% or more of its net assets in bonds that are rated below investment grade (e.g., bonds rated BB or lower by Standard & Poor's Ratings Services or Ba or lower by Moody's Investors Service, Inc.).

Janus Mid Cap Portfolio

     The Portfolio may invest up to 5% of its total assets in venture capital investments, although no more than 0.5% of its total assets will be invested in any one venture capital company.

     The Portfolio may invest up to 10% of its assets in zero coupon, pay-in-kind and step coupon securities.

     The Portfolio may invest more than 5% of its assets in inverse floaters, which are debt instruments whose interest bears an inverse relationship to the interest rate on another security.

     The Portfolio does not intend to invest 35% or more of its net assets in bonds that are rated below investment grade (e.g., bonds rated BB or lower by Standard & Poor's Ratings Services or Ba or lower by Moody's Investors Service, Inc.).

Jennison Growth Portfolio

     The Portfolio's investment objective is long-term growth of capital.

     Jennison Associates LLC ("Jennison"), the Portfolio's subadviser, will normally invest at least 65% of the Portfolio's assets in equity-related securities of U.S. companies that exceed $1 billion in market capitalization and that Jennison believes have strong capital appreciation potential. These companies are generally considered to be in the medium-to-large capitalization range. The Portfolio may invest in common stocks, preferred stocks, convertible stocks and equity interests in partnerships, joint ventures and other noncorporate entities. The Portfolio may also invest in warrants and similar rights that can be exercised for equity securities. The Portfolio may invest up to 20% of its assets in money market instruments, U.S. government securities and derivatives. The Portfolio may invest up to 20% of its total assets in foreign securities. The 20% limitation on foreign securities does not include American Depositary Receipts ("ADRs") and other similar securities trading on U.S. exchanges or markets, through which the Portfolio may have exposure to foreign currencies.

     The Portfolio may not invest more than 5% of its total assets in unattached warrants or rights.

     The Portfolio may not, except as part of a merger, consolidation, acquisition or reorganization, invest more than 5% of the value of its total assets in the securities of any one investment company or more than 10% of the value of its total assets, in the aggregate, in the securities of two or more investment companies, or acquire more than 3% of the total outstanding voting securities of any one investment company; provided, however, that the Portfolio may invest in the securities of one or more investment companies to the extent permitted by any order of exemption granted by the Securities and Exchange Commission (the "SEC").

Loomis Sayles Small Cap Portfolio

     The Portfolio's investment objective is long-term capital growth from investments in common stocks or other equity securities.

     Loomis, Sayles & Company, L.P. ("Loomis Sayles") manages the Portfolio by investing primarily in stocks of small capitalization companies. Normally the Portfolio will invest at least 80% of its assets in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index. The capitalization range of the Russell 2000 Index will vary due to the market value fluctuations of the stocks in the Index. The index is reconstituted annually, normally in June. Just following this reconstitution, the capitalization range of the Index may be significantly different than it was prior to the reconstitution. (See "Performance Comparisons" in the section entitled "Fund Performance.")

     Under unusual market conditions as determined by Loomis Sayles, all or any portion of the Portfolio may be invested, for temporary, defensive purposes, in short-term debt instruments or in cash. In addition, under normal conditions, a portion of the Portfolio's assets may be invested in short-term assets for liquidity purposes or pending investment in other securities. Short-term investments may include U.S. Government securities, certificates of deposit, commercial paper and other obligations of corporate issuers rated in the top two rating categories by a major rating agency or, if unrated, determined to be of comparable quality by the subadviser, and repurchase agreements that are fully collateralized by cash, U.S. Government securities or high-quality money market instruments.

Met/Putnam Voyager Portfolio

     The Portfolio may invest in inverse floating obligations, premium securities, and interest-only and principal-only classes of mortgage-backed securities ("IOs" and "POs") without limit. The Portfolio, however, currently does not intend to invest more than 15% of its assets in inverse floating obligations or more than 35% of its assets in IOs and POs under normal market conditions.

     The Portfolio may enter into repurchase agreements, amounting to not more than 25% of its total assets.

MFS Investors Trust Portfolio

     The Portfolio's investment objective is long-term growth of capital with a secondary objective to seek reasonable current income.

     Under normal conditions, Massachusetts Financial Services Company ("MFS") will invest at least 65% of the Portfolio's total assets in equity securities of companies that are believed to have long-term prospects for growth and income.

     Consistent with its investment objective and policies described above, the Portfolio may also invest up to 20% of its net assets in foreign securities (including ADRs) which are not traded on a U.S. exchange.

MFS Research Managers Portfolio

     The Portfolio's investment objective is long-term growth of capital.

     The portfolio securities of the Portfolio are selected by a committee of investment research analysts. This committee includes investment analysts employed by MFS and its affiliates. The Portfolio's assets are allocated among industries by the analysts acting together as a group. Individual analysts are then responsible for selecting what they view as the securities best suited to meet the Portfolio's investment objective with their assigned industry responsibility.

     The Portfolio's policy is to invest a substantial proportion of its assets in equity securities of companies believed to possess better than average prospects for long-term growth. A small proportion of the assets may be invested in bonds, short-term obligations, preferred stocks or common stocks whose principal characteristic is income production rather than growth. Such securities may also offer opportunities for growth of capital as well as income. In the case of both growth stocks and income issues, emphasis is placed on selection of progressive, well-managed companies. The Portfolio's non-convertible debt investments, if any, may consist of "investment grade" securities (i.e., securities that earn one of the top four ratings from Moody's or Standard & Poor's or any other nationally recognized rating agency; or, if the securities are unrated, judged by MFS to be of similar quality) and, with respect to no more than 10% of the Portfolio's net assets, securities in the lower rated categories (i.e., securities rated below one of the top four ratings, as described above, or securities which MFS believes to be of similar quality to these lower rated securities (commonly known as "junk bonds")). For a description of bond ratings, see Appendix A to this SAI.

     Consistent with this investment objective and policies described above, the Portfolio may also invest up to 20% of its net assets in foreign securities (including ADRs and emerging market securities) which are not traded on a U.S. exchange.

MFS Total Return Portfolio

     The Portfolio's investment objective is a favorable total return through investment in a diversified portfolio.

     The Portfolio may lend securities it owns so long as such loans do not exceed 30% of the Portfolio's net assets.

Neuberger Berman Partners Mid Cap Value Portfolio

     The Portfolio normally may invest up to 35% of its total assets in debt securities and may invest up to 15% of its net assets in corporate debt securities rated below investment grade or unrated debt securities deemed by Neuberger Berman Management Inc., the Portfolio's subadviser, to be comparable to rated investment grade debt securities.

     Subsequent to its purchase by the Portfolio, an issue of debt securities may cease to be rated or its rating may be reduced, so that the securities would no longer be eligible for purchase by the Portfolio. In such a case, the Portfolio will engage in an orderly disposition of the downgraded securities to the extent necessary to ensure that the Portfolio's holdings of securities rated below investment grade and unrated debt securities deemed by Neuberger Berman Management Inc. to be comparable to rated investment grade debt securities will not exceed 15% of its net assets.

Putnam International Stock Portfolio

     The Portfolio may invest in inverse floating obligations, premium securities, and interest-only and principal-only classes of mortgage-backed securities ("IOs" and "POs") without limit. The Portfolio, however, currently does not intend to invest more than 15% of its assets in inverse floating obligations or more than 35% of its assets in IOs and POs under normal market conditions.

     The Portfolio may enter into repurchase agreements, amounting to not more than 25% of its total assets.

Salomon Brothers Strategic Bond Opportunities Portfolio

     The Portfolio's investment objective is a high level of total return consistent with preservation of capital.

     Based upon the assessment by Salomon Brothers Asset Management Inc. ("SBAM") of the relative risks and opportunities available in various market segments, assets will be allocated among U.S. Government obligations, mortgage-backed securities, domestic and foreign corporate debt and sovereign debt securities rated investment grade (i.e., securities that earn one of the top four ratings from Moody's or Standard & Poor's or any other nationally recognized rating agency; or, if the securities are unrated, judged by SBAM to be of similar quality) and domestic and foreign corporate debt and sovereign debt securities rated below investment grade. The Portfolio may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions, in the form of participation in such Loans and assignments of all or a portion of such loans from third parties. See "Investment Practices-Loan Participations and Assignments" below.

     Depending on market conditions, the Portfolio may invest without limit in high yield debt, which involves significantly greater risks, including price volatility and risk of default in the payment of interest and principal, than investments in higher-quality securities. Although SBAM does not anticipate investing in excess of 75% of the Portfolio's assets in domestic and developing country debt securities that are rated below investment grade, the Portfolio may invest a greater percentage in such securities when, in the opinion of the subadviser, the yield available from such securities outweighs their additional risks. Certain of the debt securities in which the Portfolio may invest may be rated as low as "C" by Moody's or "D" by S&P or, if unrated, determined to be of comparable quality to securities so rated. Securities rated below investment grade quality are considered high yield, high risk securities and are commonly known as "high yield debt" or "junk bonds." See "Investment Practices - Lower Rated Fixed-Income Securities" below. See Appendix A for more complete information on bond ratings.

     In addition, the Portfolio may invest in securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities, including mortgage-backed securities, and may also invest in preferred stocks, convertible securities (including those issued in the Euromarket), securities carrying warrants to purchase equity securities, privately placed debt securities, stripped mortgage securities, zero coupon securities and inverse floaters.

     The Portfolio may, and SBAM anticipates that under certain market conditions it will, invest up to 100% of its assets in foreign securities, including Brady Bonds. Brady Bonds are debt obligations created through the exchange of commercial bank loans for new obligations under a plan introduced by former U.S. Treasury Secretary Nicholas Brady. See "Investment

Practices-High Yield/High Risk Foreign Sovereign Debt Securities" below. There is no limit on the value of the Portfolio's assets that may be invested in the securities of any one country or in assets denominated in any one country's currency.

     The Portfolio may also invest in debt obligations issued or guaranteed by a foreign sovereign government or one of its agencies or political subdivisions and debt obligations issued or guaranteed by supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Such supranational issued instruments may be denominated in multi-national currency units.

     The Portfolio currently intends to invest substantially all of its assets in fixed-income securities. In order to maintain liquidity, the Portfolio may invest up to 20% of its assets in high-quality short-term money market instruments, provided, however, that short-term investment in securities for the forward settlement of trades is not included in this 20%.

     The Portfolio's subadviser has the discretion to select the range of maturities of the various fixed-income securities in which the Portfolio will invest. The weighted average maturity and the duration of the Portfolio may vary substantially from time to time depending on economic and market conditions.

     The Portfolio may purchase and sell (or write) exchange-listed and over-the-counter put and call options on securities, financial futures contracts, fixed-income indices and other financial instruments, enter into financial futures contracts, enter into interest rate transactions and enter into currency transactions. Interest rate transactions may take the form of swaps, structured notes, caps, floors and collars, and currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

     The Portfolio may lend securities it owns so long as such loans do not represent more than 20% of the Portfolio's assets.

     Although the Portfolio's investment objective is a high level of total return consistent with the preservation of capital, it frequently sells securities to reflect changes in market, industry or individual company conditions or outlook even though it may only have held those securities for a short period. As a result of these policies, the Portfolio, under certain market conditions, may experience high portfolio turnover, although specific portfolio turnover rates are impossible to predict. In recent years, the portfolio turnover rate of the Portfolio has fluctuated considerably as a result of strategic shifts in portfolio holdings designed to maintain an optimum portfolio structure in view of general market conditions and movements in individual stock prices. The Portfolio's use of reverse repurchase agreements and dollar rolls leads to higher portfolio turnover rates, which involve higher expenses.

Salomon Brothers U.S. Government Portfolio

     The Portfolio's investment objective is a high level of current income consistent with preservation of capital and maintenance of liquidity.

     SBAM seeks to achieve the Portfolio's investment objective by investing primarily in debt obligations (including mortgage-backed securities) issued or guaranteed by the U.S. Government or its agencies, authorities or instrumentalities, or repurchase agreements or derivative securities (such as collateralized mortgage obligations) backed by such securities.

     At least 80% of the total assets of the Portfolio will normally be invested in:

     (1) mortgage-backed securities guaranteed by the Government National Mortgage Association ("GNMA") which are supported by the full faith and credit of the U.S. Government. Such securities entitle the holder to receive all interest and principal payments when due, whether or not payments are actually made on the underlying mortgages;

     (2) U.S. Treasury obligations;

     (3) debt obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government which are backed by their own credit but are not necessarily backed by the full faith and credit of the U.S. Government;

     (4) mortgage-related securities guaranteed by agencies or instrumentalities of the U.S. Government which are supported by their own credit but not the full faith and credit of the U.S. Government, such as the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association ("FNMA");

     (5) repurchase agreements collateralized by any of the above; and

     (6) collateralized mortgage obligations issued by private issuers for which the underlying mortgage backed securities serving as collateral are backed (i) by the credit of the U.S. Government agency or instrumentality which issues or guarantees the mortgage backed securities, or (ii) by the full faith and credit of the U.S. Government.

     Any guarantee of the securities in which the Portfolio invests runs only to principal and interest payments on the securities and not to the market value of such securities or the principal and interest payments on the underlying mortgages. In addition, the guarantee runs to the portfolio securities held by the Portfolio and not to the purchase of shares of the Portfolio.

     The Portfolio may purchase or write options on securities, options on securities indices and options on futures contracts and may buy or sell futures on financial instruments and securities indices.

     Up to 20% of the assets of the Portfolio may be invested in marketable debt securities of domestic issuers and of foreign issuers (payable in U.S. dollars) rated "investment grade" (i.e., securities that earn one of the top four ratings from Moody's or Standard & Poor's or any other nationally recognized rating agency; or, if the securities are unrated, judged by SBAM to be of similar quality), convertible securities (including those issued in the Euromarket), securities carrying warrants to purchase equity securities and privately placed debt securities.

     The Portfolio may lend securities it owns so long as such loans do not represent more than 20% of the Portfolio's assets.

     Although the Portfolio's objective is a high level of total return consistent with the preservation of capital, it frequently sells securities to reflect changes in market, industry or individual company conditions or outlook even though it may only have held those securities for a short period. As a result of these policies, the Portfolio, under certain market conditions, may experience high portfolio turnover, although specific portfolio turnover rates are impossible to predict. In recent years, the portfolio turnover rate of the Portfolio has fluctuated considerably as a result of strategic shifts in portfolio holdings designed to maintain an optimum portfolio structure in view of general market conditions and movements in individual stock prices

Scudder Global Equity Portfolio

     The Portfolio may not enter into either of reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets.

     As a non-fundamental policy, the Portfolio may not purchase options, unless the aggregate premiums paid on all such options held by the Portfolio at any time do not exceed 20% of its total assets.

     The Portfolio may not purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the Portfolio's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value).

     The Portfolio may not invest more than 5% of its total assets in debt securities that are rated Baa or below by Moody's or BBB or below by S&P, or deemed by Deutsche Investment Management, the Portfolio's subadviser, to be of comparable quality.

State Street Research Aggressive Growth Portfolio

         As a non-fundamental policy, the Portfolio may not engage in transactions in options except that investments in essentially financial items or arrangements such as, but not limited to, options on securities, securities indices, interest rates and currencies, and options on futures on securities, securities indices, interest rates and currencies shall not be deemed investments in options.

         It is the Portfolio's policy not to make an investment in restricted securities, including Rule 144A Securities, if, as a result, more than 35% of the Portfolio's total assets are invested in restricted securities, provided not more than 10% of the Portfolio's total assets are invested in restricted securities other than Rule 144A Securities.

         Repurchase agreements will be limited to 30% of the Portfolio's net assets, except that repurchase agreements extending for more than seven days when combined with any other illiquid securities, as determined by State Street Research & Management Company ("State Street Research"), the Portfolio's subadviser, held by the Portfolio will be limited to 15% of the Portfolio's net assets.

         The Portfolio may hold up to 100% of its assets in cash or high-quality debt securities for temporary defensive purposes. The Portfolio will adopt a temporary defensive position when, in the opinion of State Street Research, such a position is more likely to provide protection against adverse market conditions than adherence to the Portfolio's other investment policies.

State Street Research Aurora Portfolio

         As a non-fundamental policy, the Portfolio may not to engage in transactions in options except in connection with options on securities, securities indices and currencies, and options on futures on securities, securities indices and currencies.

         Repurchase agreements will be limited to 30% of the Portfolio's net assets, except that repurchase agreements extending for more than seven days when combined with any other illiquid securities, as determined by State Street Research, held by the Portfolio will be limited to 15% of the Portfolio's net assets.

         It is the Portfolio's policy not to make an investment in restricted securities, including Rule 144A Securities, if, as a result, more than 35% of the Portfolio's total assets are invested in restricted securities, provided not more than 10% of the Portfolio's total assets are invested in restricted securities other than Rule 144A Securities.

         The Portfolio may hold up to 100% of its assets in cash or high-quality debt securities for temporary defensive purposes. The Portfolio will adopt a temporary defensive position when, in the opinion of State Street Research, such a position is more likely to provide protection against adverse market conditions than adherence to the Portfolio's other investment policies.

State Street Research Bond Income Portfolio

         The Portfolio's investment objective is a competitive total return primarily from investing in fixed-income securities.

         The Portfolio may lend securities it owns so long as such loans do not exceed 33 1/3% of the Portfolio's total assets.

State Street Research Diversified Portfolio

         As a non-fundamental policy, the Portfolio may not engage in transactions in options except in connection with options on securities, securities indices, currencies and interest rates, and options on futures on securities, securities indices, currencies and interest rates.

         It is the Portfolio's policy not to make an investment in restricted securities, including Rule 144A Securities, if, as a result, more than 50% of the Portfolio's total assets are invested in restricted securities, provided not more than 15% of the Portfolio's total assets are invested in restricted securities other than Rule 144A Securities.

         The Portfolio may hold up to 100% of its assets in cash or high-quality debt securities for temporary defensive purposes. The Portfolio will adopt a temporary defensive position when, in the opinion of State Street Research, such a position is more likely to provide protection against adverse market conditions than adherence to the Portfolio's other investment policies.

State Street Research Investment Trust Portfolio

         It is the Portfolio's policy not to make an investment in restricted securities, including Rule 144A Securities, if, as a result, more than 35% of the Portfolio's total assets are invested in restricted securities, provided not more than 15% of the Portfolio's total assets are invested in restricted securities other than Rule 144A Securities.

         The Portfolio may hold up to 100% of its assets in cash or high-quality debt securities for temporary defensive purposes. The Portfolio will adopt a temporary defensive position when, in the opinion of State Street Research, such a position is more likely to provide protection against adverse market conditions than adherence to the Portfolio's other investment policies.

State Street Research Large Cap Value Portfolio

         It is the Portfolio's policy not to make an investment in restricted securities, including Rule 144A Securities, if, as a result, more than 35% of the Portfolio's total assets are invested in restricted securities, provided not more than 10% of the Portfolio's total assets are invested in restricted securities other than Rule 144A Securities.

         Repurchase agreements will be limited to 30% of the Portfolio's net assets, except that repurchase agreements extending for more than seven days when combined with any other illiquid securities, as determined by State Street Research, held by the Portfolio will be limited to 15% of the Portfolio's net assets.

         The Portfolio may hold up to 100% of its assets in cash or high-quality debt securities for temporary defensive purposes. The Portfolio will adopt a temporary defensive position when, in the opinion of State Street Research, such a position is more likely to provide protection against adverse market conditions than adherence to the Portfolio's other investment policies.

State Street Research Money Market Portfolio

         The Portfolio's investment objective is a high level of current income consistent with preservation of capital.

         In determining how much of the Portfolio's investments are in a given industry, securities issued by foreign governments are excluded. Companies engaged in the business of financing may be classified according to the industries of their parent or sponsor companies, or industries that otherwise most affect such financing companies. Issuers of asset-backed pools will be classified as separate industries based on the nature of the underlying assets, such as mortgages and credit card receivables. "Asset-backed mortgages" includes private pools of nongovernment-backed mortgages.

         The Portfolio may elect to concentrate its investments in obligations of domestic banks, including certain U.S. branches and agencies of foreign banks and certain foreign branches of U.S. banks. The Portfolio expects that investment, if any, in such obligations will consist principally of obligations which are issued by U.S. branches and agencies of foreign banks for sale in the U.S., subject to the belief of State Street Research that the risks described below are reduced in the case of such bank obligations. The Portfolio also may invest up to 25% of its total assets in obligations of foreign banks located abroad and obligations of foreign branches of domestic banks not having a guarantee of a U.S. bank. This 25% limit does not apply to investments in U.S. branches of foreign banks, which may be considered domestic banks if it can be demonstrated that they are subject to the same regulation as U.S. banks.

         All the Portfolio's investments mature in less than 397 days and the average maturity of the Portfolio's securities based on their dollar value will not exceed 90 days at the time of each investment. Money market instruments maturing in less than 397 days tend to yield less than obligations of comparable quality having longer maturities. See "Determination of Net Asset Values" and "Fund Performance." Where obligations of greater than one year are used to secure the Portfolio's repurchase agreements, the repurchase agreements themselves will have very short maturities. If the disposition of a portfolio security results in a dollar-weighted average portfolio maturity in excess of 90 days, the Portfolio will invest its available cash in such a manner as to reduce its dollar-weighted average portfolio maturity to 90 days or less as soon as reasonably practicable.

         In seeking to provide the highest possible level of current income consistent with preservation of capital, the Portfolio may not necessarily invest in money market instruments paying the highest available yield at a particular time. The Portfolio, consistent with its investment objective, attempts to maximize income by engaging in portfolio trading and by buying and selling portfolio investments in anticipation of or in response to changing economic and money market conditions and trends. The Portfolio may also invest to take advantage of what are believed to be temporary disparities in the yields of different segments of the high grade money market or among particular instruments within the same segment of the market. These policies, as well as the relatively short maturity of obligations to be purchased by the Portfolio, may result in frequent changes in the Portfolio's investment portfolio of money market instruments. The value of the securities in the Portfolio's investment portfolio can be expected to vary inversely to changes in prevailing interest rates. Thus, if interest rates increase after a security is purchased, that security, if sold, might be sold at less than cost. Conversely, if interest rates decline after purchase, the security, if sold, might be sold at a profit. In either instance, if the security were held to maturity, no gain or loss would normally be realized as a result of these fluctuations. Substantial redemptions of shares of the Portfolio could require the sale of portfolio investments at a time when a sale might not be desirable.

T. Rowe Price Large Cap Growth Portfolio

         The Portfolio may not purchase securities of open-end or closed-end investment companies except (i) in compliance with the Investment Company Act of 1940, as amended (the "1940 Act") or (ii) securities of the T. Rowe Price Reserve Investment or Government Reserve Investment Funds.

         The Portfolio may not purchase participations or other direct interests in or enter into leases with respect to oil, gas, or other mineral exploration or development programs if, as a result thereof, more than 5% of the value of the total assets of the Portfolio would be invested in such programs.

         The Portfolio may not invest in warrants if, as a result thereof, more than 10% of the value of the net assets of the Portfolio would be invested in warrants.

T. Rowe Price Small Cap Growth Portfolio

         The Portfolio may not purchase securities of open-end or closed-end investment companies except (i) in compliance with the 1940 Act or (ii) securities of the T. Rowe Price Reserve Investment or Government Reserve Investment Funds.

         The Portfolio may not purchase participations or other direct interests in or enter into leases with respect to oil, gas, or other mineral exploration or development programs if, as a result thereof, more than 5% of the value of the total assets of the Portfolio would be invested in such programs.

         The Portfolio may not invest in warrants if, as a result thereof, more than 10% of the value of the net assets of the Portfolio would be invested in warrants.

Zenith Equity Portfolio

     The Portfolio's investment objective is long-term capital appreciation.

     The Portfolio seeks to achieve its investment objective by investing in three other Portfolios of the Fund. MetLife Advisers, LLC ("MetLife Advisers") invests the Portfolio's assets equally among Capital Guardian U.S. Equity, Jennison Growth and FI Structured Equity (the "Underlying Portfolios"). MetLife Advisers maintains this equal division of assets among the Underlying Portfolios by rebalancing the Portfolio's assets each fiscal quarter. Each Underlying Portfolio has a different subadviser who will use a separate set of investment strategies, exposing each Underlying Portfolio to its own investment risks.

     For information regarding the investment strategies of the Underlying Portfolios, and the risks associated with those strategies, please refer to the information above which relates to the Underlying Portfolios and the sections below entitled "Investment Restrictions" and "Investment Practices."

                             INVESTMENT RESTRICTIONS

     The following is a description of fundamental and non-fundamental restrictions on the investments to be made by the thirty-seven Portfolios. Fundamental restrictions may not be changed without the approval of a majority of the outstanding voting securities of the relevant Portfolio. Non-fundamental restrictions may be changed without such vote. Percentage tests regarding any investment restriction apply only at the time that a Portfolio is making that investment. State insurance laws and regulations may impose additional limitations on a Portfolio's investments, including its ability to borrow, lend, and use options, futures and other derivative instruments. In addition, these laws may require that a Portfolio's investments meet additional diversification or other requirements. A policy is fundamental only if the Prospectus or this SAI states that it is fundamental or that it may be changed only by shareholder vote.

Fundamental Investment Restrictions

     Each of Franklin Templeton Small Cap Growth, Harris Oakmark Large Cap Value, Janus Growth, Janus Mid Cap, Lehman Brothers Aggregate Bond Index, MetLife Mid Cap Stock Index, MetLife Stock Index, Met/Putnam Voyager, Morgan Stanley EAFE Index, Neuberger Berman Partners Mid Cap Value, Putnam International Stock, Russell 2000 Index, State Street Research Aggressive Growth, State Street Research Aurora, State Street Research Diversified, State Street Research Investment Trust, State Street Research Large Cap Value, Scudder Global Equity, T. Rowe Price Large Cap Growth and T. Rowe Price Small Cap Growth may not:

     1. (a) Borrow money to purchase securities or purchase securities on margin; (b) borrow money more than 5% of total assets for extraordinary or emergency purposes (e.g., to honor redemption requests which might otherwise require the sale of securities at an inopportune time); or (c) borrow in the form of short-term credits necessary to clear Portfolio transactions or to enter into reverse repurchase agreements with banks, together with amounts borrowed for extraordinary or emergency purposes, more than 1/3 of the amount by which total assets exceed total liabilities (excluding the liabilities represented by such obligations). The investment restrictions in (b) and (c) above do not apply to Scudder Global Equity.

     2. Engage in the underwriting of securities of other issuers except to the extent that in selling portfolio securities it may be deemed to be a "statutory" underwriter for purposes of the Securities Act of 1933.

     3.   Issue senior securities.

     4.   Sell call options which are not covered options.

     5. Make loans but this shall not prohibit a Portfolio from entering into repurchase agreements or purchasing bonds, notes, debentures or other obligations of a character customarily purchased by institutional or individual investors.

     6. Invest more than 10% of total assets (including REITs) in real estate interests, including real estate mortgage loans, provided that the limit shall not restrict investments in exchange-traded real estate investment trusts and shares of other real estate companies.

     7. Invest more than 25% of total assets in securities issued by companies primarily engaged in any one industry; provided that: (a) utilities will be considered separate industries according to type of service;
          (b) oil and oil related companies will be considered separate industries according to type (e.g., domestic crude oil and gas producers, domestic integrated oil companies, international oil companies, and oil service companies will each be deemed a separate industry); and (c) savings, loan associations, and finance companies will be considered separate industries. For these purposes, money market instruments issued by a foreign branch of a domestic bank will not be deemed to be an investment in a domestic bank. The Fund will disclose when more than 25% of these above-mentioned Portfolios' total assets are invested in four oil related industries.

          With respect to these above-mentioned Portfolios, if the Prospectus or this SAI specifically states that one or more of such Portfolios may engage in practices that would otherwise violate a fundamental policy, such exception is also part of such Portfolio's fundamental policies. (On the other hand, any policy set forth in the Prospectus or in the "Investment Objectives and Policies" section of this SAI for these Portfolios that is more restrictive than any fundamental policy on the same subject may be changed without any shareholder vote.)

          None of Alger Equity Growth, Balanced Portfolio, Capital Guardian U.S. Equity, Davis Venture Value, FI Mid Cap Opportunities, FI Structured Equity, Harris Oakmark Focused Value, Jennison Growth, Loomis Sayles Small Cap, MFS Investors Trust, MFS Research Managers, MFS Total Return, Salomon Brothers Strategic Bond Opportunities, Salomon Brothers U.S. Government, State Street Research Bond Income, State Street Research Money Market and Zenith Equity will:

     1. Borrow money, except to the extent permitted by applicable law, regulation or order;

     2. Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws (this limit does not apply to FI Mid Cap Opportunities; FI Mid Cap Opportunities will not underwrite securities issued by others, except to the extent that the Portfolio may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies);

     3. Purchase or sell real estate, except that, consistent with its investment policies, the Portfolio may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein;

     4. Purchase or sell commodities or commodity contracts, except that, consistent with its investment policies, the Portfolio may purchase and sell financial futures contracts and options and may enter into swap agreements, foreign exchange contracts and other financial transactions not requiring the delivery of physical commodities;

     5. Make loans, except by purchasing debt obligations in which the Portfolio may invest consistent with its investment policies, by entering into repurchase agreements, by lending its portfolio securities, or as otherwise permitted by applicable law, regulation or order;

     6. Purchase securities (other than (i) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, (ii) securities of a registered investment company, and (iii) in the case of State Street Research Money Market, bank instruments issued by domestic banks and U.S. branches of foreign banks) if, as a result of such purchase, more than 25% of the total assets of the Portfolio (as of the time of investment) would be invested in any one industry, except to the extent permitted by applicable law, regulation or order; or

     7. Issue any senior securities except to the extent permitted by applicable law, regulation or order (for purposes of this restriction, collateral arrangements with respect to any type of swap, option, forward contract or futures contract and collateral arrangements with respect to initial and variation margin are not deemed to involve the issuance of a senior security).

The following sets out additional fundamental policies and restrictions for certain Portfolios:

Franklin Templeton Small Cap Growth Portfolio

As a fundamental policy, the Portfolio may not:

     a. Invest more than 25% of total assets in foreign securities (including investments through European Depository Receipts ("EDRs") and International Depository Receipts ("IDRs"), but excluding investments through American Depository Receipts ("ADRs")).

     b.   Lend portfolio securities in excess of 20% of total assets.

     c. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy);
          (iii) purchase and sell currency futures contracts (on recognized futures exchanges) as a hedge or to adjust exposure to the currency market (the recognized exchange requirement and limitation as to purpose are non-fundamental policies); (iv) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iv) is non-fundamental); and (v) sell covered put options on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter into futures contracts. The policies in (i) and
          (iv) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or
          (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii), (iii) and (v) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

     d. Sell put options other than to close out option positions previously entered into; provided that the Portfolio may sell covered put options on securities and stock indices to earn additional income, as a hedge against or to minimize anticipated loss in value.

Harris Oakmark Large Cap Value Portfolio

As a fundamental policy, the Portfolio may not:

     a. Invest more than 25% of total assets in foreign securities (including investments through European Depository Receipts ("EDRs") and International Depository Receipts ("IDRs"), but excluding investments through American Depository Receipts ("ADRs")).

     b.   Lend portfolio securities in excess of 33 1/3% of total assets.

     c. Sell put options other than to close out option positions previously entered into.

     d. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; and
          (ii) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (ii) is non-fundamental). The policies in (i) and (ii) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission). The Portfolio's policy to not purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return is a non-fundamental policy.

Janus Growth Portfolio

As a fundamental policy, the Portfolio may not:

     a.   Lend portfolio securities in excess of 25% of total assets.

     b. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy);
          (iii) purchase and sell currency futures contracts (on recognized futures exchanges) as a hedge or to adjust exposure to the currency market (the recognized exchange requirement and limitation as to purpose are non-fundamental policies); (iv) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iv) is non-fundamental); and (v) sell covered put options on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter into futures contracts. The policies in (i) and
          (iv) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or
          (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii), (iii) and (v) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

     c. Sell put options other than to close out option positions previously entered into; provided that the Portfolio may (i) sell covered put options on securities and stock indices to earn additional income, as a hedge against or to minimize anticipated loss in value; and (ii) sell covered put options on currencies as a hedge against anticipated declines in currency exchange rates in which securities are held or to be purchased or to earn additional income.

Janus Mid Cap Portfolio

As a fundamental policy, the Portfolio may not:

     a. Invest more than 30% of total assets in foreign securities (including investments through European Depository Receipts ("EDRs") and International Depository Receipts ("IDRs"), but excluding investments through American Depository Receipts ("ADRs")) denominated in a foreign currency and not publicly traded in the U.S.

     b.   Lend portfolio securities in excess of 25% of total assets.

     c. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy);
          (iii) purchase and sell currency futures contracts (on recognized futures exchanges) as a hedge or to adjust exposure to the currency market (the recognized exchange requirement and limitation as to purpose are non-fundamental policies); (iv) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iv) is non-fundamental); and (v) sell covered put options on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter into futures contracts. The policies in (i) and (iv) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii), (iii) and (v) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

     d. Sell put options other than to close out option positions previously entered into; provided that the Portfolio may (i) sell covered put options on securities and stock indices to earn additional income, as a hedge against or to minimize anticipated loss in value; and (ii) sell covered put options on currencies as a hedge against anticipated declines in currency exchange rates in which securities are held or to be purchased or to earn additional income.

Lehman Brothers(R) Aggregate Bond Index Portfolio

As a fundamental policy, the Portfolio may not:

     a.   Lend portfolio securities in excess of 33 1/3% of total assets.

     b. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; and
          (ii) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (ii) is non-fundamental). The policies in (i) and (ii) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission). The Portfolio's policy to not purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return is a non-fundamental policy.

     c. Sell put options other than to close out option positions previously entered into.

     d. For purposes of the application of the industry concentration fundamental investment restriction in 7 above to the Portfolio, companies engaged in the business of financing may be classified according to the industries of their parent or sponsor companies, or industries that otherwise most affect the financing companies.

MetLife Stock Index Portfolio

As a fundamental policy, the Portfolio may not:

     a. Invest more than 10% of total assets in foreign securities (including investments through European Depository Receipts ("EDRs") and International Depository Receipts ("IDRs"), but excluding investments through American Depository Receipts ("ADRs")) except 25% of total assets may be invested in securities issued, assumed, or guaranteed by foreign governments or their political subdivisions or instrumentalities; assumed or guaranteed by domestic issuers; or issued, assumed, or guaranteed by foreign issuers with a class of securities listed on NYSE.

     b.   Lend portfolio securities in excess of 20% of total assets.

     c. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy); and
          (iii) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iii) is non-fundamental). The policies in (i) and (iii) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

     d. Sell put options other than to close out option positions previously entered into.

Met/Putnam Voyager Portfolio

As a fundamental policy, the Portfolio may not:

     a. Invest more than 10% of total assets in foreign securities (including investments through European Depository Receipts ("EDRs") and International Depository Receipts ("IDRs"), but excluding investments through American Depository Receipts ("ADRs")) except that 25% of total assets may be invested in securities issued, assumed, or guaranteed by foreign governments or their political subdivisions or instrumentalities; assumed or guaranteed by domestic issuers; or issued, assumed, or guaranteed by foreign issuers with a class of securities listed on NYSE.

     b.   Lend portfolio securities in excess of 33 1/3% of total assets.

     c. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy);
          (iii) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iii) is non-fundamental); and (iv) sell covered put options on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter into futures contracts. The policies in (i) and (iii) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii) and (iv) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

     d. Sell put options other than to close out option positions previously entered into; provided that the Portfolio may sell covered put options on securities and stock indices to earn additional income, as a hedge against or to minimize anticipated loss in value.

Morgan Stanley EAFE(R) Index Portfolio

As a fundamental policy, the Portfolio may not:

     a.   Lend portfolio securities in excess of 33 1/3% of total assets.

     b. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy); and
          (iii) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iii) is non-fundamental). The policies in (i) and (iii) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

     c. Sell put options other than to close out option positions previously entered into.

Neuberger Berman Partners Mid Cap Value Portfolio

As a fundamental policy, the Portfolio may not:

     a. Invest more than 10% of total assets in foreign securities (including investments through European Depository Receipts ("EDRs") and International Depository Receipts ("IDRs"), but excluding investments through American Depository Receipts ("ADRs")).

     b.   Lend portfolio securities in excess of 33?% of total assets.

     c. Invest in commodities or commodity contracts. The Portfolio's policy to not purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return is a non-fundamental policy.

     d. Sell put options other than to close out option positions previously entered into.

Putnam International Stock Portfolio

As a fundamental policy, the Portfolio may not:

     a.   Lend portfolio securities in excess of 20% of total assets.

     b. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy);
          (iii) purchase and sell currency futures contracts (on recognized futures exchanges) as a hedge or to adjust exposure to the currency market (the recognized exchange requirement and limitation as to purpose are non-fundamental policies); (iv) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iv) is non-fundamental); and (v) sell covered put options on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter into futures contracts. The policies in (i) and (iv) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii), (iii) and (v) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

     c. Sell put options other than to close out option positions previously entered into; provided that the Portfolio may (i) sell covered put options on securities and stock indices to earn additional income, as a hedge against or to minimize anticipated loss in value; and (ii) sell covered put options on currencies as a hedge against anticipated declines in currency exchange rates in which securities are held or to be purchased or to earn additional income.

Russell 2000(R) Index Portfolio and MetLife Mid Cap Stock Index Portfolio

As a fundamental policy, the Portfolios may not:

     a. Invest more than 10% of total assets in foreign securities (including investments through European Depository Receipts ("EDRs") and International Depository Receipts ("IDRs"), but excluding investments through American Depository Receipts ("ADRs")) except that 25% of total assets may be invested in securities issued, assumed, or guaranteed by foreign governments or their political subdivisions or instrumentalities; assumed or guaranteed by domestic issuers; or issued, assumed, or guaranteed by foreign issuers with a class of securities listed on NYSE.

     b.   Lend portfolio securities in excess of 33 1/3% of total assets.

     c. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy); and
          (iii) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iii) is non-fundamental). The policies in (i) and (iii) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

     d. Sell put options other than to close out option positions previously entered into.

Scudder Global Equity Portfolio

As a fundamental policy, the Portfolio may not:

     a.   Lend portfolio securities in excess of 33 1/3% of total assets.

     b. (i) Borrow money in excess of 33 1/3% of total assets for extraordinary or emergency purposes (e.g., to honor redemption requests which might otherwise require the sale of securities at an inopportune time), provided that if these obligations with reverse repurchase agreements do not exceed 5% of total assets, no additional securities will be purchased for the Portfolio; or (ii) borrow in the form of short-term credits necessary to clear Portfolio transactions or enter into reverse repurchase agreements with banks, together with amounts borrowed for extraordinary or emergency purposes, more than 1/3 of the amount by which total assets exceed total liabilities (excluding the liabilities represented by such obligations).

     c. Commit more than 5% of the Portfolio's assets to transactions in options, futures or other "derivative" instruments that are intended for any purpose other than to protect against changes in market values of investments the Portfolio owns or intends to acquire, to facilitate the sale or disposition of investments for the Portfolio, or to adjust the effective duration or maturity of fixed income instruments owned by the Portfolio.

     d. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy);
          (iii) purchase and sell currency futures contracts (on recognized futures exchanges) as a hedge or to adjust exposure to the currency market (the recognized exchange requirement and limitation as to purpose are non-fundamental policies); (iv) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iv) is non-fundamental); and (v) sell covered put options on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter into futures contracts. The policies in (i) and
          (iv) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or
          (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii), (iii) and (v) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

     e. Sell put options other than to close out option positions previously entered into; provided that the Portfolio may (i) sell covered put options on securities and stock indices to earn additional income, as a hedge against or to minimize anticipated loss in value; and (ii) sell covered put options on currencies as a hedge against anticipated declines in currency exchange rates in which securities are held or to be purchased or to earn additional income.

State Street Research Aggressive Growth Portfolio and State Street Research Investment Trust Portfolio

As a fundamental policy, these Portfolios may not:

     a. Invest more than 10% of total assets in foreign securities (including investments through European Depository Receipts ("EDRs") and International Depository Receipts ("IDRs"), but excluding investments through American Depository Receipts ("ADRs")) except that 25% of total assets may be invested in securities issued, assumed, or guaranteed by foreign governments or their political subdivisions or instrumentalities; assumed or guaranteed by domestic issuers; or issued, assumed, or guaranteed by foreign issuers with a class of securities listed on NYSE.

     b.   Lend portfolio securities in excess of 20% of total assets.

     c. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy); and
          (iii) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iii) is non-fundamental). The policies in (i) and (iii) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

     d. Sell put options other than to close out option positions previously entered into.

     e. For purposes of the application of the industry concentration fundamental investment restriction in 7 above to the Portfolio, companies engaged in the business of financing may be classified according to the industries of their parent or sponsor companies, or industries that otherwise most affect the financing companies.

State Street Research Aurora Portfolio and State Street Research Large Cap Value Portfolio

As a fundamental policy, these Portfolios may not:

     a.   Lend portfolio securities in excess of 33 1/3% of total assets.

     b. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy);
          (iii) purchase and sell currency futures contracts (on recognized futures exchanges) as a hedge or to adjust exposure to the currency market (the recognized exchange requirement and limitation as to purpose are non-fundamental policies); (iv) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iv) is non-fundamental); and (v) sell covered put options on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter into futures contracts. The policies in (i) and
          (iv) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or
          (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii), (iii) and (v) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

     c. Sell put options other than to close out option positions previously entered into; provided that the Portfolio may (i) sell covered put options on securities and stock indices to earn additional income, as a hedge against or to minimize anticipated loss in value; and (ii) sell covered put options on currencies as a hedge against anticipated declines in currency exchange rates in which securities are held or to be purchased or to earn additional income.

     d. For purposes of the application of the industry concentration fundamental investment restriction in 7 above to the Portfolio, companies engaged in the business of financing may be classified according to the industries of their parent or sponsor companies, or industries that otherwise most affect the financing companies.

State Street Research Diversified Portfolio

As a fundamental policy, the Portfolio may not:

     a. Invest more than 10% of total assets in foreign securities (including investments through European Depository Receipts ("EDRs") and International Depository Receipts ("IDRs"), but excluding investments through American Depository Receipts ("ADRs")) except that 25% of total assets may be invested in securities issued, assumed, or guaranteed by foreign governments or their political subdivisions or instrumentalities; assumed or guaranteed by domestic issuers; or issued, assumed, or guaranteed by foreign issuers with a class of securities listed on NYSE.

     b.   Lend portfolio securities in excess of 20% of total assets.

     c. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy); and
          (iii) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iii) is non-fundamental). The policies in (i) and (iii) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

     d. Sell put options other than to close out option positions previously entered into.

     e. For purposes of the application of the industry concentration fundamental investment restriction in 7 above to the Portfolio, companies engaged in the business of financing may be classified according to the industries of their parent or sponsor companies, or industries that otherwise most affect the financing companies. Also, the 25% limitation in 7 above shall not apply to the Portfolio's (a) money market securities, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and (b) bank issued debt securities.

T. Rowe Price Large Cap Growth Portfolio

As a fundamental policy, the Portfolio may not:

     a. Invest more than 30% (excluding reserves) of total assets in foreign securities (including investments through European Depository Receipts ("EDRs") and International Depository Receipts ("IDRs"), but excluding investments through American Depository Receipts ("ADRs").

     b.   Lend portfolio securities in excess of 33?% of total assets.

     c. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy);
          (iii) purchase and sell currency futures contracts (on recognized futures exchanges) as a hedge or to adjust exposure to the currency market (the recognized exchange requirement and limitation as to purpose are non-fundamental policies); (iv) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iv) is non-fundamental); and (v) sell covered put options on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter into futures contracts. The policies in (i) and
          (iv) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or
          (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the

          Commodity Futures Trading Commission (the "CFTC")). The policies in
          (ii), (iii) and (v) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

     d. Sell put options other than to close out option positions previously entered into; provided that the Portfolio may (i) sell covered put options on securities and stock indices to earn additional income, as a hedge against or to minimize anticipated loss in value; and (ii) sell covered put options on currencies as a hedge against anticipated declines in currency exchange rates in which securities are held or to be purchased or to earn additional income.

T. Rowe Price Small Cap Growth Portfolio

As a fundamental policy, the Portfolio may not:

     a. Invest more than 20% (excluding reserves) of total assets in foreign securities (including investments through European Depository Receipts ("EDRs") and International Depository Receipts ("IDRs"), but excluding investments through American Depository Receipts ("ADRs")).

     b.   Lend portfolio securities in excess of 33 1/3% of total assets.

     c. Invest in commodities or commodity contracts; provided that the Portfolio may (i) as a non-fundamental investment policy, purchase and sell futures contracts (on recognized futures exchanges) on debt securities and indices of debt securities as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes or to adjust exposure to the bond market; (ii) purchase and sell futures contracts (on recognized futures exchanges) on equity securities or stock indices as a hedge or to enhance return (the recognized exchange requirement is a non-fundamental policy);
          (iii) purchase and sell currency futures contracts (on recognized futures exchanges) as a hedge or to adjust exposure to the currency market (the recognized exchange requirement and limitation as to purpose are non-fundamental policies); (iv) sell covered call options on and purchase put and call options contracts on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter futures contracts (other than the requirement that the Portfolio be permitted to enter into futures contracts, this policy in (iv) is non-fundamental); and (v) sell covered put options on futures contracts (on recognized futures exchanges) of the type and for the same reasons the Portfolio is permitted to enter into futures contracts. The policies in (i) and
          (iv) above are permitted only if either (a) the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures, does not exceed 5% of total assets or
          (b) the aggregate notional value of positions in futures and options on futures does not exceed the liquidation value of the Portfolio's assets (excluding "in the money" and "bona fide hedging" as defined by the Commodity Futures Trading Commission (the "CFTC")). The policies in (ii), (iii) and (v) above are permitted so long as the sum of the initial margin for futures and options sold on futures, plus premiums paid for unexpired options on futures does not exceed 5% of total assets (excluding "in the money" and "bona fide hedging" as defined by the CFTC).

     d. Sell put options other than to close out option positions previously entered into; provided that the Portfolio may (i) sell covered put options on securities and stock indices to earn additional income, as a hedge against or to minimize anticipated loss in value; and (ii) sell covered put options on currencies as a hedge against anticipated declines in currency exchange rates in which securities are held or to be purchased or to earn additional income.

Non-Fundamental Investment Restrictions

For each of Franklin Templeton Small Cap Growth, Harris Oakmark Large Cap Value, Janus Growth, Janus Mid Cap, Lehman Brothers Aggregate Bond Index, MetLife Mid Cap Stock Index, MetLife Stock Index, Met/Putnam Voyager, Morgan Stanley EAFE Index, Neuberger Berman Partners Mid Cap Value, Putnam International Stock, Russell 2000 Index, State Street Research Aggressive Growth, State Street Research Aurora, State Street Research Diversified, State Street Research Investment Trust, State Street Research Large Cap Value, Scudder Global Equity,
T. Rowe Price Large Cap Growth and T. Rowe Price Small Cap Growth, the following non-fundamental policies are in addition to those described elsewhere in the Prospectus or this SAI:

     1. No Portfolio will acquire securities for the purpose of exercising control over the management of any company.

     2. At least 75% of a Portfolio's total assets must be: (a) securities of issuers in which the Portfolio has not invested more than 5% of its total assets, (b) voting securities of issuers as to which the Fund owns no more than 10% of such securities, and (c) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. These restrictions do not apply to Janus Mid Cap.

     3.   No Portfolio may make any short sale.

     4. No Portfolio (except for Janus Mid Cap and Janus Growth) may participate on a joint or joint and several basis in any trading account in securities.

None of Alger Equity Growth, Balanced Portfolio, Capital Guardian U.S. Equity, Davis Venture Value, FI Mid Cap Opportunities, FI Structured Equity, Harris Oakmark Focused Value, Jennison Growth, Loomis Sayles Small Cap, MFS Investors Trust, MFS Research Managers, MFS Total Return, Salomon Brothers Strategic Bond Opportunities, Salomon Brothers U.S. Government, State Street Research Bond Income, State Street Research Money Market and Zenith Equity will:

     1. Invest in securities of other investment companies except to the extent permitted by applicable law, regulation or order;

     2. *Invest more than 15% (10% in the case of State Street Research Money Market) of the value of the net assets of the Portfolio in illiquid securities (as of the time of investment), including variable amount master demand notes (if such notes provide for prepayment penalties) and repurchase agreements with remaining maturities in excess of seven days. (If, through a change in security values or net assets, or due to other circumstances, the value of illiquid securities held by the Portfolio exceeds 15% (10% in the case of State Street Research Money Market) of the value of the net assets of the Portfolio, the Portfolio shall consider appropriate steps to protect liquidity);

     3. Sell securities short or purchase any securities on margin, except to the extent permitted by applicable law, regulation or order;

     4. **With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Portfolio would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities, or to securities of any registered investment company; or

     5. **With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer (as of the time of acquisition); provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities, or to securities of any registered investment company.

     * For purposes of non-fundamental investment restriction (2), "illiquid securities" is defined on Page 39 of this SAI in the section entitled "illiquid Securities."

     ** The non-fundamental investment restrictions (4) and (5) above do not apply to Harris Oakmark Focused Value.

Insurance Law Restrictions

          The ability to sell contracts in New York requires that each portfolio manager use his or her best efforts to assure that each Portfolio complies with the investment restrictions and limitations prescribed by Sections 1405 and 4240 of the New York State Insurance Law and regulations thereunder in so far as such restrictions and limitations are applicable to investment of separate account assets in mutual funds. Failure to comply with these restrictions or limitations will result in the insurance companies that invest in the Fund ceasing to make investments in that Portfolio for the separate accounts. The current law and regulations permit the Fund to make any purchase if made on the basis of good faith and with that degree of care that an ordinarily prudent person in a like position would use under similar circumstances.

Variable Contract Related Investment Restrictions

         Separate accounts supporting variable life insurance and variable annuity contracts are subject to certain diversification requirements imposed by regulations adopted under the Internal Revenue Code. Because the Fund is intended as an investment vehicle for variable life insurance and variable annuity separate accounts, Section 817(h) of the Internal Revenue Code requires that the Fund's investments, and accordingly the investments of each Portfolio, be "adequately diversified" in accordance with regulations promulgated by the Department of the Treasury. Failure to do so means the variable life insurance and variable annuity contracts would cease to qualify as life insurance and annuities for federal tax purposes. Regulations specifying the diversification requirements have been issued by the Department of the Treasury. The Fund intends to comply with these requirements.

                              INVESTMENT PRACTICES

         The following information relates to some of the investment practices in which certain Portfolios may engage. The table indicates which Portfolios may engage in each of these practices. Zenith Equity indirectly engages in the investment practices of its Underlying Portfolios.

         A Portfolio may be subject to specific limitations on these investment practices, as stated above under "Investment Objectives and Policies" or "Investment Restrictions" or in the Prospectus. The information below does not describe every type of investment, technique or risk to which a Portfolio may be exposed. Each Portfolio reserves the right, without notice, to make any investment, or use any investment technique, except to the extent that such activity would require a shareholder vote, as discussed above under "Investment Restrictions." The Russell 2000 Index Portfolio, MetLife Mid Cap Stock Index Portfolio, Morgan Stanley EAFE Index Portfolio and MetLife Stock Index Portfolio are collectively referred to as the "Equity Index Portfolios," and, together with the Lehman Brothers Aggregate Bond Index Portfolio, the "Index Portfolios."

Investment Practices                    Portfolios
--------------------                    ----------
Equity Securities                       All Portfolios other than Lehman Brothers Aggregate Bond Index

Convertible Securities                  All Portfolios

Fixed-income Securities                 All Portfolios

Money Market Instruments                All Portfolios

U.S. Government Securities              All Portfolios

Mortgage-Related Securities             All Portfolios other than Equity Index Portfolios, FI Mid Cap Opportunities and FI
                                        Structured Equity

Stripped Mortgage Securities            All Portfolios other than Equity Index Portfolios, FI Mid Opportunities and FI
                                        Structured Equity

Asset-backed Securities                 All Portfolios other than Equity Index Portfolios, FI Mid Cap Opportunities and
                                        FI Structured Equity

Zero Coupon Securities                  All Portfolios other than Equity Index Portfolios


Lower Rated Fixed-income Securities     All Portfolios other than Equity Index Portfolios
(High Yield Debt)


Foreign Securities                                           All Portfolios

High Yield/High Risk Foreign Sovereign Debt Securities       All Portfolios other than Equity Index Portfolios

Brady Bonds                                                  All Portfolios other than Equity Index Portfolios, MFS Investors
                                                             Trust, FI Mid Cap Opportunities and FI Structured Equity

Foreign Equity Depositary Receipts                           All Portfolios other than Lehman Brothers Aggregate Bond Index

Yankee Bonds                                                 All Portfolios other than Equity Index Portfolios, FI Mid Cap
                                                             Opportunities and FI Structured Equity

Foreign Currency Transactions, including Forward             All Portfolios other than Russell 2000 Index, MetLife Mid Cap
Contracts, Futures and Options                               Stock Index and MetLife Stock Index (except that Neuberger
                                                             Berman Partners Mid Cap Value may not purchase options on
                                                             foreign currencies)

Emerging Markets                                             All Portfolios other than FI Mid Cap Opportunities and FI
                                                             Structured Equity

Obligations of Supranational Agencies                        All Portfolios other than Equity Index Portfolios

Illiquid Securities                                          All Portfolios

Rule 144A Securities                                         all Portfolios

Real Estate Investment Trusts                                All Portfolios

Investment Company Securities                                All Portfolios

Exchange Traded Funds                                        All Portfolios other than Lehman Brothers Aggregate Bond Index

Repurchase Agreements                                        All Portfolios other than FI Mid Cap Opportunities and FI
                                                             Structured Equity

Reverse Repurchase Agreements                                All Portfolios

Dollar Rolls                                                 All Portfolios other than FI Mid Cap Opportunities and FI
                                                             Structured Equity

Purchasing and Selling Options on Securities                 All Portfolios other than Neuberger Berman Partners Mid Cap
                                                             Value, State Street Research Money Market and MFS Investors Trust

Purchasing and Selling Futures (and options Portfolios)      All Portfolios other Berman Partners Mid Money Market and  Harris Cap
                                                             Value, State Oakmark Focused Value (MFS Investors Trust may options on futures)

Eurodollar Futures and Options                               All Portfolios other than Neuberger Berman Partners Mid Cap
                                                             Value, FI Mid Cap Opportunities and FI Structured Equity

Loan Participations and Assignments           All Portfolios other than Equity Index Portfolios, FI Mid Cap
                                              Opportunities and FI Structured Equity

Swaps, Caps, Floors, Collars, Etc.            All Portfolios other than FI Mid Cap Opportunities and FI
                                              Structured Equity (Neuberger Berman Partners Mid Cap Value may
                                              not engage in swaps)

Inverse Floaters                              Janus Mid Cap, Met/Putnam Voyager, Janus Growth, State Street
                                              Research Diversified and Putnam International

Structured Notes                              State Street Research Diversified, Janus Mid Cap, Janus Growth,
                                              Putnam International, Met/Putnam Voyager, Franklin Templeton
                                              Small Cap Growth and T. Rowe Price Large Cap Growth

Capital Securities                            All Portfolios other than Equity Index Portfolios, FI Mid Cap
                                              Opportunities and FI Structured Equity

Payment-in-Kind securities ("PIKs")           All Portfolios other than Equity Index Portfolios, FI Mid Cap
                                              Opportunities and FI Structured Equity

Warrants                                      All Portfolios

Indexed Securities                            All Portfolios

When Issued Securities                        All Portfolios

Forward Commitments                           All Portfolios

Hybrid Instruments                            All Portfolios other than State Street Research Money Market (up to 10% of total assets for T. Rowe Price Large Cap Growth and T.
                                              Rowe Price Small Cap Growth)

Short Sales "Against the Box"                 Alger Equity Growth, Harris Oakmark Focused Value, MFS Investors
                                              Trust, MFS Research Managers, MFS Total Return and State Street
                                              Research Bond Income

Lending of Portfolio Securities               All Portfolios

Equity Securities - The Portfolios listed above may invest in equity securities. Equity securities are more volatile and more risky than some other forms of investment. Therefore, the value of your investment in a Portfolio may sometimes decrease instead of increase. Investments in companies with relatively small capitalization may involve greater risk than is usually associated with more established companies. These companies often have sales and earnings growth rates which exceed those of companies with larger capitalization. Such growth rates may in turn be reflected in more rapid share price appreciation. However, companies with smaller capitalization often have limited product lines, markets or financial resources and they may be dependent upon a relatively small management group. The securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger capitalization or the market averages in general. The net asset value of each class of a Portfolio that invests in companies with smaller capitalization, therefore, may fluctuate more widely than market averages.

Convertible Securities - The Portfolios listed above may invest in convertible securities, including corporate bonds, notes or preferred stocks of U.S. or foreign issuers that can be converted into (that is, exchanged for) common stocks or other equity securities. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their values will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying equity security. The value of convertible securities that pay dividends or interest, like the value of other fixed-income securities, generally fluctuates inversely with changes in interest rates. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. They do not represent ownership of the securities for which they are exercisable, but only the right to buy such securities at a particular price.

Fixed-Income Securities - The Portfolios listed above may invest in fixed-income securities. Fixed-income securities include a broad array of short, medium and long term obligations issued by the U.S. or foreign governments, government or international agencies and instrumentalities, and corporate issuers of various types. Some fixed-income securities represent uncollateralized obligations of their issuers; in other cases, the securities may be backed by specific assets (such as mortgages or other receivables) that have been set aside as collateral for the issuer's obligation. Fixed-income securities generally involve an obligation of the issuer to pay interest or dividends on either a current basis or at the maturity of the security, as well as the obligation to repay the principal amount of the security at maturity.

         Fixed-income securities involve both credit risk and market risk. Credit risk is the risk that the security's issuer will fail to fulfill its obligation to pay interest, dividends or principal on the security. Market risk is the risk that the value of the security will fall because of changes in market rates of interest or other factors. Except to the extent values are affected by other factors such as developments relating to a specific issuer, generally the value of a fixed-income security can be expected to rise when interest rates decline and conversely, the value of such a security can be expected to fall when interest rates rise. Some fixed-income securities also involve prepayment or call risk. This is the risk that the issuer will repay a Portfolio the principal on the security before it is due, thus depriving the Portfolio of a favorable stream of future interest or dividend payments. In addition, many fixed-income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although a Portfolio would typically receive a premium if an issuer were to redeem a security, if an issuer were to exercise a "call option" and redeem the security during times of declining interest rates, a Portfolio may realize a capital loss on its investment if the security was purchased at a premium and a Portfolio may be forced to replace the called security with a lower yielding security.

         Because interest rates vary, it is impossible to predict the income for any particular period of a Portfolio that invests in fixed-income securities. Fluctuations in the value of a Portfolio's investments in fixed-income securities will cause the net asset value of each class of a Portfolio to increase or decrease.

         Duration is a measure of the price volatility of a bond equal to the weighted average term to maturity of the bond's cash flows. The weights are the present values of each cash flow as a percentage of the present value of all cash flows. The greater the duration of a bond, the greater its percentage price volatility. Only a pure discount bond - that is, one with no coupon or sinking-fund payments - has a duration equal to the remaining maturity of the bond, because only in this case does the present value of the final redemption payment represent the entirety of the present value of the bond. For all other bonds, duration is less than maturity.

         The difference between duration and maturity depends on: (a) the size of the coupon, (b) whether or not there are to be sinking-fund payments, and (c) the yield-to-maturity represented by the bond's current market value. The higher the coupon the shorter the duration. This is because the final redemption payment accounts for a smaller percentage of the bond's current value. The higher the yield the shorter the duration. This is because the present values of the distant payments become less important relative to the present values of the nearer payments. A typical sinking fund reduces duration by about 1.5 years. For bonds of less than five years to maturity, duration expands rapidly as maturity expands. From 5 to 15 years remaining maturity, duration continues to expand as maturity lengthens, but at a considerably slower rate. Beyond 15 years' maturity, increments to duration are quite small, and only a bond with very low (or no) coupon would have a duration of more than 15 years.

         There is a close relationship between duration and the price sensitivity of a bond to changes in interest rates. The relationship is approximately as follows:

         Percent change in bond price = - (Duration x Absolute change in yield).

         For example, a bond with 10 years' duration will decline (or rise) in price by approximately 5 percent when yield increases (or decreases) by one half percent. Similarly, a yield increase of 2 percent will produce a price decline of about 24 percent for a bond with 12 years' duration; but the same 2 percent yield increase will produce a price decline of only some 10 percent for a bond with five-years' duration. This same relationship holds true for the duration and price of the entire portfolio of a Portfolio.

Money Market Instruments - Obligations of foreign branches of U.S. banks and other foreign securities are subject to risks of foreign political, economic and legal developments, which include foreign governmental restrictions adversely affecting payment of principal and interest on the obligations, foreign withholding and other taxes on interest income, and difficulties in obtaining and enforcing a judgment against a foreign branch of a domestic bank. With respect to bank obligations, different risks may result from the fact that foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks. For instance, such branches may not be subject to the types of requirements imposed on domestic banks with respect to mandatory reserves, loan limitations, examinations, accounting, auditing, recordkeeping and the public availability of information. Obligations of such branches will be purchased by the Portfolio only when the Portfolio's adviser or subadviser believes the risks are minimal.

         The following constitutes a description of the money market instruments which may be purchased by each Portfolio, some of which may only invest for temporary defensive purposes.

         U.S. Government Securities - are bills, certificates of indebtedness, notes and bonds issued by agencies, authorities and instrumentalities of the U.S. Government. Some obligations, such as those issued by the U.S. Treasury, the Government National Mortgage Association, the Farmers' Home Administration and the Small Business Administration, are backed by the full faith and credit of the U.S. Treasury. Other obligations are backed by the right of the issuer to borrow from the U.S. Treasury or by the credit of the agency, authority or instrumentality itself. Such obligations include, but are not limited to, obligations issued by the Tennessee Valley Authority, the Bank for Cooperatives, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks and the Federal National Mortgage Association.

         Certificates of Deposit - are certificates issued against funds deposited in a bank, are for a definite period of time, earn a specified rate of return and are normally negotiable.

         Bankers' Acceptances - are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity.

         Eurodollar Obligations - are obligations of foreign branches of U.S. banks.

         Commercial Paper - refers to promissory notes issued by corporations in order to finance their short-term credit needs. Commercial paper may also be backed by segregated assets. See "Asset-backed securities" below. For a description of commercial paper ratings see Appendix A-2.

U.S. Government Securities - The Portfolios listed above may invest in some or all of the following U.S. Government securities, as well as in other types of securities issued or guaranteed by the U.S. Government or its agencies, authorities or instrumentalities:

         U.S. Treasury Bills - Direct obligations of the United States Treasury which are issued in maturities of one year or less. No interest is paid on Treasury bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the United States Government.

         U.S. Treasury Notes and Bonds - Direct obligations of the United States Treasury issued in maturities that vary between one and 40 years, with interest normally payable every six months. These obligations are backed by the full faith and credit of the United States Government.

         "Ginnie Maes" - Debt securities issued by a mortgage banker or other mortgagee which represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmer's Home Administration or guaranteed by the Veterans Administration. The Government National Mortgage Association ("GNMA") guarantees the timely payment of principal and interest when such payments are due, whether or not these amounts are collected by the issuer of these certificates on the underlying mortgages. Mortgages included in single family or multi-family residential mortgage pools backing an issue of Ginnie Maes have a maximum maturity of up to 30 years. Scheduled payments of principal and interest are made to the registered holders of Ginnie Maes (such as the Fund) each month. Unscheduled prepayments may be made by homeowners, or as a result of a default. Prepayments are passed through to the registered holder (such as the Fund, which reinvests any prepayments) of Ginnie Maes along with regular monthly payments of principal and interest.

         "Fannie Maes" - The Federal National Mortgage Association ("FNMA") is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers. Fannie Maes are pass-through securities issued by FNMA that are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

         "Freddie Macs" - The Federal Home Loan Mortgage Corporation ("FHLMC") is a corporate instrumentality of the United States Government. Freddie Macs are participation certificates issued by FHLMC that represent an interest in residential mortgages from FHLMC's National Portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Freddie Macs are not backed by the full faith and credit of the United States Government.

         U.S. Government securities often do not involve the same credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from U.S. Government securities are generally lower than the yields available from corporate fixed-income securities. Like other fixed-income securities, however, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the net asset value of each class of a Portfolio. Since the magnitude of these fluctuations will generally be greater at times when the Portfolio's average maturity is longer, under certain market conditions, a Portfolio may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities.

Mortgage-Related Securities - The Portfolios listed above may invest in the following types of mortgage-related securities:

         Privately Issued Mortgage Securities - These privately-issued pass through securities provide for the monthly principal and interest payments made by individual borrowers to pass through to investors on a corporate basis, and in privately issued collateralized mortgage obligations ("CMOs"; see the general description below). Privately-issued mortgage securities are issued by private originators of, or investors in, mortgage loans, including mortgage bankers, commercial banks, investment banks, savings and loan associations and special purpose subsidiaries of the foregoing. Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of GNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. For a description of the types of credit enhancements that may accompany privately-issued mortgage securities, see "Types of Credit Support" below. A Portfolio will not limit its investments to asset-backed securities with credit enhancements.

         Adjustable Rate Mortgage Securities - An Adjustable Rate Mortgage Securities ("ARM"), like a traditional mortgage security, is an interest in a pool of mortgage loans that provides investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. Unlike fixed rate mortgage securities, ARMs are collateralized by or represent interests in mortgage loans with variable rates of interest. These interest rates are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag changes in prevailing market interest rates. Also, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods. Because of the resetting of interest rates, ARMs are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall.

         Collateralized Mortgage Obligations - A Collateralized Mortgage Obligation ("CMO") is a debt security collateralized by a portfolio of mortgages or mortgage securities held under a trust indenture. In some cases, the underlying mortgages or mortgage securities are issued or guaranteed by the U.S. Government or an agency or instrumentality thereof, but the obligations purchased by a Portfolio will in many cases not be so issued or guaranteed. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its maturity. The early retirement of a particular class or series of CMO held by a Portfolio would have the same effect as the prepayment of mortgages underlying a mortgage pass-through security.

Stripped Mortgage Securities - The Portfolios listed above may invest in stripped mortgage securities, which are derivative multi-class mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. Government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities in which the Portfolios invest. Stripped mortgage securities may not be as liquid as other securities in which the Portfolios may invest.

         Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield-to-maturity on an IO class is extremely sensitive not only to changes in prevailing interest rates but also the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio's yield-to-maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities even if the securities are rated in a top rating category.

         As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of other mortgage securities, like other debt instruments, will tend to move in the opposite direction of interest rates. Accordingly, investing in IOs, in conjunction with the other mortgage securities described herein, may reduce fluctuations in the net asset value of each class of a Portfolio.

         In addition to the stripped mortgage securities described above, the Portfolios listed above may invest in similar securities such as "Super POs," "Levered IOs" and "IOettes," all of which are more volatile than conventional POs or IOs. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. Risks connected with Levered IOs and IOettes are similar in nature to those associated with IOs. The Portfolios may also invest in other similar instruments developed in the future that are deemed consistent with the investment objectives, policies and restrictions of the Portfolio.

         Under the Internal Revenue Code, POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the portfolio.

Asset-Backed Securities - The Portfolios listed above may invest in asset-backed securities. As with mortgage securities, asset-backed securities are often backed by a pool of assets representing the obligation of a number of different parties and use similar credit enhancement techniques. For a description of the types of credit enhancement that may accompany privately-issued mortgage securities, see "Types of Credit Support" below. A Portfolio will not limit its investments to asset-backed securities with credit enhancements. Although asset-backed securities are not generally traded on a national securities exchange, many such securities are widely traded by brokers and dealers, and in such cases will not be deemed by that Portfolio's subadviser to be illiquid securities for the purposes of the investment policy that limits a Portfolio's investments in illiquid securities.

         Types of Credit Support - Mortgage securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failure by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories:

(i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. A Portfolio will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

         The ratings of mortgage securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

         Examples of credit support arising out of the structure of the transaction include "senior subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal and interest, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such security.

Zero Coupon Securities - The Portfolios listed above may invest in zero coupon securities. Zero coupon securities involve special risk considerations. Zero coupon securities include debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When such a zero coupon security is held to maturity, its entire return (other than the return of the principal upon maturity), consists of the amortization of discount and comes from the difference between its purchase price and its maturity value. The difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the return on their investment will be. Certain other zero coupon securities which also are sold at substantial discounts from their maturity value, provide for the commencement of regular interest payments at a deferred date.

         Zero coupon securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The values of zero coupon securities appreciate more during periods of declining interest rates and depreciates more during periods of rising interest rates. Zero coupon securities may be issued by a wide variety of corporate and governmental issuers. Although zero coupon securities are generally not traded on a national securities exchange, many such securities are widely traded by brokers and dealers and, if so, will not be considered illiquid.

         Current federal income tax law requires the holder of a zero coupon security (as well as the holders of other securities, such as Brady Bonds, which may be acquired at a discount) to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income and excise taxes, the Portfolio may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Lower Rated Fixed-Income Securities (High Yield Debt) - The Portfolios listed above may invest in high yield debt. Fixed-income securities rated below "investment grade" (i.e., rated below one of the top four ratings from Moody's or Standard & Poor's or any other nationally recognized rating agency; or, if the securities are unrated, judged by the subadviser to be of similar quality) are considered high yield, high risk securities and are commonly known as "high yield debt" or "junk bonds". Lower quality fixed-income securities generally provide higher yields, but are subject to greater credit and market risk than higher quality fixed-income securities. Lower quality fixed-income securities are considered predominantly speculative with

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respect to the ability of the issuer to meet principal and interest payments.
The ability of a Portfolio investing in lower quality fixed-income securities to achieve its investment objective may be more dependent on the relevant adviser's or subadviser's own credit analysis than it would be for a Portfolio investing in higher quality bonds. The market for lower quality fixed-income securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of this market or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for lower rated fixed-income securities. This lack of liquidity at certain times may affect the valuation of these securities and may make the valuation and sale of these securities more difficult. For more information, including a detailed description of the ratings assigned by S&P, Moody's and Duff & Phelps, please refer to "Appendix A-1-Description of Bond Ratings."

Foreign Securities - The Portfolios listed above may invest in securities of issuers organized or headquartered outside the United States or primarily traded outside the United States ("foreign securities").

         Although investing in foreign securities may increase a Portfolio's diversification and reduce portfolio volatility, foreign securities may present risks not associated with investments in comparable securities of U.S. issuers. There may be less information publicly available about a foreign corporate or governmental issuer than about a U.S. issuer, and foreign corporate issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than in the United States. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. A Portfolio's receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations.

         A Portfolio's investments in foreign securities may include investments in countries whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, highly limited numbers of potential buyers for such securities and delays and disruptions in securities settlement procedures.

         Since most foreign securities are denominated in foreign currencies or trade primarily in securities markets in which settlements are made in foreign currencies, the value of these investments and the net investment income available for distribution to shareholders of a Portfolio investing in these securities may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations. Changes in the value relative to the U.S. dollar of a foreign currency in which a Portfolio's holdings are denominated will result in a change in the U.S. dollar value of the Portfolio's assets and the Portfolio's income available for distribution.

         In addition, although part of a Portfolio's income may be received or realized in foreign currencies, the Portfolio will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after a Portfolio's income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of the dividend, the Portfolio could be required to liquidate portfolio securities to pay the dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time a Portfolio accrues expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred.

         Each Portfolio may also purchase shares of investment companies investing primarily in foreign securities, including shares of funds that invest primarily in securities of issuers located in one foreign country or region. Each Portfolio may, subject to the limitations stated above, invest in World Equity Benchmark Shares ("WEBS") and similar securities that invest in securities included in foreign securities indices. See "Investment Practices - Foreign Equity Depositary Receipts."

High Yield/High Risk Foreign Sovereign Debt Securities - The Portfolios listed above may invest in these bonds, which are typically issued by developing or emerging market countries. Such countries' ability to pay principal and interest may be adversely affected by many factors, including high rates of inflation, high interest rates, currency exchange rate fluctuations or difficulties, political uncertainty or instability, the country's cash flow position, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, the policy of

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the International Monetary Fund (the "IMF"), the World Bank and other international agencies, the obligor's balance of payments, including export performance, its access to international credit and investments, fluctuations in the international prices of commodities which it imports or exports and the extent of its foreign reserves and access to foreign exchange. Currency devaluations may also adversely affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

         If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these entities to make such disbursements may be conditioned on the government's implementation of economic reforms or other requirements. Failure to meet such conditions may result in the cancellation of such third parties' commitments to lend funds, which may further impair the obligor's ability or willingness to timely service its debts.

         A Portfolio may invest in the sovereign debt of foreign countries which have issued or have announced plans to issue Brady Bonds, and expect that a substantial portion of their investments in sovereign debt securities will consist of Brady Bonds.

Brady Bonds - The Portfolios listed above may invest in Brady Bonds, which are debt securities issued under the framework of the Brady Plan, an initiative announced by then U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the World Bank and the IMF. The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued bonds (Brady Bonds). Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements with the World Bank or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms. Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country's economic growth and development. Investors should recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors.

         Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, a Portfolio will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase. Brady Bonds issued to date have traded at a deep discount from their face value. Certain Brady Bonds have been collateralized as to principal due at maturity (typically 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. A Portfolio may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories.

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

         In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

         Sovereign obligors in developing and emerging market countries have in the past experienced substantial difficulties in servicing their external debt obligations, which has led to defaults on certain obligations and the restructuring of certain indebtedness including among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds and obtaining new credit to finance interest payments. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which a Portfolio may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Portfolio's holdings. Brady Bonds involving an emerging market country are included in any Portfolio's limitation on investments in emerging markets.

Foreign Equity Depositary Receipts - In addition to purchasing foreign securities directly, each Portfolio may purchase Foreign Equity Depositary Receipts, which are instruments issued by a bank that represent an interest in equity securities held by arrangement with the bank. Each Portfolio may invest in European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and International Depositary Receipts ("IDRs"). In addition, the Portfolios listed above may invest in American Depositary Receipts ("ADRs"), which represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and, generally, are in registered form. EDRs, GDRs and IDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets. EDRs, GDRs and IDRs are not necessarily quoted in the same currency as the underlying security.

         Foreign Equity Depositary Receipts can be either "sponsored" or "unsponsored." Sponsored Foreign Equity Depositary Receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored Foreign Equity Depositary Receipts are arranged without involvement by the issuer of the underlying equity securities. Less information about the issuer of the underlying equity securities may be available in the case of unsponsored Foreign Equity Depositary Receipts.

         To the extent a Portfolio acquires Foreign Equity Depositary Receipts through banks that do not have a contractual relationship with the foreign issuer of the security underlying the Foreign Equity Depositary Receipts to issue and service such Foreign Equity Depositary Receipts (unsponsored), there may be an increased possibility that such Portfolio would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Foreign Equity Depositary Receipts does not eliminate the risks inherent in investing in securities of non-U.S. issuers. The market value of Foreign Equity Depositary Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Foreign Equity Depositary Receipts and the underlying securities are quoted. However, by investing in Foreign Equity Depositary Receipts, such as ADRs, that are quoted in U.S. dollars, a Portfolio may avoid currency risks during the settlement period for purchases and sales.

Yankee Bonds - The Portfolios listed above may invest in Yankee bonds, which are bonds denominated in U.S. dollars and issued by foreign entities for sale in the United States. Yankee bonds are affected by interest rates in the U.S. and by the economic, political and other forces which impact the issuer locally.

Foreign Currency Transactions, including Forward Contracts, Futures and Options
- The Portfolios listed above may engage in foreign currency transactions to protect against a change in the foreign currency exchange rate between the date on which a Portfolio contracts to purchase or sell a security that settles in a foreign currency and the settlement date for the purchase or sale. In order to "lock in" the equivalent of a dividend or interest payment in another currency, the Portfolio may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate. If conditions warrant, a Portfolio may also enter into contracts with banks or broker-dealers to purchase or sell foreign currencies at a future date

("forward contracts"). The Portfolio will maintain cash or other liquid assets in a segregated account with the custodian in an amount at least equal to (i) the difference between the current value of the Portfolio's liquid holdings that settle in the relevant currency and the Portfolio's outstanding net obligations under currency forward contracts in that currency, or (ii) the current amount, if any, that would be required to be paid to enter into an offsetting forward currency contract which would have the effect of closing out the original forward contract.

         Subject to the investment policies described above in "Investment Objectives" and "Investment Restrictions" and in the Prospectus, the Portfolios may also purchase or sell foreign currency futures contracts traded on futures exchanges. Foreign currency futures contract transactions involve risks similar to those of other futures transactions. Certain Portfolios may also purchase options on foreign currencies. See "Purchasing and Selling Options on Securities," "Writing Covered Options," and "Purchasing and Selling Futures (and options thereon)" below. The Portfolio's use of such transactions may be limited by tax considerations.

Emerging Markets - The Portfolios listed above may invest in the securities of issuers in emerging market countries (up to the limit of each Portfolio's ability to invest in foreign securities). Investing in securities of issuers in emerging market countries involves risks in addition to those discussed in the Prospectus under "Foreign Securities." Emerging market countries are generally located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. The Portfolio's purchase and sale of portfolio securities in certain emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of the Portfolio, the subadviser, its affiliates and their respective clients and other service providers. The Portfolios may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

         Foreign investment in the securities markets of certain emerging market countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign countries or limit investment by foreign countries to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the Portfolios. The repatriation of both investment income and capital from certain emerging market countries is subject to restrictions such as the need for governmental consents. Due to restrictions on direct investment in equity securities in certain Asian countries, such as Taiwan, it is anticipated that the Portfolio may invest in such countries only through other investment funds in such countries. See "Investment Company Securities" below.

Obligations of Supranational Agencies - The Portfolios listed above may invest in obligations issued by supranational agencies such as the International Bank for Reconstruction and Development (commonly known as the World Bank) which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions. Debt obligations of supranational agencies are not considered U.S. Government securities and are not supported, directly or indirectly, by the U.S. Government.

Illiquid Securities - Each Portfolio may invest up to 15% of its net assets in "illiquid securities," that is, securities which in the opinion of the subadviser may not be resalable at the price at which the Portfolio is valuing the security, within seven days, except as qualified below. Illiquid securities include securities whose disposition is restricted by federal securities laws (other than Rule 144A securities deemed liquid by the Portfolio's subadviser) and certificates of deposit and repurchase agreements of more than seven days duration or any time deposit with a withdrawal penalty. If through the appreciation of illiquid securities or the depreciation of liquid securities, a Portfolio is in a position where more than 15% of the value of its net assets are invested in illiquid assets, the Portfolio is not required to immediately sell any illiquid securities if to do so would not be in the best interest of the Portfolio's shareholders.

Rule 144A Securities - The Portfolios listed above may purchase Rule 144A securities. These are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless the Portfolio's subadviser has determined, under guidelines established by the Fund's Board of Directors, that the particular issue of Rule 144A securities is liquid.

Real Estate Investment Trusts ("REITs") - The Portfolios listed above may invest in REITs, which are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Portfolios, REITs are not taxed on income distributed to shareholders provided that they comply with certain requirements under the Internal Revenue Code. Each Portfolio will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Portfolio.

         Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Internal Revenue Code requires), and are subject to the risk of financing projects. REITs are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for the exemption from tax for distributed income under the Internal Revenue Code and failing to maintain their exemption from the 1940 Act. REITs, and mortgage REITs in particular, are also subject to interest rate risk.

Investment Company Securities - The Portfolios listed above may invest in other investment companies to the extent permitted by the 1940 Act. Because of restrictions on direct investment by U.S. entities in certain countries, a Portfolio may choose to invest indirectly in such countries by purchasing shares of another investment company that is permitted to invest in such countries, which may be the most practical or efficient way for the Portfolio to invest in such countries. In other cases, where the Portfolio's subadviser desires to make only a relatively small investment in a particular country, investing through an investment company that holds a diversified portfolio in that country may be more effective than investing directly in issuers in that country. As an investor in another investment company, a Portfolio will bear its share of the expenses of that investment company. These expenses are in addition to the Portfolio's own costs of operations. In some cases, investing in an investment company may involve the payment of a premium over the value of the assets held in that investment company's portfolio.

         Zenith Equity pursues its investment objective by investing its assets in securities of other investment companies (FI Structured Equity, Jennison Growth and Capital Guardian U.S. Equity).

         Davis Venture Value may only invest in securities of investment companies investing primarily in foreign securities.

         Exchange Traded Funds (see below) are investment company securities; therefore, investments therein are subject to a Portfolio's limitation on investment in other investment companies.

Exchange Traded Funds - The Portfolios listed above may invest in Exchange Traded Funds ("ETFs") subject to the restrictions on the percentage of such Portfolio's assets that may be represented by Investment Company Securities. ETFs are also referred to as Domestic Equity Depositary Receipts. ETFs are interests in a unit investment trust ("UIT") that holds a portfolio of common stocks that is intended to track the price and dividend performance of a particular index. Common examples of ETFs include S&P Depositary Receipts ("SPDRs"), DIAMONDs, iShares, HOLDRs, VIPERs and Nasdaq 100 Shares, which may be obtained from the UIT issuing the securities or purchased in the secondary market (each of these ETFs are listed on the American Stock Exchange).

         ETFs are issued in aggregations known as "Creation Units" in exchange for a "Portfolio Deposit" consisting of (a) a portfolio of securities substantially similar to the component securities ("Index Securities") of the relevant index (the "Target Index"), (b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and
(c) a cash payment or credit ("Balancing Amount") designed to equalize the net asset value of the Target Index and the net asset value of a Portfolio Deposit.

         ETFs are not individually redeemable, except upon termination of the UIT that issued them. To redeem, a Portfolio must accumulate enough ETFs to reconstitute a Creation Unit. The liquidity of small holdings of ETFs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, a Portfolio will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

         The redemption price (and therefore the sale price) of ETFs is derived from and based upon the securities held by the UIT that issued them. Accordingly, the level of risk involved in the purchase or redemption or sale of an ETF is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the price of ETFs is based on the value of a basket of stocks. The market prices of ETFs will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they trade (which may result in their trading at a discount or premium to their et asset value). ETFs may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index. Disruptions in the markets for the securities underlying ETFs purchased or sold by a Portfolio could result in losses on ETFs.

Repurchase Agreements - The Portfolios listed above may enter into these agreements by which a Portfolio purchases a security (usually a U.S. Government Security) and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or, to the extent permitted by the 1940 Act, a recognized securities dealer) to repurchase the security at an agreed upon price and date. Each Portfolio, through the custodian or subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one day duration and 102% on all other repurchase agreements. Each Portfolio's adviser or subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price.

         The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford the Portfolio the opportunity to earn a return on temporarily available cash at minimal market risk. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government and there is a risk that the seller may fail to repurchase the underlying security, or the seller may enter insolvency, thereby delaying or limiting realization of collateral. In such event, the Portfolio may be able to exercise rights with respect to the underlying security, including possible disposition of the security in the market. However, the Portfolio may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security during the period while the Portfolio seeks to enforce its rights thereto, (b) possible reduced levels of income and lack of access to income during this period and (c) inability to enforce rights and the expenses involved in attempted enforcement.

Reverse Repurchase Agreements and Dollar Rolls - The Portfolios listed above may enter into reverse repurchase agreements and dollar rolls with qualified institutions to seek to enhance returns. Information about specific limitations on reverse repurchase agreements applicable to the Portfolios is set out above under "Investment Objectives and Policies" and "Investment Restrictions".

         Reverse repurchase agreements involve sales by a Portfolio of portfolio assets concurrently with an agreement by that Portfolio to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities.

         A Portfolio may enter into dollar rolls in which it sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

         The Portfolio will establish a segregated account with its custodian in which it will maintain high quality liquid assets equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by the Portfolio may decline below the price of the securities the Portfolio has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities. Although reverse repurchase agreements and dollar rolls have certain characteristics similar to borrowings, these investment techniques are not considered borrowings by the Portfolio for purposes of determining the limitations on each Portfolio's borrowings described under the heading "Investment Restrictions".

Purchasing and Selling Options on Securities - The Portfolios listed above may purchase and sell options on a security, which entitles the holder to receive (in the case of a call option) or to sell (in the case of a put option) a particular security at a specified exercise price. An "American style" option allows exercise of the option at any time during the term of the option. A "European style" option allows an option to be exercised only at the end of its term. Options on securities may be traded on or off a national securities exchange. For a discussion of additional risks related to futures and options, see the discussion below. Information about specific limitations on option transactions applicable to the Portfolios is set out above under "Investment Objectives and Policies" and "Investment Restrictions".

         Risks Related to Futures and Options - The purchase and sale of futures contracts, options on futures, and options on securities or indexes and options involve risks. One risk arises because of the imperfect correlation between movements in the price of futures contracts or options and movements in the price of the underlying securities or index. The Portfolio's use of futures contracts or options will not be fully effective unless the Portfolio can compensate for such imperfect correlation. There is no assurance that the Portfolio will be able to effect such compensation.

         The correlation between the price movement of a futures contract or option and the related security (or index) may be distorted due to differences in the nature of the markets. If the price of the futures contract or option moves more than the price of the security or index, the Portfolio would experience either a loss or a gain on the future or option that is not completely offset by movements in the price of the security or index. In an attempt to compensate for imperfect price movement correlations, a Portfolio may purchase or sell futures contracts or options in a greater amount than the related securities or index position if the volatility of the related securities or index is historically greater than the volatility of the futures contracts or options. Conversely, the Portfolio may purchase or sell fewer contracts or options if the volatility of the price of the securities or index is historically less than that of the contracts or options.

         There are many reasons why changes in the values of futures contracts or options may not correlate perfectly with changes in the value of the underlying security or index. For example, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the index and futures markets. Secondly, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. In addition, trading hours for index futures or options may not correspond perfectly to hours of trading on the exchange where the underlying securities trade. This may result in a disparity between the price of futures or options and the value of the underlying security or index due to the lack of continuous arbitrage between the futures or options price and the value of the underlying security or index. Hedging transactions using securities indices also involve the risk that movements in the price of the index may not correlate with price movements of the particular portfolio securities being hedged (since a Portfolio will typically not own all of the securities included in a particular index).

         Price movement correlation also may be distorted by the limited liquidity of certain futures or options markets and the participation of speculators in such markets. If an insufficient number of contracts are traded, commercial users may not deal in futures contracts or options because they do not want to assume the risk that they may not be able to close out their positions within a reasonable amount of time. In such instance, futures and options market prices may be driven by different forces than those driving the market in the underlying securities, and price spreads between these markets may widen. The participation of speculators in the market generally enhances its liquidity. Nonetheless, speculative trading spreads between futures markets may create temporary price distortions unrelated to the market in the underlying securities.

         Positions in futures contracts and related options are established or closed out only on an exchange or board of trade regulated by the Commodity Futures Trading Commission ("CFTC"). There is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract or at any particular time. The liquidity of markets in futures contracts may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures price during a single trading day. Once the daily limit has been reached in a contract, no trades may be entered into at a price beyond the limit, which may prevent the liquidation of open futures positions. Prices have in the past exceeded the daily limit on a number of consecutive trading days. If there is not a liquid market at a particular time, it may not be possible to close a futures position at such time, and, in the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin. However, if futures or options are used to hedge portfolio securities, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract.

         An exchange-traded option may be closed out only on a national securities or commodities exchange which generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option, with the result that the Portfolio would have to exercise the option in order to realize any profit. If the Portfolio that has written an option is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation or other clearing organization may not at all times be adequate to handle current trading volume and (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

         Because the specific procedures for trading foreign futures and options on futures exchanges are still evolving, additional or different margin requirements as well as settlement procedures may be applicable to foreign futures and options at the time the Portfolio purchases foreign futures or options.

         The successful use of transactions in futures and options depends in part on the ability of the Portfolio to forecast correctly the direction and extent of interest rate or securities price movements within a given time frame. To the extent interest rates or securities prices move in a direction opposite to that anticipated, a Portfolio may realize a loss that is not fully or partially offset by an increase in the value of portfolio securities. In addition, whether or not interest rates or securities prices move during the period that the Portfolio holds futures or options positions, the Portfolio will pay the cost of taking those positions (i.e., brokerage costs). As a result, the Portfolio's total return for such period may be less than if it had not engaged in the futures or option transaction.

         Future Developments - The above discussion relates to the Portfolio's proposed use of futures contracts, options and options on futures contracts and swap transactions currently available. The relevant markets and related regulations are constantly evolving. In the event of future regulatory or market developments, the Portfolio may also use additional types of futures contracts or options and other similar or related investment techniques.

Writing Covered Options - The Portfolios listed above may write covered call or put options. A call option on a futures contract written by a Portfolio is considered by the Portfolio to be covered if the Portfolio owns the security subject to the underlying futures contract or other securities whose values are expected to move in tandem with the values of the securities subject to such futures contract, based on historical price movement volatility relationships. A call option on a security written by a Portfolio is considered to be covered if the Portfolio owns a security deliverable under the option. A written call option is also covered if the Portfolio holds a call on the same futures contract or security as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in liquid assets in a segregated account with its custodian.

         A put option on a futures contract written by a Portfolio, or a put option on a security written by a Portfolio, is covered if the Portfolio maintains cash, or other liquid assets with a value equal to the exercise price in a segregated account with the Portfolio's custodian, or else holds a put on the same futures contract (or security, as the case may be) as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

         If the writer of an option wishes to terminate its position, it may effect a closing purchase transaction by buying an option identical to the option previously written. The effect of the purchase is that the writer's position will be canceled. Likewise, the holder of an option may liquidate its position by selling an option identical to the option previously purchased.

         Closing a written call option will permit the Portfolio to write another call option on the portfolio securities used to cover the closed call option. Closing a written put option will permit the Portfolio to write another put option secured by the segregated cash or other liquid assets used to secure the closed put option. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any futures contract or securities subject to the option to be used for other Portfolio investments. If a Portfolio desires to sell particular securities covering a written call option position, it will close out its position or will designate from its portfolio comparable securities to cover the option prior to or concurrent with the sale of the covering securities.

         The Portfolio will realize a profit from closing out an option if the price of the offsetting position is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Portfolio will realize a loss from closing out an option transaction if the price of the offsetting option position is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the covering securities, any loss resulting from the closing of a written call option position is expected to be offset in whole or in part by appreciation of such covering securities.

         Since premiums on options having an exercise price close to the value of the underlying securities or futures contracts usually have a time value component (i.e., a value that diminishes as the time within which the option can be exercised grows shorter) an option writer may profit from the lapse of time even though the value of the futures contract (or security in some cases) underlying the option (and of the security deliverable under the futures contract) has not changed. Consequently, profit from option writing may or may not be offset by a decline in the value of securities covering the option. If the profit is not entirely offset, the Portfolio will have a net gain from the options transaction, and the Portfolio's total return will be enhanced. Likewise, the profit or loss from writing put options may or may not be offset in whole or in part by changes in the market value of securities acquired by the Portfolio when the put options are closed.

         Over-the-Counter Options - An over-the-counter option (an option not traded on a national securities exchange) may be closed out only with the other party to the original option transaction. While a Portfolio will seek to enter into over-the-counter options only with dealers who agree to and are expected to be capable of entering into closing transactions with the Portfolio, there can be no assurance that the Portfolio will be able to liquidate an over-the-counter option at a favorable price at any time prior to its expiration. Accordingly, the Portfolio might have to exercise an over-the-counter option it holds in order to realize any profit thereon and thereby would incur transactions costs on the purchase or sale of the underlying assets. If the Portfolio cannot close out a covered call option written by it, it will not be able to sell the underlying security until the option expires or is exercised. Furthermore, over-the-counter options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation or other clearing organizations.

         The staff of the SEC has taken the position that over-the-counter options on U.S. Government securities and the assets used as cover for written over-the-counter options on U.S. Government securities should generally be treated as illiquid securities. However, if a dealer recognized by the Federal Reserve Bank of New York as a "primary dealer" in U.S. Government securities is the other party to an option contract written by a mutual fund such as a Portfolio, and such Portfolio has the absolute right to repurchase the option from the dealer at a formula price established in a contract with the dealer, the SEC staff has agreed that the Portfolio only needs to treat as illiquid that amount of the "cover" assets equal to the amount by which (i) the formula price exceeds (ii) any amount by which the market value of the securities subject to the options exceeds the exercise price of the option (the amount by which the option is "in-the-money").

Purchasing and Selling Futures (and options thereon) - The Portfolios listed above may purchase and sell futures and options on futures. Information about specific limitations on futures and options on futures applicable to the Portfolios is set out above under "Investment Objectives and Policies" and "Investment Restrictions".

           Futures Contracts - A futures contract is an agreement between two parties to buy and sell a commodity or financial instrument (e.g., an interest-bearing security, a currency or, in the case of futures contracts on the S&P 500 Index, the value of the basket of securities comprising the Index) for a specified price on a specified future date. In the case of futures on an index, the seller and buyer agree to settle in cash, at a future date, based on the difference in value of the contract between the date it is opened and the settlement date. The value of each contract is equal to the value of the index from time to time multiplied by a specified dollar amount. For example, long-term municipal bond index futures trade in contracts equal to $1000 multiplied by the Bond Buyer Municipal Bond Index.

           When a trader, such as a Portfolio, enters into a futures contract,it is required to deposit with (or for the benefit of) its broker, as "initial margin," an amount of cash or short-term high-quality securities (such as U.S. Treasury Bills) equal to approximately 2% to 20% of the delivery or settlement price of the contract (depending on applicable exchange rules). Initial margin is held to secure the performance of the holder of the futures contract. As the value of the contract changes, the value of futures contract positions increases or declines. At the end of each trading day, the amount of such increase or decline is received or paid respectively by and to the holders of these positions. The amount received or paid is known as "variation margin" or "maintenance margin." A Portfolio with a long position in a futures contract will establish a segregated account with the Portfolio's custodian containing liquid assets equal to the purchase price of the contract (less any margin on deposit). For short positions in futures contracts, a Portfolio will establish a segregated account with the custodian with liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments or currency underlying the futures contracts.

           Although futures contracts by their terms may require actual delivery and acceptance of securities, in most cases the contracts are closed out before settlement. Closing out a futures sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and with the same delivery date. Similarly, the closing out of a futures purchase is effected by the purchaser selling an offsetting futures contract.

           Gain or loss on a futures position is equal to the net variation margin received or paid over the time the position is held, plus or minus the amount received or paid when the position is closed, minus brokerage commissions.

           MFS Total Return may purchase and sell futures contracts on interest-bearing securities or indices thereof, or on indices of stock prices (such as the S&P 500 Index), to increase or decrease its portfolio exposure to common stocks or to increase or decrease its portfolio exposure to notes and bonds.

           Options on Futures - An option on a futures contract obligates the writer, in return for the premium received, to assume a position in a futures contract (a short position if the option is a call and a long position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option generally will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying contract, the remaining term of the option, supply and demand and interest rates. Options on futures contracts traded in the United States may only be traded on a United States board of trade licensed by the CFTC.

           The Fund, on behalf of each of the Portfolios, has notified the CFTC, pursuant to Rule 4.5 under the Commodity Exchange Act, that it desires to claim exclusion from the definition of the term "Commodity Pool Operator". In connection with such exclusion, the Fund has represented, on behalf of each Portfolio, that the Fund will operate the Portfolio in a manner such that the
Portfolio:

           (i) Will use commodity futures or commodity options contracts solely for bona fide hedging purposes within the meaning and intent of CFTC Rule 1.3(z)(1); provided, however, that, in addition, with respect to positions in commodity futures or commodity option contracts which do not come within the meaning and intent of Rule 1.3(z)(1), the Portfolio may enter into commodity futures and commodity options contracts for which the aggregate initial margin and premiums required to establish such positions will not exceed 5 percent of the liquidation value of the Portfolio's assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; provided, further, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount as defined in CFTC Rule 190.01(x) may be excluded in computing such 5%;

           (ii) Will not be, and has not been, marketing participation to the public as or in a commodity pool or otherwise as or in a vehicle for trading in the commodity futures or commodity options markets;

           (iii) Will disclose in writing to each prospective participant the purpose of and the limitations on the scope of the commodity futures and commodity options trading in which the Portfolio intends to engage; and

           (iv) Will submit to such special calls as the CFTC may make to require the Fund on behalf of the Portfolio to demonstrate compliance with the provisions of Rule 4.5(c) under the Commodity Exchange Act.

           If Rule 4.5 under the Commodity Exchange Act is amended to provide for an alternative to the 5 percent test described in (i) above, a Portfolio will operate in accordance with either the 5 percent test or the alternative test, except as provided in such Portfolio's fundamental investment policies. For a discussion of additional risks related to futures and options, see the discussion below.

Eurodollar Futures and Options - The Portfolios listed above may make investments in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Loan Participations and Assignments - The Portfolios listed above may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Portfolios listed above may invest in such Loans in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically will result in the Portfolios having a contractual relationship only with the Lender, not with the borrower. The Portfolios will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Portfolios generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Portfolios may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Portfolios will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. When a Portfolio purchases Assignments from Lenders, the Portfolio will acquire direct rights against the borrower on the Loan, except that under certain circumstances such rights may be more limited than those held by the assigning Lender.

           The Portfolios may have difficulty disposing of Assignments and Participations. Because the market for such instruments is not highly liquid, the Portfolios anticipate that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on a Portfolio's ability to dispose of particular Assignments or Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The Portfolios currently intends to treat all investments in Participations and Assignments as illiquid.

Swaps, Caps, Floors, Collars, Etc. - The Portfolios listed above may enter into interest rate, currency and index swaps, the purchase or sale of related caps, floors and collars and other derivatives. A Portfolio will enter into these transactions primarily to seek to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a portfolio anticipates purchasing at a later date. A Portfolio will not sell interest rate caps or floors if it does not own securities or other instruments providing the income the portfolio may be obligated to pay. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). The purchase of an interest rate cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling the interest rate floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values. A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the values of the reference currencies.

           A Portfolio will usually enter into interest rate swaps on a net basis, that is, two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the portfolio receiving or paying, as the case may be, only the net amount of the two payments. To the extent that a Portfolio maintains in a segregated account with its custodian liquid assets sufficient to meet its obligations under swaps, caps, floors, collars and other similar derivatives (see below) these investments will not constitute senior securities under the 1940 Act, as amended, and, thus, will not be treated as being subject to the Portfolio's borrowing restrictions. A Portfolio will not enter into any swap, cap, floor, collar or other derivative transaction unless the counterparty is deemed creditworthy by that Portfolio's adviser or subadviser. If a counterparty defaults, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. Caps, floors and collars may not be as liquid as swaps.

           The liquidity of such agreements will be determined by a Portfolio's subadviser based on various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset a portfolio's rights and obligations relating to the investment). Such determination will govern whether a swap will be deemed to be within the restriction on investments in illiquid securities.

           Each Portfolio will maintain cash and appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a Portfolio enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Portfolio's accrued obligations under the swap agreement over the accrued amount the Portfolio is entitled to receive under the agreement. If a Portfolio enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Portfolio's accrued obligations under the agreement.

Inverse Floaters - The Portfolios listed above may invest in inverse floaters, which are derivative mortgage securities. Inverse floaters are structured as a class of security that receives distributions on a pool of mortgage assets and whose yields move in the opposite direction of short-term interest rates, sometimes at an accelerated rate. Inverse floaters may be issued by agencies or instrumentalities of the U.S. Government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Inverse floaters have greater volatility than other types of mortgage securities in which the Portfolios invest (with the exception of stripped mortgage securities). Inverse floaters may not be as liquid as other securities in which the Portfolios may invest.

Structured Notes - The Portfolios listed above may invest in a broad category of instruments known as "structured notes." These instruments are debt obligations issued by industrial corporations, financial institutions or governmental or international agencies. Traditional debt obligations typically obligate the issuer to repay the principal plus a specified rate of interest. Structured notes, by contrast, obligate the issuer to pay amounts of principal or interest that are determined by reference to changes in some external factor or factors. For example, the issuer's obligations could be determined by reference to changes in the value of a commodity (such as gold or oil), a foreign currency, an index of securities (such as the S&P 500 Index) or an interest rate (such as the U.S. Treasury bill rate). In some cases, the issuer's obligations are determined by reference to changes over time in the difference (or "spread") between two or more external factors (such as the U.S. prime lending rate and the LIBOR). In some cases, the issuer's obligations may fluctuate inversely with changes in an external factor or factors (for example, if the U.S. prime lending rate goes up, the issuer's interest payment obligations are reduced). In some cases, the issuer's obligations may be determined by some multiple of the change in an external factor or factors (for example, three times the change in the U.S. Treasury bill rate). In some cases, the issuer's obligations remain fixed (as with a traditional debt instrument) so long as an external factor or factors do not change by more than the specified amount (for example, if the U.S. Treasury bill rate does not exceed some specified maximum); but if the external factor or factors change by more than the specified amount, the issuer's obligations may be sharply increased or reduced.

           Structured notes can serve many different purposes in the management of the Portfolio. For example, they can be used to increase the Portfolio's exposure to changes in the value of assets that the Portfolio would not ordinarily purchase directly (such as gold or oil). They can also be used to hedge the risks associated with other investments the Portfolio hold. For example, if a structured note has an interest rate that fluctuates inversely with general changes in market interest rates, the value of the structured note would generally move in the opposite direction to the value of traditional debt obligations, thus moderating the effect of interest rate changes in the value of a Portfolio's portfolio as a whole.

           Structured notes involve special risks. As with any debt obligation, structured notes involve the risk that the issuer will become insolvent or otherwise default on its payment obligations. The risk is in addition to the risk that the issuer's obligations (and thus the value of a Portfolio's investment) will be reduced because of changes in the external factor or factors to which the obligations are linked. The value of structured notes will in many cases be more volatile (that is, will change more rapidly or severely) than the value of traditional debt instruments. Volatility will be especially high if the issuer's obligations are determined by reference to some multiple of the change in the external factor or factors. Many structured notes have limited or no liquidity, so that a Portfolio would be unable to dispose of the investment prior to maturity. As with all investments, successful use of structured notes depends in significant part on the accuracy of the subadviser's analysis of the issuer's creditworthiness and financial prospects, and of the subadviser's forecast as to changes in relevant economic and financial market conditions and factors. In instances where the issuer of a structured note is a foreign entity, the usual risks associated with investments in foreign securities (described above) apply.

Capital Securities - The Portfolios listed above may invest in capital securities, which are securities issued by a trust having as its only assets junior subordinated debentures of a corporation, typically a bank holding company. This structure provides tax advantages to a bank holding company while generally providing investors a higher yield than is offered by investing directly in a bank holding company's subordinated debt.

Payment-in-Kind Securities ("PIKs") - The Portfolios listed above may invest in PIKs, which are debt obligations which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which make regular payments of interest. A Portfolio will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations.

Warrants - The Portfolios listed above may invest in warrants, which are securities that give a Portfolio the right to purchase equity securities from the issuer at a specific price (the "strike price") for a limited period of time. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

Indexed Securities - The Portfolios listed above may purchase securities with principal and/or interest payments whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The Portfolios may also purchase indexed deposits with similar characteristics. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S.

dollar denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other. Certain indexed securities may expose the Portfolio to the risk of loss of all or a portion of the principal amount of its investment and/or the interest that might otherwise have been earned on the amount invested.

           The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government-sponsored entities.

When-Issued Securities - The Portfolios listed above may invest in when-issued securities. If the value of a "when-issued" security being purchased falls between the time a Portfolio commits to buy it and the payment date, the Portfolio may sustain a loss. The risk of this loss is in addition to the Portfolio's risk of loss on the securities actually in its portfolio at the time. In addition, when the Portfolio buys a security on a when-issued basis, it is subject to the risk that market rates of interest will increase before the time the security is delivered, with the result that the yield on the security delivered to the Portfolio may be lower than the yield available on other, comparable securities at the time of delivery or lost investment opportunity with respect to liquid assets in the event the counter-party defaults on its obligation to deliver the security on the settlement date. The Portfolio will maintain assets in a segregated account in an amount sufficient to satisfy its outstanding obligations to buy securities on a "when-issued" basis.

Forward Commitments - The Portfolios listed above may purchase securities on a forward commitment basis; that is, make contracts to purchase securities for a fixed price at a future date beyond the customary three-day settlement period. A Portfolio is required to hold and maintain in a segregated account with the custodian, until three-days prior to settlement date, cash or other liquid assets in amount sufficient to meet the purchase price. Alternatively, a Portfolio may enter into offsetting contracts for the forward sale of other securities it owns. The purchase of securities on a forward commitment basis involves risk of loss if the value of the security to be purchased declines prior to the settlement date or lost investment opportunity with respect to liquid assets in the event the counter-party defaults on its obligation to deliver the security on the settlement date. Although a Portfolio will generally purchase securities on a forward commitment basis with the intention of acquiring such securities for its portfolio, a Portfolio may dispose of forward commitments prior to settlement if the subadviser deems it appropriate to do so.

Hybrid Instruments - The Portfolios listed above may invest in hybrid instruments (a type of potentially high-risk derivative). Hybrid instruments have recently been developed and combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, a hybrid instrument will be a debt security, preferred stock, depositary share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively "Underlying Assets") or by another objective index, economic factor, or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, hybrid instruments may take a variety of forms, including, but no limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity rates. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and limited liquidity and their use by a Portfolio may not be successful.

           Hybrid instruments may bear interest or pay preferred dividends and below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument in structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

           Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a United States dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, a Portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and a Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

           Although the risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. The risks of a particular hybrid instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the hybrid instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future.

           Hybrid instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of hybrid instruments could take place in an over the counter market without the guarantee of a central clearing organization or in a transaction between the Portfolio and the issuer of the hybrid instrument, the creditworthiness of the counter party or issuer of the hybrid instrument would be an additional risk factor which the Portfolio would have to consider and monitor. Hybrid instruments also may not be the subject to regulation of the CFTC, which generally regulates the trading of commodity futures by persons in the United States, or any other governmental regulatory authority. The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the Portfolio.

Short Sales "Against the Box" - The Portfolios listed above may engage in short sales "against the box." A short sale is a transaction in which a party borrows a security and then sells the borrowed security to another party. Each Portfolio listed above may engage in short sales if it owns (or has the right to acquire without further consideration) the security it has sold short, a practice known as selling short "against the box." Short sales against the box may protect the Portfolio against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such securities should be wholly or partially offset by a corresponding loss in the short position. Short sales against the box may be used to lock in a profit on a security when, for tax reasons or otherwise, a subadviser does not want to sell the security.

Lending of Portfolio Securities - Each Portfolio may lend its portfolio securities to broker-dealers under contracts calling for cash collateral equal to at least the market value of the securities loaned, marked to market on a daily basis. The Portfolio will continue to benefit from interest or dividends on the securities loaned and will also receive interest through investment of the cash collateral in short-term liquid investments, which may include shares of money market funds subject to any investment restriction described herein. Any voting rights, or rights to consent, relating to securities loaned pass to the borrower. However, if a material event affecting the investment occurs, such loans may be called so that the securities may be voted by the Portfolio. A Portfolio pays various fees in connection with such loans, including shipping fees and reasonable custodian and placement fees.

     The Fund may pay reasonable finders, administrative and custodial fees to persons that are unaffiliated with the Fund for services in connection with loans of its portfolio securities. Payments received by a Portfolio equal to dividends, interest and other distributions on loaned securities may be treated as income other than qualified income for the 90% test discussed under "Taxes" below. The Fund intends to engage in securities lending only to the extent that it does not jeopardize its qualification as a regulated investment company under the Internal Revenue Code.

                          RESOLVING MATERIAL CONFLICTS

     Currently, shares in the Fund are available only to separate accounts established by Metropolitan Life Insurance Company ("MetLife"), New England Life Insurance Company ("NEF"), MetLife Investors USA Insurance Company ("MetLife Investors"), or General American Life Insurance Company ("General American") and their affiliates or their subsidiaries, and to certain eligible qualified retirement plans ("Qualified Plans"), as an investment vehicle for variable life insurance or variable annuity products or Qualified Plans. In the future, however, such shares may be offered to separate accounts of insurance companies unaffiliated with MetLife, NEF, MetLife Investors, or General American.

     A potential for certain conflicts of interest exists between the interests of variable life insurance contract owners and variable annuity contract owners. Pursuant to conditions imposed in connection with related regulatory relief granted by the SEC, the Fund's Board of Directors has an obligation to monitor events to identify conflicts that may arise from the sale of shares to both variable life insurance and variable annuity separate accounts or to separate accounts of insurance companies not affiliated with MetLife, NEF, MetLife Investors, or General American. Such events might include changes in state insurance law or federal income tax law, changes in investment management of any Portfolio of the Fund or differences between voting instructions given by variable life insurance and variable annuity contract owners. Through its Participation Agreement with the Fund, each insurance company investing in the Fund is responsible for monitoring and reporting any such conflicts to the Fund and for proposing and executing any necessary remedial action. The Board of Directors of the Fund has an obligation to determine whether such proposed action adequately remedies any such conflicts.

                        DETERMINATION OF NET ASSET VALUES

     The net asset value per share of each class of each Portfolio is determined as of the close of regular trading on the New York Stock Exchange on each day the New York Stock Exchange is open. The New York Stock Exchange is currently expected to be closed on weekend days and on the following holidays each year:
New Year's Day, Martin Luther King Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Because foreign exchanges are not always closed at the same time that the New York Stock Exchange is closed, the price of securities primarily traded on foreign exchanges may increase or decrease when the New York Stock Exchange is closed. Therefore, the net asset value of each class of a Portfolio that holds these securities may change on days that separate accounts will not be able to purchase or redeem Fund shares.

     If the Board of Directors decides that continuing to offer shares of one or more Portfolios will not serve the Fund's best interest (e.g., changing market conditions, regulatory problems or low Portfolio participation), the Fund may stop offering such shares and, by a vote of the Board of Directors, may require redemption (at net asset value) of outstanding shares in such Portfolio(s) upon 30 day's prior written notice to affected shareholders.

     Expenses of each Portfolio are paid or accrued each day.

All Portfolios (other than State Street Research Money Market)

     Each Portfolio other than State Street Research Money Market values its securities in the manner set forth below.

     Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the adviser or relevant subadviser pursuant to authorization of the Board. Short term obligations with a remaining maturity of sixty days or less are stated at amortized cost value which approximates fair market value.

     Equity securities traded on a national securities exchange or exchanges or the NASDAQ National Market System are valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day, are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board of Directors or its delegates. If no closing price is available, then such securities are valued by using the mean between the last reported bid and asked prices. Equity securities traded over-the-counter are valued at the last reported sales price. Other equity securities for which current market quotations are not readily available (including restricted securities, if any) and all other assets are valued at fair value as determined in good faith by the Portfolio's adviser or subadviser acting under the supervision of the Board of Directors, although the actual calculations may be made by a pricing service selected by the Portfolio's adviser or subadviser and approved by the Board.

     Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange generally will be valued at the last sales price on that non-U.S. exchange, except when an occurrence after closing of that exchange is likely to have materially changed such security's value as determined by a subadviser or adviser. The adviser or subadviser may value the security in good faith, acting under the supervision of the Board, although the actual calculations may be made by a pricing service selected by the adviser or relevant subadviser and approved by the Board. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day, are valued at the mean between the last reported bid and asked prices (except for Scudder Global Equity which uses last reported bid price).

     Forward foreign currency exchange contracts are valued based on the mean between closing bid and ask prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

     Options, whether on securities, indices, or futures contracts, are valued at the last sales price available as of the close of business on the day of valuation or, if no sale, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily.

     The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

State Street Research Money Market

     The portfolio securities of State Street Research Money Market will be valued at amortized cost. Under the amortized cost method of valuation, securities are valued at cost on the date of purchase. Thereafter the values of securities purchased at a discount or premium are increased or decreased incrementally each day so that at maturity the purchase discount or premium is fully amortized and the value of the security is equal to its principal amount. Due to fluctuations in interest rates, the amortized cost value of the securities of State Street Research Money Market may at times be more or less than their market value.

     By using amortized cost valuation, State Street Research Money Market seeks to maintain a constant net asset value of $100 per share of each class of the Portfolio despite minor shifts in the market value of its portfolio securities. The yield on a shareholder's investment may be more or less than that which would be recognized if the net asset value per share of each class of State Street Research Money Market were not constant and were permitted to fluctuate with the market value of the portfolio securities of the Portfolio. However, as a result of the following procedures, the Fund believes any difference will normally be minimal. Quarterly, the Fund's Directors monitor the deviation between the net asset value per share of each class of the Portfolio as determined by using available market quotations and such class' amortized cost price per share. State Street Research makes such comparisons at least weekly and will advise MetLife Advisers and the Directors promptly in the event of any significant deviation. If the deviation exceeds 0.50% for any class, the Board of Directors will consider what action, if any, should be initiated to provide fair valuation of the portfolio securities of State Street Research Money Market and prevent material dilution or other unfair results to shareholders. Such action may include selling portfolio securities prior to maturity, withholding dividends or utilizing a net asset value per share of each class as determined by using available market quotations.

                                FUND PERFORMANCE

     Information about the performance of the Portfolio is set forth below and, from time to time, the Fund may use this information in advertisements. Performance information about a Portfolio is based on that Portfolio's past performance and is not intended to indicate future performance. The Fund serves as the underlying investment vehicle for variable life insurance and variable annuity products and for Qualified Plans and its shares cannot be purchased directly. Therefore, such performance information does not reflect any of the charges assessed against the insurance company separate accounts or the variable life insurance or variable annuity products or under Qualified Plans for which the Fund serves as an investment vehicle.

     Each Portfolio may include its total return in advertisements or other written material. Total return is measured by comparing the value of a hypothetical $1,000 investment in the Portfolio at the beginning of the relevant period to the value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions). Total return reflects the bearing or deferral of certain expenses in the past or currently MetLife Advisers. If these arrangements had not been in effect, certain Portfolio's total return would have been lower (see "Expense Agreement" under "Expenses" below).

     Below are the average annual total returns for each class of shares of each Portfolio for periods ended December 31, 2002. Performance information shown for Class B shares and Class E shares is the performance of Class A shares adjusted to reflect the 0.25% 12b-1 fee of Class B shares and the 0.15% 12b-1 fee of Class E shares.

-------------------------------------------------------------------------------------------------------------------------
                                              Average Annual Total Return
-------------------------------------------------------------------------------------------------------------------------
                                                                                                             Since
                                                                                                             -----
                 Portfolio                         One Year          Five Years          Ten Years        Commencement
                 ---------                         --------          ----------          ---------        ------------
-------------------------------------------------------------------------------------------------------------------------
Alger Equity Growth
-------------------------------------------------------------------------------------------------------------------------
Class A
-------------------------------------------------------------------------------------------------------------------------
Class B
-------------------------------------------------------------------------------------------------------------------------
Class E
-------------------------------------------------------------------------------------------------------------------------
Balanced Portfolio (1)
-------------------------------------------------------------------------------------------------------------------------
Class A
-------------------------------------------------------------------------------------------------------------------------
Class B
-------------------------------------------------------------------------------------------------------------------------
Class E
-------------------------------------------------------------------------------------------------------------------------
Capital Guardian U.S. Equity
-------------------------------------------------------------------------------------------------------------------------
Class A                                              N/A                 N/A                N/A
-------------------------------------------------------------------------------------------------------------------------
Class B                                              N/A                 N/A                N/A
-------------------------------------------------------------------------------------------------------------------------
Class E                                              N/A                 N/A                N/A
-------------------------------------------------------------------------------------------------------------------------
Davis Venture Value
-------------------------------------------------------------------------------------------------------------------------
Class A
-------------------------------------------------------------------------------------------------------------------------
Class B
-------------------------------------------------------------------------------------------------------------------------
Class E
-------------------------------------------------------------------------------------------------------------------------
FI Mid Cap Opportunities
-------------------------------------------------------------------------------------------------------------------------
Class A                                              N/A                 N/A                N/A
-------------------------------------------------------------------------------------------------------------------------
Class B                                              N/A                 N/A                N/A
-------------------------------------------------------------------------------------------------------------------------
Class E                                              N/A                 N/A                N/A
-------------------------------------------------------------------------------------------------------------------------
FI Structured Equity (2)
-------------------------------------------------------------------------------------------------------------------------
Class A
-------------------------------------------------------------------------------------------------------------------------
Class B
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                                     Average Annual Total Return
-------------------------------------------------------------------------------------------------
                                                                                        Since
               Portfolio                      One Year    Five Years    Ten Years    Commencement
               ---------                      --------    ----------    ---------    ------------
-------------------------------------------------------------------------------------------------
Class E
-------------------------------------------------------------------------------------------------
Franklin Templeton Small Cap Growth
-------------------------------------------------------------------------------------------------
Class A
-------------------------------------------------------------------------------------------------
Class B
-------------------------------------------------------------------------------------------------
Class E
-------------------------------------------------------------------------------------------------
Harris Oakmark Focused Value (3)
-------------------------------------------------------------------------------------------------
Class A
-------------------------------------------------------------------------------------------------
Class B
-------------------------------------------------------------------------------------------------
Class E
-------------------------------------------------------------------------------------------------
Harris Oakmark Large Cap Value
-------------------------------------------------------------------------------------------------
Class A
-------------------------------------------------------------------------------------------------
Class E
-------------------------------------------------------------------------------------------------
Janus Growth
-------------------------------------------------------------------------------------------------
Class A
-------------------------------------------------------------------------------------------------
Class B
-------------------------------------------------------------------------------------------------
Class E
-------------------------------------------------------------------------------------------------
Janus Mid Cap
-------------------------------------------------------------------------------------------------
Class A
-------------------------------------------------------------------------------------------------
Class E
-------------------------------------------------------------------------------------------------
Jennison Growth
-------------------------------------------------------------------------------------------------
Class A                                          N/A          N/A          N/A
-------------------------------------------------------------------------------------------------
Class B                                          N/A          N/A          N/A
-------------------------------------------------------------------------------------------------
Class E                                          N/A          N/A          N/A
-------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index
-------------------------------------------------------------------------------------------------
Class A
-------------------------------------------------------------------------------------------------
Class B
-------------------------------------------------------------------------------------------------
Class E
-------------------------------------------------------------------------------------------------
Loomis Sayles Small Cap
-------------------------------------------------------------------------------------------------
Class A
-------------------------------------------------------------------------------------------------
Class B
-------------------------------------------------------------------------------------------------
Class E
-------------------------------------------------------------------------------------------------
MetLife Mid Cap Stock Index
-------------------------------------------------------------------------------------------------
Class A
-------------------------------------------------------------------------------------------------
Class B
-------------------------------------------------------------------------------------------------
Class E
-------------------------------------------------------------------------------------------------
MetLife Stock Index
-------------------------------------------------------------------------------------------------
Class A
-------------------------------------------------------------------------------------------------
Class B
-------------------------------------------------------------------------------------------------
Class E
-------------------------------------------------------------------------------------------------
Met/Putnam Voyager
-------------------------------------------------------------------------------------------------
Class A
-------------------------------------------------------------------------------------------------
Class E
-------------------------------------------------------------------------------------------------
MFS Investors Trust
-------------------------------------------------------------------------------------------------
Class A
-------------------------------------------------------------------------------------------------
Class B
-------------------------------------------------------------------------------------------------
Class E
-------------------------------------------------------------------------------------------------
MFS Research Managers
-------------------------------------------------------------------------------------------------
Class A
-------------------------------------------------------------------------------------------------
Class B
-------------------------------------------------------------------------------------------------
Class E
-------------------------------------------------------------------------------------------------
MFS Total Return (4)
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                                     Average Annual Total Return
-------------------------------------------------------------------------------------------------
                                                                                        Since
               Portfilio                      One Year    Five Years    Ten Years    Commencement
               ---------                      --------    ----------    ---------    ------------
-------------------------------------------------------------------------------------------------
Class A
-------------------------------------------------------------------------------------------------
Class B
-------------------------------------------------------------------------------------------------
Class E
-------------------------------------------------------------------------------------------------
Morgan Stanley EAFE Index
-------------------------------------------------------------------------------------------------
Class A
-------------------------------------------------------------------------------------------------
Class B
-------------------------------------------------------------------------------------------------
Class E
-------------------------------------------------------------------------------------------------
Neuberger Berman Partners Mid Cap Value
-------------------------------------------------------------------------------------------------
Class A
-------------------------------------------------------------------------------------------------
Class B
-------------------------------------------------------------------------------------------------
Class E
-------------------------------------------------------------------------------------------------
Putnam International Stock (5)
-------------------------------------------------------------------------------------------------
Class A
-------------------------------------------------------------------------------------------------
Class B
-------------------------------------------------------------------------------------------------
Class E
-------------------------------------------------------------------------------------------------
Russell 2000 Index
-------------------------------------------------------------------------------------------------
Class A
-------------------------------------------------------------------------------------------------
Class B
-------------------------------------------------------------------------------------------------
Class E
-------------------------------------------------------------------------------------------------
Salomon Brothers Strategic Bond Opportunities
-------------------------------------------------------------------------------------------------
Class A
-------------------------------------------------------------------------------------------------
Class B
-------------------------------------------------------------------------------------------------
Class E
-------------------------------------------------------------------------------------------------
Salomon Brothers U.S. Government
-------------------------------------------------------------------------------------------------
Class A
-------------------------------------------------------------------------------------------------
Class B
-------------------------------------------------------------------------------------------------
Class E
-------------------------------------------------------------------------------------------------
Scudder Global Equity
-------------------------------------------------------------------------------------------------
Class A
-------------------------------------------------------------------------------------------------
Class E
-------------------------------------------------------------------------------------------------
State Street Research Aggressive Growth
-------------------------------------------------------------------------------------------------
Class A
-------------------------------------------------------------------------------------------------
Class E
-------------------------------------------------------------------------------------------------
State Street Research Aurora
-------------------------------------------------------------------------------------------------
Class A
-------------------------------------------------------------------------------------------------
Class B
-------------------------------------------------------------------------------------------------
Class E
-------------------------------------------------------------------------------------------------
State Street Research Bond Income (6)(7)
-------------------------------------------------------------------------------------------------
Class A
-------------------------------------------------------------------------------------------------
Class B
-------------------------------------------------------------------------------------------------
Class E
-------------------------------------------------------------------------------------------------
State Street Research Diversified
-------------------------------------------------------------------------------------------------
Class A
-------------------------------------------------------------------------------------------------
Class E
-------------------------------------------------------------------------------------------------
State Street Research Investment Trust
-------------------------------------------------------------------------------------------------
Class A
-------------------------------------------------------------------------------------------------
Class B
-------------------------------------------------------------------------------------------------
Class E
-------------------------------------------------------------------------------------------------
State Street Research Large Cap Value
-------------------------------------------------------------------------------------------------
Class A
-------------------------------------------------------------------------------------------------
State Street Research Money Market (6)(7)
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                                     Average Annual Total Return
-------------------------------------------------------------------------------------------------
                                                                                        Since
               Portfilio                      One Year    Five Years    Ten Years    Commencement
               ---------                      --------    ----------    ---------    ------------
-------------------------------------------------------------------------------------------------
Class A
-------------------------------------------------------------------------------------------------
Class B
-------------------------------------------------------------------------------------------------
Class E
-------------------------------------------------------------------------------------------------
T. Rowe Price Large Cap Growth
-------------------------------------------------------------------------------------------------
Class A
-------------------------------------------------------------------------------------------------
Class E
-------------------------------------------------------------------------------------------------
T. Rowe Price Small Cap Growth
-------------------------------------------------------------------------------------------------
Class A
-------------------------------------------------------------------------------------------------
Class E
-------------------------------------------------------------------------------------------------
Zenith Equity (6) (8)
-------------------------------------------------------------------------------------------------
Class A
-------------------------------------------------------------------------------------------------
Class B
-------------------------------------------------------------------------------------------------
Class E
-------------------------------------------------------------------------------------------------

(1) On May 1, 2000, Wellington Management became subadviser to the Portfolio, succeeding Loomis Sayles.

(2) On May 1, 2002, FMR became the subadviser to the Portfolio, succeeding Westpeak Investment Advisors, L.P.

(3) On May 1, 2000, Harris Associates became subadviser to the Portfolio, succeeding Goldman Sachs Asset Management ("GSAM"). On May 1, 1998, GSAM became subadviser to the Portfolio, succeeding Loomis Sayles.

(4) On July 1, 2001, MFS became subadviser to the Portfolio, succeeding Back Bay Advisors, L.P. ("Back Bay Advisors").

(5) On January 24, 2000, Putnam Investment Management, LLC became subadviser to the Portfolio, succeeding Santander Global Advisors, Inc.

(6) Zenith Equity, State Street Research Bond Income and State Street Research Money Market commenced operations on August 26, 1983 and their average annual total returns since commencement have been calculated for the period beginning with that date. These returns would not change if they had been calculated for the period beginning with September 1, 1983, which is the period for which the average annual total returns since commencement have been calculated for the S&P 500, Lehman Intermediate Government/Credit Bond Index, Consumer Price Index and Dow Jones Industrial Average (unless otherwise indicated).

(7) On July 1, 2001, State Street Research & Management Company ("State Street Research") became subadviser to the Portfolio, succeeding Back Bay Advisors.

(8) On May 1, 2002, Capital Growth Management Limited Partnership ("CGM") ceased to be subadviser to Zenith Equity, but MetLife Advisers remained as adviser. CGM was the adviser to Zenith Equity from the Portfolio's inception to April 30, 2001. From May 1, 2001 to April 30, 2002, CGM was the subadviser to the Portfolio and MetLife Advisers was the adviser.

Calculations of Yield and Total Return

      Yield and Effective Yield of State Street Research Money Market. The yield of State Street Research Money Market represents the net change, exclusive of capital changes, in the value of a hypothetical account having a balance of one share at the beginning of the period for which yield is determined (the "base period"). Current yield for the base period (for example, seven calendar days) is calculated by dividing (i) the net change in the value of the account for the base period by (ii) the number of days in the base period. The resulting number is then multiplied by 365 in order to determine such net change on an annualized basis. This amount is divided by the value of the account as of the beginning of the base period, normally $100, in order to state the current yield as a percentage. Yield may also be calculated on an "effective" or a "compound" basis, which assumes continual reinvestment throughout an entire year of net income earned at the same rate as net income is earned by the account for the base period. Yield is calculated without regard to realized and unrealized gains and losses. The yield of State Street Research Money Market will vary depending on prevailing interest rates, the operating expenses of State Street Research Money Market and the quality, maturity and type of instruments held in the portfolio of State Street Research Money Market. Yield information may be useful in reviewing State Street Research Money Market's performance and providing a basis for comparison with other investment alternatives, although the yield of State Street Research Money Market does not take into account any of the fees imposed in connection with the purchase of variable insurance policies or variable annuity contracts offered by MetLife, NEF, General American, or their affiliates. However, unlike certain bank deposits or other investments which pay a fixed yield for a stated period of time, money market fund yields fluctuate. Consequently no yield quotation should be considered as representative of what the yield of State Street Research Money Market may be for any specified period in the future.

     For the seven day period ending December 31, 2002, State Street Research Money Market had a yield of [___]% and an effective yield of [___]%.

     Calculation of Total Return. Total return is a measure of the change in value of an investment in a class of the Portfolio over the period covered, which assumes that any dividends or capital gain distributions are automatically reinvested in the Portfolio rather than paid to the investor in cash. Total return may be higher or lower than past performance, and there can be no assurance that any historical results will continue.

     The formula for total return used by a Portfolio includes three steps: (i) adding to the total number of shares purchased by a hypothetical $1,000 investment in a class of a Portfolio all additional shares that would have been purchased if all dividends and distributions paid or distributed during the period had been automatically reinvested; (ii) calculating the value of the hypothetical initial investment as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share of each class on the last trading day of the period; and (iii) dividing this account value for the hypothetical investor by the amount of the initial investment and annualizing the result for periods of less than one year. Total return reflects the bearing or deferral of certain expenses by MetLife Advisers. Total return would be lower for these Portfolio if these expense arrangements had not been in effect. Total return does not reflect charges assessed against the insurance company separate accounts or the variable life insurance or variable annuity products for which the Fund serves as an investment vehicle. Total return of a Portfolio should only be considered along with investment return information for those separate accounts or the variable life insurance or variable annuity products.

     The SEC standardized total return for the Class B shares and Class E shares of each Portfolio is the SEC standardized total return of the Class A shares of that Portfolio adjusted for the expenses allocable to the relevant class of shares. The Fund may also advertise, or provide to the separate accounts, other non-standardized Class B or Class E total returns of the same types the Fund advertises or provides with respect to Class A. The Fund may also advertise or provide non-standardized total return for the Class B shares or Class E shares of a Portfolio as of the date of inception of such class of shares.

Performance Comparisons

     Total Return. Each Portfolio may, from time to time, include its total return in advertisements or in other written information furnished to present and prospective owners of the variable life insurance and variable annuity contracts supported by the Fund. In addition, each Portfolio may, from time to time, provide a ranking of such performance figures relative to similar figures for mutual funds whose performance has been monitored by Lipper Analytical Services, Inc. ("Lipper") or Morningstar, Inc. Performance information about a Portfolio is based on the Portfolio's past performance and is not intended to indicate future performance.

     Total return may also be used to compare the performance of each class of a Portfolio against certain widely acknowledged standards or indices for stock and bond market performance, including, but not limited to, the S&P 500 Index, the S&P MidCap 400 Index, the Dow Jones Industrial Average, the Lehman Government/Credit Bond Index, the Lehman Intermediate Government/Credit Bond Index, the S&P/BARRA Growth Index, the S&P/BARRA Value Index, the Lipper Variable Products Balanced Fund Average, the Lipper Variable Products Growth and Income Average, the Lipper Variable Products A-Rated Corporate Bond Fund Average, the Lipper Variable Products Flexible Portfolio Fund Average, the Lipper Variable Products General Bond Fund Average, the Lipper Variable Products Growth Fund Average, the Lipper Variable Products International Fund Average, the Lipper Variable Products Intermediate Investment Grade Debt Fund Average, the Lipper Variable Small Company Fund Average, the Lipper Variable S&P 500 Index Fund Average, the Lipper Variable U.S. Mortgage and GNMA Fund Average, the MSCI EAFE Index, the MSCI World Index, the Russell 2500 Growth Index, the

Russell 2000 Index, the Russell 2000 Growth Index, the Russell 2000 Value Index, the Russell 1000 Index, the Russell 1000 Growth Index, the Russell 1000 Value Index, the Russell Midcap Growth Index, the Russell Select Index, the Lehman Brothers Aggregate Bond Index, the Lehman Brothers Intermediate Government Bond Index and the Morgan Stanley Capital International Europe, AustraAsia, Far East Index, or against the U.S. Bureau of Labor Statistics' Consumer Price Index.

     The S&P 500 Index is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 Index is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included.

     The S&P MidCap 400 Index is a market capitalization-weighted index of 400 medium-capitalization stocks.

     The Dow Jones Industrial Average ("DJIA") is a market value-weighted and unmanaged index of 30 large industrial stocks traded on the New York Stock Exchange.

     The Lehman Government/Credit Bond Index is a measure of the market value of approximately 5,300 bonds. To be included in the Lehman Government/Credit Bond Index, an issue must have amounts outstanding in excess of $100 million, have at least one year to maturity and be rated "Baa" or higher ("investment grade") by a nationally recognized rating agency.

     The Lehman Intermediate Government/Credit Bond Index is an unmanaged index of investment grade bonds issued by the U.S. Government and U.S. corporations having maturities between one and ten years.

     The Consumer Price Index, published by the U.S. Bureau of Labor Statistics, is a statistical measure of changes, over time, in the prices of goods and services in major expenditure groups.

     The S&P/BARRA Growth Index is an unmanaged index of more than 150 large capitalization stocks that have high historical earnings growth and predicted above average earnings growth. The S&P/BARRA Value Index is an unmanaged index of more than 300 large capitalization stocks characterized by low price-to-book ratios, high yield and low price-to-earnings ratios. Both the S&P/BARRA Growth Index and the S&P/BARRA Value Index are compiled by BARRA.

     The Lipper Variable Products Balanced Fund Average is a measure of the performance of the largest open-end balanced mutual funds that underlie variable contracts.

     The Lipper Variable Products Growth and Income Average represents a grouping of funds underlying variable contracts which have growth and income as their investment objectives.

     The Lipper Variable Products A-Rated Corporate Bond Fund Average represents a grouping of funds underlying variable contracts which have similar investment objectives as calculated by Lipper Analytical Services.

     Lipper Variable Products Flexible Portfolio Fund Average represents a grouping of funds underlying variable contracts which have similar investment objectives as calculated by Lipper Analytical Services.

     The Lipper Variable Products General Bond Fund Average represents a grouping of funds underlying variable contracts which have similar investment objectives as calculated by Lipper Analytical Services.

     Lipper Variable Products Growth Fund Average represents a grouping of funds underlying variable contracts which have similar investment objectives as calculated by Lipper Analytical Services.

     The Lipper Variable Products Intermediate Investment Grade Debt Fund Average represents a grouping of funds underlying variable contracts which have similar investment objectives as calculated by Lipper Analytical Services.

     The Lipper Variable Products Small Company Fund Average represents a grouping of funds underlying variable contracts which have similar investment objectives as calculated by Lipper Analytical Services.

     The Lipper Variable Products S&P 500 Index Fund Average represents a grouping of funds underlying variable contracts which have similar investment objectives as calculated by Lipper Analytical Services.

     The Lehman Brothers Aggregate Bond Index is an index which includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds, and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC.

     The Lehman Brothers Intermediate Government Bond Index is an index which includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations having maturities of one to ten years.

     The MSCI EAFE(R) Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. As of April 2002 the MSCI EAFE Index consisted of the following 21 developed market country indices:
Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

     The MSCI World Index(SM) is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. As of April 2002 the MSCI World Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

     The Russell 2500 Growth Index(R) measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

     The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

     The Russell 1000(R) Value Index is a market capitalization-weighted index of value oriented stocks of the largest U.S. domiciled companies. Value oriented stocks tend to have lower price-to-book ratios and lower forecasted growth values.

     The Russell 2000(R) Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

     The Russell 2000(R) Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

     The Russell 2000(R) Index is an unmanaged index which consists of 2000 small market capitalization stocks having an average market cap of $490 million as of its last reconstitution date, June 30, 2002. The market capitalization of the companies comprising the Index will vary during the year. The Index is reconstituted annually.

     The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index.

     The Russell Midcap(R) Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. The Russell 1000 Index represents the largest 1000 U.S. companies. As of the latest reconstitution on June 30, 2002, the average market capitalization of companies in the Russell Midcap Index was $3.6 billion. The market capitalization of the companies comprising the Index will vary during the year. The Index is reconstituted annually.

     From time to time, articles about a Portfolio regarding performance, rankings and other Portfolio characteristics may appear in national publications including, but not limited to, The Wall Street Journal, Forbes, Fortune, CDA Investment Technologies and Money Magazine. In particular, some or all of these publications may publish their own rankings or performance reviews of mutual funds, including the Fund. References to or reprints or portions of reprints of such articles, which may be include rankings that list the names of other funds and their performance, may be used as Fund or variable contract sales literature or advertising material. (See Appendix B - Advertising and Promotional Literature.)

                                    EXPENSES

Expense Agreement

     Pursuant to an expense agreement relating to each class of FI Mid Cap Opportunities, Franklin Templeton Small Cap Growth, Met/Putnam Voyager, MFS Investors Trust, MFS Research Managers, Morgan Stanley EAFE Index and State Street Research Large Cap Value, MetLife Advisers has agreed to pay, from May 1, 2003 to April 30, 2004, the operating expenses (not including amortization of expenses, brokerage costs, interest, taxes, or extraordinary expenses) in excess of stated annual expense limits (based on a Portfolio's then-current fiscal year, which limits vary from Portfolio to Portfolio). MetLife Advisers' obligation to pay is subject to the obligation of each class of such Portfolios (other than Met/Putnam Voyager and Morgan Stanley EAFE Index) to repay MetLife Advisers such expenses in future years, if any, when a class' expenses fall below the stated expense limit pertaining to that class. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class' stated expense limit; provided, however, that no class of a Portfolio is obligated to repay any expense paid by MetLife Advisers more than three years in the case of Franklin Templeton Small Cap Growth, MFS Investors Trust and MFS Research Managers, and five in the case of FI Mid Cap Opportunities and State Street Research Large Cap Value, after the end of the fiscal year in which such expense was incurred. The expense limits (annual rates as a percentage of each class of each Portfolio's net average daily net assets) are as follows:

        -------------------------------------------------------------------------------
         Portfolio                                       Expense Limit Agreement

        -------------------------------------------------------------------------------
                                                      Class A   Class B     Class E
        -------------------------------------------------------------------------------
         FI Mid Cap Opportunities                          %         %           %
        -------------------------------------------------------------------------------
         Franklin Templeton Small Cap Growth               %         %           %
        -------------------------------------------------------------------------------
         Met/Putnam Voyager                                %         %           %
        -------------------------------------------------------------------------------
         MFS Investors Trust                               %         %           %
        -------------------------------------------------------------------------------
         MFS Research Managers                             %         %           %
        -------------------------------------------------------------------------------
         Morgan Stanley EAFE Index                         %         %           %
        -------------------------------------------------------------------------------
         State Street Research Large Cap Value             %         %           %
        -------------------------------------------------------------------------------

Additional Information About Expenses

     Each Portfolio pays all expenses not borne by MetLife Advisers or its subadviser or MetLife, including, but not limited to, the charges and expenses of each Portfolio's custodian, independent auditors and legal counsel for the Fund and its independent directors, all brokerage commissions and transfer taxes in connection with portfolio transactions, all taxes and filing fees, the fees and expenses for registration or qualification of its shares under federal and state securities laws, all expenses of shareholders' and directors' meetings and preparing, printing and mailing prospectuses and reports to shareholders, dues for membership in the Investment Company Institute, and the compensation of Directors of the Fund who are not directors, officers or employees of MetLife Advisers or its affiliates, other than affiliated registered investment companies.

     The table below sets forth the total expenses incurred by each Portfolio subject to expense limits during the year ended December 31, 2002 and what each Portfolio's expenses would have been without the expense agreement for the same period.

------------------------------------------------------------------------------------------------------------------
Portfolio         Total Operating Expenses (as a percentage of     Total Operating Expenses (as a percentage of
                  average daily net assets)                        average daily net assets) without the expense
                                                                   agreement
------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                     Class A       Class B*       Class E*       Class A        Class B*      Class E*
-----------------------------------------------------------------------------------------------------------
FI Mid Cap            [___]%        [___]%         [___]%         [___]%         [___]%        [___]%
Opportunities
-----------------------------------------------------------------------------------------------------------
Franklin Templeton    [___]%        [___]%         [___]%         [___]%         [___]%        [___]%
Small Cap Growth
-----------------------------------------------------------------------------------------------------------
Janus Growth          [___]%        [___]%         [___]%         [___]%         [___]%        [___]%
-----------------------------------------------------------------------------------------------------------
MetLife Mid           [___]%        [___]%         [___]%         [___]%         [___]%        [___]%
Cap Stock Index
-----------------------------------------------------------------------------------------------------------
Met/Putnam            [___]%          N/A          [___]%         [___]%           N/A         [___]%
Voyager
-----------------------------------------------------------------------------------------------------------
MFS Investors         [___]%        [___]%         [___]%         [___]%         [___]%        [___]%
Trust
-----------------------------------------------------------------------------------------------------------
MFS Research          [___]%        [___]%         [___]%         [___]%         [___]%        [___]%
Managers
-----------------------------------------------------------------------------------------------------------
Morgan Stanley        [___]%        [___]%         [___]%         [___]%         [___]%        [___]%
EAFE Index
-----------------------------------------------------------------------------------------------------------
Russell 2000 Index    [___]%        [___]%         [___]%         [___]%         [___]%        [___]%
-----------------------------------------------------------------------------------------------------------
Salomon Brothers      [___]%        [___]%         [___]%         [___]%         [___]%        [___]%
U.S. Government
-----------------------------------------------------------------------------------------------------------
State Street          [___]%          N/A            N/A          [___]%           N/A           N/A
Research Large
Cap Value
-----------------------------------------------------------------------------------------------------------

*Expense information shown for Class B shares and Class E shares is based on the expenses of Class A shares adjusted to reflect the 0.25% 12b-1 fee of Class B shares and the 0.15% 12b-1 fee of Class E shares.

     These expense figures do not include portfolio brokerage commissions, which are not deducted from the Portfolio's assets in the same manner as other charges and expenses; rather, brokerage commissions are part of the purchase price paid for portfolio securities and reduce the proceeds received on the sale of portfolio securities.

                             DIRECTORS AND OFFICERS

     The Fund's Directors review actions of the Fund's investment adviser and subadvisers, and decide upon matters of general policy. The Fund's officers supervise the daily business operations of the Fund. The Board of Directors and the Fund's officers are listed below. Each Director is responsible for overseeing all 37 Portfolios of the Fund. There is no limit to the term a Director may serve.

Interested Directors

     Each Director below is an "interested person" (as defined by the 1940 Act) in that Ms. Goggin is an employee, and Mr. Typermass, a former employee of, and currently consulting to, MetLife, which is an affiliate of MetLife Advisers, the investment adviser of the Fund.

-------------------------------------------------------------------------------------------------------------------
                               Current        Position(s)      Principal occupations over past five years,
 Name and address   Age   position(s) with    held since            including other directorships/(1)/
                                Fund
-------------------------------------------------------------------------------------------------------------------
Anne M. Goggin       53   Director, Chairman     2002     Chief Counsel-Individual Business, MetLife; Trustee
Metropolitan Life         of the Board,                   and Chairman of the Board, New England Zenith Fund
Insurance Company         President and                   ("Zenith Fund")*; Senior Vice President and General
1 Madison Avenue          Chief Executive                 Counsel, New England Financial ("NEF"); Chair of the
New York, NY 10010        Officer                         Board of Managers, President and Chief Executive Officer,
                                                          MetLife Advisers; Director, New England Securities
                                                          Corporation ("NES"); formerly, General Counsel, Secretary
                                                          and Clerk, NES, 1993-1999.

--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Arthur G. Typermass        64   Director                1998     Formerly, Senior Vice-President and Treasurer,
43 Chestnut Street                                               MetLife, 1997-1998.
Garden City, NY 11530
--------------------------------------------------------------------------------------------------------------------------

Non-Interested Directors

Each Director below is not an "interested person" (as defined by the 1940 Act).

--------------------------------------------------------------------------------------------------------------------------
                                      Current       Position(s)
 Name and address         Age    position(s) with    held since     Principal occupations over past five years/(1)/
                                       Fund
--------------------------------------------------------------------------------------------------------------------------
Steve A. Garban+           64   Director                1993     Formerly, Senior Vice President Finance and Operations
The Pennsylvania                                                 and Treasurer, The Pennsylvania State University.
State
University
208 Old Main
University Park,
PA 16802
--------------------------------------------------------------------------------------------------------------------------
Linda B. Strumpf           54   Director                2000     Vice President and Chief Investment Officer, Ford
Ford Foundation                                                  Foundation.
320 E. 43/rd/ Street
New York, NY 10017
--------------------------------------------------------------------------------------------------------------------------
Dean O. Morton+            70   Director                1993     Formerly, Executive Vice President, Chief Operating
3200 Hillview Avenue                                             Officer and Director, Hewlett-Packard Company.
Palo Alto, CA  94304
--------------------------------------------------------------------------------------------------------------------------
Michael S. Scott           64   Director                1993     Jay W. Forrester Professor of Management at Sloan
Morton+                                                          School of Management, MIT.
Massachusetts
Institute of
Technology ("MIT")
50 Memorial Drive
Cambridge, MA 02138
--------------------------------------------------------------------------------------------------------------------------
Toby Rosenblatt+           63   Director                2001     President, since 1999, and formerly, Vice President,
3409 Pacific Avenue                                              Founders Investments, Ltd.
San Francisco, CA
94118
--------------------------------------------------------------------------------------------------------------------------
H. Jesse Arnelle           68   Director                2001     Counsel, Womble Carlyle Sandrie & Rice; formerly,
400 Urbano Drive                                                 Senior Partner, Arnelle, Hastie, McGee, Willis and
San Francisco, CA                                                Greene.
94127
--------------------------------------------------------------------------------------------------------------------------

Officers

--------------------------------------------------------------------------------------------------------------------------
                                      Current       Position(s)
 Name and address         Age   position(s) with    held since      Principal occupations over past five years/(1)/
                                       Fund
--------------------------------------------------------------------------------------------------------------------------
John F. Guthrie, Jr.       58   Senior Vice             2002     Manager and Senior Vice President, MetLife Advisers;
MetLife Advisers,               President                        Senior Vice President, Zenith Fund, Since 1995; Vice
LLC                                                              President, NEF.
501 Boylston Street
Boston, MA  02116
--------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
Peter Duffy                 46    Vice President and       2000      Senior Vice President, MetLife Advisers, since December
MetLife Advisers, LLC             Treasurer                          1998; Vice President, since 2002, and Treasurer, since
501 Boylston Street                                                  1998, Zenith Fund; Senior Vice President; NEF; formerly
Boston, MA  02116                                                    Senior Vice President, New England Funds, L.P.
------------------------------------------------------------------------------------------------------------------------------
Thomas M. Lenz              43    Vice President and       2002      General Counsel and Secretary, MetLife Advisers, since
MetLife Advisers, LLC             Secretary                          1998; Assistant General Counsel, MetLife; Vice
501 Boylston Street                                                  President, since 2002, and Secretary, since 1998,
Boston, MA 02116                                                     Zenith Fund; formerly, Vice President, State Street
                                                                     Bank and Trust Company.
------------------------------------------------------------------------------------------------------------------------------
David W. Allen              45    Senior Vice Pressident   2002      Head of Individual Life Product Management, MetLife;
Metropolitan Life                                                    Senior Vice President, Zenith Fund, since 2002.
Insurance Company
501 Boylston Street
Boston, MA 02116
------------------------------------------------------------------------------------------------------------------------------
Hugh McHaffie               43    Senior Vice President    2000      Senior Vice President, MetLife, since 1999; Senior Vice
Metropolitan Life                                                    President, Zenith Fund, since 2002; formerly Vice
Insurance Company                                                    President, Manufacturers Life North America.
501 Boylston Street
Boston, MA  02116
------------------------------------------------------------------------------------------------------------------------------
Thomas C. McDevitt          46    Vice President           2002      Vice President, Zenith Fund, since 1995.
MetLife Advisers, LLC
501 Boylston Street
Boston, MA  02116
------------------------------------------------------------------------------------------------------------------------------
Daphne Thomas-Jones         46    Vice President           2000      Assistant Vice President, since 1998, and formerly,
Metropolitan Life                                                    Director, MetLife.
Insurance Company
One Madison Avenue
New York, NY 10010
------------------------------------------------------------------------------------------------------------------------------

* Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.

(1) Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, New England Zenith Fund, New England Financial, New England Funds, L.P., or New England Securities Corporation are omitted if not materially different.

(+) Serves as a trustee, director and/or officer of one or more of the following companies, each of which has a direct or indirect advisory relationship with MetLife Advisers or its affiliates: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Tax-Exempt Trust, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust, State Street Research Growth Trust and State Street Research Exchange Trust (the "State Street Research Funds").

Director Beneficial Ownership

     The following table states the dollar range of equity securities beneficially owned by each Director in the Portfolios of the Fund.

------------------------------------------------------------------------------------------------------------------------------
                                                                    Dollar Range of Equity        Dollar Range of Equity
                                                                        Securities in                   Securities
           Director                   Name of Portfolio               the Portfolio/(1)/             In the Fund/(1)/
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
  Arthur G. Typermass         Putnam International Stock              [$10,001-$50,000]              [Over $100,000]
                              Portfolio
------------------------------------------------------------------------------------------------------------------------------
                              MetLife Stock Index Portfolio            [Over $100,000]
------------------------------------------------------------------------------------------------------------------------------
                              State Street Research Aggressive         [Over $100,000]
                              Growth Portfolio
------------------------------------------------------------------------------------------------------------------------------

(1) Represents ownership, as of December 31, 2002, of insurance products that utilize the Fund as an investment vehicle.

Committees of the Board

     The Directors have delegated certain authority to an Audit Committee, a Nominating Committee and the sub-committee of the Audit Committee described below (the "Contract Review Sub-committee"). Each of the Nominating and Audit Committees currently has the same members (Messrs. Garban, Dean O. Morton, and Michael S. Scott Morton and Ms. Strumpf), all of whom are Directors who are not interested persons of the Fund. The Contract Review Sub-committee consists of Mr.Garban and Ms. Strumpf.

     The Audit Committee reviews financial and accounting controls and procedures; recommends the selection of the independent accountants; reviews the scope of the audit; reviews financial statements and audit reports; and reviews the independence of the independent accountants and approval of fees and assignments relating to both audit and nonaudit activities of the independent accountants. Mr. Garban currently serves as chairman of the Audit Committee.

     The Nominating Committee selects nominees for election as Directors of the Fund.

     The Contract Review Sub-committee from time to time reviews and makes recommendations to the Board as to contracts requiring approval of a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund ("Independent Directors") and any other contracts that may be referred to it by the Board.

     During 2002, the Audit Committee met [___] times, the Nominating Committee met [___] times and the Contract Review Sub-committee met [___] times.

Board Approval of the Existing Advisory and Subadvisory Agreements

     In determining to approve the existing advisory and subadvisory agreements for the Portfolios, the Board of Directors, including the Independent Directors, did not identify any single factor as determinative but took into account a number of factors. The Directors considered the nature, quality, cost and extent of services performed by the investment adviser, subadvisers and affiliated companies under the existing advisory and subadvisory agreements. The Directors reviewed information on the investment performance of each Portfolio as well as performance of each Portfolio relative to a peer group of mutual funds and to the performance of an appropriate index or indices. The Directors took into account whether each Portfolio has operated in accordance with its investment objective and each Portfolio's record of compliance with its investment restrictions, tax and reporting requirements. The Directors also considered the investment adviser's and subadvisers' record with respect to regulatory compliance and evaluated the procedures of the investment adviser and subadvisers designed to protect the Portfolios against conflicts of interest, including the codes of ethics of the investment adviser and subadviser.

     The Directors also gave substantial consideration to the fees payable under the advisory and subadvisory agreements. The Directors considered, for each Portfolio, the Portfolio's expense ratio and the expense ratios of a peer group of funds. They also considered the contractual expense limitations and the financial impact on the investment adviser and subadvisers relating to such limitations and the amount and nature of fees paid by the Portfolios. The information on advisory and subadvisory fees and expense ratios, as well as performance data, included both information compiled by the investment adviser and information compiled by an independent data service. For these purposes, the Directors took into account not only the fees paid by the Portfolios, but also so-called "fallout benefits" to the investment adviser or subadviser, such as the engagement of affiliates of the investment adviser or subadviser to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the investment adviser or subadviser by reason of brokerage commissions generated by the securities transactions of the Portfolios. In evaluating each Portfolio's advisory and subadvisory fees, the Directors also took into account the demands, complexity and quality of the advisory of such Portfolio.

         With respect to the investment adviser, the Directors considered that the investment adviser is (i) ultimately responsible for the performance of the Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each Portfolio; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance procedures in place. With respect to the investment adviser, the Directors also considered that the investment adviser provides a full range of day-to-day administrative services for the Portfolios involving all aspects of the Portfolios' day-to-day operations (other than portfolio management).

         The Directors also considered the level of the investment adviser's and subadvisers' profits in respect of the management of the Portfolios and the provision of other services to the Portfolios by the investment adviser and subadvisers or their affiliates. They considered the levels of such profits in light of the actual operation of the investment adviser, each subadviser, the Fund and the respective Portfolio, and the fee structure of each Portfolio, including the levels of any breakpoints in the advisory or subadvisory fees.

         Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that the existing advisory fee structures were consistent with the fiduciary obligations of the investment adviser and the subadvisers.

Directors Fees

         The officers and Directors of the Fund who are affiliates of MetLife Advisers, any subadviser of the Fund or MetLife receive no compensation from the Fund for their services in such capacities, although they may receive compensation from MetLife, MetLife Advisers or any affiliate for services rendered in other capacities.

         The Directors who are not currently active employees of MetLife receive a fee of $15,000 per year, plus $3,500 for each Directors' meeting they attend, $500 for each Audit Committee, Nominating Committee or Contract Review Sub-committee meeting they attend, and reimbursement for out-of-pocket expenses related to such attendance. The chairman of the Audit Committee also receives a fee of $1,500 for each full calendar year during which he/she serves as chairman.

         During the fiscal year ended December 31, 2002, the persons who were then Directors of the Fund received the amounts set forth below.

              -----------------------------------------------------------------------------
                                                                        Total Compensation
                                                       Aggregate        from the Fund and
                                                   Compensation from    Fund Complex Paid
                     Name of Director(a)               the Fund           to Directors
              -----------------------------------------------------------------------------
              Linda B. Strumpf                    $                    $
              -----------------------------------------------------------------------------
              Steve A. Garban                     $                    $
              -----------------------------------------------------------------------------
              H. Jesse Arnelle                    $                    $
              -----------------------------------------------------------------------------
              Dean O. Morton                      $                    $
              -----------------------------------------------------------------------------
              Michael S. Scott Morton             $                    $
              -----------------------------------------------------------------------------
              Arthur G. Typermass                 $                    $
              -----------------------------------------------------------------------------
              Toby Rosenblatt                     $                    $
              -----------------------------------------------------------------------------

 (a) The Fund and the Fund Complex includes State Street Research Funds and is comprised of a total of [45] portfolios. "Total Compensation from the Fund and Fund Complex Paid to Directors" is for the 12 months ended [December 31, 2002].

         The Fund provides no pension or retirement benefits to Directors.

         At [March 31, 2003], the officers and Directors of the Fund as a group owned less than 1% of the outstanding shares of the Fund or any Portfolio.

                              ADVISORY ARRANGEMENTS

     Advisory Structure. Pursuant to separate advisory agreements (the "advisory agreements"), MetLife Advisers, LLC ("MetLife Advisers") has agreed to manage the investment and reinvestment of assets of each Portfolio. MetLife Advisers has delegated certain of these responsibilities, including responsibility for determining what investments such Portfolio should purchase, hold or sell and directing all trading for the Portfolio's account, for each of the Portfolios to subadvisers under subadvisory agreements described below.

     In each case, advisory services are provided subject to the supervision and control of the Fund's Directors. Each advisory agreement also provides that MetLife Advisers will furnish or pay the expenses of the applicable Portfolio for office space, facilities and equipment, services of executive and other personnel of the Fund and certain administrative services.

     MetLife Advisers (formerly, New England Investment Management, Inc. ("NEIM")) is a Delaware limited liability company. On January 1, 2001 NEIM converted to a Delaware limited liability company pursuant to Delaware law. New England Life Insurance Company ("NELICO") owns all of the voting interests in MetLife Advisers. NELICO is an indirect wholly-owned subsidiary of MetLife. MetLife is wholly-owned by MetLife, Inc., a public company traded on the New York Stock Exchange. The members of MetLife Advisers include each insurance company the separate accounts of which invest in registered investment companies to which MetLife Advisers serves as investment adviser. Each member's interest in MetLife Advisers entitles the member to share in the profit and loss of MetLife Advisers in proportion to the profit and loss of MetLife Advisers attributable to customers of that insurance company.

     Subject to the supervision of MetLife Advisers, each subadviser, pursuant to separate Sub-Advisory Agreements or Sub-Investment Management Agreements (hereinafter referred to as the "subadvisory agreements"), manages the assets of its Portfolio in accordance with each Portfolio's investment objective and policies, makes investment decisions for each Portfolio and employs professional advisers and securities analysts who provide research services to that Portfolio. The Portfolios pay no direct fees to any of the subadvisers.

     Metropolitan Life Insurance Company ("MetLife"), subadviser to the Index Portfolios, is a wholly owned subsidiary of MetLife, Inc., a publicly owned Delaware corporation.

     State Street Research, subadviser to State Street Research Aggressive Growth, State Street Research Aurora, State Street Research Bond Income, State Street Research Diversified, State Street Research Investment Trust, State Street Research Large Cap Value and State Street Research Money Market is a Delaware corporation and an indirect, wholly-owned subsidiary of MetLife, Inc.

     Putnam Investment Management, LLC ("Putnam"), subadviser to Putnam International Stock and Met/Putnam Voyager, is a Delaware limited liability company and has managed mutual funds since 1937. Putnam is a subsidiary of Putnam Management Trust, a Massachusetts business trust owned by Putnam LLC, which is also the parent company of Putnam Retail Management, Putnam Advisory Company, LLC (a wholly-owned subsidiary of The Putnam Advisory Company Trust) and Putnam Fiduciary Trust Company. Putnam LLC is a wholly-owned subsidiary of Putnam Investments Trust, a holding company that, except for a minority stake owned by employees, is owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

     Harris Associates L.P. ("Harris"), subadviser to Harris Oakmark Large Cap Value and Harris Oakmark Focused Value, is a limited partnership managed by its general partner, Harris Associates Inc. ("HAI"). HAI is a wholly-owned subsidiary of CDC IXIS Asset Management North America L.P. ("CDC North America"). CDC North America is a subsidiary of CDC Asset Management, which is the investment management arm of France's Caisse des Depots et Consignations ("CDC"), a major diversified financial institution.

     Janus Capital Management LLC ("Janus"), subadviser to Janus Mid Cap and Janus Growth, is a subsidiary of Janus Capital Group Inc. On January 1, 2003, Janus Capital Corporation and its parent, Stilwell Financial Inc., merged into Janus Capital Group Inc. ("Janus Capital Group"), a publicly-traded holding company with principal operations in financial asset management businesses. Janus Capital Group owns approximately 92% of Janus, and certain Janus employees directly own approximately 8%.

     Neuberger Berman Management Inc. ("Neuberger Berman"), subadviser to Neuberger Berman Partners Mid Cap Value, along with its predecessor firms and affiliates, have been managing money since 1939 and have specialized in the management of mutual funds since 1950. Neuberger Berman is a wholly owned subsidiaries of Neuberger Berman Inc., a publicly owned holding company owned primarily by the employees of Neuberger Berman, LLC.

     T. Rowe Price Associates, Inc. ("T. Rowe Price"), subadviser to T. Rowe Price Large Cap Growth and T. Rowe Price Small Cap Growth, is a Maryland corporation dating back to 1937. T. Rowe Price is a wholly-owned subsidiary of
T. Rowe Price Group, Inc.

     Franklin Advisers, Inc. ("Franklin Advisers"), subadviser to Franklin Templeton Small Cap Growth, is a California corporation and is a wholly owned subsidiary of Franklin Resources, Inc., a publicly owned company engaged in the financial services industry through its subsidiaries.

     Loomis Sayles, subadviser to Loomis Sayles Small Cap, was organized in 1926 and is one of the oldest and largest investment counsel firms in the country. An important feature of the Loomis Sayles investment approach is its emphasis on investment research. Recommendations and reports of the Loomis Sayles research department are circulated throughout the Loomis Sayles organization and are available to the individuals in the Loomis Sayles organization who have been assigned the responsibility for making investment decisions for the Portfolio. Loomis Sayles provides investment advice to numerous other institutional and individual clients. Loomis Sayles is a limited partnership whose sole general partner, Loomis, Sayles & Company, Incorporated is a wholly-owned subsidiary of CDC IXIS Asset Management Holdings, Inc. ("CDC Holdings"), which in turn is a wholly-owned subsidiary of CDC IXIS North America, L.P. ("CDC North America"). CDC North America owns the entire limited partnership interest in Loomis Sayles. CDC North America is a subsidiary of CDC Asset Management, which is the investment management arm of France's Caisse des Depots et Consignations ("CDC"), a major diversified financial institution.

     Wellington Management, subadviser to the Balanced Portfolio, is a professional investment counseling firm that provides services to investment companies, employee benefit plans, endowments, foundations and other institutions and individuals. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. Wellington Management is a Massachusetts limited liability partnership. The three managing partners of Wellington Management are Laurie A. Gabriel, Duncan M. McFarland and John R. Ryan.

     Fred Alger Management, Inc. ("Alger Management"), subadviser to Alger Equity Growth, provides investment management services to mutual funds and to other institutions and individuals. Alger Management is a wholly-owned subsidiary of Fred Alger & Company, Incorporated, which in turn is a wholly-owned subsidiary of Alger Associates, Inc., a financial services holding company. Fred M. Alger III owns a majority of the voting shares of Alger Associates, Inc. and is considered, under the 1940 Act, to control that company and its subsidiaries.

     Davis Selected Advisers, L.P. ("Davis Selected"), subadviser to Davis Venture Value, provides investment advisory services for mutual funds and other clients. Davis Investments, LLC, the general partner of Davis Selected, is controlled by Christopher C. Davis, the chairman, director and chief executive officer of Davis Investments, LLC. Davis Selected may also delegate any of its responsibilities to its wholly-owned subsidiary Davis Selected - NY, Inc. ("DSA-NY").

     Salomon Brother Asset Management Inc ("SBAM") provides investment advisory services for individuals, other mutual funds and institutional clients; it is subadviser to Salomon Brothers U.S. Government and together with its affiliate, Salomon Brothers Asset Management Limited ("SBAM Ltd."), to Salomon Brothers Strategic Bond Opportunities. SBAM is a corporation organized under the laws of Delaware on December 24, 1987 and is a registered investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the "Advisers Act"). SBAM is a wholly owned subsidiary of Salomon Brothers Holding Company Inc. ("SBHC"). SBHC is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc.("SSBH"), which in turn is a wholly owned subsidiary of Citigroup, Inc. ("Citigroup"). SBAM Ltd. is a company organized under the laws of England. SBAM Limited provides certain advisory services to SBAM relating to currency transactions and investments in non-dollar denominated debt securities for the benefit of Salomon Brothers Strategic Bond Opportunities. SBAM Ltd. is a wholly owned subsidiary of Salomon Brothers Europe Limited, which is wholly-owned by Salomon (International) Finanz AG,(25%) and Salomon International Limited (75%) which in turn is a wholly-owned subsidiary of SBHC. SBHC is a wholly-owned subsidiary of SSBH which in turn is wholly owned by Citigroup. The principal address of SBAM Ltd. and Salomon Brothers Europe Limited is Victoria Plaza, 111 Buckingham

Palace Road, London SW1W OSB, England, and the principal address of Salomon (International) Finanz AG is Schipfe 2, 8001 Zurich, Switzerland. SBAM Limited is a member of the Investment Management Regulatory Organization Limited in the United Kingdom and is registered as an investment adviser pursuant to the Advisers Act.

     MFS, subadviser to MFS Investors Trust, MFS Research Managers and MFS Total Return, and its predecessor organizations have a history of money management dating from 1924. MFS is an indirect subsidiary of Sun Life Assurance Company of Canada ("Sun Life").

     Capital Guardian Trust Company ("Capital Guardian"), subadviser to Capital Guardian U.S. Equity, is a privately owned investment management group with offices in major financial centers throughout the world. Capital Guardian is a wholly-owned subsidiary of Capital Group International, Inc., which itself is a wholly-owned subsidiary of The Capital Group Companies, Inc. Capital Guardian has been providing investment management services 1968.

     Jennison Associates LLC ("Jennison"), subadviser to Jennison Growth, is a registered investment advisor with the SEC, was founded in 1969 for the purpose of providing investment advice for domestic large capitalization growth equity accounts, primarily for large institutions. The firm has since expanded its investment capabilities to include small cap equity, mid cap (U.S. emerging) growth equity, multi cap (opportunistic) equity, large cap value, blend equity, international equity, global equity, balanced and fixed income management. Jennison is a wholly-owned subsidiary of Prudential Investment Management, Inc. ("PIMI"). PIMI is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. Jennison has been a Prudential company since 1985. Jennison is organized under the laws of Delaware as a single member limited liability company.

     Fidelity Management & Research Company ("FMR"), subadviser to FI Structured Equity and FI Mid Cap Opportunities, has entered into a sub-subadvisory agreement with FMR Co., Inc. ("FMRC") pursuant to which FMRC has primary responsibility for choosing investments for each Portfolio. FMR Corp., organized in 1972, is the ultimate parent company of FMR and FMRC The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon the voting common stock. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholder's voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.

Advisory Fees

     The Fund pays MetLife Advisers compensation at the annual percentage rates of the corresponding levels of that Portfolio's average daily net asset values, subject to any fee reductions or deferrals as described above in the section entitled "Expense Agreement" under "Expenses." Each Portfolio allocates and pays advisory fees among its constituent classes based on the aggregate daily net asset values of each such class.

                                                       Annual            Average Daily Net
Portfolio                                          Percentage Rate       Asset Value Levels
---------                                          ---------------       ------------------
Alger Equity Growth                                     .75%             First $1 billion
                                                        .70%             Over $1 billion

Balanced Portfolio (a)                                  .70%             First $200 million
                                                        .675%            Over $200 million

Capital Guardian U.S. Equity                            .70%             First $200 million
                                                        .65%             Next $300 million
                                                        .60%             Next 1.5 billion
                                                        .55%             Over $2 billion

Davis Venture Value                                     .75%             First $1 billion
                                                        .70%             Over $1 billion

                                                                 Annual           Average Daily Net
Portfolio                                                    Percentage Rate      Asset Value Levels
---------                                                    ---------------      ------------------
FI Mid Cap Opportunities                                         .80%             First $250 million
                                                                 .75%             Next $500 million
                                                                 .70%             Over $750 million

FI Structured Equity (b)                                         .70%             First $200 million
                                                                 .65%             Next $300 million
                                                                 .60%             Next $1.5 billion
                                                                 .55%             Over $2 billion

Franklin Templeton Small Cap Growth                              .90%             First $500 million
                                                                 .85%             Over $500 million

Harris Oakmark Focused Value (c)                                 .75%             All assets


Harris Oakmark Large Cap Value (d)                               .75%             First $250 million
                                                                 .70%             Over $250 million

Janus Growth                                                     .80%             First $500 million
                                                                 .75%             Next $500 million
                                                                 .70%             Over $1 billion

Janus Mid Cap (d)                                                .75%             First $100 million
                                                                 .70%             Next $400 million
                                                                 .65%             Over $500 million

Lehman Aggregate Bond Index (d)                                  .25%             All Assets

Loomis Sayles Small Cap (e)                                      .90%             First $500 million
                                                                 .85%             Over $500 million

MetLife Mid Cap Stock Index (d)                                  .25%             All Assets

MetLife Stock Index (d)                                          .25%             All Assets

Met/Putnam Voyager (d)                                           .80%             First $500 million
                                                                 .75%             Next $500 million
                                                                 .70%             Over $1 billion

MFS Investors Trust                                              .75%              All assets

MFS Research Managers                                            .75%             All assets

MFS Total Return                                                 .50%             All assets

Morgan Stanley EAFE Index (d)                                    .30%             All Assets

Neuberger Berman Partners Mid Cap Value (d)                      .70%             First $100 million
                                                                .675%             Next $250 million
                                                                 .65%             Next $500 million
                                                                .625%             Next $750 million
                                                                 .60%             Over $1.6 billion

Putnam International Stock (d) (f)                               .90%             First $500 million
                                                                 .85%             Next $500 million
                                                                 .80%             Over $1 billion

Russell 2000 Index (d)                                           .25%             All Assets

Salomon Brothers Strategic Bond Opportunities                    .65%             All assets

                                                                          Annual            Average Daily Net
Portfolio                                                             Percentage Rage       Asset Value Levels
---------                                                             ---------------       ------------------
Salomon Brothers U.S. Government                                           .55%             All assets

Scudder Global Equity (d)                                                  .90%             First $50 million
                                                                           .55%             Next $50 million
                                                                           .50%             Next $400 million
                                                                           .475%            Over $500 million

State Street Research Aggressive Growth (d)                                .75%             First $500 million
                                                                           .70%             Next $500 million
                                                                           .65%             Over $1 billion

State Street Research Aurora (d)                                           .85%             First $500 million
                                                                           .80%             Next $500 million
                                                                           .75%             Over $1 billion

State Street Research Bond Income (g)                                      .40%             First $1 billion
                                                                           .35%             Next $1 billion
                                                                           .30%             Next $1 billion
                                                                           .25%             Over $3 billion

State Street Research Diversified (d)                                      .50%             First $500 million
                                                                           .45%             Next $500 million
                                                                           .40%             Over $1 billion

State Street Research Investment Trust (d)                                 .55%             First $500 million
                                                                           .50%             Next $500 million
                                                                           .45%             Over $1 billion

State Street Research Large Cap Value                                      .70%             First $250 million
                                                                           .65%             Next $500 million
                                                                           .60%             Over $750 million

State Street Research Money Market (h)                                     .35%             First $1 billion
                                                                           .30%             Next $1 billion
                                                                           .25%             Over$2 billion

T. Rowe Price Large Cap Growth (d)                                         .70%             First $50 million
                                                                           .60%             Over $50 million

T. Rowe Price Small Cap Growth (d)                                         .55%             First $100 million
                                                                           .50%             Next $300 million
                                                                           .45%             Over $400 million

Zenith Equity (i)                                                           N/A             N/A

(a) Prior to May 1, 2000, the advisory fee payable by Balanced Portfolio was at the annual rate of 0.70% of the Portfolio's average daily net assets.

(b) Prior to May 1, 2002, the advisory fee payable by FI Structured Equity was at the annual rate of 0.70% of the first $200 million of the Portfolio's average daily net assets, 0.65% of the next $1.3 billion of such assets and 0.60% of such assets in excess of $1.5 billion.

(c) Prior to May 1, 1998, the advisory fee payable by Harris Oakmark Focused Value was at the annual rate of 0.70% of the first $200 million of the Portfolio's average daily net asset; 0.65% of the next $300 million of such assets; and 0.60% of such assets in excess of $500 million.

(d) Prior to May 1, 2001, this Portfolio paid advisory fees to MetLife, which was investment adviser to this Portfolio until May 1, 2001.

(e) Prior to January 1, 2000, the advisory fee payable by Loomis Sayles Small Cap was at the annual rate of 1.00% of the Portfolio's average daily net assets.

(f) Prior to January 24, 2000, the advisory fee payable by Putnam International Stock was at the annual rate of 0.75% of the first $500 million; 0.70% for the next $500 million; and 0.65% of such assets in excess of $1 billion.

(g) Prior to January 1, 2000, the advisory fee payable by State Street Research Bond Income was at the annual rate of 0.40% of the first $400 million of the Portfolio's average daily net assets; 0.35% of the next $300 million of such assets; 0.30% of the next $300 million of such assets; and 0.25% of such assets in excess of $1 billion.

(h) Prior to January 1, 2000, the advisory fee payable by State Street Research Money Market was at the annual rate of 0.35% of the first $500 million of the Portfolio's average daily net assets; 0.30% of the next $500 million of such assets; and 0.25% of such assets in excess of $1 billion.

(i) Effective May 1, 2002, there is no advisory fee payable directly by the Portfolio. Zenith Equity bears its share of the advisory fees of Capital Guardian U.S. Equity, FI Structured Equity and Jennison Growth through its investment in these underlying Portfolios. From May 1, 2001 to April 30, 2002, the advisory fee payable by Zenith Equity was at the annual rate of 0.70% of the first $200 million of the Portfolio's average daily net assets, 0.65% of the next $300 million of such assets, 0.60% of the next $1.5 billion of such assets and 0.55% of such assets in excess of $2 billion. Prior to May 1, 2001, CGM was the adviser to the Portfolio. From June 18, 1998 to April 30, 2001, the advisory fee payable by the Portfolio was the at the same rate. Prior to June 18, 1998, the advisory fee payable by the Portfolio was at the annual rate of 0.70% of the first $200 million of the Portfolio's average daily net assets; 0.65% of the next $300 million of such assets; and 0.60% of such assets in excess of $500 million.

Subadvisory Fees

         MetLife Advisers pays each subadviser at the following rates for providing subadvisory services to the following Portfolios:

                                                               Annual
                                                       Percentage Rate Paid by
                                                       MetLife Advisers (d) to    Average Daily Net
Portfolio                                                  the Subadvisers        Asset Value Levels
---------                                                  ---------------        ------------------
Alger Equity Growth                                              .45%             First $100 million
                                                                 .40%             Next $400 million
                                                                 .35%             Over $500 million

Balanced Portfolio (a)                                           .325%            First $100 million
                                                                 .375%            Next $100 million
                                                                 .25%             Over $200 million

Capital Guardian U.S. Equity                                     .45%             First $100 million
                                                                 .40%             Next $400 million
                                                                 .35%             Next $500 million
                                                                 .30%             Over $1 billion

Davis Venture Value                                              .45%             First $100 million
                                                                 .40%             Next $400 million
                                                                 .35%             Over $500 million


FI Mid Cap Opportunities                                         .55%             First $250 million
                                                                 .50%             Next $500 million
                                                                 .45%             Over $750 million

                                                    Annual
                                            Percentage Rate Paid By
                                            MetLife Advisers (d) to        Average Daily Net
Portfolio                                       the Subadvisers            Asset Value Levels
---------                                       ---------------            ------------------
FI Structured Equity (b)                              .50%                 First $250 million
                                                      .40%                 Next $500 million
                                                      .35%                 Over $750 million

Franklin Templeton Small Cap Growth                   .60%                 First $200 million
                                                      .52%                 Next $300 million
                                                      .50%                 Over $500 million

Harris Oakmark Focused Value (c)                      .45%                 First $100 million
                                                      .40%                 Next $400 million
                                                      .35%                 Over $500 million

Harris Oakmark Large Cap Value (d)                    .45%                 First $100 million
                                                      .40%                 Next $400 million
                                                      .35%                 Over $500 million

Janus Growth                                          .50%                 First $250 million
                                                      .45%                 Next $500 million
                                                      .40%                 Next $750 million
                                                      .35%                 Over $1.5 billion

Janus Mid Cap (d)                                     .50%                 First $250 million
                                                      .45%                 Next $500 million
                                                      .40%                 Next $750 million
                                                      .35%                 Over $1.5 billion

Jennison Growth                                       .45%                 First $100 million
                                                      .40%                 Next $400 million
                                                      .35%                 Next $500 million
                                                      .30%                 Over $1 billion

Lehman Aggregate Bond Index (d)                         *

Loomis Sayles Small Cap                               .55%                 First $25 million
                                                      .50%                 Next $75 million
                                                      .45%                 Next $100 million
                                                      .40%                 Over $200 million

MetLife Mid Cap Stock Index (d)                         *

MetLife Stock Index (d)                                 *

Met/Putnam Voyager (d)                                .50%                 First $150 million
                                                      .45%                 Next $150 million
                                                      .35%                 Over $300 million

MFS Investors Trust                                   .40%                 First $150 million
                                                     .375%                 Next $150 million
                                                     .350%                 Over $300 million

MFS Research Managers                                 .40%                 First $150 million
                                                     .375%                 Next $150 million
                                                     .350%                 Over $300 million

MFS Total Return                                      .25%                 First $50 million
                                                      .20%                 Over $50 million

                                                                Annual
                                                        Percentage Rate Paid By
                                                        MetLife Advisers (d) to        Average Daily Net
Portfolio                                                   the Subadvisers            Asset Value Levels
---------                                                   ---------------            ------------------
Morgan Stanley EAFE Index (d)                                     *

Neuberger Berman Partners Mid Cap Value (d)                     .45%                   First $250 million
                                                                .40%                   Next $750 million
                                                                .35%                   Over $1 billion

Putnam International Stock (d) (e)                              .65%                   First $150 million
                                                                .55%                   Next $150 million
                                                                .45%                   Over $300 million

Russell 2000 Index (d)                                            *

Salomon Brothers Strategic Bond Opportunities                   .35%                   First $50 million
                                                                .30%                   Next $150 million
                                                                .25%                   Next $300 million
                                                                .20%                   Over $500 million

Salomon Brothers U.S. Government                               .225%                   First $200 million
                                                               .150%                   Next $300 million
                                                               .100%                   Over $500 million

Scudder Global Equity (d)                                       .70%                   First $50 million
                                                                .35%                   Next $50 million
                                                                .30%                   Next $400 million
                                                               .275%                   Over $500 million

State Street Research Aggressive Growth (d)                     .45%                   First $500 million
                                                                .35%                   Next $500 million
                                                                .30%                   Next $1.5 billion
                                                                .25%                   Over $2.5 billion

State Street Research Aurora (d)                                .55%                   First $250 million
                                                                .50%                   Next $250 million
                                                                .45%                   Next $250 million
                                                                .40%                   Over $750 million

State Street Bond Income                                        .20%                   First $250 million
                                                                .15%                   Over $250 million

State Street Research Diversified (d)                           .35%                   First $250 million
                                                                .30%                   Next $250 million
                                                                .25%                   Over $500 million

State Street Research Investment Trust (d)                      .40%                   First $250 million
                                                                .35%                   Next $250 million
                                                                .30%                   Next $1.5 billion
                                                                .25%                   Over $2 billion

State Street Research Large Cap Value                           .45%                   First $100 million
                                                                .40%                   Next $150 million
                                                                .35%                   Next $250 million
                                                                .30%                   Next $1.5 billion
                                                                .25%                   Over $2 billion

State Street Research Money Market                              .15%                   First $100 million

                                            Annual
                                    Percentage Rate Paid By
                                    MetLife Advisers (d) to   Average Daily Net
 Portfolio                              the Subadvisers       Asset Value Levels
 ---------                              ---------------       ------------------
                                              .075%           Over  $100 million

T. Rowe Price Large Cap Growth (d)            .50%            First $ 50 million
                                              .40%            Over  $ 50 million

T. Rowe Price Small Cap Growth (d)            .35%            First $100 million
                                              .30%            Next  $300 million
                                              .25%            Over  $400 million

Zenith Equity (f)                             N/A             N/A

* MetLife Advisers pays MetLife a subadviser fee for each Index Portfolio equal to the costs incurred by MetLife in providing subadviser services to the Portfolio.

(a) Prior to May 1, 2000, the subadviser to Balanced Portfolio was Loomis Sayles, and the subadvisory fee rate payable by MetLife Advisers was at the annual rate of 0.50% of the first $25 million of the Portfolio's average daily net assets, 0.40% of the next $75 million of such assets, and 0.30% of such assets in excess of $100 million.

(b) FMR has also agreed to make payments to NES (or an affiliate) to support the expenses of marketing the Portfolio. Prior to May 1, 2002, the subadviser to FI Structured Equity was Westpeak Investment Advisors, L.P., and the subadvisory fee was 0.50% of the first $25 million of the Portfolio average daily net assets, 0.40% of the next $75 million of such assets, 0.35% of the next $100 million of such assets and 0.30% of such assets in excess of $200 million.

(c) From May 1, 1998 to April 30, 2000, the subadviser to Harris Oakmark Focused Value was Goldman Sachs Asset Management. Prior to May 1, 1998, the subadviser of the Portfolio was Loomis Sayles, and the subadvisory fee rate payable by the MetLife Advisers was at the annual rate of 0.50% of the first $25 million of the Portfolio's average daily net assets, 0.40% of the next $75 million of such assets, 0.35% of the next $100 million of such assets, and 0.30% of such assets in excess of $200 million.

(d) Prior to May 1, 2001, MetLife paid advisory fees for this Portfolio. MetLife was investment adviser to this Portfolio until May 1, 2001.

(e) Prior to January 24, 2000, the subadviser to Putnam International Stock was Santander International Advisors, Inc. and the subadvisory fee rate payable for the Portfolio was at the annual rate of 0.55% of the first $500 million; 0.50% for the next $500 million; and 0.45% of such assets in excess of $1 billion.

(f) Effective May 1, 2002, Zenith Equity is managed directly by MetLife
Advisers and there is no subadviser to the Portfolio. From May 1, 2001 to April 30, 2002, the subadviser to Zenith Equity was CGM, and the subadvisory fee payable for the Portfolio was at the annual rate of 0.45% of the first $100 million of the Portfolio's average daily net assets, 0.40% of the next $400 million of such assets, 0.35% of the next $500 million of such assets, and 0.30% of such assets in excess of $1 billion. Prior to May 1, 2001, Zenith Equity had no subadviser and was managed directly by CGM as adviser.

         In connection with SBAM's service as subadviser to Salomon Brothers Strategic Bond Opportunities, SBAM's London based affiliate, SBAM Ltd. serves as subadviser to SBAM relating to currency transactions and investments in non-dollar denominated debt securities for the benefit of the Portfolio. For these services, SBAM has agreed to pay SBAM Ltd. one-third of the compensation that SBAM receives for serving as subadviser to the Portfolio.

         In connection with Davis Selected's service as subadviser to Davis Venture Value, Davis Selected may delegate any and all responsibilities to its New York based subsidiary, DSA-NY. As compensation to DSA-NY, Davis Selected will compensate DSA-NY for all reasonable direct and indirect costs associated with DSA-NY's performance of services provided to Davis Selected.

         In connection with FMR's service as subadviser to FI Structured Equity and FI Mid Cap Opportunities, FMR has delegated to FMRC primary responsibility for choosing investments for the Portfolios pursuant to a sub-subadvisory agreement which requires FMRC to manage the investment and reinvestment of the assets of the Portfolios, subject to the supervision of FMR. FMR compensates FMRC at a monthly rate equal to 50% of the subadvisory fee that MetLife Advisers pays to FMR under the subadvisory agreement in respect of that portion of the Portfolios' assets managed by FMRC during such month. The Fund pays no fee to FMRC under the sub-subadvisory agreement.

         For the fiscal years ended December 31, 2000, 2001, and 2002, each Portfolio paid the following amounts in advisory fees to MetLife Advisers:

--------------------------------------------- -----------------------------------------------
                                            Amount Paid to MetLife Advisers or MetLife(b)
---------------------------------------------------------------------------------------------
Portfolio                                       2000             2001         2002
---------                                       ----             ----         ----
---------------------------------------------------------------------------------------------
Alger Equity Growth                            $ 7,643,917     $ 6,474,180          $
---------------------------------------------------------------------------------------------
Balanced Portfolio                             $ 1,189,435     $ 1,032,020          $
----------------------------------------------------------------------------------------------
Capital Guardian U.S. Equity (a)
----------------------------------------------------------------------------------------------
Davis Venture Value                            $ 6,002,735     $ 6,636,172          $
----------------------------------------------------------------------------------------------
FI Mid Cap Opportunities (a)
----------------------------------------------------------------------------------------------
FI Structured Equity                           $ 2,732,798     $ 2,281,808          $
----------------------------------------------------------------------------------------------
Franklin Templeton Small Cap Growth                     --     $    38,225          $
----------------------------------------------------------------------------------------------
Harris Oakmark Focused Value                   $   842,082     $ 1,828,530          $
----------------------------------------------------------------------------------------------
Harris Oakmark Large Cap Value (b)             $   316,530     $ 1,076,242          $
----------------------------------------------------------------------------------------------
Janus Growth                                            --     $    38,389          $
----------------------------------------------------------------------------------------------
Janus Mid Cap (b)                              $15,330,298     $ 8,632,720          $
----------------------------------------------------------------------------------------------
Jennison Growth (a)
----------------------------------------------------------------------------------------------
Lehman Aggregate Bond Index (b)                $   340,601     $   521,865          $
----------------------------------------------------------------------------------------------
Loomis Sayles Small Cap                        $ 3,933,260     $ 3,746,012          $
----------------------------------------------------------------------------------------------
MetLife Mid Cap Stock Index (b)                $    41,219     $   204,629          $
----------------------------------------------------------------------------------------------
MetLife Stock Index (b)                        $10,575,467     $ 9,392,479          $
----------------------------------------------------------------------------------------------
Met/Putnam Voyager (b)                         $   104,812     $   372,724          $
----------------------------------------------------------------------------------------------
MFS Investors Trust                            $    98,023     $   153,673          $
----------------------------------------------------------------------------------------------
MFS Research Managers                          $   233,149     $   352,183          $
----------------------------------------------------------------------------------------------
MFS Total Return                               $ 1,005,439     $   830,746          $
----------------------------------------------------------------------------------------------
Morgan Stanley EAFE Index (b)                  $   274,174     $   312,492          $
----------------------------------------------------------------------------------------------
Neuberger Berman Partners Mid Cap Value (b)    $   438,080     $ 1,087,854          $
----------------------------------------------------------------------------------------------
Putnam International Stock (b)                 $ 2,861,103     $ 3,362,607          $
----------------------------------------------------------------------------------------------
Russell 2000 Index (b)                         $   317,375     $   334,711          $
----------------------------------------------------------------------------------------------
Salomon Brothers Strategic Bond Opportunities  $   603,006     $   668,142          $
----------------------------------------------------------------------------------------------
Salomon Brothers U.S. Government               $   280,949     $   428,527          $
----------------------------------------------------------------------------------------------
Scudder Global Equity (b)                      $ 1,213,183     $ 1,183,408          $
----------------------------------------------------------------------------------------------
State Street Research Aggressive Growth (b)    $11,798,675     $ 8,357,463          $
----------------------------------------------------------------------------------------------
State Street Research Aurora (b)               $   102,277     $ 1,593,293          $
----------------------------------------------------------------------------------------------
State Street Research Bond Income              $ 1,096,230     $ 1,289,312          $
----------------------------------------------------------------------------------------------
State Street Research Diversified (b)          $12,148,236     $10,709,985          $
----------------------------------------------------------------------------------------------
State Street Research Investment Trust (b)     $17,076,256     $12,961,977          $
----------------------------------------------------------------------------------------------
State Street Research Large Cap Value (a)               --              --          $
----------------------------------------------------------------------------------------------
State Street Research Money Market             $   774,127       $907, 488          $
----------------------------------------------------------------------------------------------
T. Rowe Price Large Cap Growth (b)             $   803,995     $ 1,060,841          $
----------------------------------------------------------------------------------------------
T. Rowe Price Small Cap Growth (b)             $ 1,749,910     $ 1,534,405          $
----------------------------------------------------------------------------------------------
Zenith Equity (c)                              $         0     $ 5,554,311(a)       $
----------------------------------------------------------------------------------------------

(a) For the period May 1, 2002 through December 31, 2002.

(b) MetLife was the investment adviser of these Portfolios until May 1, 2001.

(c) For the fiscal year ended December 31, 2000, Zenith Equity paid CGM a total of $11,474,067 in advisory fees. MetLife Advisers replaced CGM as adviser to Zenith Equity on May 1, 2001. For the period January 1, 2001 through April 30, 2001, Zenith Equity paid CGM $3,132,763 in advisory fees. After May 1, 2002, MetLife Advisers serves as investment adviser but receives no compensation for such services. The amount shown for 2002 reflects advisory fees paid by Zenith Equity for the period January 1, 2002 through April 30, 2002.

     For the fiscal years ended December 31, 2000, 2001, and 2002, MetLife Advisers paid the following amounts in subadvisory fees with respect to each
Portfolio:

---------------------------------------------------------------------------------------------------------
                                                         Amount Paid by MetLife Advisers or MetLife(a)
                                                                        to Subadvisers
---------------------------------------------------------------------------------------------------------
Portfolio                                                     2000                2001           2002
---------                                                     ----                ----           ----
---------------------------------------------------------------------------------------------------------
Alger Equity Growth                                         $3,875,263         $3,321,539              $
---------------------------------------------------------------------------------------------------------
Balanced Portfolio                                            $556,626           $455,436              $
---------------------------------------------------------------------------------------------------------
Capital Guardian U.S. Equity                                        --                 --            $(b)
---------------------------------------------------------------------------------------------------------
Davis Venture Value                                         $3,101,276         $3,396,880              $
---------------------------------------------------------------------------------------------------------
FI Mid Cap Opportunities                                            --                 --            $(b)
---------------------------------------------------------------------------------------------------------
FI Structured Equity                                        $1,390,135         $1,181,988              $
---------------------------------------------------------------------------------------------------------
Franklin Templeton Small Cap Growth                                 --        $25,483 (c)              $
---------------------------------------------------------------------------------------------------------
Harris Oakmark Focused Value                                  $498,933         $1,025,216              $
---------------------------------------------------------------------------------------------------------
Harris Oakmark Large Cap Value (a)                            $189,918           $621,168              $
---------------------------------------------------------------------------------------------------------
Janus Growth                                                        --        $26,393 (c)              $
---------------------------------------------------------------------------------------------------------
Janus Mid Cap (a)                                          $10,705,590         $6,068,806              $
---------------------------------------------------------------------------------------------------------
Jennison Growth                                                     --                 --            $(b)
---------------------------------------------------------------------------------------------------------
Lehman Aggregate Bond Index *                                       --         $7,669 (c)              $
---------------------------------------------------------------------------------------------------------
Loomis Sayles Small Cap                                     $1,910,615         $1,827,394              $
---------------------------------------------------------------------------------------------------------
MetLife Mid Cap Stock Index *                                       --         20,939 (c)              $
---------------------------------------------------------------------------------------------------------
MetLife Stock Index *                                               --       $109,321 (c)              $
---------------------------------------------------------------------------------------------------------
Met/Putnam Voyager (a)                                     $65,576 (d)           $232,952              $
---------------------------------------------------------------------------------------------------------
MFS Investors Trust                                            $52,279            $81,959              $
---------------------------------------------------------------------------------------------------------
MFS Research Managers                                         $124,347           $187,831              $
---------------------------------------------------------------------------------------------------------
MFS Total Return                                              $427,176           $357,298              $
---------------------------------------------------------------------------------------------------------
Morgan Stanley EAFE Index *                                         --        $25,107 (c)              $
---------------------------------------------------------------------------------------------------------
Neuberger Berman Partners Mid Cap Value (a)                   $312,740           $728,980              $
---------------------------------------------------------------------------------------------------------
Putnam International Stock (a)                                $349,490         $2,131,209              $
---------------------------------------------------------------------------------------------------------
Russell 2000 Index *                                                --        $32,383 (c)              $
---------------------------------------------------------------------------------------------------------
Salomon Brothers Strategic Bond Opportunities                 $303,309           $333,373              $
---------------------------------------------------------------------------------------------------------
Salomon Brothers U.S. Government                              $114,933           $175,306              $
---------------------------------------------------------------------------------------------------------
Scudder Global Equity (a)                                     $817,909           $800,045              $
---------------------------------------------------------------------------------------------------------
State Street Research Aggressive Growth (a)                 $8,398,181         $5,074,790              $
---------------------------------------------------------------------------------------------------------
State Street Research Aurora (a)                           $65,819 (e)         $1,019,773              $
---------------------------------------------------------------------------------------------------------
State Street Research Bond Income                             $561,088           $620,892              $
---------------------------------------------------------------------------------------------------------
State Street Research Diversified (a)                       $7,874,504         $6,723,279              $
---------------------------------------------------------------------------------------------------------
State Street Research Investment Trust (a)                 $11,636,377         $8,444,302              $
---------------------------------------------------------------------------------------------------------
State Street Research Large Cap Value                               --                 --            $(b)
---------------------------------------------------------------------------------------------------------
State Street Research Money Market                            $271,181           $287,291              $
---------------------------------------------------------------------------------------------------------
T. Rowe Price Large Cap Growth (a)                            $552,673           $723,894              $
---------------------------------------------------------------------------------------------------------
T. Rowe Price Small Cap Growth (a)                          $1,070,065           $940,643              $
---------------------------------------------------------------------------------------------------------
Zenith Equity (f)                                                   --     $3,196,675 (c)            $(g)
---------------------------------------------------------------------------------------------------------

(a) MetLife was investment adviser to these Portfolios until May 1, 2001, and therefore paid these amounts to subadvisers before that date.

(b) For the period May 1, 2002 through December 31, 2002.

(c) For the period May 1, 2001 through December 31, 2001.

(d) For the period May 1, 2000 through December 31, 2000.

(e) For the period July 5, 2000 through December 31, 2000.

(f) Prior to May 1, 2001, there was no subadviser to this Portfolio. For the period May 1, 2001 to May 1, 2002, CGM served as subadviser to the Portfolio. After May 1, 2002, there was no subadviser to the Portfolio.

(g) For the period January 1, 2002 through April 30, 2002.

*Prior to May 1, 2001, there was no subadviser to these Portfolios.


Advisory Agreements and Subadvisory Agreements

         Each advisory and subadvisory agreement provides that it will continue in effect after two years from the date of its execution only if it is approved at least annually thereafter (i) by the Board of Directors of the Fund, or by the vote of a majority of the outstanding shares of the applicable Portfolio, and (ii) by vote of a majority of those directors who are not interested persons of the Fund or the applicable Portfolio's investment adviser or subadviser, cast in person at a meeting called for the purpose of voting on such approval.

         If required by law, subject to the SEC exemption obtained by MetLife Advisers and the Fund, any amendment to any advisory or subadvisory agreement or any such new agreement must be approved by vote of a majority of the outstanding voting securities of the applicable Portfolio and by vote of a majority of the Directors who are not interested persons of (i) the Fund or (ii) the applicable Portfolio's investment adviser or subadviser.

         Each agreement may be terminated without penalty by the Directors or by the shareholders of the applicable Portfolio, upon sixty days' written notice, or by the applicable Portfolio's investment adviser, upon ninety or sixty days' written notice, and each terminates automatically in the event of its "assignment" as defined in the 1940 Act. In addition, each subadvisory agreement may be terminated without penalty upon either ninety or sixty days' written notice by the relevant subadviser.

         Each advisory agreement provides that MetLife Advisers shall pay the organization costs of the Fund relating to the Portfolio and the expenses of the Fund relating to maintaining the staff and personnel, and providing the equipment, office space and facilities, necessary to perform its obligations under the advisory agreement. The Fund assumes and shall pay (or cause to be paid) all other Fund expenses.

         For Alger Equity Growth, Balanced Portfolio, Capital Guardian U.S. Equity, Davis Venture Value, FI Mid Cap Opportunities, FI Structured Equity, Harris Oakmark Focused Value, Jennison Growth, Loomis Sayles Small Cap, MFS Investors Trust, MFS Research Managers, MFS Total Return, Salomon Brothers Strategic Bond Opportunities, Salomon Brothers U.S. Government, State Street Research Bond Income, State Street Research Money Market and Zenith Equity, the former series of the New England Zenith Fund (collectively, the "Zenith Portfolios"), each advisory agreement provides that if the total ordinary business expenses of a particular Portfolio for any fiscal year exceed the lowest applicable limitations (based on a percentage of average net assets or income) prescribed by any state in which shares of that Portfolio are qualified for sale, MetLife Advisers shall pay such excess. Each advisory agreement for the Zenith Portfolios provides, however, that the advisory fee shall not be reduced nor shall any of such expenses be paid to an extent or under circumstances which might result in the inability of any Portfolio or of the Fund, taken as a whole, to qualify as a regulated investment company under the Internal Revenue Code. The term "expenses" for this purpose excludes brokerage commissions, taxes, interest and extraordinary expenses.

         Each subadvisory agreement provides that the relevant subadviser shall not be subject to any liability in connection with the performance of its portfolio management services thereunder in the absence of willful misfeasance, bad faith, gross negligence, reckless disregard of its obligations and duties or violations of any applicable law. The advisory agreements for all Portfolios, other than the Zenith Portfolios, provide that MetLife Advisers shall not be liable in connection with the performance of its administrative services in the absence of any willful or negligent act or omission. The advisory agreements for the Zenith Portfolios provide that MetLife Advisers shall not be liable in connection with its administrative services in the absence of willful misfeasance, bad faith or gross negligence.

         Certain officers and employees of subadvisers have responsibility for portfolio management of other advisory accounts and clients (including other Portfolios of the Fund and other registered investment companies, and accounts of affiliates) that may invest in securities in which the respective Portfolio may invest. Where the subadviser determines that an investment purchase or sale opportunity is appropriate and desirable for more than one advisory account, purchase and sale orders may be executed separately or may be combined and, to the extent practicable, allocated to the participating accounts.

         It is each subadviser's policy to allocate, to the extent practicable, investment opportunities to each client over a period of time on a fair and equitable basis relative to its other clients.

         It is believed that the ability of a Portfolio to participate in larger volume transactions in this manner will in some cases produce better executions for the Portfolio. However, in some cases, this procedure could have a detrimental effect on the price and amount of a security available to a Portfolio or the price at which a security may be sold. The Directors of the Fund are of the view that the benefits to the respective Portfolio of retaining each subadviser outweigh the disadvantages, if any, that might result from participating in such transactions.

                             DISTRIBUTION AGREEMENTS

         Under Distribution Agreements with the Fund, MetLife (the "Distributor"), located at 1 Madison Avenue, New York, New York 10010, serves as the general distributor of shares of each class of each Portfolio, which are sold at the net asset value of such class without any sales charge. The offering of each Portfolio's shares is continuous. Shares are offered for sale only to certain insurance company separate accounts and Qualified Plans. The Distributor receives no compensation from the Fund or purchasers of a Portfolio's shares for acting as distributor of the Fund's Class A shares. The Distribution Agreements do not obligate the Distributor to sell a specific number of shares.

         In the future, the Fund may offer shares to be purchased by separate accounts of life insurance companies not affiliated with MetLife to support insurance contracts they issue.

The following is a description of the Distribution and Services Plan for the Zenith Portfolios:

         Pursuant to a Class B and Class E Distribution and Services Plan (the "Distribution and Services Plan") adopted under Rule 12b-1 under the 1940 Act for such Portfolios, the Fund may pay the Distributor a fee (the "Service Fee") at an annual rate not to exceed 0.25% of each such Portfolio's average daily net assets attributable to the Class B shares and Class E shares. The Distributor may pay all or any portion of the Service Fee in respect of a Class of any such Portfolio to securities dealers or other organizations (including, but not limited to, any affiliate of the Distributor) as service fees pursuant to agreements with such organizations for providing personal services to investors in such Class and/or the maintenance of shareholder accounts, and may retain all or any portion of the Service Fee in respect of such Class as compensation for providing personal services to investors in such Class and/or the maintenance of shareholder accounts. All such payments are intended to qualify as "service fees" as defined in Rule 2830 of the NASD Conduct Rules (the "NASD Rule"). Under the Distribution Agreement for such Portfolios, Service Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares and 0.15% of average daily net assets in the case of Class E shares.

         The Distribution and Services Plan also authorizes each such Portfolio to pay to the Distributor a distribution fee (the "Distribution Fee" and together with the Service Fee, the "Fees") at an annual rate of up to 0.25% of the Portfolio's average daily net assets attributable to the Class B shares and Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. The Fund currently pays no Distribution Fee with respect to any class of such Portfolios.

         The Distributor may pay all or any portion of the Distribution Fee in respect of a Class of any such Portfolio to securities dealers or other organizations (including, but not limited to, any affiliate of the Distributor) as commissions, asset-based sales charges or other compensation with respect to the sale of shares of such Class, and may retain all or any portion of the Distribution Fee in respect of such Class as compensation for the Distributor's services as principal underwriter of the shares of such Class. All such payments are intended to qualify as "asset-based sales charges" as defined in the NASD Rule.

The following is a description of the Distribution Plan for Portfolios other than the Zenith Portfolios:

         Pursuant to the Class B and Class E Distribution Plan (the "Distribution Plan") adopted under Rule 12b-1 under the 1940 Act for such Portfolios, the Fund compensates the Distributor from assets attributable to each of the Class B and Class E shares for services rendered and expenses borne in connection with activities primarily intended to result in the sales of that class.

         The Distribution Plan provides that the Fund, on behalf of each Portfolio which issues Class B and/or Class E shares, may pay up to 0.50% of the average daily net assets of each such Portfolio attributable to its Class B and Class E shares for activities in connection with the distribution of those classes of shares. Under the Distribution Agreement for such Portfolios, however, such payments are currently limited to 0.25% for the Class B Shares and 0.15% for the Class E Shares.

         The amounts the Fund pays the Distributor for such Portfolios will be used to compensate the Insurance Companies (includes the Distributor) their affiliates, other financial intermediaries and third-party broker-dealers for the services listed in (g) below.

         The Distribution Plan and the Distribution and Services Plan (the "Plans") are what is known as a "compensation plan" because the Fund makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. The Board of Directors of the Fund will take into account the level of expenditures in connection with their annual consideration of whether to renew the Plans. The fees payable with respect to a particular Class of a Portfolio may not be used to subsidize the distribution of shares of, or provision of shareholder services to, any other Class of any Portfolio. Subject to the foregoing sentence, some or all of the Distribution Fee paid to the Distributor may be spent on any activities or expenses primarily intended to result in the sale of Class B shares and Class E shares, including but not limited to the following:

   (a) printing and mailing of prospectuses, statements of additional information and reports for prospective purchasers of variable annuity or variable life insurance contracts ("Variable Contracts") or Qualified Plans investing indirectly in a Class of shares of the Fund;

   (b) the development, preparation, printing and mailing of Fund advertisements, sales literature and other promotional materials describing and/or relating to the Fund;

   (c) holding seminars and sales meetings designed to promote the distribution of the Class B or Class E shares;

   (d) obtaining information and providing explanations to Variable Contract owners regarding Fund investment objectives and policies and other information about the Fund and its Portfolios, including the performance of the Portfolios;

   (e)   training sales personnel regarding the Fund;

   (f) compensating sales personnel in connection with the allocation of cash values and premiums of the Variable Contracts to the Fund;

   (g) personal services and/or maintenance of Variable Contract owner ccounts with respect to Class B or Class E shares attributable to such accounts;

    (h) compensation to and expenses of employees of the Distributor, including overhead and telephone expenses, who engage in the distribution of a Class of shares; and

    (i) compensation to financial intermediaries and broker-dealers to pay or reimburse them for their services or expenses in connection with the distribution of Variable Contracts.

         The Board of Directors, including the directors who are not "interested persons" (as defined in the 1940 Act) (the "Independent Directors"), has determined, in the exercise of its reasonable business judgment, that the Plans are reasonably likely to benefit the Fund and its Class B and Class E shareholders and has approved the Plans' adoption. The Fund anticipates that the Plans will enhance the sales of Class B shares and Class E shares and increase or help to maintain the assets of each Portfolio, which over time, may allow the Class B and Class E shareholders and beneficial owners to benefit from certain economies of scale with respect to fixed costs of the Portfolio.

         The Plans and any related agreement that is entered into by the Fund in connection with the Plans will continue in effect for a period of more than one year only so long as the continuance is specifically approved at least annually by a vote of the majority of the Fund's Board of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in the preparation of the Plans or in any agreements relating to the Plans ("Qualified Directors") or, with respect to any class by a vote of the outstanding voting securities of that class, cast in person at a meeting called for the purpose of voting on the Plans or any such related agreement. Also, the Plans and any such related agreement may be terminated, with respect to any Class, at any time by vote of a majority of the outstanding shares of that Class of that Portfolio or by vote of a majority of the Qualified Directors. Each Plan also provides that it may not be amended, with respect to any Class of any Portfolio, to increase materially the amount of fees payable thereunder without the approval of such Class of shares.

         The Distributor has informed the Fund that expenses incurred by it and costs allocated to it in connection with activities primarily intended to result in the sale of Class B and Class E shares were as follows for the fiscal year ended December 31, 2002:

         ---------------------------------------------------- --------- --------
         Category of Expense                                  Class B    Class E
         ---------------------------------------------------- --------- --------
         Advertising                                             $          $
         ---------------------------------------------------- --------- --------
         Printing and mailing of prospectuses to other than      $          $
         current shareholders
         ---------------------------------------------------- --------- --------
         Compensation to underwriters                            $          $
         ---------------------------------------------------- --------- --------
         Compensation to broker-dealers                          $          $
         ---------------------------------------------------- --------- --------
         Compensation to sales personnel                         $          $
         ---------------------------------------------------- --------- --------
         Interest, carrying and other financial charges          $          $
         ---------------------------------------------------- --------- --------
         Other [specify]                                         $          $
         ---------------------------------------------------- --------- --------
                     Total:                                      $          $
         ---------------------------------------------------- --------- --------


                                 OTHER SERVICES

Custodial Arrangements. State Street Bank and Trust Company ("State Street Bank"), 225 Franklin Street, Boston, Massachusetts 02110, is the Fund's custodian and fund accounting agent. As such, State Street Bank holds in safekeeping certificated securities and cash belonging to each Portfolio and, in such capacity, is the registered owner of securities held in book-entry form belonging to the Portfolio. Upon instruction, State Street Bank receives and delivers cash and securities of the Portfolios in connection with Portfolio transactions and collects all dividends and other distributions made with respect to Portfolio securities. State Street Bank also maintains certain accounts and records of the Fund and calculates the total net asset value, total net income and net asset value per share of each class of each Portfolio on a daily basis.

Independent Auditors. The Board of Directors annually approves an independent auditor which is expert in accounting and auditing. Deloitte & Touche LLP, 200 Berkeley Street, Boston, MA 02116, the Fund's independent auditor, assists in the preparation of federal and state income tax returns and consults with the Fund as to matters of accounting and federal and state income taxation. The Fund's financial statements for the 12 months ended December 31, 2002 incorporated by reference into this SAI have been audited by Deloitte & Touche LLP. The Fund relies on this firm's report which appears with the financial statements.

Index Sponsors. The Prospectus describes certain aspects of the limited relationship the index sponsors have with the Fund.

     With respect to Standard & Poor's, neither the MetLife Stock Index Portfolio or the MetLife Mid Cap Stock Index Portfolio is sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of either Portfolio or any member of the public regarding the advisability of investing in securities generally or in either Portfolio particularly or the ability of the S&P 500 Index or the S&P 400 MidCap Index to track general stock market performance. S&P's only relationship to the Licensee is S&P's grant of permission to the Licensee to use the S&P 500 Index or the S&P 400 MidCap Index which are determined, composed and calculated by S&P without regard to the Licensee or either Portfolio. S&P has no obligation to take the needs of the Licensee or the owners of this Portfolio into consideration in determining, composing or calculating the S&P 500 Index or the S&P 400 MidCap Index. S&P is not responsible for and has not participated in the determination of the prices and amount of this Portfolio or the timing of the issuance or sale of this Portfolio or in the determination or calculation of the equation by which this Portfolio is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of this Portfolio.

     S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR THE S&P 400 MIDCAP INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE LICENSEE, OWNERS OF THIS PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR THE S&P 400 MIDCAP INDEX OR ANY DATA INCLUDED THERE. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR THE S&P 400 MIDCAP INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

     In addition, with respect to Morgan Stanley, the Morgan Stanley EAFE(R) Index Portfolio is not sponsored, endorsed, sold or promoted by Morgan Stanley. Morgan Stanley makes no representation or warranty, express or implied, to the owners of this Portfolio or any member of the public regarding the advisability of investing in funds generally or in this Portfolio particularly or the ability of the MSCI EAFE(R) index to track general stock market performance. Morgan Stanley is the licensor of certain trademarks, service marks and trade names of Morgan Stanley and of the MSCI EAFE(R) index which is determined, composed and calculated by Morgan Stanley without regard to the issuer of this Portfolio or this Portfolio. Morgan Stanley has no obligation to take the needs of the issuer of this Portfolio or the owners of this Portfolio into consideration in determining, composing or calculating the MSCI EAFE(R) index. Morgan Stanley is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of this Portfolio to be issued or in the determination or calculation of the equation by which this Portfolio is redeemable for cash. Morgan Stanley has no obligation or liability to owners of this Portfolio in connection with the administration, marketing or trading of this Portfolio.

     ALTHOUGH MORGAN STANLEY SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEXES FROM SOURCES WHICH MORGAN STANLEY CONSIDERS RELIABLE, NEITHER MORGAN STANLEY NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA INCLUDED THEREIN. NEITHER MORGAN STANLEY NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NEITHER MORGAN STANLEY NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MORGAN STANLEY HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MORGAN STANLEY OR ANY OTHER PARTY HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. The

MSCI EAFE(R) Index is the exclusive property of Morgan Stanley. Morgan Stanley Capital International is a service mark of Morgan Stanley and has been licensed for use by MetLife.

     With respect to Frank Russell Company, the Russell 2000 Index Portfolio is not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the Portfolio nor any associated literature or publications and Frank Russell Company makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise. Frank Russell Company reserves the right at any time and without notice, to alter, amend, terminate or in any way change its index. The Russell 2000(R) Index is a service mark of the Frank Russell Company. RussellTM is a trademark of the Frank Russell Company. Frank Russell Company has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating the index. Frank Russell Company's publication of the index in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of investment in any or all securities upon which the index is based. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE INDEX OR ANY DATA INCLUDED IN THE INDEX. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION OR WARRANTY REGARDING THE USE, OR THE RESULTS OF USE, OF THE INDEX OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE INDEX. FRANK RUSSELL COMPANY MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING, WITHOUT MEANS OF LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     Some of the Fund's portfolio transactions are placed with brokers and dealers who provide the investment adviser or subadvisers with supplementary investment and statistical information or furnish market quotations to the Fund or other investment companies advised by the investment adviser or subadvisers. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce the expenses of the investment adviser or subadvisers. The services may also be used by the investment adviser or subadvisers in connection with their other advisory accounts and in some cases may not be used with respect to the Fund.

Fixed-Income Portfolio Transactions. It is expected that certain portfolio transactions of Balanced, Lehman Brothers Aggregate Bond Index, MFS Total Return, Salomon Brothers Strategic Bond Opportunities, Salomon Brothers U.S. Government, State Street Research Bond Income, State Street Research Diversified and State Street Research Money Market in bonds, notes and money market instruments will generally be with issuers or dealers on a net basis without a stated commission.

Equity Portfolio (Common Stock) Transactions. In placing orders for the purchase and sale of portfolio securities, each subadviser of Alger Equity Growth, Balanced Portfolio, Capital Guardian U.S. Equity, Davis Venture Value, Franklin Templeton Small Cap Growth, FI Mid Cap Opportunities, FI Structured Equity, Harris Oakmark Focused Value, Harris Oakmark Large Cap Value, Janus Growth, Janus Mid Cap, Jennison Growth, Loomis Sayles Small Cap, MetLife Mid Cap Stock Index, MetLife Stock Index, Met/Putnam Voyager, MFS Investors Trust, MFS Research Managers, MFS Total Return, Morgan Stanley EAFE Index, Neuberger Berman Partners Mid Cap Value, Putnam International Stock, Russell 2000 Index, Scudder Global Equity, State Street Research Aggressive Growth, State Street Research Aurora, State Street Research Diversified, State Street Research Investment Trust, State Street Research Large Cap Value, T. Rowe Price Large Cap Growth and
T. Rowe Price Small Cap Growth, selects only brokers which it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates or prices which, when combined with the quality of the foregoing services, will produce best price and execution for the transaction. In the case of equity securities, this does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. Such Portfolio's adviser or subadvisers will use their best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account.

     A subadviser may cause a Portfolio it manages to pay a broker-dealer that provides brokerage and research services an amount of commission for effecting a securities transaction for a Portfolio in excess of the amount another broker-dealer would have charged effecting that transaction. The subadviser must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or the subadviser's overall responsibilities to the Fund and its other clients. A subadviser's authority to cause a Portfolio it manages to pay such greater commissions is also subject to such policies as the Directors of the Fund may adopt from time to time.

     The following services may be considered by subadvisers when selecting brokers:

     . recommendations and advice about market projections and data, security values, asset allocation and portfolio evaluation, purchasing or selling specific securities, and portfolio strategy

     . seminars, information, analyses, and reports concerning companies, industries, securities, trading markets and methods, legislative and political developments, changes in accounting practices and tax law, economic and business trends, proxy voting, issuer credit-worthiness, technical charts and portfolio strategy

     . access to research analysts, corporate management personnel, industry experts, economists, government representatives, technical market measurement services and quotation services, and comparative performance evaluation

     . products and other services including financial publications, reports and analysis, electronic access to data bases and trading systems, computer equipment, software, information and accessories

     . statistical and analytical data relating to various investment companies, including historical performance, expenses and fees, and risk measurements

     Research services provided by brokers through which a subadvisers effects securities transactions on behalf of a Portfolio may be used by the subadviser in servicing all of its accounts. Therefore, not all of these services may be used by the subadviser in connection with the Fund.

     The following table shows the brokerage commissions paid by the Fund for each of the Portfolios for the years ended December 31, 2000, 2001 and 2002:

-----------------------------------------------------------------------------------
Portfolio                                     2000             2001           2002
---------                                     ----             ----           ----
-----------------------------------------------------------------------------------
Alger Equity Growth                        $1,507,936       $1,708,722         $
-----------------------------------------------------------------------------------
Balanced Portfolio                         $  235,138       $  100,371         $
-----------------------------------------------------------------------------------
Capital Guardian U.S. Equity               N/A              N/A                $
-----------------------------------------------------------------------------------
Davis Venture Value                        $  452,707       $  569,631         $
-----------------------------------------------------------------------------------
FI Mid Cap Opportunities                   N/A              N/A                $
-----------------------------------------------------------------------------------
FI Structured Equity                       $  763,205       $  979,325         $
-----------------------------------------------------------------------------------
Franklin Templeton Small Cap Growth        N/A              $   14,791         $
-----------------------------------------------------------------------------------
Harris Oakmark Focused Value               $  441,496       $  592,419         $
-----------------------------------------------------------------------------------
Harris Oakmark Large Cap Value             $  172,358       $  455,515         $
-----------------------------------------------------------------------------------
Janus Mid Cap                              $1,566,966       $2,144,187         $
-----------------------------------------------------------------------------------
Janus Growth                               N/A              $   31,327         $
-----------------------------------------------------------------------------------
Jennison Growth                            N/A              N/A                $
-----------------------------------------------------------------------------------
Lehman Aggregate Bond Index                N/A              N/A                N/A
-----------------------------------------------------------------------------------
Loomis Sayles Small Cap                    $1,014,784       $  826,307         $
-----------------------------------------------------------------------------------
MetLife Mid Cap Stock Index                $  163,903       $   45,468         $
-----------------------------------------------------------------------------------
MetLife Stock Index                        $  163,903       $   94,444         $
-----------------------------------------------------------------------------------
vet/Putnam Voyager                         $   22,070       $   87,382         $
-----------------------------------------------------------------------------------
MFS Investors Trust                        $   20,056       $   42,586         $
-----------------------------------------------------------------------------------
MFS Research Managers                      $   58,037       $   90,976         $
-----------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
MFS Total Return                                   $    55,862      $   141,285       $
------------------------------------------------------------------------------------------------------
Morgan Stanley EAFE Index                          $   116,051      $   126,492       $
------------------------------------------------------------------------------------------------------
Neuberger Berman Partners Mid Cap Value            $   433,219      $   853,840       $
------------------------------------------------------------------------------------------------------
Putnam International Stock                         $ 1,185,663      $   922,679       $
------------------------------------------------------------------------------------------------------
Russell 2000 Index                                 $    89,034      $    57,584       $
------------------------------------------------------------------------------------------------------
Salomon Brothers Strategic Bond Opportunities      N/A              N/A               N/A
------------------------------------------------------------------------------------------------------
Salomon Brothers U.S. Government                   N/A              N/A               N/A
------------------------------------------------------------------------------------------------------
Scudder Global Equity                              $   258,622      $   163,342       $
------------------------------------------------------------------------------------------------------
State Street Research Aggressive Growth            $ 2,437,664      $ 2,938,548       $
------------------------------------------------------------------------------------------------------
State Street Research Aurora                       $    61,630      $   328,594       $
------------------------------------------------------------------------------------------------------
State Street Research Bond Income                  N/A              N/A               N/A
------------------------------------------------------------------------------------------------------
State Street Research Diversified                  $ 2,339,779      $ 3,846,507       $
------------------------------------------------------------------------------------------------------
State Street Research Investment Trust             $ 5,047,718      $ 6,296,788       $
------------------------------------------------------------------------------------------------------
State Street Research Large Cap Value              N/A              N/A               $
------------------------------------------------------------------------------------------------------
State Street Research Money Market                 N/A              N/A               N/A
------------------------------------------------------------------------------------------------------
T. Rowe Price Large Cap Growth                     $   238,407      $   250,041       $
------------------------------------------------------------------------------------------------------
T. Rowe Price Small Cap Growth                     $   309,732      $   196,896       $
------------------------------------------------------------------------------------------------------
Zenith Equity                                      $10,906,713      $ 8,432,488       $
------------------------------------------------------------------------------------------------------

     For the fiscal year ending December 31, 2002, the following Portfolios paid commissions to brokers because of research services provided: Balanced paid
$[    ], based on related transactions of $[     ]; Davis Venture Value paid
$[    ] based on related transactions of $[     ]; Harris Oakmark Focused Value
paid $[     ], based on related transactions of $[     ]; Loomis Sayles Small
Cap paid $[     ], based on related transactions of $[     ]; and Zenith Equity
paid $[     ], based on related transactions of $[     ].

     The Board of Directors has adopted policies which authorize each subadviser to place trades, consistent with best execution, with certain brokers that have agreed to apply a portion of their commissions with respect to a Portfolio to that Portfolio's expenses.

     The Board of Directors has also approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a Portfolio may purchase securities that are offered in underwritings in which an affiliate of that Portfolio's subadviser participates. These procedures prohibit a Portfolio from directly or indirectly benefiting a subadviser affiliate in connection with such underwritings. In addition, for underwritings where a subadviser affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Portfolio could purchase in the underwritings.

Affiliated Brokerage

     A Portfolio may pay brokerage commissions to an affiliated broker for acting as the respective Portfolio's agent on purchases and sales of securities for the portfolio of the Portfolio. SEC rules require that commissions paid to an affiliated broker of a mutual fund for portfolio transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair" compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Directors of the Fund, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliated brokers and will review these procedures periodically.

     For the fiscal years ended December 31, 2000, 2001 and 2002, Alger Equity Growth paid $1,507,936, $1,708,650 and $[___], respectively, in brokerage commissions to Fred Alger and Company, Inc., an affiliated broker. The amount paid by the Portfolio represents approximately [all] of the total brokerage commissions paid by such Portfolio during such fiscal years.

     For the fiscal years ended December 31, 2000, 2001 and 2002, Davis Venture Value paid a total of $1,235, $0 and $[___] respectively, in brokerage commissions to Shelby Cullom Davis & Co., L.P., an affiliated broker. This amount represents 3%, 0% and [__]%, respectively, of the total brokerage commissions paid by such Portfolio during such fiscal years.

     For the fiscal years ended December 31, 2002, FI Structured Equity paid $[___] in brokerage commissions to [_________], an affiliated broker. The amount paid by the Portfolio represents approximately [__]% of the total brokerage commissions paid by such Portfolio during such fiscal year.

     For the fiscal years ended December 31, 2002, FI Mid Cap Opportunities paid $[___] in brokerage commissions to [_________], an affiliated broker. The amount paid by the Portfolio represents approximately [__]% of the total brokerage commissions paid by such Portfolio during such fiscal year.

     For the fiscal years ended December 31, 2000, 2001 and 2002, Harris Oakmark Focused Value paid $54,788, $206,226 and $[___], respectively, in brokerage commissions to Harris Associates Securities L.P., an affiliated broker of Harris Associates L.P. This amount represents 12%, 35% and [__]%, respectively, of the total brokerage commissions paid by such Portfolio during such fiscal years.

     For the fiscal years ended December 31, 2001 and 2002, Harris Oakmark Large Cap Value paid a total of $201,508 and $[___] respectively, in brokerage commissions to Harris Associates Securities, L.P., an affiliated broker. This amount represents 49% and [__]%, respectively, of the total brokerage commissions paid by such Portfolio during such fiscal years.

     For the fiscal years ended December 31, 2001 and 2002, Neuberger Berman Partners Mid Cap Value paid a total of $321,496 and $[___] respectively, in brokerage commissions to Neuberger Berman, LLC, an affiliated broker. This amount represents 37% and [__]%, respectively, of the total brokerage commissions paid by such Portfolio during such fiscal years.

Portfolio Turnover. Portfolio turnover for the fiscal years ended December 31, 2000, 2001 and 2002 was 126%, 65% and [__]% respectively, for Balanced Portfolio; 48 %, 160% and [__]% respectively, for MFS Total Return; 360%, 248% and [__]% respectively, for Salomon Brothers Strategic Bond Opportunities; and 583%, 362% and [__]% respectively, for Salomon Brothers U.S. Government; and 81%, 271% and [__]% respectively, for State Street Research Bond Income.

                                 CODE OF ETHICS

     The Fund, MetLife, MetLife Advisers, and each subadviser have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act that establishes procedures for the detection and prevention of certain conflicts of interest, including activities by which persons having knowledge of the investments and investment intentions of the Fund might take advantage of that knowledge for their own benefit. Although each Code of Ethics does not prohibit employees who have knowledge of the investments and investment intentions of any Portfolio of the Fund from engaging in personal securities investing, it does regulate such personal securities investing so that conflicts of interest may be avoided.

                            DESCRIPTION OF THE FUND

     The Fund, an open-end management investment company registered under the 1940 Act, was formed on November 23, 1982 as corporation under the laws of Maryland pursuant to Articles of Incorporation (the "Articles") filed on November 23, 1982, as amended. On April [ ], 2003, the Fund succeeded to the operations of seventeen series of the New England Zenith Fund, a Massachusetts business trust. Each of Alger Equity Growth, Balanced Portfolio, Capital Guardian U.S. Equity, Davis Venture Value, FI Mid Cap Opportunities, FI Structured Equity, Harris Oakmark Focused Value, Jennison Growth, Loomis Sayles Small Cap, MFS Investors Trust, MFS Research Managers, MFS Total Return, Salomon Brothers Strategic Bond Opportunities, Salomon Brothers U.S. Government, State Street Research Bond Income, State Street Research Money Market and Zenith Equity was formerly a series of the New England Zenith Fund.

     Each Portfolio is classified under the 1940 Act as "diversified" except Harris Oakmark Focused Value and Janus Mid Cap, which are non-diversified.

     Each Portfolio's issued and outstanding shares participate equally in dividends and distributions declared by such Portfolio and receive a portion (divided equally among all of the Portfolio's outstanding shares) of the Portfolio's assets (less liabilities) if the Portfolio is liquidated or dissolved. Liabilities which are not clearly assignable to a Portfolio are generally allocated among the Portfolios in proportion to their relative net assets. In the unlikely event that any Portfolio has liabilities in excess of its assets, the other Portfolios may be held responsible for the excess liabilities.

     Portfolio shares, when issued, are fully paid and non-assessable. In addition, there are no preference, preemptive, conversion, exchange or similar rights, and shares are freely transferable. Shares do not have cumulative voting rights.

     MetLife paid all of the organizational expenses of the Fund and will not be reimbursed.

     As of [March 31, 2003], 100% of the outstanding voting securities of the Fund were owned by separate accounts of MetLife, NEF, MetLife Investors and/or General American (or any affiliate of any such company), and may, from time to time, be owned by those separate accounts or the separate accounts and general accounts of such companies (or any affiliate of any such company). Therefore, as of [March 31, 2003], MetLife, NEF, MetLife Investors and General American were each presumed to be in control (as that term is defined in the 1940 Act) of the Fund.

Voting Rights

     Each share has one vote and fractional shares have fractional votes. When there is a difference of interests between the Portfolios, votes are counted on a per Portfolio basis; otherwise the shares of all Portfolios are totaled. Shares in a Portfolio not affected by a matter are not entitled to vote on that matter. A Portfolio-by-Portfolio vote may occur, for example, when there are proposed changes to a particular Portfolio's fundamental investment policies or advisory or distribution agreements.

     Each insurance company is the legal owner of shares attributable to variable life insurance and variable annuity contracts issued by its separate accounts, and has the right to vote those shares. Pursuant to the current view of the SEC staff, each insurance company will vote the shares held in each separate account registered with the SEC in accordance with instructions received from owners of variable life insurance and variable annuity contracts issued by that separate account. To the extent voting privileges are granted by the issuing insurance company to unregistered separate accounts, shares for which no timely instructions are received will be voted for, voted against, or withheld from voting on any proposition in the same proportion as the shares held in that separate account for all contracts for which voting instructions are received. All Fund shares held by the general investment account (or any unregistered separate account for which voting privileges are not extended) of each insurance company will be voted by that insurance company in the same proportion as the aggregate of (i) the shares for which voting instructions are received and (ii) the shares that are voted in proportion to such voting instructions are received. Shares held by certain eligible qualified retirement plans ("Qualified Plans") will vote directly and will not be voted in the same proportion as shares held by the Insurance Companies in their separate accounts registered as unit investment trusts.

Shareholder Meetings

     Regular annual shareholder meetings are not required and the Fund does not expect to have regular meetings. For certain purposes, the Fund is required to have a shareholder meeting. Examples of the reasons a meeting might be held are to: (a) approve certain agreements required by securities laws; (b) change fundamental investment objectives and restrictions of the Portfolios; and (c) fill vacancies on the Board of Directors when less than a majority have been elected by shareholders. Also, if 10% or more of the outstanding shares request a shareholders' meeting, then by a vote of two-thirds of the Fund's outstanding shares (as of a designated record date) a director may be removed from office. The Fund assists with all shareholder communications. Except as mentioned above, directors will continue in office and may appoint directors for vacancies.

                                      TAXES

     The following discussion of federal income tax consequences is based on the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein and may have a retroactive effect with respect to the transactions contemplated herein.

     Each of the Portfolios intends to qualify each year as a "regulated investment company" (a "RIC") under Subchapter M of the Internal Revenue Code. In order to qualify for the special tax treatment accorded RICs and their shareholders under the Internal Revenue Code, each Portfolio must (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and certain other related income, including generally, certain gains from options, futures, and forward contracts derived with respect to its business of investing in such stock securities, or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter of the Portfolio's taxable year, (i) at least 50% of the market value of the Portfolio's assets is represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities limited in respect of any one issuer to an amount that does not exceed 10% of the outstanding voting securities of such issuer or 5% of the value of the Portfolio's total assets; and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government securities and securities of other RICs) of any one issuer or two or more issuers which the Portfolio controls and which are engaged in the same, similar or related trades or businesses. In addition, a series that is a RIC must distribute to its shareholders with respect to each taxable year at least 90% of the sum of its taxable net investment income (including, for this purpose, the excess, if any, of any net short-term capital gains over net long-term capital losses for such year) and 90% of its tax-exempt interest income (reduced by certain expenses).

     If a Portfolio fails to qualify as a RIC accorded special tax treatment for any year, all of its income will be subject to tax at corporate rates, and its distributions (including distributions of net tax-exempt income and net long-term capital gains) will be taxable as ordinary income dividends to its shareholders to the extent of the Portfolio's current and accumulated earnings and profits. In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

     In addition to the diversification requirements applicable to all RICs,
Section 817(h) of the Internal Revenue Code imposes certain diversification requirements on the assets underlying variable annuity and variable life contracts including, as described below, when those assets are shares in a RIC. To comply with the regulations under Section 817(h) of the Internal Revenue Code, each of the separate accounts will be required to diversify its investments so that, as of the end of each fiscal quarter, no more than 55% of the total value of its assets are represented by any one investment, no more than 70% by any two investments, no more than 80% by three investments and no more than 90% by four investments. A separate account will also be treated as meeting the diversification requirement for any quarter of its taxable year if, as of the close of such quarter, the separate account meets the diversification requirements applicable to RICs, as described above, and no more than 55% of the value of its total assets consist of cash and cash items (including receivables), U.S. government securities and securities of other RICs. Generally, for purposes of the regulations, all securities of the same issuer are treated as one investment. In the context of U.S. Government securities (including any security that is issued, guaranteed or insured by the United States or an instrumentality of the United States), each U.S. Government agency or instrumentality is treated as a separate issuer. Further, a separate account can look through the assets of a Portfolio if each Portfolio restricts the ownership of its shares to certain insurance company separate accounts, certain insurance company general accounts and certain other investors permitted under Regulation 1.817-5(f), including certain qualified pension or retirement plans, and will be offered to the public exclusively through the purchase of variable contracts. This is because, for diversification purposes, by so restricting ownership to certain investors, a separate account that invests in RICs, partnerships or trust will be able to look through an investment in such entity and treat the pro rata share of each underlying investment in such entity as a separate investment. Otherwise an investment in such entities will be considered to be an investment in the securities of a single issuer.

     A Portfolio's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Portfolio to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Portfolio may be required to sell securities in its portfolio that it otherwise would have continued to hold.

     A Portfolio is generally subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year at least 98% of its ordinary income and capital gain net income (the excess of all capital gains over all capital losses) for the one-year period ending on October 31 of that year (or later if the series is permitted to elect and so elects), plus any retained amount from the prior year.

     The excise tax is inapplicable to any RIC all of the shareholders of which are either tax-exempt pension trusts or separate accounts of life insurance companies funding variable contracts. Although each Portfolio believes that it is not subject to the excise tax, each Portfolio intends to make the distributions required to avoid the imposition of the tax, provided such payments and distributions are determined to be in the best interest of such Portfolio's shareholders.

     Dividends declared and payable to shareholders of record on a date in October, November, or December of any year will be deemed to have been paid by the Portfolio and received by the shareholders on December 31 of that year if paid by the Portfolio at any time during the following January.

     Investment by a Portfolio in "passive foreign investment companies" ("PFICs") could subject the Portfolio to U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Portfolio shareholders. However, a Portfolio also may make an election to mark the gains (and to a limited extent the losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Portfolio's taxable year. Such gains and losses are treated as ordinary income and loss. A Portfolio may also elect to treat a PFIC as a "qualified electing fund" ("QEF election"), in which case the Portfolio will be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Portfolio to avoid taxation. Making either of these elections therefore may require a Portfolio to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect a Portfolio's total return.

                                 TRANSFER AGENT

         The transfer agent and the dividend paying agent for the Fund, Metropolitan Life Insurance Company, is located at One Madison Avenue, New York, New York 10010.

                              FINANCIAL STATEMENTS

         The financial statements of the Fund and the related reports of independent auditors included in the Fund's annual report for the year ended December 31, 2002 are incorporated herein by reference to the Fund's Annual
Report as filed with the SEC on [     ].

                                  APPENDIX A-1
                           DESCRIPTION OF BOND RATINGS

Moody's Investors Service, Inc.

                                       Aaa

     Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                       Aa

     Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. See Note 1.

                                        A

     Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future. See Note 1.

                                       Baa

     Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. See Note 1.

                                       Ba

     Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                                        B

     Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                                       Caa

     Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

                                       Ca

     Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                                        C

     Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Should no rating be assigned by Moody's, the reason may be one of the following:
     (1) An application for rating was not received or accepted.
     (2) The issue or issuer belongs to a group of securities that are not rated as a matter of policy.
     (3) There is a lack of essential data pertaining to the issue or issuer.
     (4) The issue was privately placed, in which case the rating is not published in Moody's publications.

Note 1: This rating may include the numerical modifier 1, 2 or 3 to provide a more precise indication of relative debt quality within the category, with 1 indicating the high end of the category, 2 the mid-range and 3 nearer the low end.

Standard & Poor's Ratings Group

                                       AAA

     This is the highest rating assigned by Standard & Poor's Corporation ("S&P") to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

                                       AA

     Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

                                        A

     Bonds rated A have strong capacity to pay principal and interest although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

                                       BBB

     Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

                                 BB, B, CCC, CC

     Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                                        C

     The rating C is reserved for income bonds on which no interest is being paid.

                                        D

     Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

     Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Duff & Phelps Credit Rating Co.

                                       AAA

     Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                                  AA+, AA, AA-

     High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                                    A+, A, A-

     Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

                                 BBB+, BBB, BBB-

     Below-average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

                                  BB+, BB, BB-

     Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

                                    B+, B, B-

     Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

                                       CCC

     Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

                                       DD

     Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

                                       DP

     Preferred stock with dividend arrearages.

                                  APPENDIX A-2
                     DESCRIPTION OF COMMERCIAL PAPER RATINGS

Standard & Poor's Corporation

                                       A-1
          Commercial paper rated A-1 by S&P has the following characteristics:
Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Commercial paper within the A-1 category which has overwhelming safety characteristics is denoted "A-1+."

                                       A-2
          Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

Moody's Investors Service, Inc.

                                       P-1
          The rating P-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Among the factors considered by Moody's in assigning ratings are the following:

     (1) evaluation of the management of the issuer;

     (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas;

     (3) evaluation of the issuer's products in relation to competition and customer acceptance;

     (4) liquidity;

     (5) amount and quality of long-term debt;

     (6) trend of earnings over a period of ten years;

     (7) financial strength of a parent company and the relationships which exist with the issuer; and

     (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

                                       P-2
          Issuers rated P-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

                                   APPENDIX B
                     ADVERTISING AND PROMOTIONAL LITERATURE

      Advertising and promotional literature prepared by each insurance company which is a record shareholder for products it issues or administers may include references to its affiliates, MetLife Advisers, or any subadviser. Reference also may be made to other Funds sponsored by any subadviser.

      Each such insurance company's advertising and promotional material may include, but is not limited to, discussions of the following information (in the case of corporate information, about both affiliated and unaffiliated entities):

   . Specific and general assessments and forecasts regarding the U.S. economy, world economies, the economics of specific nations and their impact on the Portfolio.

   . Specific and general investment emphasis, specialties, fields of expertise, competencies, operations and functions.

   . Specific and general investment philosophies, strategies, processes, techniques and types of analysis.

   . Specific and general sources of information, economic models, forecasts and data services utilized, consulted or considered in the course of providing advisory or other services.

   . The corporate histories, founding dates and names of founders of the entities.

   .  Awards, honors and recognition given to the firms.

   . The names of those with ownership interest and the percentage of ownership.

   . The industries and sectors from which clients are drawn and specific client names and background information on current individual, corporate and institutional clients, including pension and profit sharing plans.

   . Current capitalization, levels of profitability and other financial and statistical information.

   . Identification of portfolio managers, researchers, economists, principals and other staff members and employees.

   . The specific credentials of the above individuals, including, but not limited to, previous employment, current and past positions, titles and duties performed, industry experience, educational background and degrees, awards and honors.

   . Current and historical statistics with respect to MetLife Advisers or any subadviser:

           -total dollar amount of assets managed
           -assets managed in total and/or by Portfolios
           -assets managed in total and/or by Portfolios
           -the growth of assets
           -asset types managed
           -number and location of offices
           -numbers of principal parties and employees, and the length of their tenure, including officers, portfolio managers, researchers, economists, technicians and support staff
           -the above individuals' total and average number of years of industry experience and the total and average length of their employment with the adviser or the subadviser

   . The general and specific strategies applied by the advisers in the management of the Metropolitan Series Fund's portfolios including, but not limited to:

           -the pursuit of growth, value, income oriented, risk management or other strategies
           -the manner and degree to which the strategy is pursued
           -whether the strategy is conservative, moderate or extreme and an explanation of other features, attributes
           -the types and characteristics of investments sought and specific portfolio holdings
           -the actual or potential impact and result
                 from strategy implementation
           -through its own areas of expertise and operations, the value added by subadvisers to the management process
           -the disciplines it employs and goals and benchmarks that it establishes in management
           -the systems utilized in management, the features and characteristics of those systems and the intended results from such computer analysis

   . Specific and general references to portfolio managers and funds that they serve as portfolio manager of, other than Portfolios of the Fund, and those families of funds, other than the Fund. Any such references will indicate that the Fund and the other funds of the managers differ as to performance, objectives, investment restrictions and limitations, portfolio composition, asset size and other characteristics, including fees and expenses. References may also be made to industry rankings and ratings of Portfolios and other funds managed by the Portfolios' adviser and subadvisers, including, but not limited to, those provided by Morningstar, Lipper Analytical Services, Forbes and Worth.

      Additional information contained in advertising and promotional literature may include: rankings and ratings of the Portfolios including, but not limited to, those of Morningstar and Lipper Analytical Services; statistics about the advisers', fund groups' or a specific fund's assets under management; the histories of the advisers and biographical references to portfolio managers and other staff including, but not limited to, background, credentials, honors, awards and recognition received by the advisers and their personnel; and commentary about the advisers, their funds and their personnel from third-party sources including newspapers, magazines, periodicals, radio, television or other electronic media.

      Advertising may include all of the top portfolio holdings of a Portfolio or sector or industry breakdowns.

      References to the Portfolios may be included in any such insurance company's advertising and promotional literature about its 401(k) and retirement plans. The information may include, but is not limited to:

   . Specific and general references to industry statistics regarding 401(k) and retirement plans including historical information and industry trends and forecasts regarding the growth of assets, numbers of plans, funding vehicles, participants, sponsors and other demographic data relating to plans, participants and sponsors, third party and other administrators, benefits consultants and firms including, but not limited to, DC Xchange, William Mercer and other organizations involved in 401(k) and retirement programs with whom the insurance company may or may not have a relationship.

   . Specific and general reference to comparative ratings, rankings and other forms of evaluation as well as statistics regarding the insurance company as a 401(k) or retirement plan funding vehicle produced by, including, but not limited to, Access Research, Dalbar, Investment Company Institute and other industry authorities, research organizations and publications.

   . Specific and general discussion of economic, legislative, and other environmental factors affecting 401(k) and retirement plans, including, but not limited to, statistics, detailed explanations or broad summaries of:

           -past, present and prospective tax regulation, Internal Revenue Service requirements and rules, including, but not limited to, reporting standards, minimum distribution notices, Form 5500, Form 1099R and other relevant forms and documents, Department of Labor rules and standards and other regulation. This includes past, current and future initiatives, interpretive releases and positions of regulatory authorities about the past, current or future eligibility, availability, operations, administration, structure, features, provisions or benefits of 401(k) and retirement plans

                 -information about the history, status and future trends of Social Security and similar government benefit programs including, but not limited to, eligibility and participation, availability, operations and administration, structure and design, features, provisions, benefits and costs
                 -current and prospective ERISA regulation and requirements.

   . Specific and general discussion of the benefits of 401(k) investment and retirement plans, and, in particular, the NEF 401(k) and retirement plans, to the participant and plan sponsor, including explanations, statistics and other data, about:

                 -increased employee retention
                 -reinforcement or creation of morale
                 -deductibility of contributions for participants
                 -deductibility of expenses for employers
                 -tax deferred growth, including illustrations and charts
                 -loan features and exchanges among accounts
                 -educational services materials and efforts, including, but not limited to, videos, slides, presentation materials, brochures, an investment calculator, payroll stuffers, quarterly publications, releases and information on a periodic basis and the availability of wholesalers and other personnel.

   . Specific and general reference to the benefits of investing in mutual funds for 401(k) and retirement plans, and, in particular, the Fund and investing in the insurance company's 401(k) and retirement plans, including, but not limited to:

                 -the significant economies of scale experienced by mutual fund companies in the 401(k) and retirement benefits arena
                 -broad choice of investment options and competitive fees
                 -plan sponsor and participant statements and notices
                 -the plan prototype, summary descriptions and board resolutions -plan design and customized proposals
                 -Directorship, record keeping and administration
                 -the services of State Street Bank, including, but not limited to, Director services and tax reporting
                 -the services of other service providers, including, but not limited to, mutual fund processing support, participant 800 numbers and participant 401(k) statements
                 -the services of Trust Consultants Inc., including, but not limited to, sales support, plan record keeping, document service support, plan sponsor support, compliance testing and Form 5500 preparation.

   . Specific and general reference to the role of the investment dealer and the benefits and features of working with a financial professional including:

                 -access to expertise on investments
                 -assistance in interpreting past, present and future market trends and economic events
                 -providing information to clients including participants during enrollment and on an ongoing basis after participation
                 -promoting and understanding the benefits of investing,
                      including mutual fund diversification and professional management.

                          PART C.  OTHER INFORMATION

Item 23.  Exhibits

Exhibit
Number                                         Description
------                                         -----------

(a)(a). --Articles of Incorporation of Registrant, as amended May 23, 1983, are incorporated herein by reference to Post-Effective Amendment No. 17 to this Registration
          Statement filed on April 30, 1996.

(a)(b). --Articles Supplementary of Registrant, dated October 22, 1984, are incorporated herein by reference to Post-Effective Amendment No. 17 to this Registration
          Statement filed on April 30, 1996.

(a)(c). --Articles Supplementary of Registrant, dated October 25, 1984, are incorporated herein by reference to Post-Effective Amendment No. 17 to this Registration
          Statement filed on April 30, 1996.

(a)(d). --Articles Supplementary of Registrant, dated May 16, 1986, are incorporated herein by reference to Post-Effective Amendment No. 17 to this Registration Statement filed on
          April 30, 1996.

(a)(e). --Articles Supplementary of Registrant, dated October 6, 1987, are incorporated herein by reference to Post-Effective Amendment No. 17 to this Registration Statement filed on April 30, 1996.

(a)(f). --Articles Supplementary of Registrant, dated January 25,1990, are incorporated herein by reference to Post-Effective Amendment No. 17 to this Registration Statement filed on April 30, 1996.

(a)(g). --Articles Supplementary of Registrant, dated August 3, 1990, are incorporated herein by reference to Post-Effective Amendment No. 17 to this Registration Statement filed on April 30, 1996.

(a)(h). --Articles Supplementary of Registrant, dated December 17, 1996, are incorporated herein by reference to Post-Effective Amendment No. 18 to this Registration
          Statement filed on December 18, 1996.

(a)(i). --Articles Supplementary of Registrant, dated September 9, 1998, are incorporated herein by reference to Post-Effective Amendment No. 23 to this Registration
          Statement filed on January 11, 1999.

(a)(j). --Articles Supplementary of Registrant, dated February 7, 2000, are incorporated herein by reference to Post-Effective Amendment No. 26 to this Registration
          Statement filed on April 6, 2000.

(a)(k). --Articles Supplementary of Registrant, dated November 2, 2000, are incorporated herein by reference to Post-Effective Amendment No. 28 to this Registration
          Statement filed on November 30, 2000.

(a)(l). --Articles Supplementary of Registrant, dated February 26, 2001, are incorporated herein by reference to Post-Effective Amendment No. 30 to this Registration
          Statement filed on April 4, 2001.

(a)(m). --Articles of Amendment, dated October 6, 1998, are incorporated herein by reference to
          Post-Effective Amendment No. 22 to this Registration Statement filed on October 6, 1998.

(a)(n). --Articles of Amendment, dated January 11, 2000, are incorporated herein by reference to Post-Effective Amendment No. 25 to this Registration Statement filed on
          January 19, 2000.

(a)(o). --Articles of Amendment, dated March 5, 2001, are incorporated herein by reference to
          Post-Effective Amendment No. 30 to this Registration Statement filed on April 4, 2001.

(b)(a). --By-Laws of Registrant, as amended January 27, 1988, are incorporated herein by reference to Post-Effective Amendment No. 17 to this Registration Statement filed on
          April 30, 1996.

  Exhibit
  Number                                        Description
  ------                                        -----------

(b)(b).     --Amendment to By-Laws, dated April 24, 1997, is incorporated herein by reference to
              Post-Effective Amendment No. 20 to this Registration Statement filed on April 2,
              1998.

(c).        --None.

(d)(a)(1).  --Investment Management Agreement relating to State Street Research Aggressive
              Growth Portfolio is incorporated herein by reference to Post-Effective Amendment
              No. 31 to this Registration Statement filed on January 29, 2002.

(d)(a)(2).  --Investment Management Agreement relating to State Street Research Diversified
              Portfolio is incorporated herein by reference to Post-Effective Amendment No. 31 to this Registration Statement filed on January 29, 2002.

(d)(a)(3).  --Investment Management Agreement relating to State Street Research Investment
              Trust Portfolio is incorporated herein by reference to Post-Effective Amendment
              No. 31 to this Registration Statement filed on January 29, 2002.

(d)(a)(4).  --Investment Management Agreement relating to State Street Research Aurora
              Portfolio is incorporated herein by reference to Post-Effective Amendment No. 31 to this Registration Statement filed on January 29, 2002.

(d)(a)(5).  --Investment Management Agreement relating to Putnam International Stock
              Portfolio is incorporated herein by reference to Post-Effective Amendment No. 31 to this Registration Statement filed on January 29, 2002.

(d)(a)(6).  --Investment Management Agreement relating to Putnam Large Cap Growth
              Portfolio is incorporated herein by reference to Post-Effective Amendment No. 31 to this Registration Statement filed on January 29, 2002.

(d)(a)(7).  --Investment Management Agreement relating to Harris Oakmark Large Cap Value
              Portfolio is incorporated herein by reference to Post-Effective Amendment No. 31 to this Registration Statement filed on January 29, 2002.

(d)(a)(8).  --Investment Management Agreement relating to Janus Mid Cap Portfolio is incorporated herein by reference to Post-Effective Amendment No. 31 to this
              Registration Statement filed on January 29, 2002.

(d)(a)(9).  --Investment Management Agreement relating to Janus Growth Portfolio is incorporated herein by reference to Post-Effective Amendment No. 31 to this
              Registration Statement filed on January 29, 2002.

(d)(a)(10). --Investment Management Agreement relating to Neuberger Berman Partners
              Mid Cap Value Portfolio is incorporated herein by reference to Post-Effective
              Amendment No. 31 to this Registration Statement filed on January 29, 2002.

(d)(a)(11). --Investment Management Agreement relating to Scudder Global Equity Portfolio is incorporated herein by reference to Post-Effective Amendment No. 31 to this
              Registration Statement filed on January 29, 2002.

(d)(a)(12). --Investment Management Agreement relating to T. Rowe Price Large Cap Growth
              Portfolio is incorporated herein by reference to Post-Effective Amendment No. 31 to this Registration Statement filed on January 29, 2002.

(d)(a)(13). --Investment Management Agreement relating to T. Rowe Price Small Cap Growth
              Portfolio is incorporated herein by reference to Post-Effective Amendment No. 31 to this Registration Statement filed on January 29, 2002.

(d)(a)(14). --Investment Management Agreement relating to Lehman Brothers Aggregate Bond
              Index Portfolio is incorporated herein by reference to Post-Effective Amendment
              No. 31 to this Registration Statement filed on January 29, 2002.

(d)(a)(15). --Investment Management Agreement relating to MetLife Stock Index Portfolio is incorporated herein by reference to Post-Effective Amendment No. 31 to this
              Registration Statement filed on January 29, 2002.

  Exhibit
  Number                                        Description
  ------                                        -----------

(d)(a)(16). --Investment Management Agreement relating to MetLife Mid Cap Stock Index
              Portfolio is incorporated herein by reference to Post-Effective Amendment No. 31 to this Registration Statement filed on January 29, 2002.

(d)(a)(17). --Investment Management Agreement relating to Morgan Stanley EAFE Index
              Portfolio is incorporated herein by reference to Post-Effective Amendment No. 31 to this Registration Statement filed on January 29, 2002.

(d)(a)(18). --Investment Management Agreement relating to Russell 2000 Index Portfolio is incorporated herein by reference to Post-Effective Amendment No. 31 to this
              Registration Statement filed on January 29, 2002.

(d)(a)(19). --Investment Management Agreement relating to Franklin Templeton Small Cap
              Growth Portfolio is incorporated herein by reference to Post-Effective Amendment
              No. 31 to this Registration Statement filed on January 29, 2002.

(d)(a)(20). --Investment Management Agreement relating to State Street Research Large Cap
              Value Portfolio is incorporated herein by reference to Post-Effective Amendment
              No. 32 to this Registration Statement filed on April 12, 2002.

(d)(b)(1).  --Sub-Investment Management Agreement relating to State Street Research
              Aggressive Growth Portfolio is incorporated herein by reference to Post-Effective
              Amendment No. 31 to this Registration Statement filed on January 29, 2002.

(d)(b)(2).  --Sub-Investment Management Agreement relating to State Street Research
              Diversified Portfolio is incorporated herein by reference to Post-Effective
              Amendment No. 31 to this Registration Statement filed on January 29, 2002.

(d)(b)(3).  --Sub-Investment Management Agreement relating to State Street Research
              Investment Trust Portfolio is incorporated herein by reference to Post-Effective
              Amendment No. 31 to this Registration Statement filed on January 29, 2002.

(d)(b)(4).  --Sub-Investment Management Agreement relating to State Street Research Aurora
              Portfolio is incorporated herein by reference to Post-Effective Amendment No. 31 to this Registration Statement filed on January 29, 2002.

(d)(b)(5).  --Sub-Investment Management Agreement relating to Putnam International Stock
              Portfolio is incorporated herein by reference to Post-Effective Amendment No. 31 to this Registration Statement filed on January 29, 2002.

(d)(b)(6).  --Sub-Investment Management Agreement relating to Putnam Large Cap Growth
              Portfolio is incorporated herein by reference to Post-Effective Amendment No. 31 to this Registration Statement filed on January 29, 2002.

(d)(b)(7).  --Sub-Investment Management Agreement relating to Harris Oakmark Large Cap
              Value Portfolio is incorporated herein by reference to Post-Effective Amendment
              No. 31 to this Registration Statement filed on January 29, 2002.

(d)(b)(8).  --Sub-Investment Management Agreement relating to Janus Mid Cap Portfolio is incorporated herein by reference to Post-Effective Amendment No. 32 to this
              Registration Statement filed on April 12, 2002.

(d)(b)(9).  --Sub-Investment Management Agreement relating to Janus Growth Portfolio is incorporated herein by reference to Post-Effective Amendment No. 32 to this
              Registration Statement filed on April 12, 2002.

(d)(b)(10). --Sub-Investment Management Agreement relating to Neuberger Berman Partners
              Mid Cap Value Portfolio is incorporated herein by reference to Post-Effective
              Amendment No. 31 to this Registration Statement filed on January 29, 2002.

(d)(b)(11). --Sub-Investment Management Agreement relating to Scudder Global Equity
              Portfolio is incorporated herein by reference to Post-Effective Amendment No. 32 to this Registration Statement filed on April 12, 2002.

  Exhibit
  Number                                       Description
  ------                                       -----------

(d)(b)(12). --Sub-Investment Management Agreement relating to T. Rowe Price Large Cap
              Growth Portfolio is incorporated herein by reference to Post-Effective Amendment
              No. 31 to this Registration Statement filed on January 29, 2002.

(d)(b)(13). --Sub-Investment Management Agreement relating to T. Rowe Price Small Cap
              Growth Portfolio is incorporated herein by reference to Post-Effective Amendment
              No. 31 to this Registration Statement filed on January 29, 2002.

(d)(b)(14). --Sub-Investment Management Agreement relating to Lehman Brothers Aggregate
              Bond Index Portfolio is incorporated herein by reference to Post-Effective
              Amendment No. 31 to this Registration Statement filed on January 29, 2002.

(d)(b)(15). --Sub-Investment Management Agreement relating to MetLife Stock Index Portfolio is incorporated herein by reference to Post-Effective Amendment No. 31 to this
              Registration Statement filed on January 29, 2002.

(d)(b)(16). --Sub-Investment Management Agreement relating to MetLife Mid Cap Stock Index
              Portfolio is incorporated herein by reference to Post-Effective Amendment No. 31 to this Registration Statement filed on January 29, 2002.

(d)(b)(17). --Sub-Investment Management Agreement relating to Morgan Stanley EAFE Index
              Portfolio is incorporated herein by reference to Post-Effective Amendment No. 31 to this Registration Statement filed on January 29, 2002.

(d)(b)(18). --Sub-Investment Management Agreement relating to Russell 2000 Index Portfolio is incorporated herein by reference to Post-Effective Amendment No. 31 to this
              Registration Statement filed on January 29, 2002.

(d)(b)(19). --Sub-Investment Management Agreement relating to Franklin Templeton Small
              Cap Growth Portfolio is incorporated herein by reference to Post-Effective
              Amendment No. 31 to this Registration Statement filed on January 29, 2002.

(d)(b)(20). --Sub-Investment Management Agreement relating to State Street Research Large
              Cap Value Portfolio is incorporated herein by reference to Post-Effective
              Amendment No. 32 to this Registration Statement filed on April 12, 2002.

(d)(c)(1).  --Advisory Agreement relating to State Street Research Money Market Portfolio*

(d)(c)(2).  --Advisory Agreement relating to Salomon Brothers Strategic Bond Opportunities
              Portfolio*

(d)(c)(3).  --Advisory Agreement relating to Salomon Brothers U.S. Government Portfolio*

(d)(c)(4).  --Advisory Agreement relating to State Street Research Bond Income Portfolio*

(d)(c)(5).  --Advisory Agreement relating to Balanced Portfolio*

(d)(c)(6).  --Advisory Agreement relating to MFS Total Return Portfolio*

(d)(c)(7).  --Advisory Agreement relating to Alger Equity Growth Portfolio*

(d)(c)(8).  --Advisory Agreement relating to Capital Guardian U.S. Equity Portfolio*

(d)(c)(9).  --Advisory Agreement relating to Davis Venture Value Portfolio*

(d)(c)(10). --Advisory Agreement relating to FI Mid Cap Opportunities Portfolio*

(d)(c)(11). --Advisory Agreement relating to FI Structured Equity Portfolio*

(d)(c)(12). --Advisory Agreement relating to Harris Oakmark Focused Value Portfolio*

(d)(c)(13). --Advisory Agreement relating to Jennison Growth Portfolio*

(d)(c)(14). --Advisory Agreement relating to Loomis Sayles Small Cap Portfolio*

(d)(c)(15). --Advisory Agreement relating to MFS Investors Trust Portfolio*

(d)(c)(16). --Advisory Agreement relating to MFS Research Managers Portfolio*

(d)(c)(17). --Advisory Agreement relating to Zenith Equity Portfolio*

  Exhibit
  Number                                         Description
  ------                                         -----------
(d)(d)(1).  --Subadvisory Agreement relating to State Street Research Money Market
              Portfolio*
(d)(d)(2).  --Subadvisory Agreement relating to Salomon Brothers Strategic Bond
              Opportunities Portfolio*
(d)(d)(3).  --Subadvisory Agreement relating to Salomon Brothers U.S. Government Portfolio*
(d)(d)(4).  --Subadvisory Agreement relating to State Street Research Bond Income Portfolio*
(d)(d)(5).  --Subadvisory Agreement relating to Balanced Portfolio*
(d)(d)(6).  --Subadvisory Agreement relating to MFS Total Return Portfolio*
(d)(d)(7).  --Subadvisory Agreement relating to Alger Equity Growth Portfolio*
(d)(d)(8).  --Subadvisory Agreement relating to Capital Guardian U.S. Equity Portfolio*
(d)(d)(9).  --Subadvisory Agreement relating to Davis Venture Value Portfolio*
(d)(d)(10). --Subadvisory Agreement relating to FI Mid Cap Opportunities Portfolio*
(d)(d)(11). --Subadvisory Agreement relating to FI Structured Equity Portfolio*
(d)(d)(12). --Subadvisory Agreement relating to Harris Oakmark Focused Value Portfolio*
(d)(d)(13). --Subadvisory Agreement relating to Jennison Growth Portfolio*
(d)(d)(14). --Subadvisory Agreement relating to Loomis Sayles Small Cap Portfolio*
(d)(d)(15). --Subadvisory Agreement relating to MFS Investors Trust Portfolio*
(d)(d)(16). --Subadvisory Agreement relating to MFS Research Managers Portfolio*
(d)(e).     --Sub-subadvisory Agreement relating to FI Mid Cap Opportunities Portfolio and FI
              Structured Equity Portfolio*
(e)(a).     --Distribution Agreement dated May 16, 1983 is incorporated herein by reference to
              Post-Effective Amendment No. 17 to this Registration Statement filed on April 30,
              1996.
(e)(b).     --Addendum dated May 1, 1986 to Distribution Agreement dated May 16, 1983 is incorporated herein by reference to Post-Effective Amendment No. 17 to this
              Registration Statement filed on April 30, 1996.
(e)(c).     --Second Addendum dated May 16, 1993 to Distribution Agreement dated May 16,
              1983 is incorporated herein by reference to Post-Effective Amendment No. 17 to this Registration Statement filed on April 30, 1996.
(e)(d).     --Third Addendum dated December 1, 2000 to Distribution Agreement dated May 16,
              1983 is incorporated herein by reference to Post-Effective Amendment No. 28 to this Registration Statement filed on November 30, 2000.
(e)(e).     --Fourth Addendum dated February 6, 2001 to Distribution Agreement dated May 16,
              1983 is incorporated herein by reference to Post-Effective Amendment No. 30 to this
              Registration Statement filed on April 4, 2001.
(e)(f).     --Distribution Agreement dated May 1, 2003*
(f).        --None
(g)(a).     --Custodian Agreement with State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 17 to this Registration
              Statement filed on April 30, 1996.
(g)(b).     --Revised schedule of remuneration is incorporated herein by reference to Post-
              Effective Amendment No. 17 to this Registration Statement filed on April 30, 1996.
(g)(c).     --Amendments to Custodian Agreement are incorporated herein by reference to
              Post-Effective Amendment No. 17 to this Registration Statement filed on April 30,
              1996.
(g)(d).     --Amendment to Custodian Agreement is incorporated herein by reference to Post-
              Effective Amendment No. 31 to this Registration Statement filed on January 29, 2002.
(g)(e).     --Agreement revising list of funds subject to Custodian Agreement*

Exhibit
Number                                       Description
------                                       -----------

(h)(a). --Transfer Agency Agreement*

(h)(b). --Agreement relating to the use of the "Metropolitan" name and service marks is incorporated herein by reference to Post-Effective Amendment No. 17 to this
          Registration Statement filed on April 30, 1996.

(h)(c). --Licensing Agreements relating to Morgan Stanley EAFE Index, Russell 2000 Index and Lehman Brothers Aggregate Bond Index Portfolio is incorporated herein by reference to Post-Effective Amendment No. 24 to this Registration Statement filed on
          April 1, 1999.

(h)(d). --Licensing Agreement relating to MetLife Stock Index and MetLife Mid Cap Stock
          Index Portfolios (fee schedule omitted) is incorporated herein by reference to Post-
          Effective Amendment No. 26 to this Registration Statement filed on April 6, 2000.

(h)(e). --Form of Participation Agreement is incorporated herein by reference to Post-
          Effective Amendment No. 26 to this Registration Statement filed on April 6, 2000.

(h)(f). --Expense Agreement*

(h)(g). --Powers of Attorney are incorporated herein by reference to Post-Effective
          Amendment No. 32 to this Registration Statement filed on April 12, 2002.

(i).    --Opinion and Consent of Counsel**

(j).    --Consent of Independent Public Accountants**

(k).    --None

(l).    --None

(m)(a). --Class B and Class E Distribution Plan dated February 6, 2001 is incorporated herein by reference to Post-Effective Amendment No. 30 to this Registration Statement filed on April 4, 2001.

(m)(b). --Class B and Class E Distribution and Services Plan dated May 1, 2003*

(n).    --Rule 18f-3 Plan is incorporated herein by reference to Post-Effective Amendment No.
          30 to this Registration Statement filed on April 4, 2001.

(o).    --None

(p)(a). --Metropolitan Series Fund, Inc. Code of Ethics is incorporated herein by reference to
          Post-Effective Amendment No. 26 to this Registration Statement filed on April 6,
          2000.

(p)(b). --MetLife Advisers, LLC Code of Ethics is incorporated herein by reference to Post-
          Effective Amendment No. 30 to this Registration Statement filed on April 4, 2001.

(p)(c). --Davis Selected Advisers, L.P. Code of Ethics*

(p)(d). --Fidelity Investments Code of Ethics*

(p)(e). --Wellington Management Company, LLP Code of Ethics*

(p)(f). --Harris Associates L.P. Code of Ethics*

(p)(g). --Jennison Associates LLC Code of Ethics*

(p)(h). --Loomis Sayles & Co., L.P. Code of Ethics*

(p)(i). --Massachusetts Financial Services Company Code of Ethics*

(p)(j). --Salomon Brothers Asset Management Inc (SSB Citi) Code of Ethics*

(p)(k). --State Street Research & Management Company Code of Ethics*

(p)(l). --Capital Group Companies Code of Ethics*

Exhibit
Number                    Description
------                    -----------

(p)(m). --Deutsche Asset Management Code of Ethics*

(p)(n). --Franklin Templeton Investments Code of Ethics*

(p)(o). --Janus Code of Ethics*

(p)(p). --Neuberger Berman Code of Ethics*

(p)(q). --Putnam Investments Code of Ethics*

(p)(r). --T. Rowe Price Group Code of Ethics*

(p)(s). --Alger Code of Ethics*

--------
   * Filed herewith.
  ** To be filed by amendment.

Item 24.  Persons Controlled by or Under Common Control with the Fund

   None.

Item 25.  Indemnification.

   The Registrant is required by Article V of its By-Laws to indemnify or advance expenses to directors and officers (or former directors and officers) to the extent permitted or required by the Maryland General Corporation Law ("MGCL") and, in the case of officers (or former officers), only to the extent specifically authorized by resolution of the Board of Directors. Section 2-418 of the MGCL permits indemnification of a director against judgments, penalties, fines, settlements and reasonable expenses actually incurred by the director in connection with any proceeding to which he has been made a party by reason of service as a director, unless it is established that (i) the director's act or omission was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty; or (ii) the director actually received an improper personal benefit in money, property or services; or (iii) in the case of a criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful. However, indemnification may not be made in any proceeding by or in the right of the corporation in which the director has been adjudged to be liable to the corporation. In addition, a director may not be indemnified in respect of any proceeding charging improper personal benefit to the director, whether or not involving action in the director's official capacity, in which the director was adjudged to be liable on the basis that personal benefit was improperly received. Section 2-418 of the MGCL also requires a corporation, unless limited by its charter, to indemnify a director who has been successful in the defense of a proceeding against reasonable expenses incurred. Reasonable expenses incurred by a director may be paid or reimbursed by a corporation in advance the final disposition of a proceeding upon the receipt of certain written affirmations and undertakings required by Section 2-418. Unless limited by its directors, a Maryland corporation may indemnify and advance expenses to an officer to the same extent it may indemnify a director, and is required to indemnify an officer to the extent required for a director.

   Notwithstanding the foregoing, Article V of the Registrant's By-Laws provides that nothing contained therein shall be construed to protect any director or officer against any liability to the Registrant or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.-

   Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.  Business and other Connections of Investment Manager.

   (a) MetLife Advisers, LLC, is the adviser of the Registrant. The list required by this Item 26 regarding any other business, profession, vocation or employment of a substantial nature engaged in by officers and directors of MetLife Advisers, LLC during the past two years is incorporated by reference to Schedules A and D of Form ADV filed by MetLife Advisers, LLC pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801-47459).

   (b) Subadvisers of the Metropolitan Series Fund.

1. The list of each director and certain officers of State Street Research & Management Company indicating any other business, profession, vocation or employment of a substantial nature in which each such person is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is incorporated herein by reference to Schedules A and D of Form ADV filed by State Street Research pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-18538).

2. The list of each director and certain officers of Deutsche Investment Management Americas Inc. indicating any other business, profession, vocation or employment of a substantial nature in which each such person is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is incorporated herein by reference to Schedules A and D of Form ADV filed by Deutsche Investment Management Americas Inc. pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-252).

3. The list of each director and certain officers of Janus Capital Management, LLC indicating any other business, profession, vocation or employment of a substantial nature in which each such person is or has been, at any time during the past five fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is incorporated herein by reference to

Schedules A and D of Form ADV filed by Janus Capital Management, LLC pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-13991).

4. The list of each director and certain officers of T. Rowe Price Associates, Inc. indicating any other business, profession, vocation or employment of a substantial nature in which each such person is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is incorporated herein by reference to Schedules A and D of Form ADV filed by T. Rowe Price Associates, Inc. pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-856).

5. The list of each director and certain officers of Metropolitan Life Insurance Company indicating any other business, profession, vocation or employment of a substantial nature in which such person is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is incorporated herein by reference to Schedules A and D of Form ADV filed by Metropolitan Life Insurance Company pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-13613).

6. The list of each director and certain officers of Harris Associates L.P. indicating any other business, profession, vocation or employment of a substantial nature in which each such person is or has been, at any time during the past five fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is incorporated herein by reference to Schedules A and D of Form ADV filed by Harris Associates L.P. pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-50333).

7. The list of each director and certain officers of Neuberger Berman Management Inc. indicating any other business, profession, vocation or employment of a substantial nature in which each such person is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is incorporated herein by reference to Schedules A and D of Form ADV filed by Neuberger Berman Management Inc. pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-8259).

8. The list of each director and certain officers of Putnam Investment Management, LLC indicating any other business, profession, vocation or employment of a substantial nature in which each such person is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is incorporated herein by reference to Schedules A and D of Form ADV filed by Putnam Investment Management, LLC pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-7974).

9. The list of each director and certain officers of Franklin Advisers, Inc. indicating any other business, profession, vocation or employment of a substantial nature in which each such person is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is incorporated herein by reference to Schedules A and D of Form ADV filed by Franklin Advisers, Inc. pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-26292).

10. The list of each director and certain officers of Capital Guardian Trust Company indicating any other business, profession, vocation or employment of a substantial nature in which each such person is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is incorporated herein by reference to Schedules A and D of Form ADV filed by Capital Guardian Trust Company pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801-60145).

11. The list of each director and certain officers of Davis Selected Advisers, L.P. indicating any other business, profession, vocation or employment of a substantial nature in which each such person is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is incorporated herein by reference to

Schedules A and D of Form ADV filed by Davis Selected Advisers, L.P. pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801-31648).

12. The list of each director and certain officers of Fred Alger Management, Inc. indicating any other business, profession, vocation or employment of a substantial nature in which each such person is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is incorporated herein by reference to Schedules A and D of Form ADV filed by Fred Alger Management, Inc. pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801- 6709).

13. The list of each director and certain officers of Jennison Associates LLC indicating any other business, profession, vocation or employment of a substantial nature in which each such person is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is incorporated herein by reference to Schedules A and D of Form ADV filed by Jennison Associates LLC pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801- 5608).

14. The list of each director and certain officers of Loomis Sayles & Company, L.P. indicating any other business, profession, vocation or employment of a substantial nature in which each such person is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is incorporated herein by reference to Schedules A and D of Form ADV filed by Loomis Sayles & Company, L.P pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801-170).

15. The list of each director and certain officers of Massachusetts Financial Services Company indicating any other business, profession, vocation or employment of a substantial nature in which each such person is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is incorporated herein by reference to Schedules A and D of Form ADV filed by Massachusetts Financial Services Company pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801-17352).

16. The list of each director and certain officers of Salomon Brothers Asset Management Inc indicating any other business, profession, vocation or employment of a substantial nature in which each such person is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is incorporated herein by reference to Schedules A and D of Form ADV filed by Salomon Brothers Asset Management Inc pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801-32046).

17. The list of each director and certain officers of Wellington Management Company, LLP indicating any other business, profession, vocation or employment of a substantial nature in which each such person is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is incorporated herein by reference to Schedules A and D of Form ADV filed by Wellington Management Company, LLP pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801-15908).

18. The list of each director and certain officers of Fidelity Management & Research Company indicating any other business, profession, vocation or employment of a substantial nature in which each such person is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is incorporated herein by reference to Schedules A and D of Form ADV filed by Fidelity Management & Research Company pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801-7884).

Item 27.  Principal Underwriters.

   The list of each director and certain officers of Metropolitan Life Insurance Company indicating any other business, profession, vocation or employment of a substantial nature in which such person is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is incorporated herein by reference to Schedules A and D of Form ADV filed by Metropolitan Life Insurance Company pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-13613).

Item 28.  Location of Accounts and Records.

   Accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules thereunder are maintained by the following companies:

Metropolitan Series Fund, Inc.
501 Boylston Street
Boston, Massachusetts 02116

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

Metropolitan Life Insurance Company
One Madison Avenue
New York, New York 10010

State Street Research & Management Company
One Financial Center
Boston, Massachusetts 02111

Harris Associates L.P.
Two North LaSalle Street
Chicago, Illinois 60602

Deutsche Investment Management Americas Inc.
Two International Place
Boston, Massachusetts 02110

Franklin Advisers, Inc.
One Franklin Parkway
San Mateo, California 94403

Janus Capital Management, LLC
100 Fillmore Street
Denver, Colorado 80206

Neuberger Berman Management Inc.
605 Third Avenue
New York, New York 10158

Putnam Investment Management, LLC
Two Liberty Square
Boston, Massachusetts 02109

T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, Maryland 21202

Salomon Brothers Asset Management Inc
399 Park Avenue
New York, New York 10022

Wellington Management Company, LLP
75 State Street
Boston, Massachusetts 02109

Massachusetts Financial Services Company
500 Boylston Street
Boston, Massachusetts 02116

Fred Alger Management, Inc.
111 Fifth Avenue
New York, New York 10003

Capital Guardian Trust Company
333 South Hope Street
Los Angeles, California 90071

Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

Fidelity Management & Research Company
82 Devonshire Street
Boston, Massachusetts 02109

Jennison Associates LLC
466 Lexington Avenue
New York, New York 10017

Loomis Sayles & Company, L.P.
One Financial Center
Boston, Massachusetts 02110

Item 29.  Management Services.

   None.

Item 30.  Undertakings.

   Not applicable.

                                  SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this amendment to its registration statement to be signed on its behalf by the undersigned, duly authorized, in the city of Boston and The Commonwealth of Massachusetts on the 17th day of January, 2003.

                                          METROPOLITAN SERIES FUND, INC.
                                                      (Registrant)

                                                    /s/  ANNE M. GOGGIN
                                          By: . . . . . . . . . . . . . . . .
                                                       Anne M. Goggin
                                                         President

   Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

                         Signature                        Date
                         ---------                        ----
                    /s/  ANNE M. GOGGIN             January 17, 2003
              . . . . . . . . . . . . . .
                      Anne M. Goggin
           President and Chief Executive Officer
               (Principal Executive Officer)

                             *
              . . . . . . . . . . . . . .
                      Steve A. Garban
                         Director

                             *
              . . . . . . . . . . . . . .
                       Linda Strumpf
                         Director

                             *
              . . . . . . . . . . . . . .
                      Dean O. Morton
                         Director

                             *
              . . . . . . . . . . . . . . .
                  Michael S. Scott Morton
                         Director

                             *
              . . . . . . . . . . . . . .
                    Arthur G. Typermass
                         Director

                             *
              . . . . . . . . . . . . . .
                      Toby Rosenblatt

                             *
              . . . . . . . . . . . . . .
                     H. Jesse Arnelle

                        Signature                             Date
                        ---------                             ----

                   /s/  PETER H. DUFFY                  January 17, 2003
              . . . . . . . . . . . . . . .
                     Peter H. Duffy
           Treasurer (Principal Financial and
                   Accounting Officer)

               *BY:   /S/  THOMAS M. LENZ               January 17, 2003
                . . . . . . . . . . . . . . .
                     Thomas M. Lenz
                    Attorney-in-Fact

                                  EXHIBIT INDEX


  Exhibit
  Number                                       Description
  ------                                       -----------
(d)(c)(1).  --Advisory Agreement relating to State Street Research Money Market Portfolio
(d)(c)(2).  --Advisory Agreement relating to Salomon Brothers Strategic Bond Opportunities
              Portfolio
(d)(c)(3).  --Advisory Agreement relating to Salomon Brothers U.S. Government Portfolio
(d)(c)(4).  --Advisory Agreement relating to State Street Research Bond Income Portfolio
(d)(c)(5).  --Advisory Agreement relating to Balanced Portfolio
(d)(c)(6).  --Advisory Agreement relating to MFS Total Return Portfolio
(d)(c)(7).  --Advisory Agreement relating to Alger Equity Growth Portfolio
(d)(c)(8).  --Advisory Agreement relating to Capital Guardian U.S. Equity Portfolio
(d)(c)(9).  --Advisory Agreement relating to Davis Venture Value Portfolio
(d)(c)(10). --Advisory Agreement relating to FI Mid Cap Opportunities Portfolio
(d)(c)(11). --Advisory Agreement relating to FI Structured Equity Portfolio
(d)(c)(12). --Advisory Agreement relating to Harris Oakmark Focused Value Portfolio
(d)(c)(13). --Advisory Agreement relating to Jennison Growth Portfolio
(d)(c)(14). --Advisory Agreement relating to Loomis Sayles Small Cap Portfolio
(d)(c)(15). --Advisory Agreement relating to MFS Investors Trust Portfolio
(d)(c)(16). --Advisory Agreement relating to MFS Research Managers Portfolio
(d)(c)(17). --Advisory Agreement relating to Zenith Equity Portfolio
(d)(d)(1).  --Subadvisory Agreement relating to State Street Research Money Market Portfolio
(d)(d)(2).  --Subadvisory Agreement relating to Salomon Brothers Strategic Bond Opportunities
              Portfolio
(d)(d)(3).  --Subadvisory Agreement relating to Salomon Brothers U.S. Government Portfolio
(d)(d)(4).  --Subadvisory Agreement relating to State Street Research Bond Income Portfolio
(d)(d)(5).  --Subadvisory Agreement relating to Balanced Portfolio
(d)(d)(6).  --Subadvisory Agreement relating to MFS Total Return Portfolio
(d)(d)(7).  --Subadvisory Agreement relating to Alger Equity Growth Portfolio
(d)(d)(8).  --Subadvisory Agreement relating to Capital Guardian U.S. Equity Portfolio
(d)(d)(9).  --Subadvisory Agreement relating to Davis Venture Value Portfolio
(d)(d)(10). --Subadvisory Agreement relating to FI Mid Cap Opportunities Portfolio
(d)(d)(11). --Subadvisory Agreement relating to FI Structured Equity Portfolio
(d)(d)(12). --Subadvisory Agreement relating to Harris Oakmark Focused Value Portfolio
(d)(d)(13). --Subadvisory Agreement relating to Jennison Growth Portfolio
(d)(d)(14). --Subadvisory Agreement relating to Loomis Sayles Small Cap Portfolio
(d)(d)(15). --Subadvisory Agreement relating to MFS Investors Trust Portfolio
(d)(d)(16). --Subadvisory Agreement relating to MFS Research Managers Portfolio
(d)(e).     --Sub-subadvisory Agreement relating to FI Mid Cap Opportunities Portfolio and FI
              Structured Equity Portfolio
(e)(f).     --Distribution Agreement dated May 1, 2003
(g)(e).     --Agreement revising list of funds subject to Custodian Agreement
(h)(a).     --Transfer Agency Agreement
(h)(f).     --Expense Agreement
(m)(b).     --Class B and Class E Distribution and Services Plan dated May 1, 2003
(p)(c).     --Davis Selected Advisers, L.P. Code of Ethics


Exhibit
Number                             Description
------                             -----------
(p)(d). --Fidelity Investments Code of Ethics
(p)(e). --Wellington Management Company, LLP Code of Ethics
(p)(f). --Harris Associates L.P. Code of Ethics
(p)(g). --Jennison Associates LLC Code of Ethics
(p)(h). --Loomis Sayles & Co., L.P. Code of Ethics
(p)(i). --Massachusetts Financial Services Company Code of Ethics
(p)(j). --Salomon Brothers Asset Management Inc (SSB Citi) Code of Ethics
(p)(k). --State Street Research & Management Company Code of Ethics
(p)(l). --Capital Group Companies Code of Ethics
(p)(m). --Deutsche Asset Management Code of Ethics
(p)(n). --Franklin Templeton Investments Code of Ethics
(p)(o). --Janus Code of Ethics
(p)(p). --Neuberger Berman Code of Ethics
(p)(q). --Putnam Investments Code of Ethics
(p)(r). --T. Rowe Price Group Code of Ethics
(p)(s). --Alger Code of Ethics